PILGRIM
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FUNDS FOR SERIOUS INVESTORS

                                                              Semi-Annual Report

                                                         Classes: A, B, C, and M
                                                               December 31, 1999

                                                               U.S. EQUITY FUNDS
                                                                Pilgrim MagnaCap
                                                        Pilgrim LargeCap Leaders
                                                         Pilgrim LargeCap Growth
                                                            Pilgrim MidCap Value
                                                           Pilgrim MidCap Growth
                                                         Pilgrim SmallCap Growth
                                                         Pilgrim Bank and Thrift


                                                      INTERNATIONAL EQUITY FUNDS
                                                        Pilgrim Worldwide Growth
                                               Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                                      Pilgrim Emerging Countries
                                                     Pilgrim Asia-Pacific Equity


                                                                    INCOME FUNDS
                                            Pilgrim Government Securities Income
                                                        Pilgrim Strategic Income
                                                              Pilgrim High Yield
                                                           Pilgrim High Yield II
                                                            Pilgrim Money Market


                                                           EQUITY & INCOME FUNDS
                                                                Pilgrim Balanced
                                                             Pilgrim Convertible

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                                TABLE OF CONTENTS
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Chairman's Message .........................................................   1
Portfolio Managers' Reports:
  U.S. Equity Funds.........................................................   2
  International Equity Funds................................................  16
  Income Funds..............................................................  26
  Equity & Income Funds.....................................................  36
Index Descriptions..........................................................  40
Statements of Assets and Liabilities........................................  42
Statements of Operations....................................................  50
Statements of Changes in Net Assets.........................................  54
Financial Highlights........................................................  64
Notes to Financial Statements...............................................  83
Portfolios of Investments................................................... 104
Shareholder Meetings........................................................ 147
Tax Information............................................................. 148
Primary Institutional Fund.................................................. 149
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Pilgrim Funds. On October 29, 1999 Reliastar Financial Corporation acquired Pilgrim Investments, Inc.

Our fund family now has 32 funds of varying types which provide more core investment choices for the serious investor. There are seven U.S. Equity Funds, five International Equity Funds, five Income Funds and two Equity & Income Funds which are included in this Semi-Annual Report. MagnaCap, LargeCap Leaders, MidCap Value, Bank and Thrift, Government Securities Income, Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment successful professionals at Pilgrim Investments, Inc. Money Market Fund solely invests all of its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust. LargeCap Growth, MidCap Growth, SmallCap Growth, Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Convertible Funds continue to be managed by Nicholas-Applegate Capital Management who has delivered solid gains to shareholders in the past. Asia-Pacific Equity Fund is advised by HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited. Both of these private money managers typically manage portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a investment experience.(SM)

Sincerely,

Robert W. Stallings
Chairman  and Chief Executive Officer
Pilgrim Group, Inc.
February 8, 2000

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U.S. Equity
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                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The MagnaCap Fund seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

* A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: For the past half decade, the U.S. stock market has been going higher helped by low inflation, healthy economic growth, increasing corporate profits, and falling interest rates. This past year was no exception, although one of the prime contributors to the extended market rise -- falling interest rates -- was not a factor in 1999. Interest rates increased during 1999, as economic growth exceeded expectations, bringing up fears of inflation down the road. The Federal Reserve increased interest rates three times between June and November. There was a decoupling of the equity and bond markets, with the major stock averages rising while bonds, which move in the opposite direction from interest rates, retreated. Bonds experienced their worst year since 1994. Robust consumer spending has put the U. S economy on a pace to grow by more than 4% for the third straight year, continuing its decade long expansion. After a brief stock market decline in the summer, major stock market averages achieved double-digit yearly gains and closed the year at record highs. The Dow Jones Industrial Average went above 10,000 for the first time. The S&P 500 Index gained over 20% for the fifth straight year. Technology stocks led the market as investors embraced the potential of e-commerce and the Internet. But 1999 was not a year in which a rising tide lifted all boats. Many more issues on the New York Stock Exchange fell in price during the year than rose in price in spite of the favorable market environment. Many investors were limiting their purchases to a select group of stocks (most often in technology) and were then bidding up these stocks to extreme levels that challenged all measures of historical valuation.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 12.20%, compared to the Standard & Poor's 500 Index, which gained 21.04% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 60 to 80 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Cisco (computers), Tellabs (telecommunication equipment), Sun Microsystems (computers), Wal-Mart (retail), and Hewlett Packard (computers). At the end of December 1999, the top industry groups were oil, pharmaceuticals, computers, communications, and building products. The top stock holdings were AFLAC, Automatic Data Processing, Home Depot, McDonalds, and Avery-Dennison.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market

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Portfolio
Manager's Report                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

conditions, the circumstances of the company and the sector within which it falls. The bull market in U.S. stocks is in its ninth year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 2000 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

                                 Average Annual Total Returns for the
                                    periods ended December 31, 1999
                          ------------------------------------------------------
                                                              Since      Since
                                                            Inception  Inception
                                                            of Class      of
                                                             B and M    Class C
                          1 Year     5 Years     10 Years    7/17/95     6/1/99
                          ------     -------     --------    -------     ------
Including Sales Charge:
 Class A (1)               5.77%      20.24%      14.13%         --         --
 Class B (2)               6.46%         --          --       18.74%        --
 Class C (3)                 --          --          --          --       5.04%
 Class M (4)               7.74%         --          --       18.32%        --
Excluding Sales Charge:
 Class A                  12.20%      21.67%      14.81%         --         --
 Class B                  11.42%         --          --       18.99%        --
 Class C                     --          --          --          --       5.99
 Class M                  11.67%         --          --       19.28%        --
S&P 500 Index             21.04%      28.54%      18.19%      26.23%     14.34%

The table above illustrates the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 40.

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                                                                       Portfolio
PILGRIM LARGECAP LEADERS FUND                                   Manager's Report
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Portfolio  Management Team: G. David  Underwood,  CFA, Vice President and Senior
Portfolio Manager; Robert M. Kloss, Equities Research Analyst.

Goal:  The  LargeCap  Leaders  Fund  seeks  long-term  capital  appreciation  by
investing   in   a   portfolio   of   stocks   of  U.S.  companies  with  market
capitalizations over $10 billion and believed to be leaders in their industry.

Market Overview: For the six months ending December 31, 1999, the U.S. equity market was characterized by:

*    A  narrow   advance  of  primarily   large-capitalization   technology  and
     telecommunications stocks

*    Continued outperformance of growth stocks versus value stocks

* Outperformance of large-capitalization stocks versus mid-cap and most small-capitalization stocks

Market returns at the end of the period suggest that it moved sideways since mid-year. This masks a market buffeted by concerns about rising inflation and higher interest rates, yet supported by accelerating earnings growth.

Entering the second half of 1999, investor sentiment was still buoyed by the fact that a global recession did not develop out of the prior year's financial crisis in Asia, Latin America and Europe. U.S. economic growth remained strong and evidence continued to emerge that the overseas economies were on the mend. The broad market S&P 500 Index set a then new peak in July before surrendering half of its gains over the balance of the third quarter. Interest rates began to rise due to inflation worries brought on by the surprisingly strong U.S. economy and the resuscitating global economies, dampening some of the equity market optimism. The S&P 500 recovered to new highs in the fourth quarter, with the Index led by a select group of technology and telecommunications stocks, registering particularly strong gains in October and December.

As inflation worries prompted the Federal Reserve to notch interest rates upward, investors sought the perceived safety of a small group of mostly technology/growth stocks. Only five of the twelve market sectors had positive returns in the last six months: Technology, Conglomerates, Communication Services, Consumer Cyclicals and Basic Industries; only Technology, Conglomerates and Communication Services outperformed the Index. For the year, 25 stocks accounted for the entire gain of the S&P 500 Index.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 18.94% versus 21.04% for the S&P 500 Index and 12.72% for the S&P/BARRA Value Index.

Portfolio Specifics: Timely sector allocation and good stock selection, combined with a disciplined portfolio management approach, produced the Fund's strong investment performance. The Consumer Cyclical, Technology, Basic Industries, and Retailing sectors contributed most. Holdings in Sun Microsystems, Texas
Instruments, Hewlett Packard, Sony, America Online and Nokia gave handsome returns. The Fund's holdings in Alcoa, and Time Warner were equally strong.

Market Outlook: Though challenged more by interest rates the broadening market is conducive for equity investment. The global economies are rebounding with benign inflation, stimulating profitability and revenue growth for a wider assortment of companies. This should gather momentum now that concerns over the transition into the new Millennium are history.

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Portfolio
Manager's Report                                   PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the Periods
                                              Ended December 31, 1999
                                 -----------------------------------------------
                                            Since Inception      Since Inception
                                          of Class A, B and M       of Class C
                                 1 Year          9/1/95               6/17/99
                                 ------          ------               -------
Including Sales Charge:
 Class A (1)                     12.12%          18.68%                  --
 Class B (2)                     13.19%          19.18%                  --
 Class C (3)                        --              --                 7.72%
 Class M (4)                     14.10%          18.73%                  --
Excluding Sales Charge:
 Class A                         18.94%          20.31%                  --
 Class B                         18.19%          19.43%                  --
 Class C                            --              --                 8.68%
 Class M                         18.27%          19.71%                  --
S&P 500 Index                    21.04%          26.99%               10.37%
S&P/BARRA Value Index            12.72%          20.57%                0.28%

The table above illustrates the total return of Pilgrim LargeCap Leaders Fund against the S&P 500 Index and the S&P/Barra Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 40.

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U.S. Equity
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                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew B. Gallagher, Partner, Portfolio Manager; William H. Chenoweth, CFA, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Thomas J. Sullivan, Portfolio Manager.

Goal: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index.

Market Overview: During the six-month period ending December 31, 1999, the U.S. market was characterized by:

*    a strong U.S. economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Sizzling returns among technology stocks lifted the S&P 500 Index and Nasdaq Composite to record highs during the period. Large caps, as measured by the S&P 500, delivered their record fifth consecutive year of double-digit percentage gains. The S&P 500 rose 7.7% in the six-month period while the Nasdaq Composite gained 51.5%.

Amid continued strength in the US economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and Nasdaq common stocks underperformed the S&P 500 by 15% or more over the past 12 months ending December 1999. Disparate returns created an environment conducive to active managers. In 1999, the average diversified US stock fund gained 27.5% versus 21.0% for the S&P 500 Index, the first time the average manager outpaced the Index since 1993.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 96.41% compared to 33.16% for the Russell 1000 Growth Index for the same period.

Portfolio Specifics: Stock selection within the technology and health technology sectors was the primary contributor to the fund's outperformance against the Russell 1000 Growth Index in the period. Our investment in select issues within the telecommunications, drugs/pharmaceuticals and biotechnology industries had a significant contribution to returns. Among the fund's best-performing holdings during the period were telecommunications equipment providers Qualcomm and Nokia; computer hardware manufacturers Cisco Systems and Sun Microsystems; and biotechnology firms Genentech and Amgen.

Market Outlook: The outlook for large-cap growth stocks remains encouraging given low inflation and steady economic growth. We continue to find attractive stocks meeting our strict criteria and remain confident that application of our philosophy will continue to reward investors with long-term capital appreciation.

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Portfolio
Manager's Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                     Average Annual Total Returns
                                        for the periods ended
                                          December 31, 1999
                                     ----------------------------
                                                  Since Inception
                                     1 Year           7/21/97
                                     ------           -------
      Including Sales Charge:
       Class A (1)                   85.11%            60.23%
       Class B (2)                   90.23%            62.51%
       Class C (3)                   94.18%            63.11%
      Excluding Sales Charge:
       Class A                       96.41%            64.14%
       Class B                       95.23%            63.11%
       Class C                       95.18%            63.11%
      Russell 1000 Growth Index      33.16%            29.05%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 40.

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U.S. Equity
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                                                                       Portfolio
PILGRIM MIDCAP VALUE FUND                                       Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, CFA, Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.*

Goal: The MidCap Value Fund seeks long-term capital appreciation by investing in a portfolio of attractively valued stocks of U.S. companies with market capitalizations between $1.0 billion and $8.0 billion.

Market Overview: For the six-months ending December 31, 1999, the U.S. equity market was characterized by:

*    A  narrow   advance  of  primarily   large-capitalization   technology  and
     telecommunications stocks

*    Continued outperformance of growth stocks versus value stocks

* Outperformance of large-capitalization stocks versus mid-cap and most small capitalization stocks

Market returns at the end of the period suggest that it moved sideways since mid year. This masks a market buffeted by concerns about rising inflation and higher interest rates, yet supported by accelerating earnings growth.

Entering the second half of 1999, investor sentiment was still buoyed by the fact that a global recession did not develop out of the prior year's financial crisis in Asia, Latin America and Europe. U.S. economic growth remained strong and evidence continued to emerge that the overseas economies were on the mend. The broad market set a then new peak in July before surrendering half of its gains over the balance of the third quarter. Interest rates began to rise due to inflation worries brought on by the surprisingly strong U.S. economy and the resuscitating global economies, dampening some of the equity market optimism. The market recovered to new highs in the fourth quarter, led by a select group of technology and telecommunications stocks, registering particularly strong gains in October and December.

As inflation worries prompted the Federal Reserve to notch interest rates upward, investors sought the perceived safety of a small group of mostly technology/growth stocks. Only five of the twelve market sectors had positive returns in the last six months: Technology, Conglomerates, Communication Services, Consumer Cyclicals and Basic Industries; only Technology, Conglomerates and Communication Services outperformed the Index.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, declined 7.32% versus an increase of 18.23% for the Russell MidCap Index and a decline of 0.11% for the Russell MidCap Value Index.

Portfolio Specifics: The current team assumed management of the Fund at the beginning of October and restructured the portfolio consistent with revised disciplines. Timely sector allocation and stock selections produced a much improved investment performance. The Technology, Utilities, Basic Industries and Consumer Noncyclical sectors performed very well. Holdings in General Instrument, Parametric Technology, Broadwing, Champion International and Convergys were major contributors.

Market Outlook: Though challenged more by interest rates the broadening market is conducive for equity investment. The global economies are rebounding with benign inflation, stimulating profitability and revenue growth for a wider assortment of companies. This should gather momentum now that concerns over the transition into the new Millennium are history.

* Effective October 1, 1999, Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Cramer, Rosenthal, McGlynn LLC.

Portfolio
Manager's Report                                       PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                       Average Annual Total Returns for the
                                         Periods Ended December 31, 1999
                                  ----------------------------------------------
                                              Since Inception    Since Inception
                                            of Class A, B and M     of Class C
                                   1 Year          9/1/95             6/2/99
                                   ------          ------             ------
Including Sales Charge:
 Class A (1)                      -12.66%           9.77%                --
 Class B (2)                      -12.56%          10.11%                --
 Class C (3)                          --              --              -9.95%
 Class M (4)                      -10.94%           9.78%                --
Excluding Sales Charge:
 Class A                           -7.32%          11.28%                --
 Class B                           -7.98%          10.44%                --
 Class C                              --              --              -9.04%
 Class M                           -7.74%          10.68%                --
Russell MidCap Index               18.23%          18.80%             10.94%
Russell MidCap Value Index         -0.11%          14.73%             -6.21%

The table above illustrates the total return of Pilgrim MidCap Value Fund against the Russell Midcap Index and Russell MidCap Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in medium-sized companies, it may entail greater price variability than investing in larger companies.

                See accompanying index descriptions on page 40.

-----------
U.S. Equity
Funds
-----------
                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; William H. Chenoweth, CFA, Partner, Portfolio Manager; Andrew B. Gallagher, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Thomas J. Sullivan, Portfolio Manager.

Goal: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks.

Market Overview: During the six-month period ending December 31, 1999, the U.S. stock market was characterized by:

*    a strong US economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Following the downturn in large- and smaller-cap stocks in the third quarter, US equity indexes from all market-capitalization segments posted impressive gains in the fourth quarter. Escalating investor interest in mid cap growth stocks -- especially technology-related issues -- lifted them to double-digit gains that outdistanced large-cap stocks. The Russell Midcap Growth Index gained 39.5% in the fourth quarter and 51.3% in 1999 versus 14.9% and 21.0% for the larger-cap S&P 500 over the same periods. Investors showed greater recognition for mid caps' strong earnings growth rates and attractive relative valuations.

Amid continued strength in the US economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and Nasdaq common stocks underperformed the S&P 500 by 15% or more over the 12 months ended December 1999.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 97.56% versus 51.29% for the Russell Midcap Growth Index for the same period.

Portfolio Specifics: During the period, stock selection in the technology and commercial/industrial sectors was the primary contributor to the fund's outperformance versus the benchmark. Within the technology sector, our investment in select issues within the software, telecommunications and semiconductor industries had a significant contribution to returns. The Fund's top-performing holdings in the period included Veritas Software and Verisign, a provider of digital IDs designed to protect access to data and transactions sent over the Internet, intranets, and extranets.

Market Outlook: The outlook for growth stocks remains encouraging given low inflation and steady economic growth. We continue to find attractive stocks meeting our strict criteria and remain confident that application of our philosophy will continue to reward investors with long-term capital appreciation.

Portfolio
Manager's Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                       Average Annual Total Returns for
                                     the Periods Ended December 31, 1999
                              --------------------------------------------------
                                               Since Inception   Since Inception
                                               of Class A and C    of Class B
                              1 Year   5 Year      4/19/93          5/31/95
                              ------   ------      -------          -------
Including Sales Charge:
Class A (1)                   86.22%   31.47%       22.99%              --
Class B (2)                   91.31%      --           --            32.47%
Class C (3)                   95.29%   32.23%       23.31%              --
Excluding Sales Charge:
Class A                       97.56%   33.03%       24.08%              --
Class B                       96.31%      --           --            32.63%
Class C                       96.29%   32.23%       23.31%              --
Russell MidCap Growth Index   51.29%   28.02%       22.49%(4)        27.12%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 4/30/93.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price variability than those of larger companies.

                See accompanying index descriptions on page 40.

-----------
U.S. Equity
Funds
-----------
                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Thomas E. Bleakley, Partner, Portfolio Manager; John C. McCraw, Partner, Portfolio Manager; Paul E. Cluskey, Portfolio Manager; Aaron M. Harris, Portfolio Manager; Travis Prentice, Investment Analyst.

Goal: The SmallCap Growth Fund seeks to maximize long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies and at least 75% of its total assets in common stock.

Market Overview: During the six-month period ending December 31, 1999, the U.S. stock market was characterized by:

*    a strong U.S. economy with subdued inflation

*    outperformance of growth stocks versus value stocks

*    investor preference for technology stocks

Following the downturn in large- and smaller-cap stocks in the third quarter, U.S. equity indices from all market-capitalization segments posted impressive gains in the fourth quarter. Increased investor recognition of smaller-cap growth stocks -- especially technology-related issues -- lifted them to double-digit gains that outdistanced large-cap stocks. For example, the Russell 2000 Growth Index rose 33.4% and 43.1% in the fourth quarter and in 1999, respectively. Those returns outpaced the S&P 500 Index's gain of 14.9% and 21.0% for the same time periods. The tech-heavy Nasdaq Composite advanced 85.6% for the year.

Despite the gains among technology stocks, relative PEs for smaller-cap stocks versus larger caps reached record lows in 1999. While the discount eroded during the later part of the year, smaller caps' relative PEs remain attractive.

Amid continued strength in the US economy, the Federal Reserve Board raised short-term interest rates by a quarter-percentage point three times since June, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures.

Performance: For the one year ended December 31, 1999 the Fund's Class A shares, excluding sales charges, provided a total return of 89.97% compared to the Russell 2000 Growth Index which returned 43.09% for the same period.

Portfolio Specifics: Stock selection in the technology sector was the primary contributor to the fund's outperformance versus the Russell 2000 Growth Index. Holdings in the commercial/industrial sector also had a positive impact on returns. Within the technology sector, stock selection in the software, telecommunications and semiconductor industries boosted performance in the period. Among the fund's top-performing holdings included Mercury Interactive, a manufacturer of computer network and web-based software. Legato Systems, a software manufacturer and Infospace.com, an Internet and online content provider, were also significant contributors to the fund's performance during the period.

Market Outlook: The outlook for small-cap growth stocks remains encouraging given low inflation and steady economic growth in the United States. We continue to find attractive stocks meeting our strict investment criteria and remain confident that the consistent application of our philosophy will continue to reward investors with long-term capital appreciation. We are encouraged by robust corporate earnings growth in 1999 and expectations for solid results in 2000.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for the Periods
                                           Ended December 31, 1999
                             ---------------------------------------------------
                                               Since Inception   Since Inception
                                               of Class A and C     of Class B
                             1 Year    5 Year      12/27/93           5/31/95
                             ------    ------      --------           -------
Including Sales Charge:
 Class A (1)                  79.04%   26.94%       21.74%                --
 Class B (2)                  83.85%      --           --              28.04%
 Class C (3)                  87.89%   27.70%       22.20%                --
Excluding Sales Charge:
 Class A                      89.97%   28.45%       22.94%                --
 Class B                      88.85%      --           --              28.22%
 Class C                      88.89%   27.70%       22.20%                --
Russell 2000 Growth Index     43.09%   18.99%       15.12%(4)          18.76%

The table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown form 12/31/93.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies.

                See accompanying index descriptions on page 40.

-----------
U.S. Equity
Funds
-----------
                                                                       Portfolio
PILGRIM BANK AND THRIFT FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio   Management  Team:  Carl  Dorf,  Senior  Vice  President  and  Senior
Portfolio Manager, Steven L. Rayner, CFA, CPA, Equity Research Analyst; Julia Hamilton, Junior Research Analyst.

Goal: The Bank and Thrift Fund seeks long-term capital appreciation with income as a secondary objective. The Fund invests at least 65% of its total assets in equity securities of national and state-chartered banks (other than money-center banks), thrifts, or their holding or parent companies, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift.

Market Overview: Financial stocks continue to underperform the overall market. This sector has performed poorly for about two years following five excellent years of performance. Large cap stocks have outperformed the smaller cap names and in our opinion risk has not been factored into stock price performance but liquidity has. Big has been beautiful and the momentum style of investing has been in favor with the value style which we practice being out of favor.

During this twelve-month period of time the following sectors, which we believe have above average risk, exhibited the strongest price performance in the financial sector: Money Center Banks, Stock Brokers and Credit Card Companies. We have little or no exposure to these areas and this has hurt our relative performance. The financial sectors that have been among the poorest performers this year were Regional Banks and Thrifts. By charter, we must have at least 65% of our Fund in these sectors.

A slowdown in bank consolidation and recent concern over rising interest rates has contributed to the poor performance of the sector.

Performance: For the one year ended December 31, 1999 the Fund's Class A shares, excluding sales charges, declined 18.84%. The S&P Major Regional Banks Index declined 14.26% and the NASDAQ 100 Financials Index declined 7.27%. During this same time frame the S&P 500 rose 21.04% and the Dow Jones Industrials increased 27.20%.

Portfolio Specifics: The last twelve months' performance represents the most dismal period that I can recall since I started to manage the Fund in January of 1991. Part of this poor performance comes from the sector being out of favor, part from avoiding what I perceived as risk and part from some weak performance in our non-bank and thrift holdings. I have substantially increased the Fund's weighting in smaller cap names in anticipation of a pickup in bank consolidation. Late in calendar 1998 we started to see net outflows from the Fund that continued in 1999. This has forced us to be more active on the sell side and we have had above average success in choosing these candidates.

We have continued to shift throughout the year into smaller cap bank and thrift names that, in our opinion, offer better value than their large cap brethren do and should benefit from an inevitable pickup in consolidation activity. This shifting hurt our performance in 1999 but should benefit us this year when consolidation picks up.

Market Outlook: The fundamentals that effect the industry are still very good. The worsening of credit experience is coming from very favorable levels and is still very low and only being experienced on a selective basis. We have paid careful attention to credit quality in our stock selection and most of our holdings are not experiencing any significant deterioration.

The market remains concerned that the Fed is not through raising interest rates. In fact, prevailing wisdom seems to believe that there might be another 75 basis point increase in 2000. Following this line of thinking, investors are now showing increased concern over the impact that this is having and will have on bank and thrift margins.

Consolidation should pick up again this year and help bank valuations. I believe that the weakness in bank stock prices is delaying this since acquirers cannot afford to pay the same valuations that potential sellers saw their peers receive in the past. However, most deals are done for stock. Therefore, since the acquirers stock is now selling at lower valuations, boards hopefully will come to realize that even though the price/book and PE that they are being offered are lower than they could have received in the past, the real value may not be. When this comes to pass, consolidation should pick up.

I believe that on a fundamental basis the price reaction has been overdone. As I have been saying for a long

Portfolio
Manager's Report                                    PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------

time, earnings estimates that the street was carrying were too high and had to come down. They are. However, the banks and thrifts in our fund are still only selling at about 9.3 times estimated earnings for 2000. How much lower do they have to go?

We believe that our Fund currently offers exceptional opportunity on both an absolute and a relative price basis at this time.

                                       Average Annual Returns for the Periods
                                              Ended December 31, 1999
                                    --------------------------------------------
                                                                 Since Inception
                                                                   of Class B
                                    1 Year     5 Year   10 Year     10/17/97
                                    ------     ------   -------     --------
Including Sales Charge:
 Class A (1)                        -23.50%    21.20%    15.70%          --
 Class B (2)                        -23.00%        --        --      -6.74%
Excluding Sales Charge:
 Class A                            -18.84%    22.64%    16.39%          --
 Class B                            -19.47%        --        --      -5.73%
S&P 500 Index                        21.04%    28.51%    18.19%      23.94%
S&P Major Regional Banks Index      -14.26%    25.08%    17.42%       1.22%
NASDAQ 100 Financial Index           -7.27%    20.80%        --       0.78%

The table above illustrates the total return of Pilgrim Bank and Thrift Fund against the S&P 500 Index and the S&P Major Regional Banks Index. In the table, the Fund is also compared to the NASDAQ 100 Financial Index. This index does not have 10 years of total return information available. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

Principal Risk Factor(s): Because the Fund's portfolio is concentrated in the banking and thrift industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry.

                See accompanying index descriptions on page 40.

-------------
International
Equity Funds
-------------
                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The Worldwide Growth Fund seeks to maximize long-term capital appreciation by investing at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the U.S.

Market Overview: A favorable mix of themes propelled equity markets worldwide in the six-month period ending December 31, 1999: a strong U.S. economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States and Europe moved to increase interest rates to combat potential inflationary pressures during the fourth quarter, reversing 1998's loose monetary policy. In November, the European Central Bank raised interest rates by 50 basis points for the 11-member Economic Monetary Union. Policymakers in the United Kingdom, Australia, Denmark, Sweden and the United States also hiked rates in the period. In the United States, strong returns among technology stocks drove equity prices higher for most of the six-month period ending December 31. The S&P 500 Index rose 7.7% while the Nasdaq Composite Index rose 51.5%.

Developed non-U.S. markets also posted gains, with the MSCI EAFE Index rising 22.1% in the period. For the first time since 1994, the EAFE Index outperformed the S&P 500 Index in 1999, rising 27.0% versus 21.0% for the S&P 500. Returns among emerging markets were even better, with the MSCI Emerging Markets Free Index rising 66.2% for the year.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 83.52% compared to 23.56% for the MSCI World Index for the same period.

Portfolio Specifics: Stock selection in the United States and Japan was the primary driver of the fund's outperformance in the period. Significant gains among holdings in the technology, commercial/industrial and health technology sectors also contributed to the fund's returns. At year end, our weighting in the United States was approximately 45.3%, 30.2% in Europe and 17.3% in Japan. We continued to uncover promising opportunities on a company-by-company basis in these areas.

Market Outlook: The long-term outlook for worldwide investing remains promising. In the United States, the potent combination of robust economic growth and tame inflation creates an ideal investment environment. In Japan and the rest of Asia, as well as in Europe, significant changes in the areas of structural reform, corporate restructuring and consolidation are helping companies with a competitive advantage thrive. Increased distribution capabilities brought on by the technology revolution, especially with the growth of the Internet, also contribute to brighter prospects for companies worldwide. These themes present exciting opportunities for diligent stock pickers.

Portfolio
Manager's Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

                                Average Annual Total Returns for the Periods
                                           Ended December 31, 1999
                           -----------------------------------------------------
                                              Since Inception    Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year       4/19/93            5/31/95
                           ------    ------       -------            -------
Including Sales Charge:
 Class A (1)               72.95%    30.39%        24.78%                --
 Class B (2)               77.26%       --            --              32.79%
 Class C (3)               81.35%    31.11%        25.09%                --
Excluding Sales Charge:
 Class A                   83.52%    31.95%        25.88%                --
 Class B                   82.26%       --            --              32.95%
 Class C                   82.35%    31.11%        25.09%                --
MSCI World Index           23.56%    18.09%        14.87%             17.77%

The table above illustrates the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive invesment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 40.

-------------
International
Equity Funds
-------------
PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Core Growth Fund seeks maximum long-term capital appreciation through investments primarily in companies located outside of the United States and whose capitalizations are in the top 75% of publicly-traded companies in their countries.

Market Overview: A mixture of themes propelled international equity markets in the fourth quarter: a strong US economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States and Europe moved to increase interest rates to combat potential inflationary pressures during the fourth quarter, reversing 1998's loose monetary policy. In November, the European Central Bank raised interest rates by 50 basis points for the 11-member Economic Monetary Union. Policymakers in the United Kingdom, Australia, Denmark, Sweden and the United States also hiked rates in November.

Developed non-US markets posted gains, with the MSCI EAFE Index rising 22.1%. For the first time since 1994, the EAFE Index outperformed the S&P 500 Index in 1999, rising 25.0% versus 21.0% for the S&P 500. Returns among emerging markets were even better, with the MSCI Emerging Markets Free Index rising 66.2% for the year.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 66.69% compared to the MSCI EAFE Index, which returned 25.27% for the same period.

Portfolio Specifics: Stock selection in Japan was the primary contributor to the fund's outperformance versus the Index in the period. Stock selection in the United Kingdom, the Netherlands, Finland, Italy and South Korea also boosted returns. Holdings in technology were the top contributors to performance.
Holdings in the commercial/industrial, retail trade and consumer services sectors also contributed to returns. At year end, we had an approximate 56.0% weighting in Europe from 54.7% at the end of June, as we continued to uncover attractive investment opportunities on a company-by-company basis in the region. We reduced our weighting in Japan in the period but maintained a slight overweight position of 28.8% versus 27.4% for the Index.

Market Outlook: The long-term outlook for international investing remains promising. In Japan and the rest of Asia, as well as in Europe, significant changes in the areas of structural reform, corporate restructuring and consolidation are helping companies with a competitive advantage thrive. Increased distribution capabilities brought on by the technology revolution, especially with the growth of the Internet, should also contribute to brighter prospects for companies worldwide. These themes present exciting opportunities for diligent stock pickers.

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------

                                   Average Annual Total
                                  Returns for the Periods
                                  Ended December 31, 1999
                                 -------------------------
                                           Since Inception
                                 1 Year        2/28/97
                                 ------        -------
Including Sales Charge:
 Class A (1)                     57.13%         32.97%
 Class B (2)                     60.45%         34.36%
 Class C (3)                     64.56%         34.74%
Excluding Sales Charge:
 Class A                         66.69%         35.76%
 Class B                         65.45%         34.97%
 Class C                         65.56%         34.74%
MSCI EAFE Index                  25.27%         15.83%

The table above illustrates the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive invesment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 40.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
SMALLCAP GROWTH FUND                                            Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Portfolio Manager; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Christopher Angioletti, Investment Analyst; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country with a maximum market cap of $5 billion.

Market Overview: A mixture of themes propelled non-US equity markets in the fourth quarter: a strong US economy with subdued inflation; global economic recoveries; robust growth in technology and telecommunications; brisk pace of mergers and acquisitions in Europe; corporate restructuring and the resurgence of economic growth in Japan; and continued implementation of structural reforms in non-Japan Asia.

Amid the pick-up in economic growth in many countries, central banks in the United States, Europe and Australia moved to increase interest rates to combat potential inflationary pressures in the fourth quarter, reversing 1998's loose monetary policy.

International small caps benefited from the favorable investment environment around the world, presenting exciting opportunities for diligent stock pickers. For example, small caps within the Europe, Australasia, Far East (EAFE) region advanced 17.6% year to date through December 31, 1999, as measured by the Morgan Stanley Capital International (MSCI) EAFE Index. Among the biggest gainers for the year was Singapore, with the MSCI Singapore Small Cap Index rising 68.4% in 1999.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sale charges, gained 121.9% versus 23.2% for the Salomon EPAC/EMI (Europe Pacific Australasia Composite Extended Market Index).

Portfolio Specifics: Stock selection and overweighting in Japan were major drivers of the fund's outperformance. Stock selection in the United Kingdom and France also boosted returns. Our holdings in technology were the most significant contributors to performance during the period as we continued to find stocks with strong fundamentals in the sector. Holdings in the commercial/industrial, utilities and financial services sectors also bolstered performance.

At year end, we significantly increased our weighting in Europe, from 47.0% at the end of June to 57.3% at year end. We continued to identify strong investment candidates in the region based on our bottom-up stock selection approach. We trimmed our exposure in Japan as we uncovered better opportunities in Europe during the period. However, we maintained an overweight position in Japan versus the Salomon EPAC/EMI Index.

Market Outlook: A variety of factors contribute to our optimism regarding the outlook for international small-cap investing: expectations for a continued pick-up in economic growth in many countries; corporate restructuring; privatization and deregulation; and the continued brisk pace of mergers and acquisitions. In this environment, our bottom-up search for stocks successfully adapting to change continues to uncover promising investment opportunities

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                  Average Annual Total Returns for the Periods
                                            Ended December 31, 1999
                                  --------------------------------------------
                                                              Since Inception
                                                                of Class B
                                    1 Year        5 Year         5/31/95
                                    ------        ------         -------
Including Sales Charge:
 Class A (1)                        109.14%       31.89%             --
 Class B (2)                        115.22%           --         35.89%
 Class C (3)                        119.11%       32.30%             --
Excluding Sales Charge:
 Class A                            121.93%       33.46%             --
 Class B                            120.22%           --         36.04%
 Class C                            120.11%       32.30%             --
Salomon EPAC EM Index                23.19%        7.08%          7.64%

The table above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 40.

-------------
International
Equity Funds
-------------
                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Manager's Report
--------------------------------------------------------------------------------

Pilgrim Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jessica Goncalves, Portfolio Manager; Jason Campbell, Portfolio Manager; Theodora Jamison, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst.

Goal:   The   Emerging   Countries  Fund  seeks  to  provide  long-term  capital
appreciation through investing in companies of developing countries around the world.

Market Overview: Devastating earthquakes in Turkey and Taiwan, as well as fears of higher interest rates in the United States sent equity markets in many emerging countries lower in the third quarter. However, investor interest in the asset class returned in the fourth quarter amid attractive fundamentals.

Evidence of stronger consumer demand, rising exports and continued economic improvement among the world's emerging countries contributed to strong returns during the six-month period ending December 31, 1999. Gains among technology stocks, especially within the telecommunications industry, also bolstered stock market performance in a number of the world's emerging markets. Stock Exchanges in Asia, Latin America and the Europe, Middle East and Africa (EMEA) region delivered spectacular gains in 1999, as measured in U.S. dollars. Improving economic growth in Japan and Europe and the U.S. economy's continued robust growth contributed to strong performance among emerging markets.

In Latin America, improving economic fundamentals and increasing earnings growth in 1999 were somewhat overshadowed by the negative effects of rising U.S. interest rates on the region and concerns regarding the political environment. Markets in Emerging European countries benefited from the acceleration in economic growth in many developed European economies.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 75.80% compared to 63.70% for the MSCI EMF Index for the same period.

Portfolio Specifics: Stock selection in India, South Korea and Mexico significantly bolstered performance in the period. Holdings in the technology, commercial/industrial and consumer services sectors were the top contributors to returns. At year end, we had an approximate 39.3% weighting in Asia, 24.0% in Latin America and 26.8% in Emerging Europe. We slightly trimmed our weighting in Asia and increased our positions in Emerging Europe and Latin America. Among the fund's best-performing holdings were Infosys Technologies and Samsung Electronics. India-based Infosys is a contract software programmer whose client list includes blue-chip companies in the United States. Samsung, based in S. Korea, is the world's largest maker of dynamic random access memory (DRAM) chips. Both companies are expected to benefit from the robust growth in technology worldwide.

Market Outlook: The dynamic nature of emerging countries underscores the importance of individual security selection. With an investment philosophy focused on identifying individual companies successfully adapting to change, we believe we are well positioned to distinguish the winners from the laggards and extend our long-term performance excellence in the world's emerging markets.

Portfolio
Manager's Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for the Periods
                                            Ended December 31, 1999
                                ----------------------------------------------
                                           Since Inception     Since Inception
                                           of Class A and C      of Class B
                                 1 Year       11/28/94            5/31/95
                                 ------       --------            -------
Including Sales Charge:
Class A (1)                      65.74%        12.58%                 --
Class B (2)                      69.71%           --               14.66%
Class C (3)                      73.71%        12.89%                 --
Excluding Sales Charge:
Class A                          75.80%        13.89%                 --
Class B                          74.71%           --               14.93%
Class C                          74.71%        12.89%                 --
MSCI EMF Index                   63.70%        -1.77%               0.84%

The table above illustrates the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 40.

-------------
International
Equity Funds
-------------
                                                                       Portfolio
PILGRIM ASIA-PACIFIC EQUITY FUND                                Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: David Stuart, Regional Chief Investment Officer; Man Wing Chung, Chief Investment Officer, Asia ex-Japan; Marcus Pakenham, Director; Richard Wong, Associate Director; Simon Yap, Associate Director; Seng Keong Wan, Senior Investment Manager; Leilani Lam, Senior Investment Manager; Vernon Yu, Investment Manager; Sebestian Chia, Investment Manager; Sherwin Soo, Investment Manager; Losa Mak, Investment Manager.

Goal: The Asia-Pacific Equity Fund seeks long-term capital appreciation by investing in equity securities listed on stock exchanges in the Asia-Pacific region or issued by companies based in this region.

Market Overview: During the review period ending December 31, 1999, the Asian stock markets put up mixed performances. Most of the gains were reported during the latter part of year on the back of buoyant liquidity and pre-Y2K optimism. The larger markets were major beneficiaries of foreign money pouring into Asia, particularly in sectors/stocks that were telecom, IT or internet-related. Hong Kong was the best performer, up 25% on the Hang Seng Index in the third and fourth quarters of 1999, driven by positive news including Hutchinson's sale of Orange, the confirmation of the Disney Theme Park, and China's entry into the WTO. Furthermore, Hong Kong was perceived to be a safe haven over the millennium. Korea also made gains on abundant liquidity, Moody's upgrade of five banks, success of the W20 trillion Bond Market Stabilization Fund, and S&P's upgrade of Korea's sovereign rating. Singapore was helped by its GDP upward revision, successful dual listing of Chartered Semiconductor, regional acquisition by DBS, and SIA's purchase of a 49% stake in the UK-incorporated Virgin Airlines. Indonesia eased initially due to political unrest and the "Baligate" scandal, but the index rebounded on domestic liquidity inflows with declining interest rates and political stability. MSCI's re-inclusion of Malaysia offered some hope of new stability. But there was a steady sell-down of the market as investors took advantage of the tax-free conversion of the principal sum to exit the market with the lifting of controls. Taiwan was hit by one of the most serious earthquakes in 100 years, and investors were concerned over the ramifications. The index was also affected by MSCI's decision to postpone inclusion of Taiwan's weighting in its global indices from February to May 31 and in stages. In the third and fourth quarters of 1999, Thailand eased 8% on the SET index on concerns over the weak operating profitability of the banking system, and unexpected capital-raising plans announced by some companies despite a strong rally in the fourth quarter. Philippines, down 14% on the Composite index during the period under review, was the weakest of the Asian markets as investors' confidence was worsened by disappointing economic numbers and negative suggestions on the return of cronyism.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 74.41% compared to 59.40% for the Morgan Stanley Capital International All Countries Far East Free ex-Japan Index (the "MSCI").

Portfolio Specifics: Correct overweight in larger markets such as HK and Singapore, which benefited from the flush of international liquidity into Y2K havens, lifted the fund's performance. Correct bias towards high-tech, electronics, or internet-related concept sectors also helped. Looking ahead, country allocation will continue bias towards North Asian markets such as Taiwan and Korea. Taiwan's strong export growth and healthy corporate earnings should underpin its equity markets, while Korea will benefit from the government's desire to maintain its currently loose monetary policy. In terms of stock selection, focus will be on restructuring concepts and new "growth-oriented" issues such as internet or IT-related companies.

Market Outlook: With Y2K behind us, investors should now be able to re-weigh their positions in accordance with the fundamental picture, which should augur well for Asia. In the short term, the markets will be susceptible to profit taking and interest rate driven volatility, but the long-term outlook remains positive. Global growth should provide a favorable backdrop to equities, while domestic restructuring and reinvention will result in better returns to shareholders. We view Asia as attractive among global equities.

Portfolio
Manager's Report                                PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

                                            Average Annual Total Returns for the
                                               periods ended December 31, 1999
                                            ------------------------------------
                                                                 Since Inception
                                            1 year     3 year        9/1/95
                                            ------     ------        ------
Including Sales Charge:
 Class A (1)                                64.46%     -7.90%        -3.80%
 Class B (2)                                68.00%     -7.79%        -3.72%
 Class M (3)                                67.37%     -7.78%        -3.86%
Excluding Sales Charge:
 Class A                                    74.41%     -6.05%        -2.48%
 Class B                                    73.00%     -6.84%        -3.27%
 Class M                                    73.36%     -6.68%        -3.08%
MSCI Far East Free Ex-Japan Index           59.40%     -6.98%        -2.14%

The table above illustrates the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Ex-Japan Index. The index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%


(2) Reflect deduction of the Class B deferred sales charge of 5%, 3% and 2%, respectively, for the 1 year, 3 year and since inception returns.


(3)  Reflects deduction of the Class M maximum sales charge of 3.50%

Principal Risk Factor(s): Currency fluctuations, economic and political risks of foreign investing. There are also risks associated with investing in a specialized regional fund. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

                See accompanying index descriptions on page 40.

------
Income
Funds
------

PILGRIM GOVERNMENT                                                     Portfolio
SECURITIES INCOME FUND                                          Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President and Senior Portfolio Manager

Goals: The Government Securities Income Fund seeks high current income, consistent with liquidity and preservation of capital, by investing in securities issued or guaranteed by the U.S. Government and certain of its agencies and instrumentalities.

Bond Market Overview: 1999 was a tough year for bonds by any measure: the thirty year Treasury posted its worse return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The summer months witnessed a spread rout nearly as bad as 1998's debacle. Liquidity returned to the investment grade arena with a vengeance during the 4th Quarter. Spreads tightened across the board as managers re-discovered an appetite for risk, and mortgages posted healthy relative returns. However, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K concern drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, declined 1.17%, compared to an increase of 1.93% for the Lehman Government/Mortgage Index and 0.49% for the Lehman Intermediate Treasury Index.

Portfolio Specifics: The duration of the fund remained short of the Lehman Mortgage Index, yet longer than the Lehman Intermediate Treasury Index in order to maintain our dividend. Happily our duration was shorter than many of our competitors during a period of rising rates. The fund continues to be concentrated in mortgage backed securities; however, we have added FNMA bonds collateralized by multi-family properties and non-callable agencies at compelling levels. Super premium mortgages were reduced to a de minimis position early in the quarter.

Market Outlook: We are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The fund continues to offer a handsome yield advantage over Treasuries. Owing to our restrictive guidelines, our ongoing strategy is to provide the best dividend possible within the context of the market and with few, if any negative surprises. Given the fact that mortgage backed securities offer only fair value, we will continue to exploit market inefficiencies in the multi-family sector of the government market while avoiding large duration bets.

Portfolio                                                     PILGRIM GOVERNMENT
Manager's Report                                          SECURITIES INCOME FUND
--------------------------------------------------------------------------------

                                               Average Annual Total Returns for the Periods
                                                         Ended December 31, 1999
                                       --------------------------------------------------------------
                                                                   Since Inception    Since Inception
                                                                   of Class B and M     of Class C
                                       1 Year   5 Year    10 Year      7/17/95            6/11/99
                                       ------   ------    -------      -------            -------
Including Sales Charge:
Class A (1)                            -5.86%    4.73%     5.14%          --                 --
Class B (2)                            -6.56%      --        --         3.18%                --
Class C (3)                               --       --        --           --               0.04%
Class M (4)                            -4.86%      --        --         3.08%                --
Excluding Sales Charge:
Class A                                -1.17%    5.75%     5.66%          --                 --
Class B                                -1.92%      --        --         3.55%                --
Class C                                   --       --        --           --               1.02%
Class M                                -1.68%      --        --         3.86%                --
Lehman Government/Mortgage Index        1.93%    8.08%     7.87%        6.63%(5)           2.27%
Lehman Intermediate Treasury Index      0.49%    6.93%     7.09%        5.77%              1.15%

The table above illustrates the total return of Pilgrim Government Securities Income Fund against the Lehman Government/Mortgage Index and the Lehman Intermediate Treasury Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception performance is shown from 7/31/95.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks and prepayment risk on mortgage-related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                See accompanying index descriptions on page 40.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert K. Kinsey, Vice President and Senior Portfolio Manager; Kevin Mathews, Senior Vice President and Senior Portfolio Manager.

Goals: Pilgrim Strategic Income Fund seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as
U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the fund's assets may be invested in high yield securities rated below investment grade.

Bond Market Overview: 1999 was a tough year for bonds by any measure: The summer months witnessed a spread rout nearly as bad as 1998's debacle. Liquidity returned to the investment grade arena with a vengeance during the 4th Quarter. Spreads tightened across the board as managers re-discovered an appetite for risk, and mortgages posted healthy relative returns. However, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K concern drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, declined 1.16% compared to the Lehman Brothers Aggregate Index which was down 0.82%.

Portfolio Specifics: The duration of the Fund remained short of the Lehman Aggregate Index up until December at which time we adopted a neutral stance. As a rule the last few weeks of any given year are a perilous time to stray too far away from a benchmark's duration. We exploited the year-end drought in liquidity by adding collateralized mortgage backed securities, some puttable paper, and other corporate paper at compelling levels.

In the high yield portion of the Fund we continue to look for smaller positions to eliminate and consolidate with existing holdings. The focus of the high yield portfolio has been on the Communications sector, and secondarily on Media and Cable credits. The average credit rating of the high yield portion is Single-B which we are comfortable with given our belief that the economy will continue to grow without overheating, and that inflation will remain subdued. Our efforts in the coming months will be focused on those issuers that will benefit from the continuing demand for increased bandwidth in Communications by both consumers and business. The high yield portion of the Fund will continue to be fully invested as the market looks attractively priced.

Market Outlook: We are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The high grade portion of the Fund is heavily overweighted in spread product and we have added less-liquid, lower quality names in anticipation of their outperformance in the first quarter of 2000. Mortgage backed securities appear to only offer fair value at this juncture, and we are close to neutral to the Lehman Aggregate Index vis a vis this sector.

The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high

Portfolio
Manager's Report                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

                                          Average Annual Total Returns
                                             for the Periods Ended
                                               December 31, 1999
                                          ----------------------------
                                                      Since Inception
                                           1 Year         7/27/98
Including Sales Charge:
Class A (1)                                -5.83%          -1.74%
Class B (2)                                -6.15%          -1.29%
Class C (3)                                -2.46%           1.31%
Excluding Sales Charge:
Class A                                    -1.16%           1.65%
Class B                                    -1.50%           1.31%
Class C                                    -1.53%           1.31%
Lehman Brothers Aggregate Index            -0.82%           2.37%

The table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1.00%.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                See accompanying index descriptions on page 40.

------
Income
Funds
------
                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Fund seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The second half of 1999 was a continuation of the trends experienced in the first half of the year. The economy continued to show strong growth, inflation remained subdued and interest rates continued their upward trend. The Federal Open Market Committee (FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75 to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices. High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the one year ended December 31, 1999, the Fund Class A shares, excluding sales charges, declined 1.13% compared to the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds, which returned 2.39%, and the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned 3.28% for the same period.

Portfolio Specifics: The Fund held overweighted positions in the Communications sector, including the wireless, wireline, and internet subsectors, which helped performance for the six months. Underperforming issues in the Manufacturing & Electronics sectors adversely impacted returns for the period. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.

Portfolio cash levels have been held down as we expect the market to perform well. Consistent with our goal of managing a stable dividend fund with an emphasis on domestic cash pay issues, the Fund's management has been taking the opportunity to consolidate positions. Our avoidance of emerging market and foreign issues, while helping performance in past periods, hurt performance in the last six months as these markets rebounded significantly. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct.

Market Outlook: The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns for the Periods Ended December 31, 1999
                                      ---------------------------------------------------------------------------
                                                                  Since Inception    Since Inception
                                                                  of Class B and M      of Class C
                                   1 Year      5 Year    10 Year       7/17/95           5/27/99
                                   ------      ------    -------       -------           -------
Including Sales Charge:
 Class A (1)                       -5.86%       7.44%      8.56%           --                --
 Class B (2)                       -6.35%          --        --          5.72%               --
 Class C (3)                          --           --        --            --             -3.14%
 Class M (4)                       -4.92%          --        --          5.51%               --
Excluding Sales Charge:
 Class A                           -1.14%       8.49%      9.09%           --                --
 Class B                           -1.89%          --        --          6.05%               --
 Class C                              --           --        --            --             -2.21%
 Class M                           -1.68%          --        --          6.31%               --
First Boston High Yield Index       3.28%       9.07%     11.06%         7.43%(5)          0.05%
Lehman High Yield Index             2.39%       9.31%     10.72%         7.41%            -0.02%

The table above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index and the Lehman High Yield Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception return from 7/31/95.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 40.

------
Income
Funds
------
                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Fund II seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

Market Overview: The second half of 1999 was a continuation of the trends experienced in the first half of the year. The economy continued to show strong growth, inflation remained subdued and interest rates continued their upward trend. The Federal Open Market Committee (FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75 to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 5.99% compared to the Lehman Brothers High Yield Index which returned 2.39%.

Portfolio Specifics: The Fund outperformed due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology. These include issuers that provide digital subscriber lines, or DSL, (high bandwidth internet access) to offices and homes throughout the country. Investments have also been made in providers of wireless voice and internet/data connectivity to office buildings and companies that provide computer servers and the access technology for internet data sites. All the aforementioned companies have received strong support from the capital markets in the last quarter.

The portfolio's cash position increased as the quarter progressed. The fund received inflows during a time when investment opportunities were low. Management is looking to deploy this cash into sectors outside of telecommunications in the first quarter of 2000. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.


Market Outlook: The FOMC has work diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                          Average Annual Total Returns
                                             for the Periods Ended
                                          ----------------------------
                                                     Since Inception
                                          1 Year         3/27/98
                                          ------         -------
        Including Sales Charge:
         Class A (1)                       1.07%          -0.18%
         Class B (2)                       0.53%          -0.06%
         Class C (3)                       4.38%           1.97%
        Excluding Sales Charge:
         Class A                           6.12%           2.58%
         Class B                           5.34%           1.91%
         Class C                           5.34%           1.97%
        Lehman High Yield Index            2.39%           0.52%

The table above illustrates the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 40.

------
Income
Funds
------
                                                                       Portfolio
PILGRIM MONEY MARKET FUND                                       Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President.

Goals: The Money Market Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing all of its assets in the Class A shares of the Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management investment company.

Money Market Fund Overview: The money market mutual fund industry continued to expand in 1999 with inflows of $230 billion, a growth of 17% and the fifth year in a row that net inflows have exceeded $200 billion. Asset growth rates were highest in the institutional fund classes, rising 25% for the year. Total money fund assets now exceed $1.6 trillion.

From an investment perspective, money fund shareholders were the beneficiaries of continued economic expansion. The FOMC tightened monetary policy three times in 1999, raising Federal Funds from 4.75% in January to 5.50% by year-end. The Fed was able to raise rates incrementally due to the anti-inflationary effects of increased productivity, thus creating very little disruption in the market.

The most anticipated non-event in 1999 was Y2K. Buy-side participants, expecting large redemptions, increased their cash positions and the Fed, fearing a liquidity crisis, flooded the short-term market with cash. As we approached year-end, buy-side participants did not experience significant redemptions, resulting in an explosion on the buy-side. Trades committed to over the calendar year end (12/31 to 1/3), which traditionally yield as high as 10%, were being executed at yields as low as 2%.

Performance: The Pilgrim Money Market Fund's Class A shares, excluding sales charges, provided a since inception total return of 0.36% for the period November 24, 1999 through December 31, 1999. The Fund's Class B and C shares, excluding sales charges, provided a since inception total return of 1.41% for the period July 12, 1999 through December 31, 1999.

Portfolio Specifics: The Reserve Institutional Trust -- Primary Institutional Fund (the "Fund") grew 22.6% for the year versus an industry average of 25%. The Primary Institutional Fund -- Class A had a 30-day SEC yield of 5.65% as of December 31, 1999 and an average maturity of 35 days. The Fund held no commercial paper nor any instruments rated A2/P2.

Market Outlook: In the coming year, we expect the FOMC to continue raising rates. On February 2, 2000, Federal Funds were moved 0.25% to 5.75%, the first two, possibly three, 0.25% moves. We expect a second tightening at the FOMC meeting scheduled for 3/21/00. Going forward, we will purchase term securities where we see value versus these potential rate hikes.

An investment in the Pilgrim Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in this Fund.

Portfolio
Manager's Report                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

------------
Equity &
Income Funds
------------
                                                                       Portfolio
PILGRIM BALANCED FUND                                           Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: G. David Underwood, Vice President and Senior Portfolio Manager; Kevin Mathews, Senior Vice President and Senior Portfolio Manager; Robert K. Kinsey, Vice President and Senior Portfolio Manager.

Goals: The Balanced Fund seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Equity Market Overview: For the six months ending December 31, 1999, the U.S. equity market was characterized by:

A   narrow   advance   of   primarily   large-capitalization   technology   and
telecommunications stocks

Continued outperformance of growth stocks versus value stocks

Outperformance   of   large-capitalization   stocks   versus  mid-cap  and  most
small-capitalization stocks

Market returns at the end of the period suggest that the market moved sideways since mid year. This masks a market buffeted by concerns about rising inflation and higher interest rates, yet supported by accelerating earnings growth.

Entering the second half of 1999, investor sentiment was still buoyed by the fact that a global recession did not develop out of the prior year's financial crisis in Asia, Latin America and Europe. U.S. economic growth remained strong and evidence continued to emerge that the overseas economies were on the mend. The broad market S&P 500 Index set a then new peak in July before surrendering half of its gains over the balance of the third quarter. Interest rates began to rise due to inflation worries brought on by the surprisingly strong U.S. economy and the resuscitating global economies, dampening some of the equity market optimism. The S&P 500 recovered to new highs in the fourth quarter, with the Index led by a select group of technology and telecommunications stocks, registering particularly strong gains in October and December.

As inflation worries prompted the Federal Reserve to notch interest rates upward, investors sought the perceived safety of a small group of mostly technology/growth stocks. Only five of the twelve market sectors had positive returns in the last six months: Technology, Conglomerates, Communication Services, Consumer Cyclicals and Basic Industries; only Technology, Conglomerates and Communication Services outperformed the Index. For the year, 25 stocks accounted for the entire gain of the S&P 500.

Bond Market Overview: 1999 was a tough year for bonds by any measure: The summer months witnessed a credit spread rout nearly as bad as 1998's debacle.

However, liquidity returned to the investment grade fixed income arena with a vengeance during the fourth quarter. Spreads tightened across the board as managers re-discovered an appetite for risk. Yet, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K nervosa drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads in the second half of the year remained relatively unchanged but the higher coupon helped to offset the decline in prices.

High yield managers were rewarded for being risk adverse in the second half of 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 10.6% for the six months ending December 31, 1999.

A total of 119 new issues came to the market in the second half of 1999, representing $35 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's pace. New issuance was dominated by large deals in benchmark high yield names such as Allied Waste, Nextel, Nextlink, and Global Crossing to name a few.

Portfolio Specifics: Timely sector allocation and good stock selection, combined with a disciplined portfolio management approach, produced the Fund's strong investment performance. The Consumer Cyclical, Technology, Basic Industries, and Retailing sectors contributed most. Holdings in Sun Microsystems, Texas
Instruments, Hewlett Packard, Sony, America Online and Nokia gave handsome returns. The Fund's holdings in Alcoa, and Time Warner were equally strong.

The duration of the fixed income component of the Fund remained short of the Lehman Aggregate Index up until December at which time we adopted a neutral stance. As a rule the last few weeks of any given year are a perilous time to stray too far away from a benchmark's duration. We exploited the year-end drought in investment grade

Portfolio
Manager's Report                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

liquidity by adding collateralized mortgage backed securities, some puttable paper, and other corporate paper at compelling levels.

In the high yield portion of the Fund we continue to look for smaller positions to eliminate and consolidate with existing holdings. The focus of the high yield portfolio has been on the Communications sector, and secondarily on Media, Cable, and Broadcasting credits. The average credit rating of the Fund is Single-B which we are comfortable with given our belief that the economy will continue to grow without overheating, and that inflation will remain subdued. In the growth sector of high yield we feel the Communications industry represents the best value. Our efforts in the coming months will be focused on those issuers that will benefit from the continuing demand for increased bandwidth. The high yield portion of the Fund will continue to be fully invested as we believe the market looks attractively priced.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 8.48%, compared to a composite index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Index, which gained 11.77% for the same period.

Market Outlook: Though challenged more by interest rates the broadening market is conducive for equity investment. The global economies are rebounding with benign inflation, stimulating profitability and revenue growth for a wider assortment of companies. This should gather momentum now that concerns over the transition into the new Millennium are history.

With regards to the fixed income component, we are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The high grade portion of the fund is heavily overweighted in spread product and we have added less-liquid, lower quality names in anticipation of their outperformance in the first quarter of 2000. Mortgage backed securities appear to only offer fair value at this juncture, and we are close to neutral to the Lehman Aggregate Index vis a vis this sector.

The FOMC has work diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

                               Average Annual Total Returns for the Periods
                                        Ended December 31, 1999
                          ------------------------------------------------------
                                             Since Inception   Since Inception
                                            of Class A and C     of Class B
                          1 Year    5 Year       4/19/93            5/31/95
                          ------    ------       -------            -------
Including Sales Charge:
 Class A (1)               2.25%    16.91%        13.37%                --
 Class B (2)               3.51%       --            --              16.42%
 Class C (3)               6.89%    17.53%        13.67%                --
Excluding Sales Charge:
 Class A                   8.48%    18.29%        14.38%                --
 Class B                   7.76%       --            --              16.67%
 Class C                   7.74%    17.53%        13.67%                --
60% S&P 500/40% Lehman
Aggregate                 11.77%    20.15%        15.48%(4)          18.52%

The table above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deducton of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Since inception return from 4/30/93.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 40.

------------
Equity &
Income Funds
------------
                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Douglas G. Forsyth, CFA, Partner, Portfolio Manager; Michael P. Carroll, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager.

Goal: The Convertible Fund seeks to maximize total return by investing primarily in convertible and equity securities of US companies.

Market Overview: During the third quarter, concerns over rising inflation and interest rates and their impact on corporate earnings sent stock prices tumbling. Amid signs of continued strength in the US economy, worries were rife that higher interest rates were needed to combat inflationary pressures. However, strong gains among technology stocks in the fourth quarter helped restore investor confidence. The tech-heavy Nasdaq Composite rose 48.2% from October to December and climbed 85.6% overall in 1999. Improving returns for small- and mid-cap stocks also bolstered investor resolve.

Impressive gains among technology stocks throughout the fourth quarter propelled returns among convertible issues, helping offset the effects of a series of interest-rate increases by the Federal Reserve Board. In an effort to thwart potential inflationary pressures amid the US economy's continued expansion, the Fed hiked short-term interest rates by a quarter-percentage point three times in June, August and November.

For much of the period, speculative-grade convertible issues tended to deliver better returns than high-grade issues. Qualcomm, the single largest holding in the CS First Boston Convertible Index, gained 94% in December and 2,619% for the year. The second-largest holding in the Index was EMC Corp., which gained 30% in December.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 50.20% compared to the First Boston Convertible Index which returned 42.28% for the same period.

Portfolio Specifics: Year to date through December 31, the Fund delivered equity-like returns, outperforming the Russell 2000, Russell Midcap, and S&P 500 Indexes. The Fund also registered greater returns compared to the CS First Boston Convertible Index year to date, rising 50.2% versus 42.3% for the Index.

A broad-based  pullback among blue-chip  issues in the third quarter  negatively impacted the fund's performance in July. However, strong gains among telecommunications and technology holdings led to the fund's outperformance against the benchmark in the fourth quarter and in 1999.

The Fund's top-performing holdings included telecommunications service provider Qualcomm, Veritas Software and Exodus Communications.

Market Outlook: Looking ahead, we are encouraged by expectations for continued strength in corporate profits and global economic recovery. Applying our bottom-up approach, we continue to find convertible securities meeting our strict investment criteria.

Recent gains in the equity market have lifted US indices close to or above record highs. In this environment, convertible issues may benefit from increased recognition among investors seeking equity market participation with limited downside exposure.

Portfolio
Manager's Report                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                    Average Annual Total Returns for the Periods
                                             Ended December 31, 1999
                                    --------------------------------------------
                                             Since Inception    Since Inception
                                             of Class A and C      of Class B
                            1 Year   5 Year      4/19/93             5/31/95
Including Sales Charge:
 Class A (1)                41.54%   25.14%      20.33%                  --
 Class B (2)                44.19%      --          --                26.67%
 Class C (3)                48.20%   25.81%      20.60%                  --
Excluding Sales Charge:
 Class A                    50.20%   26.64%      21.40%                  --
 Class B                    49.19%      --          --                26.86%
 Class C                    49.20%   25.81%      20.60%                  --
First Boston Convertible
 Index                      42.28%   20.08%      15.60%(4)            19.24%

The table above illustrates the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 4/20/93.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                See accompanying index descriptions on page 40.

-------
Pilgrim
Funds
-------
                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The S&P Barra Value Index ia a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Index is generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization.

The Russell MidCap Value Index measures the performance of the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The S&P Major Regional Banks Index is a capitalization-weighted index of all stocks designed to measure performance of the major regional banks sector of the S&P 500 Index.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the NASDAQ National Market System and SmallCap Market.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The  MSCI   Emerging   Markets  Free  (EMF)  Index  is  comprised  of  companies
representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The Hang Seng Index is a regional index based on 8 Asian domestic indices comprising a total of over 2000 listed companies.

The MSCI Far East Free ex-Japan Index measures performance of securities listed on exchanges in the Far East markets excluding Japan.

-------
Pilgrim
Funds
-------
                          INDEX DESCRIPTIONS(continued)
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Lehman Brothers Government/Mortgage Index measures the performance of U.S. Government agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.

The Lehman Brothers Intermediate Treasury Index is an index that measures the performance of U.S. Treasuries with maturities of less than ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index is a sub-index of the Merrill
Lynch  High  Yield  Index,   an  index  which   measures  the   performance   of
non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index is a sub-index of the Merrill Lynch High Yield Index, an index which measures the performance of non-investment grade U.S. domestic bonds.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven to ten years.

The First Boston High Yield Index is an index of high yield bonds rated BB or below.

The First Boston Convertible Index is an index representing the universe of convertible securities.

The SET Index is a capitalization-weighted index of all the stocks traded on the Stock Exchange of Thailand.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-----------
U.S. Equity
Funds
-----------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                    LargeCap        LargeCap
                                   MagnaCap         Leaders          Growth
                                     Fund             Fund            Fund
                                     ----             ----            ----
ASSETS:
Investments in securities
at market value*                 $ 464,096,916    $ 37,571,545    $ 432,145,351
Short-term investments at
amortized cost                      18,125,971       2,036,000       22,913,000
Cash                                    43,159           8,811            6,574
Receivables:
Fund shares sold                       273,765         302,222        8,336,929
Dividends and interest                 509,716          35,205          145,577
Due from affiliate                          --              --               --
Investment securities sold                  --         157,041        3,175,965
Other                                       --              --              503
Prepaid expenses                        64,883          36,806           46,149
                                 -------------    ------------    -------------
Total Assets                       483,114,410      40,147,630      466,770,048
LIABILITIES:
Payable for investment
securities purchased                        --              --       16,073,243
Payable for fund shares
 redeemed                            1,043,903          47,232          409,623
Payable to affiliate                       541           5,456            1,446
Payable to custodian                        --              --               --
Other accrued expenses and
liabilities                          1,187,130          93,837          386,272
                                 -------------    ------------    -------------
Total Liabilities                    2,231,574         146,525       16,870,584
                                 -------------    ------------    -------------
NET ASSETS                       $ 480,882,836    $ 40,001,105    $ 449,899,464
                                 =============    ============    =============
NET ASSETS CONSIST OF:
Paid-in capital                  $ 335,637,562    $ 31,941,240    $ 309,654,824
Undistributed (overdistributed)
net investment income                 (285,070)       (183,723)      (1,258,524)
Accumulated net realized
gain (loss) on investments          (2,751,702)      1,199,531        6,662,113
Net unrealized appreciation
(depreciation) of investments      148,282,046       7,044,057      134,841,051
                                 -------------    ------------    -------------
Net Assets                       $ 480,882,836    $ 40,001,105    $ 449,899,464
                                 =============    ============    =============
* Cost of securities             $ 315,814,870    $ 30,527,488    $ 297,304,300

                                    MidCap         MidCap          SmallCap         Bank and
                                    Value          Growth           Growth           Thrift
                                     Fund           Fund             Fund             Fund
                                     ----           ----             ----             ----
ASSETS:
Investments in securities
at market value*                 $ 37,905,373    $ 424,763,734    $ 446,278,607    $ 460,966,409
Short-term investments at
amortized cost                        545,000       10,855,000               --        1,258,000
Cash                                    6,399           17,087               --               --
Receivables:
Fund shares sold                       67,428        1,585,358        1,405,097        1,442,050
Dividends and interest                 40,346           14,803           54,826        1,070,795
Due from affiliate                         --           36,524           43,939               --
Investment securities sold            256,191          637,713        5,763,776        5,461,090
Other                                      --               --           12,950               --
Prepaid expenses                       37,052           31,977           48,619           58,471
                                 ------------    -------------    -------------    -------------
Total Assets                       38,857,789      437,942,196      453,607,814      470,256,815
LIABILITIES:
Payable for investment
securities purchased                       --        5,973,222        1,052,907          315,478
Payable for fund shares
redeemed                              167,374          558,232          522,048        3,500,223
Payable to affiliate                      586               --               --               --
Payable to custodian                       --               --        1,257,546            4,701
Other accrued expenses and
liabilities                           140,721          524,445          437,972        1,125,666
                                 ------------    -------------    -------------    -------------
Total Liabilities                     308,681        7,055,899        3,270,473        4,946,068
                                 ------------    -------------    -------------    -------------
NET ASSETS                       $ 38,549,108    $ 430,886,297    $ 450,337,341    $ 465,310,747
                                 ============    =============    =============    =============
NET ASSETS CONSIST OF:
Paid-in capital                  $ 36,838,672    $ 210,919,947    $ 279,553,816    $ 486,593,613
Undistributed (overdistributed)
net investment income                (253,178)      (2,561,964)      (2,946,828)       1,883,755
Accumulated net realized gain
(loss) on investments                  93,895       11,374,498      (16,091,465)      16,116,632
Net unrealized appreciation
(depreciation) of investments       1,869,719      211,153,816      189,821,818      (39,283,253)
                                 ------------    -------------    -------------    -------------
Net Assets                       $ 38,549,108    $ 430,886,297    $ 450,337,341    $ 465,310,747
                                 ============    =============    =============    =============
* Cost of securities             $ 36,035,654    $ 213,609,918    $ 256,456,789    $ 500,249,662

--------------------------------------------------------------------------------
                                                      LargeCap      LargeCap
                                      MagnaCap        Leaders        Growth
                                        Fund           Fund           Fund
                                        ----           ----           ----
Class A:
Net Assets                          $ 343,627,580   $   9,305,383  $ 118,231,647
Shares authorized                      80,000,000      28,000,000      unlimited
Par Value                           $        1.00   $        0.10  $        0.00
Shares outstanding                     21,135,630         566,257      2,930,040
Net asset value and redemption
price per share                     $       16.26   $       16.43  $       40.35
Maximum offering price per
share                               $       17.25   $       17.43  $       42.81
Class B:
Net Assets                          $ 109,428,063   $  24,747,898  $ 227,042,117
Shares authorized                      80,000,000      28,000,000      unlimited
Par Value                           $        1.00   $        0.10  $        0.00
Shares outstanding                      6,879,903       1,556,902      5,631,296
Net asset value and redemption
price per share                     $       15.91   $       15.90  $       40.32
Maximum offering price per
share                               $       15.91   $       15.90  $       40.32
Class C:
Net Assets                          $   2,684,290   $     353,328  $  87,228,762
Shares authorized                      80,000,000      28,000,000      unlimited
Par Value                           $        1.00   $        0.10  $        0.00
Shares outstanding                        168,736          22,207      2,169,290
Net asset value and redemption
price per share                     $       15.91   $       15.91  $       40.21
Maximum offering price per
share                               $       15.91   $       15.91  $       40.21
Class M:
Net Assets                          $  15,145,899   $   5,594,496            n/a
Shares authorized                      40,000,000      14,000,000            n/a
Par Value                           $        1.00   $        0.10            n/a
Shares outstanding                        942,476         347,648            n/a
Net asset value and redemption
price per share                     $       16.07   $       16.09            n/a
Maximum offering price per
share                               $       16.65   $       16.67            n/a
Class Q:
Net Assets                          $   9,997,004   $        0.00  $  17,396,938
Shares authorized                      40,000,000      28,000,000      unlimited
Par Value                           $        1.00   $        0.10  $        0.00
Shares outstanding                        615,006               0        425,490
Net asset value and redemption
price per share                     $       16.26             n/a  $       40.89
Maximum offering price per
share                               $       16.26             n/a  $       40.89

                                      MidCap         MidCap         SmallCap       Bank and
                                       Value         Growth          Growth         Thrift
                                       Fund           Fund            Fund           Fund
                                       ----           ----            ----           ----
Class A:
Net Assets                          $ 11,220,928  $ 110,999,877   $ 148,392,238   $ 258,383,610
Shares authorized                     28,000,000      unlimited       unlimited     100,000,000
Par Value                           $       0.00  $        0.00   $        0.00   $        0.10
Shares outstanding                       809,398      4,296,452       8,462,791      14,902,351
Net asset value and redemption
price per share                     $      13.86  $       25.84   $       17.53   $       17.34
Maximum offering price per
share                               $      14.71  $       27.42   $       18.60   $       18.40
Class B:
Net Assets                          $ 20,593,302  $  85,200,916   $  76,896,757   $ 206,927,137
Shares authorized                     28,000,000      unlimited       unlimited     100,000,000
Par Value                           $       0.00  $        0.00   $        0.00   $        0.10
Shares outstanding                     1,534,790      2,804,402       3,486,799      11,943,222
Net asset value and redemption
price per share                     $      13.42  $       30.38   $       22.05   $       17.33
Maximum offering price per
share                               $      13.42  $       30.38   $       22.05   $       17.33
Class C:
Net Assets                          $    178,918  $ 220,867,071   $ 213,993,524             n/a
Shares authorized                     28,000,000      unlimited       unlimited             n/a
Par Value                           $       0.00  $        0.00   $        0.00             n/a
Shares outstanding                        13,338      9,255,323      12,408,565             n/a
Net asset value and redemption
price per share                     $      13.41  $       23.86   $       17.25             n/a
Maximum offering price per
share                               $      13.41  $       23.86   $       17.25             n/a
Class M:
Net Assets                          $  6,555,960            n/a             n/a             n/a
Shares authorized                     14,000,000            n/a             n/a             n/a
Par Value                           $       0.00            n/a             n/a             n/a
Shares outstanding                       484,961            n/a             n/a             n/a
Net asset value and redemption
price per share                     $      13.52            n/a             n/a             n/a
Maximum offering price per
share                               $      14.01            n/a             n/a             n/a
Class Q:
Net Assets                          $       0.00  $  13,818,433   $  11,054,822             n/a
Shares authorized                     28,000,000      unlimited       unlimited             n/a
Par Value                           $       0.00  $        0.00   $        0.00             n/a
Shares outstanding                             0        422,591         566,739             n/a
Net asset value and redemption
price per share                              n/a  $       32.70   $       19.51             n/a
Maximum offering price per
share                                        n/a  $       32.70   $       19.51             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

-------------
International
Equity Funds
-------------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                    Worldwide      International    International      Emerging        Asia-Pacific
                                     Growth         Core Growth       SmallCap         Countries         Equity
                                      Fund             Fund          Growth Fund         Fund             Fund
                                      ----             ----          -----------         ----             ----
ASSETS:
Investments in securities
at market value*                    $ 448,254,573    $ 75,611,707    $ 395,921,134    $ 234,069,820    $ 40,243,292
Short-term investments at
amortized cost                         17,453,000         292,000       31,803,000        1,379,000         443,000
Foreign Currency**                             --          53,117        1,133,073        1,135,371         722,344
Cash                                      583,402              --          565,895               --          10,060
Receivables:
Fund shares sold                        6,685,799         345,160        9,287,906          740,549         571,577
Dividends and interest                    214,331          75,356           74,296          504,553           6,456
Due from affiliate                             --          39,543               --           61,465              --
Investment securities sold              3,283,216         561,153        2,880,062        1,195,840              --
Other                                          --           9,229           86,172            8,223              --
Prepaid expenses                           53,913          45,352           55,469           57,291          27,556
                                    -------------    ------------    -------------    -------------    ------------
Total Assets                          476,528,234      77,032,617      441,807,007      239,152,112      42,024,285
                                    -------------    ------------    -------------    -------------    ------------
LIABILITIES:
Payable for investment
securities purchased                    9,072,436         885,454        5,919,653        1,809,966              --
Payable for fund shares
redeemed                                  825,436          31,761        1,164,634          663,075          97,143
Payable to affiliate                        2,850              --               --               --           8,029
Payable to custodian                           --          27,579               --          283,204              --
Estimated tax liability on
Indian investments                             --              --               --        1,294,392              --
Other accrued expenses and
liabilities                               616,667         148,150          520,131          588,207         262,964
                                    -------------    ------------    -------------    -------------    ------------
Total Liabilities                      10,517,389       1,092,944        7,604,418        4,638,844         368,136
                                    -------------    ------------    -------------    -------------    ------------
NET ASSETS                          $ 466,010,845    $ 75,939,673    $ 434,202,589    $ 234,513,268    $ 41,656,149
                                    =============    ============    =============    =============    ============
NET ASSETS CONSIST OF:
Paid-in capital                     $ 299,830,877    $ 46,624,852    $ 258,562,364    $ 230,008,734    $ 56,419,427
Undistributed (overdistributed)
net investment income                  (2,245,389)       (417,370)      (1,216,494)      (1,461,149)       (177,616)
Accumulated net realized gain
(loss) on investments and
foreign currency transactions
(net of foreign tax on the sale
of Indian investments of $0, $0,
$536,127, $2,217,389 and $0,
respectively -- Note 2)                 5,941,174       1,419,523       23,684,833      (73,866,966)    (27,307,253)
Net unrealized appreciation of
investments and other assets,
liabilities and forward contracts
denominated in foreign currencies
(net of estimated tax liability
on Indian investments of $0, $0,
$0, $1,294,392 and $0,
respectively -- Note 2)               162,484,183      28,312,668      153,171,886       79,832,649      12,721,591
                                    -------------    ------------    -------------    -------------    ------------
Net Assets                          $ 466,010,845    $ 75,939,673    $ 434,202,589    $ 234,513,268    $ 41,656,149
                                    =============    ============    =============    =============    ============
* Cost of securities                $ 285,746,310    $ 47,315,847    $ 242,767,278    $ 152,857,038    $ 27,433,240
** Cost of foreign currency         $          --    $     53,070    $   1,130,289    $   1,134,720    $    722,290

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                           Worldwide     International  International    Emerging      Asia-Pacific
                            Growth        Core Growth     SmallCap       Countries        Equity
                             Fund            Fund        Growth Fund       Fund            Fund
                             ----            ----        -----------       ----            ----
Class A:
Net Assets               $ 150,384,169   $ 19,460,387  $ 146,056,798   $  68,448,657   $ 17,308,808
Shares authorized            unlimited      unlimited      unlimited       unlimited     24,000,000
Par Value                $        0.00   $       0.00  $        0.00   $        0.00   $       1.00
Shares outstanding           4,834,640        711,486      3,597,228       3,110,207      1,937,674
Net asset value and
 redemption price per
 share                   $       31.11   $      27.35  $       40.60   $       22.01   $       8.93
Maximum offering price
 per share               $       33.00   $      29.02  $       43.08   $       23.35   $       9.48
Class B:
Net Assets               $  82,285,716   $ 19,465,336  $  77,784,490   $  33,018,778   $ 16,393,325
Shares authorized            unlimited      unlimited      unlimited       unlimited     24,000,000
Par Value                $        0.00   $       0.00  $        0.00   $        0.00   $       1.00
Shares outstanding           2,348,993        708,473      1,808,103       1,484,626      1,895,593
Net asset value and
 redemption price per
 share                   $       35.03   $      27.48  $       43.02   $       22.24   $       8.65
Maximum offering price
 per share               $       35.03   $      27.48  $       43.02   $       22.24   $       8.65
Class C:
Net Assets               $ 190,853,232   $ 21,104,381  $  72,787,019   $  30,441,808            n/a
Shares authorized            unlimited      unlimited      unlimited       unlimited            n/a
Par Value                $        0.00   $       0.00  $        0.00   $        0.00            n/a
Shares outstanding           6,128,111        765,476      1,842,815       1,421,241            n/a
Net asset value and
 redemption price per
 share                   $       31.14   $      27.57  $       39.50   $       21.42            n/a
Maximum offering price
 per share               $       31.14   $      27.57  $       39.50   $       21.42            n/a
Class M:
Net Assets                         n/a            n/a            n/a             n/a   $  7,954,016
Shares authorized                  n/a            n/a            n/a             n/a     12,000,000
Par Value                          n/a            n/a            n/a             n/a   $       1.00
Shares outstanding                 n/a            n/a            n/a             n/a        911,936
Net asset value and
 redemption price per
 share                             n/a            n/a            n/a             n/a   $       8.72
Maximum offering price
per share                          n/a            n/a            n/a             n/a   $       9.04
Class Q:
Net Assets               $  42,487,728   $ 15,909,569  $ 137,574,282   $ 102,604,025            n/a
Shares authorized            unlimited      unlimited      unlimited       unlimited            n/a
Par Value                $        0.00   $       0.00  $        0.00   $        0.00            n/a
Shares outstanding           1,186,820        559,611      3,208,072       4,536,725            n/a
Net asset value and
 redemption price per
 share                    $       35.80   $      28.43  $       42.88   $       22.62            n/a
Maximum offering price
 per share                $       35.80   $      28.43  $       42.88   $       22.62            n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced. (2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------
Income
Funds
------

     STATEMENTS OF ASSETS AND  LIABILITIES  as of December 31, 1999  (Unaudited)
--------------------------------------------------------------------------------

                                   Government       Strategic
                                   Securities        Income        High Yield       High Yield     Money Market
                                   Income Fund        Fund            Fund           Fund II           Fund
                                   -----------        ----            ----           -------           ----
ASSETS:
Investments in securities
 at market value*                 $ 30,939,502    $ 11,655,208    $ 343,432,611    $ 69,397,575    $        --
Short-term investments at
 amortized cost                      1,550,000         662,000       22,531,603       9,401,000     19,107,700
Cash                                    10,603          81,916               --           8,740             13
Receivables:
Fund shares sold                        51,866          78,086        1,536,751         103,681        988,811
Interest                               248,320         166,530       10,499,490       1,051,376          2,647
Due from affiliate                          --          74,913           33,922          19,301         76,689
Investment securities sold                  --              --          970,604         970,604             --
Other                                       --           7,452               --              --             --
Prepaid expenses                        20,622          66,043           73,153          66,292          2,088
Deferred organization costs                 --              --               --              --         39,452
                                  ------------    ------------    -------------    ------------    -----------
Total Assets                        32,820,913      12,792,148      379,078,134      81,018,569     20,217,400
                                  ------------    ------------    -------------    ------------    -----------
LIABILITIES:
Payable for investment
 securities purchased                       --         289,431               --       3,119,391             --
Payable for fund shares
 redeemed                              150,379          26,596        2,549,790         495,308        233,289
Payable to custodian                        --              --          458,244              --             --
Distributions payable                       --             883               --         343,929         40,693
Other accrued expenses
 and liabilities                       108,321          62,057          573,080          49,036        127,075
                                  ------------    ------------    -------------    ------------    -----------
Total Liabilities                      258,700         378,967        3,581,114       4,007,664        401,057
                                  ------------    ------------    -------------    ------------    -----------
NET ASSETS                        $ 32,562,213    $ 12,413,181    $ 375,497,020    $ 77,010,905    $19,816,343
                                  ============    ============    =============    ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital                   $ 40,893,318    $ 13,608,322    $ 455,788,834    $ 86,045,494    $19,816,343
Undistributed (overdistributed)
 net investment income                 (81,566)        149,553         (953,951)       (213,962)            --
Accumulated net realized loss
 on investments and foreign
 currency transactions              (7,311,898)     (1,078,089)     (58,252,243)     (7,372,266)            --
Net unrealized depreciation of
 investments and other assets,
 liabilities and forward
 contracts denominated in
 foreign currencies                   (937,641)       (266,605)     (21,085,620)     (1,448,361)            --
                                  ------------    ------------    -------------    ------------    -----------
Net Assets                        $ 32,562,213    $ 12,413,181    $ 375,497,020    $ 77,010,905    $19,816,343
                                  ============    ============    =============    ============    ===========
* Cost of securities              $ 31,877,143    $ 11,921,450    $ 364,518,231    $ 70,845,936    $19,107,700

--------------------------------------------------------------------------------

                                   Government        Strategic
                                   Securities         Income       High Yield     High Yield      Money Market
                                   Income Fund         Fund           Fund          Fund II           Fund
                                   -----------         ----           ----          -------           ----
Class A:
Net Assets                       $   19,303,738   $   2,453,211   $108,040,533   $   10,415,208   $ 5,732,378
Shares authorized                 1,000,000,000       unlimited     80,000,000        unlimited     unlimited
Par Value                        $         0.00   $        0.00   $       0.00   $         0.00   $      0.00
Shares outstanding                    1,615,287         201,699     19,617,873          932,799     5,732,378
Net asset value and redemption
 price per share                 $        11.95   $       12.16   $       5.51   $        11.17   $      1.00
Maximum offering price per
 share                           $        12.55   $       12.77   $       5.78   $        11.72   $      1.00
Class B:
Net Assets                       $   12,333,491   $   5,406,558   $243,074,580   $   40,553,266   $11,414,054
Shares authorized                 1,000,000,000       unlimited     80,000,000        unlimited     unlimited
Par Value                        $         0.00   $        0.00   $       0.00   $         0.00   $      0.00
Shares outstanding                    1,035,526         454,240     44,228,094        3,632,560    11,414,054
Net asset value and redemption
price per share                  $        11.91   $       11.90   $       5.50   $        11.16   $      1.00
Maximum offering price per
 share                           $        11.91   $       11.90   $       5.50   $        11.16   $      1.00
Class C:
Net Assets                       $      262,578   $   4,379,664   $  5,614,076   $   16,859,743   $ 2,669,911
Shares authorized                 1,000,000,000       unlimited     80,000,000        unlimited     unlimited
Par Value                        $         0.00   $        0.00   $       0.00   $         0.00   $      0.00
Shares outstanding                       21,819         353,648      1,022,363        1,509,836     2,669,911
Net asset value and redemption
 price per share                 $        12.03   $       12.38   $       5.49   $        11.17   $      1.00
Maximum offering price per
 share                           $        12.03   $       12.38   $       5.49   $        11.17   $      1.00
Class M:
Net Assets                       $      662,406             n/a   $ 18,767,801              n/a           n/a
Shares authorized                 1,000,000,000                            n/a       40,000,000           n/a
Par Value                        $         0.00             n/a            n/a   $         0.00           n/a
Shares outstanding                       55,449             n/a      3,411,754              n/a           n/a
Net asset value and redemption
 price per share                 $        11.95             n/a   $       5.50              n/a           n/a
Maximum offering price per
 share                           $        12.35             n/a   $       5.69              n/a           n/a
Class Q:
Net Assets                       $            0   $     173,748   $         30   $    9,182,688           n/a
Shares authorized                 1,000,000,000       unlimited     80,000,000        unlimited           n/a
Par Value                        $         0.00   $        0.00   $       0.00   $         0.00           n/a
Shares outstanding                            0          15,027              5          821,972           n/a
Net asset value and redemption
 price per share                              0   $       11.56   $       5.57   $        11.17           n/a
Maximum offering price per
 share                                        0   $       11.56   $       5.57   $        11.17           n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------------
Equity &
Income Funds
------------

    STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                    Balanced        Convertible
                                                      Fund             Fund
                                                      ----             ----
ASSETS:
Investments in securities
 at market value*                                  $34,942,532      $340,520,062
Short-term investments at
 amortized cost                                      2,284,000        12,348,000
Cash                                                     8,463         4,016,083
Receivables:
 Fund shares sold                                      329,990         5,129,033
 Dividends and interest                                253,737         1,386,891
 Due from affiliate                                     25,152               --
 Investment securities sold                            112,993               --
 Other                                                  18,898               --
Prepaid expenses                                        30,384            23,417
                                                    ----------      ------------
  Total Assets                                      38,006,149       363,423,486
                                                    ----------      ------------
LIABILITIES:
Payable for investment securities
 purchased                                              289,431               --
Payable for fund shares redeemed                       167,071           323,253
Other accrued expenses and liabilities                   2,625           467,331
                                                   -----------      ------------
  Total Liabilities                                    459,127           790,584
                                                   -----------      ------------
NET ASSETS                                         $37,547,022      $362,632,902
                                                   ===========      ============
NET ASSETS CONSIST OF:
 Paid-in capital                                   $36,048,824      $236,117,741
 Undistributed (overdistributed) net
  investment income                                   (248,930)          276,833
 Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions                                        (412,731)       15,610,521
 Net unrealized appreciation of investments
  and other assets, liabilities and forward
  contracts denominated in foreign currencies        2,159,859       110,627,807
                                                   -----------      ------------
 Net Assets                                        $37,547,022      $362,632,902
                                                   ===========      ============
 * Cost of securities                              $32,782,462      $229,892,255

--------------------------------------------------------------------------------

                                                 Balanced           Convertible
                                                   Fund                 Fund
                                                   ----                 ----
Class A:
 Net Assets                                     $10,140,692         $ 88,816,034
 Shares authorized                               unlimited            unlimited
 Par Value                                      $      0.00         $       0.00
 Shares outstanding                                 650,020            3,384,365
 Net asset value and redemption
  price per share                               $     15.60         $      26.24
 Maximum offering price per share               $     16.55         $      27.84
Class B:
 Net Assets                                     $ 7,716,361         $108,526,626
 Shares authorized                               unlimited            unlimited
 Par Value                                      $      0.00         $       0.00
 Shares outstanding                                 460,985            3,797,345
 Net asset value and redemption
  price per share                               $     16.74         $      28.58
 Maximum offering price per share               $     16.74         $      28.58
Class C:
 Net Assets                                     $19,493,836         $132,755,648
 Shares authorized                               unlimited            unlimited
 Par Value                                      $      0.00         $       0.00
 Shares outstanding                               1,297,495            4,951,288
 Net asset value and redemption
  price per share                               $     15.02         $      26.81
 Maximum offering price per share               $     15.02         $      26.81
Class Q:
 Net Assets                                     $   196,133         $ 32,534,594
 Shares authorized                               unlimited            unlimited
 Par Value                                      $      0.00         $       0.00
 Shares outstanding                                  12,702            1,281,758
 Net asset value and redemption
  price per share                               $     15.44         $      25.38
 Maximum offering price per share               $     15.44         $      25.38

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

-----------
U.S. Equity
Funds
-----------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                    LargeCap       LargeCap
                                     MagnaCap       Leaders         Growth
                                       Fund           Fund           Fund
                                       ----           ----           ----
                                    Six Months     Six Months      Six Months
                                      Ended           Ended          Ended
                                    December 31,   December 31,   December 31,
                                       1999            1999          1999
                                       ----            ----          ----
INVESTMENT INCOME:
Dividends, net of foreign taxes    $  3,277,451    $   212,476    $     283,411
Interest                                843,870         41,449          362,980
Securities lending                           --             --               --
                                   ------------    -----------    -------------
Total investment income               4,121,321        253,925          646,391
                                   ------------    -----------    -------------
EXPENSES:
Investment management fees            1,715,475        190,841          835,391
Distribution expenses                 1,019,080        121,529          648,466
Transfer agent and registrar fees       556,275         51,772          112,555
Shareholder reporting                   143,075          8,796           22,058
Shareholder servicing fee               141,025         29,914          233,258
Registration and filing fees             71,330         21,158           14,512
Professional fees                        66,315          2,212            7,381
Recordkeeping and pricing fees           63,825          1,583            8,999
Custodian fees                           47,815          1,871           13,367
Directors' fees                          27,000          1,080            1,080
Miscellaneous                            24,875            740           12,135
Insurance                                12,707            825              914
Interest and credit facility fee          4,406            342            1,281
Organization expense                         --         15,409               --
                                   ------------    -----------    -------------
Total expenses                        3,893,203        448,072        1,911,397
                                   ------------    -----------    -------------
Less:
Waived and reimbursed fees                   --         10,237               --
Earnings credits                            865            210            6,054
                                   ------------    -----------    -------------
Net expenses                          3,892,338        437,625        1,905,343
                                   ------------    -----------    -------------
Net investment income (loss)            228,983       (183,700)      (1,258,952)
                                   ------------    -----------    -------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) from
investments                          (3,059,907)     2,174,345        2,130,380
Net change in unrealized
appreciation (depreciation)
of investments                       12,313,998        384,417      119,317,768
                                   ------------    -----------    -------------
Net gain (loss) from investments      9,254,091      2,558,762      121,448,148
                                   ------------    -----------    -------------
NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS                         $  9,483,074    $ 2,375,062    $ 120,189,196
                                   ============    ===========    =============

                                         MidCap         MidCap        SmallCap         Bank and
                                         Value          Growth         Growth           Thrift
                                          Fund           Fund           Fund             Fund
                                          ----           ----           ----             ----
                                       Six Months     Six Months     Six Months       Six Months
                                         Ended          Ended          Ended            Ended
                                      December 31,   December 31,   December 31,     December 31,
                                          1999           1999           1999             1999
                                          ----           ----           ----             ----
INVESTMENT INCOME:
 Dividends, net of foreign taxes     $   221,647    $     107,595    $     158,187    $   7,690,715
 Interest                                 53,471          108,000          338,541          160,134
 Securities lending                           --               --           11,984               --
                                     -----------    -------------    -------------    -------------
  Total investment income                275,118          215,595          508,712        7,850,849
                                     -----------    -------------    -------------    -------------
EXPENSES:
 Investment management fees              236,363        1,159,517        1,717,149        2,202,621
 Distribution expenses                   141,954          913,391          973,749        1,457,440
 Transfer agent and registrar fees        79,884          197,031          229,828          850,625
 Shareholder reporting                    13,303           80,444           86,323          129,195
 Shareholder servicing fee                31,054          327,307          341,605          347,756
 Registration and filing fees             36,827           11,663           12,753           84,681
 Professional fees                         6,783           24,341           24,628          102,487
 Recordkeeping and pricing fees            1,289           20,002           23,382           56,575
 Custodian fees                            5,127           33,572           38,665           51,050
 Directors' fees                           2,701            5,760            6,300           23,092
 Miscellaneous                             7,622           45,697           49,316           46,425
 Insurance                                 1,322            4,303            5,149           15,556
 Interest and credit facility fee            502            2,161            1,770            6,198
 Organization expense                     15,409               --               --               --
                                     -----------    -------------    -------------    -------------
  Total expenses                         580,140        2,825,189        3,510,617        5,373,701
                                     -----------    -------------    -------------    -------------
 Less:
  Waived and reimbursed fees              50,821           39,890           49,697               --
  Earnings credits                         1,023            1,615               --               --
                                     -----------    -------------    -------------    -------------
  Net expenses                           528,296        2,783,684        3,460,920        5,373,701
                                     -----------    -------------    -------------    -------------
  Net investment income (loss)          (253,178)      (2,568,089)      (2,952,208)       2,477,148
                                     -----------    -------------    -------------    -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from
  investments                            892,425       22,451,411       57,341,218       15,257,682
 Net change in unrealized
  appreciation (depreciation)
  of investments                      (7,867,614)     146,205,625      105,716,659     (138,785,947)
                                     -----------    -------------    -------------    -------------
 Net gain (loss) from investments     (6,975,189)     168,657,036      163,057,877     (123,528,265)
                                     -----------    -------------    -------------    -------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        $(7,228,367)   $ 166,088,947    $ 160,105,669    $(121,051,117)
                                     ===========    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                        International   International      Emerging      Asia-Pacific
                                          Worldwide      Core Growth      SmallCap         Countries       Equity
                                         Growth Fund        Fund         Growth Fund         Fund           Fund
                                         -----------        ----         -----------         ----           ----
                                         Six Months       Six Months      Six Months       Six Months     Six Months
                                            Ended           Ended           Ended            Ended          Ended
                                         December 31,     December 31,   December 31,     December 31,    December 31,
                                            1999             1999           1999             1999            1999
                                            ----             ----           ----             ----            ----
INVESTMENT INCOME:
 Dividends, net of foreign taxes       $     293,672    $     34,450    $     295,394    $    568,924    $   213,267
 Interest                                    395,011          48,446          523,579          57,554         35,724
 Other investment income                       4,335           1,413           16,351          13,841            813
                                       -------------    ------------    -------------    ------------    -----------
  Total investment income                    693,018          84,309          835,324         640,319        249,804
                                       -------------    ------------    -------------    ------------    -----------
EXPENSES:
 Investment management fees                1,478,047         271,309        1,117,692       1,171,249        209,002
 Distribution expenses                       783,336         125,408          382,128         259,892         89,667
 Shareholder servicing fee                   299,482          57,030          224,129         193,132         16,933
 Transfer agent and registrar
  fees                                       144,638          62,400          128,825         192,514         87,504
 Custodian fees                               89,696          74,576          103,114         317,870         71,035
 Shareholder reporting                        57,133          15,360           17,889          48,505          4,365
 Miscellaneous                                37,707          11,538           17,023          13,066          6,267
 Recordkeeping and pricing fees               20,555          18,464           16,918          41,433          2,290
 Professional fees                            15,401           4,378            9,546          11,259            312
 Registration and filing fees                 11,019          10,996           11,975          12,220         14,027
 Directors' fees                               3,960           1,259            1,980           3,240          1,045
 Insurance                                     2,088             562            6,807           1,948          1,551
 Interest and credit facility fee              1,412           7,507           14,067          22,786          4,674
 Organization expense                             --              --               --              --         15,409
                                       -------------    ------------    -------------    ------------    -----------
  Total expenses                           2,944,474         660,787        2,052,093       2,289,114        524,081
                                       -------------    ------------    -------------    ------------    -----------
 Less:
  Waived and reimbursed fees                      --          91,115               --         187,646         96,661
                                       -------------    ------------    -------------    ------------    -----------
  Net expenses                             2,944,474         569,672        2,052,093       2,101,468        427,420
                                       -------------    ------------    -------------    ------------    -----------
  Net investment loss                     (2,251,456)       (485,363)      (1,216,769)     (1,461,149)      (177,616)
                                       -------------    ------------    -------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments (net of foreign
   tax on the sale of Indian
   investments of $0, $0, $536,127,
   $2,217,389 and $0, respectively
   -- Note 2)                             12,055,922       3,186,860       30,390,067      21,071,176      4,004,272
  Foreign currency transactions             (384,274)       (197,027)        (666,597)       (333,811)       (37,679)
 Net change in unrealized
  appreciation (depreciation) of:
  Investments (net of change in
   estimated tax liability on Indian
   investments of $0, $0, $0,
   $1,294,392 and $0, respectively
   -- Note 2)                            129,790,432      23,171,809      125,659,339      36,919,041      4,345,294
  Translation of other assets,
   liabilities and forward
   contracts denominated in
   foreign currencies                          9,682          43,619           21,921         (14,943)       240,249
                                       -------------    ------------    -------------    ------------    -----------
 Net gain from investments and
  foreign currencies                     141,471,762      26,205,261      155,404,730      57,641,463      8,552,136
                                       -------------    ------------    -------------    ------------    -----------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $ 139,220,306    $ 25,719,898    $ 154,187,961    $ 56,180,314    $ 8,374,520
                                       =============    ============    =============    ============    ===========

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                             Government     Strategic
                                             Securities      Income      High Yield      High Yield   Money Market
                                             Income Fund      Fund          Fund           Fund II       Fund
                                             -----------      ----          ----           -------       ----
                                              Six Months     Six Months  Six Months      Six Months    Six Months
                                             December 31,   December 31, December 31,    December 31,  December 31,
                                                1999           1999         1999             1999         1999*
                                                ----           ----         ----             ----         -----
INVESTMENT INCOME:
 Dividends, net of foreign taxes             $        --    $  42,655    $      4,556    $     5,879    $     --
 Interest                                      1,229,107      571,201      21,966,521      4,283,793     180,467
 Other investment income                             800           --         110,009         84,840          --
                                             -----------    ---------    ------------    -----------    --------
  Total investment income                      1,229,907      613,856      22,081,086      4,374,512     180,467
                                             -----------    ---------    ------------    -----------    --------
EXPENSES:
 Investment management fees                       85,505       33,218       1,203,016        232,379          --
 Distribution expenses                            76,974       32,757       1,199,762        239,826      25,177
 Transfer agent and registrar fees                63,739       41,599         271,468         49,330       8,650
 Registration and filing fees                     29,512       11,144          59,666         10,689      29,527
 Shareholder servicing fee                        15,302       16,228         316,858         86,650         865
 Custodian fees                                   14,533        4,339          27,785         11,667       2,993
 Shareholder reporting                             9,963        4,543          85,522         13,033       3,633
 Professional fees                                 6,226        1,248          37,080          4,877       6,920
 Recordkeeping and pricing fees                    4,185        5,408          44,626          7,947          --
 Miscellaneous                                     1,671        4,128          14,770         11,603       8,733
 Directors' fees                                   1,304        1,261          20,520          3,960         346
 Insurance                                           948          229           9,000            937         346
 Interest and credit facility fee                    328          130          18,333          5,317          --
 Organization expenses                                --           --              --             --      78,548
 Administrative fee                                   --           --              --             --       8,387
                                             -----------    ---------    ------------    -----------    --------
  Total expenses                                 310,190      156,232       3,308,406        678,215     174,125
                                             -----------    ---------    ------------    -----------    --------
 Less:
  Waived and reimbursed fees                          --       62,580         270,624         54,172     101,689
  Earnings credits                                 1,003          208           3,580          2,492         225
                                             -----------    ---------    ------------    -----------    --------
  Net expenses                                   309,187       93,444       3,034,202        621,551      72,211
                                             -----------    ---------    ------------    -----------    --------
  Net investment income                          920,720      520,412      19,046,884      3,752,961     108,256
                                             -----------    ---------    ------------    -----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
  Investments                                   (684,289)    (633,114)    (17,061,749)    (3,013,286)         --
  Foreign currency transactions                       --           --              --             --          --
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                   (334,484)      75,528     (11,741,992)       291,900          --
  Translation of other assets, liabilities
   and forward contracts denominated in
   foreign currencies                                 --          534              --             --          --
                                             -----------    ---------    ------------    -----------    --------
 Net loss from investments and foreign
  currencies                                  (1,018,773)    (557,052)    (28,803,741)    (2,721,386)         --
                                             -----------    ---------    ------------    -----------    --------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 $   (98,053)   $ (36,640)   $ (9,756,857)   $ 1,031,575    $108,256
                                             ===========    =========    ============    ===========    ========

----------
*    Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                 Balanced Fund  Convertible Fund
                                                   Six Months      Six Months
                                                     Ended           Ended
                                                  December 31,     December 31,
                                                      1999            1999
INVESTMENT INCOME:
 Dividends, net of foreign taxes                    $196,157      $ 1,698,167
 Interest                                            701,211        2,549,836
 Other investment income                               8,975            8,559
                                                    --------      -----------
  Total investment income                            906,343        4,256,562
                                                    --------      -----------
EXPENSES:
 Investment management fees                          141,840        1,025,999
 Distribution expenses                               116,748          777,027
 Transfer agent and registrar fees                    55,851          146,378
 Shareholder servicing fee                            39,975          290,939
 Shareholder reporting                                 9,221           67,962
 Miscellaneous                                         7,477           36,342
 Registration and filing fees                          6,971           10,968
 Custodian fees                                        5,707           38,531
 Recordkeeping and pricing fees                        4,164           21,306
 Professional fees                                     2,353           18,207
 Directors' fees                                         720            4,761
 Insurance                                               525            2,636
 Interest and credit facility fee                        211            8,176
                                                    --------      -----------
  Total expenses                                     391,763        2,449,232
                                                    --------      -----------
 Less:
  Waived and reimbursed fees                          45,421               --
  Earnings credits                                       383           16,119
                                                    --------      -----------
  Net expenses                                       345,959        2,433,113
                                                    --------      -----------
  Net investment income                              560,384        1,823,449
                                                    --------      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain from:
  Investments                                        339,986       22,182,264
  Foreign currency transactions                           --               --
 Net change in unrealized appreciation of:
  Investments                                         25,730       60,745,085
  Translation of other assets, liabilities
   and forward contracts denominated in
   foreign currencies                                    687               --
                                                    --------      -----------
 Net gain from investments and foreign currencies    366,403       82,927,349
                                                    --------      -----------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $926,787      $84,750,798
                                                    ========      ===========

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               MagnaCap Fund                LargeCap Leaders Fund
                                        ----------------------------      --------------------------
                                         Six Months           Year         Six Months         Year
                                           Ended              Ended          Ended           Ended
                                        Dec. 31, 1999        June 30,     Dec. 31, 1999     June 30,
                                        (Unaudited)           1999         (Unaudited)        1999
                                        -----------           ----         -----------        ----
Increase (decrease) in net
 assets from operations:
Net investment income (loss)            $     228,983    $   1,122,179    $   (183,700)   $   (160,435)
Net realized gain (loss) from
 investments                               (3,059,907)      49,186,475       2,174,345       3,547,281
Net change in unrealized
 appreciation (depreciation)
 of investments                            12,313,998       17,754,811         384,417       1,974,289
                                        -------------    -------------    ------------    ------------
Net increase (decrease) in net
 assets from operations                     9,483,074       68,063,465       2,375,062       5,361,135
                                        -------------    -------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                              (1,050,366)        (714,666)             --              --
 Advisory and institutional classes                --               --              --              --
From net realized gains:
 Retail class                             (48,878,271)     (45,964,037)     (4,377,554)       (706,104)
 Advisory and institutional classes                --               --              --              --
                                        -------------    -------------    ------------    ------------
Total distributions                       (49,928,637)     (46,678,703)     (4,377,554)       (706,104)
                                        -------------    -------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares           92,860,623      272,199,176       6,846,987      16,009,174
Shares resulting from dividend
 reinvestments                             45,856,781       37,748,339       4,015,050         647,165
Cost of shares redeemed                  (119,076,470)    (270,865,970)     (7,238,835)    (11,675,377)
Redemption of Class I shares                      n/a              n/a             n/a             n/a
                                        -------------    -------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                        19,640,934       39,081,545       3,623,202       4,980,962
                                        -------------    -------------    ------------    ------------
Net increase (decrease) in net assets     (20,804,629)      60,466,307       1,620,710       9,635,993
                                        -------------    -------------    ------------    ------------
Net assets, beginning of period           501,687,465      441,221,158      38,380,395      28,744,402
                                        -------------    -------------    ------------    ------------
Net assets, end of period               $ 480,882,836    $ 501,687,465    $ 40,001,105    $ 38,380,395
                                        =============    =============    ============    ============
Undistributed net investment
 income (loss)                          $    (285,070)   $     536,313    $   (183,723)   $         --
                                        =============    =============    ============    ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

              LargeCap Growth Fund                      MidCap Value Fund
----------------------------------------------    -----------------------------
  Six Months      Three Months        Year         Six Months        Year
    Ended            Ended           Ended           Ended           Ended
 Dec. 31, 1999      June 30,        March 31,     Dec. 31, 1999     June 30,
 (Unaudited)          1999            1999         (Unaudited)        1999
 -----------          ----            ----         -----------        ----
$  (1,258,952)   $    (163,823)   $   (196,384)   $   (253,178)   $   (644,817)
    2,130,380        2,418,689       5,409,155         892,425         426,848
  119,317,768        6,320,924       9,499,395      (7,867,614)     (1,161,622)
-------------    -------------    ------------    ------------    ------------
  120,189,196        8,575,790      14,712,166      (7,228,367)     (1,379,591)
-------------    -------------    ------------    ------------    ------------
-------------    -------------    ------------    ------------    ------------
-------------    -------------    ------------    ------------    ------------
   (2,952,299)              --        (262,973)       (275,279)     (5,331,934)
     (132,325)              --         (41,543)             --              --
-------------    -------------    ------------    ------------    ------------
   (3,084,624)              --        (304,516)       (275,279)     (5,331,934)
-------------    -------------    ------------    ------------    ------------
  256,187,566       52,500,065      35,925,823       2,884,385      13,030,899
    2,520,992               --         292,849         249,426       4,471,463
  (28,877,614)      (3,028,700)    (11,532,699)    (17,476,797)    (31,686,611)
          n/a       (6,420,194)             --             n/a             n/a
-------------    -------------    ------------    ------------    ------------
  229,830,944       43,051,171      24,685,973     (14,342,986)    (14,184,249)
-------------    -------------    ------------    ------------    ------------
  346,935,516       51,626,961      39,093,623     (21,846,632)    (20,895,774)
-------------    -------------    ------------    ------------    ------------
  102,963,948       51,336,987      12,243,364      60,395,740      81,291,514
-------------    -------------    ------------    ------------    ------------
$ 449,899,464    $ 102,963,948    $ 51,336,987    $ 38,549,108    $ 60,395,740
=============    =============    ============    ============    ============
$  (1,258,524)   $          --    $   (225,010)   $   (253,178)   $         --
=============    =============    ============    ============    ============

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   MidCap Growth Fund
                                     ------------------------------------------------
                                      Six Months       Three Months          Year
                                        Ended             Ended             Ended
                                     Dec. 31, 1999       June 30,          March 31,
                                      (Unaudited)          1999              1999
                                      -----------          ----              ----
Increase (decrease) in net assets
 from operations:
Net investment income (loss)        $  (2,568,089)   $  (1,221,010)   $    (4,514,125)
Net realized gain from
 investments                           22,451,411       37,699,336         47,761,620
Net change in unrealized
 appreciation (depreciation) of
 investments                          146,205,625      (14,395,996)         8,536,297
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets from operations               166,088,947       22,082,330         51,783,792
                                    -------------    -------------    ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                  --               --                 --
 Advisory and institutional
  classes                                      --               --                 --
From net realized gains:
 Retail class                         (85,719,063)              --        (17,157,024)
 Advisory and institutional
  classes                              (2,674,725)              --         (6,615,537)
                                    -------------    -------------    ---------------
Total distributions                   (88,393,788)              --        (23,772,561)
                                    -------------    -------------    ---------------
Capital Share Transactions:
Net proceeds from sale of shares       63,746,696       14,162,841        158,133,048
Shares resulting from dividend
 reinvestments                         78,989,743               --         12,306,426
Cost of shares redeemed               (69,680,686)     (21,991,325)      (249,866,820)
Redemption of Class I shares                  n/a     (168,592,944)                --
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                    73,055,753     (176,421,428)       (79,427,346)
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets                               150,750,912     (154,339,098)       (51,416,115)
                                    -------------    -------------    ---------------
Net assets, beginning of period       280,135,385      434,474,483        485,890,598
                                    -------------    -------------    ---------------
Net assets, end of period           $ 430,886,297    $ 280,135,385    $   434,474,483
                                    =============    =============    ===============
Undistributed net investment
 income (loss)                      $  (2,561,964)   $          --    $   (21,862,409)
                                    =============    =============    ===============


                                                   SmallCap Growth Fund
                                     ------------------------------------------------
                                      Six Months       Three Months          Year
                                        Ended             Ended             Ended
                                     Dec. 31, 1999       June 30,          March 31,
                                      (Unaudited)          1999              1999
                                      -----------          ----              ----
Increase (decrease) in net assets
 from operations:
Net investment income (loss)        $  (2,952,208)   $  (1,566,497)   $    (7,200,570)
Net realized gain from
 investments                           57,341,218       67,438,450         86,043,833
Net change in unrealized
 appreciation (depreciation) of
 investments                          105,716,659      (18,557,187)       (93,770,559)
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets from operations               160,105,669       47,314,766        (14,927,296)
                                    -------------    -------------    ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                  --               --                 --
 Advisory and institutional
  classes                                      --               --                 --
From net realized gains:
 Retail class                        (153,336,602)              --        (43,179,861)
 Advisory and institutional
  classes                              (5,061,980)              --        (10,999,123)
                                    -------------    -------------    ---------------
Total distributions                  (158,398,582)              --        (54,178,984)
                                    -------------    -------------    ---------------
Capital Share Transactions:
Net proceeds from sale of shares       78,093,569       17,931,971        972,155,767
Shares resulting from dividend
 reinvestments                        136,804,915               --         42,870,637
Cost of shares redeemed               (82,840,952)     (33,776,345)    (1,191,789,767)
Redemption of Class I shares                  n/a     (221,318,827)               n/a
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                   132,057,532     (237,163,201)      (176,763,363)
                                    -------------    -------------    ---------------
Net increase (decrease) in net
 assets                               133,764,619     (189,848,435)      (245,869,643)
                                    -------------    -------------    ---------------
Net assets, beginning of period       316,572,722      506,421,157        752,290,800
                                    -------------    -------------    ---------------
Net assets, end of period           $ 450,337,341    $ 316,572,722    $   506,421,157
                                    =============    =============    ===============
Undistributed net investment
 income (loss)                      $  (2,946,828)   $          --    $   (36,692,610)
                                    =============    =============    ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

     Bank and Thrift Fund
-------------------------------
  Six Months          Year
    Ended            Ended
 Dec. 31, 1999      June 30,
 (Unaudited)          1999
 -----------          ----
$   2,477,148    $   6,195,132
   15,257,682       86,792,727
 (138,785,947)    (179,566,903)
-------------    -------------
 (121,051,117)     (86,579,044)
-------------    -------------
   (3,904,766)      (4,375,894)
-------------    -------------
  (70,854,727)     (19,782,011)
-------------    -------------
-------------    -------------
  (74,759,493)     (24,157,905)
-------------    -------------
   32,346,555      306,625,647
   58,397,188       15,433,927
 (175,247,341)    (374,806,089)
          n/a              n/a
-------------    -------------
  (84,503,598)     (52,746,515)
-------------    -------------
 (280,314,208)    (163,483,464)
-------------    -------------
  745,624,955      909,108,419
-------------    -------------
$ 465,310,747    $ 745,624,955
=============    =============
$   1,883,755    $   3,311,373
=============    =============

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Worldwide Growth Fund
                                             ------------------------------------------------
                                               Six Months      Three Months         Year
                                                 Ended            Ended             Ended
                                             Dec. 31, 1999       June 30,         March 31,
                                              (Unaudited)          1999             1998
                                              -----------          ----             ----
Increase (decrease) in net
 assets from operations:
Net investment income (loss)                 $  (2,251,456)   $    (238,891)   $  (1,461,258)
Net realized gain (loss)
 from investment and foreign
 currency transactions (net of
 foreign tax on the sale of Indian
 investments -- Note 2)                         11,671,648        4,825,170       34,449,340
Net change in unrealized
 appreciation of investments and
 translation of other assets,
 liabilities and forward contracts
 denominated in foreign currencies
 (net of estimated tax liability on
 Indian investments -- Note 2)                 129,800,114       20,367,556       12,614,021
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 from operations                               139,220,306       24,953,835       45,602,103
                                             -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                           --               --         (136,708)
 Advisory and institutional classes                     --               --         (337,084)
From net realized gains:
 Retail class                                  (34,182,894)              --      (20,785,812)
 Advisory and institutional classes             (3,489,639)              --         (483,831)
                                             -------------    -------------    -------------
Total distributions                            (37,672,533)              --      (21,743,435)
                                             -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares               180,134,322       53,831,659      242,170,764
Shares resulting from dividend
 reinvestments                                  33,052,950               --        5,494,245
Cost of shares redeemed                        (69,026,984)     (25,822,612)    (168,874,579)
Redemption of Class I shares                           n/a      (80,662,778)              --
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     144,160,288      (52,653,731)      78,790,430
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          245,708,061      (27,699,896)     102,649,098
                                             -------------    -------------    -------------
Net assets, beginning of period                220,302,784      248,002,680      145,353,582
                                             -------------    -------------    -------------
Net assets, end of period                    $ 466,010,845    $ 220,302,784    $ 248,002,680
                                             =============    =============    =============
Undistributed net investment income (loss)   $  (2,245,389)   $          --    $  (7,189,744)
                                             =============    =============    =============

                                                     International Core Growth Fund
                                             -----------------------------------------------
                                              Six Months      Three Months        Year
                                                Ended            Ended            Ended
                                             Dec. 31, 1999      June 30,         March 31,
                                              (Unaudited)         1999             1999
                                              -----------         ----             ----
Increase (decrease) in net
 assets from operations:
Net investment income (loss)                 $   (485,363)   $      69,633    $    (310,557)
Net realized gain (loss) from
 investment and foreign currency
 transactions (net of foreign
 tax on the sale of Indian
 investments -- Note 2)                         2,989,833        3,913,039         (528,900)
Net change in unrealized
 appreciation of investments and
 translation of other assets,
 liabilities and forward contract
 denominated in foreign currencies
 (net of estimated tax liability on
 Indian investments -- Note 2)                 23,215,428        4,018,188       13,512,294
                                             ------------    -------------    -------------
Net increase (decrease) in net assets
 from operations                               25,719,898        8,000,860       12,672,837
                                             ------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                          --               --         (205,129)
 Advisory and institutional classes                    --               --          (29,622)
From net realized gains:
 Retail class                                  (2,344,213)              --         (155,723)
 Advisory and institutional classes              (593,453)              --          (13,021)
                                             ------------    -------------    -------------
Total distributions                            (2,937,666)              --         (403,495)
                                             ------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares               49,618,685       35,644,077      173,884,589
Shares resulting from dividend
 reinvestments                                  2,747,513               --          228,203
Cost of shares redeemed                       (44,977,289)     (47,242,674)     (82,311,581)
Redemption of Class I shares                          n/a     (112,851,333)              --
                                             ------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                             7,388,909     (124,449,930)      91,801,211
                                             ------------    -------------    -------------
Net increase (decrease) in net assets          30,171,141     (116,449,070)     104,070,553
                                             ------------    -------------    -------------
Net assets, beginning of period                45,768,532      162,217,602       58,147,049
                                             ------------    -------------    -------------
Net assets, end of period                    $ 75,939,673    $  45,768,532    $ 162,217,602
                                             ============    =============    =============
Undistributed net investment income (loss)   $   (417,370)   $      69,633    $    (647,924)
                                             ============    =============    =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

       International SmallCap Growth Fund                      Emerging Countries Fund
------------------------------------------------  -------------------------------------------------
  Six Months       Three Months        Year          Six Months      Three Months        Year
    Ended             Ended           Ended            Ended            Ended           Ended
 Dec. 31, 1999       June 30,        March 31,     Dec. 31, 1999       June 30,        March 31,
 (Unaudited)          1999             1999         (Unaudited)          1999            1999
 -----------          ----             ----         -----------          ----            ----
$  (1,216,769)   $    (217,461)   $    (725,193)   $  (1,461,149)   $     (30,573)   $    (444,466)
   29,723,470        5,331,912        8,225,524       20,737,365       11,238,884      (83,823,307)
  125,681,260       11,694,205       14,357,916       36,904,098       51,126,351       10,517,870
-------------    -------------    -------------    -------------    -------------    -------------
  154,187,961       16,808,656       21,858,247       56,180,314       62,334,662      (73,749,903)
-------------    -------------    -------------    -------------    -------------    -------------
           --               --               --               --               --         (105,494)
           --               --          (76,552)              --               --         (676,244)
  (11,790,032)              --       (2,163,953)              --               --         (685,405)
   (5,303,390)              --       (1,836,179)              --               --         (431,659)
-------------    -------------    -------------    -------------    -------------    -------------
  (17,093,422)              --       (4,076,684)              --               --       (1,898,802)
-------------    -------------    -------------    -------------    -------------    -------------
  281,218,070       48,190,262      194,823,908       57,531,374       38,136,033      234,887,012
   15,794,503               --        3,425,742               --               --        1,499,434
 (117,960,880)     (30,396,046)    (142,304,879)     (62,382,619)     (31,982,656)    (160,102,083)
          n/a      (73,163,306)              --              n/a     (167,510,018)              --
-------------    -------------    -------------    -------------    -------------    -------------
  179,051,693      (55,369,090)      55,944,771       (4,851,245)    (161,356,641)      76,284,363
-------------    -------------    -------------    -------------    -------------    -------------
  316,146,232      (38,560,434)      73,726,334       51,329,069      (99,021,979)         635,658
-------------    -------------    -------------    -------------    -------------    -------------
  118,056,357      156,616,791       82,890,457      183,184,199      282,206,178      281,570,520
-------------    -------------    -------------    -------------    -------------    -------------
$ 434,202,589    $ 118,056,357    $ 156,616,791    $ 234,513,268    $ 183,184,199    $ 282,206,178
=============    =============    =============    =============    =============    =============
$  (1,216,494)   $          --    $  (1,982,021)   $  (1,461,149)   $          --    $  (2,164,624)
=============    =============    =============    =============    =============    =============

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           Asia-Pacific Equity Fund
                                        ------------------------------
                                          Six Months           Year
                                            Ended             Ended
                                        Dec. 31, 1999        June 30,
                                         (Unaudited)           1999
                                         -----------           ----
Increase (decrease) in net
 assets from operations:
Net investment loss                     $   (177,616)   $     (83,355)
Net realized gain (loss)
 from investment and foreign
 currency transactions                     3,966,593       (6,670,421)
Net change in unrealized
 appreciation of investments
 and translation of other
 assets, liabilities and
 forward contracts denominated
 in foreign currencies                     4,585,543       20,223,587
                                        ------------    -------------
Net increase in net assets
 from operations                           8,374,520       13,469,811
                                        ------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                     --               --
 Advisory and institutional
  classes                                         --              n/a
From net realized gains:
 Retail class                                     --               --
 Advisory and institutional
  classes                                         --              n/a
                                        ------------    -------------
Total distributions                               --               --
                                        ------------    -------------
Capital Share Transactions:
Net proceeds from sale of
 shares                                   51,914,161      137,827,549
Shares resulting from dividend
 reinvestments                                    --               --
Cost of shares redeemed                  (51,193,069)    (143,882,119)
Redemption of Class I shares                     n/a              n/a
                                        ------------    -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                          721,092       (6,054,570)
                                        ------------    -------------
Net increase in net assets                 9,095,612        7,415,241
                                        ------------    -------------
Net assets, beginning of period           32,560,537       25,145,296
                                        ------------    -------------
Net assets, end of period               $ 41,656,149    $  32,560,537
                                        ============    =============
Overdistributed net investment income   $   (177,616)   $          --
                                        ============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Government Securities Income Fund
                                               ---------------------------------
                                                    Six Months          Year
                                                      Ended            Ended
                                                  Dec. 31, 1999       June 30,
                                                   (Unaudited)          1999
                                                   -----------          ----
Increase (decrease) in net
 assets from operations:
Net investment income                              $    920,720    $  2,202,024
Net realized gain (loss) from
 investment and foreign currency
 transactions                                          (684,289)       (852,058)
Net change in unrealized appreciation
 (depreciation) of investments
 and translation of other assets,
 liabilities and forward contracts
 denominated in foreign currencies                     (334,484)       (887,365)
                                                   ------------    ------------
Net increase (decrease) in net
 assets from operations                                 (98,053)        462,601
                                                   ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (1,002,286)     (2,211,069)
 Advisory and institutional classes                          --              --
From net realized gains:
 Retail class                                                --              --
 Advisory and institutional classes                          --              --
                                                   ------------    ------------
Total distributions                                  (1,002,286)     (2,211,069)
                                                   ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                     17,579,508      54,413,622
Net proceeds from shares issued
 in merger                                                  n/a             n/a
Shares resulting from dividend
 reinvestmests                                          474,383       1,167,365
Cost of shares redeemed                             (18,634,159)    (46,715,437)
Redemption of Class I shares                                n/a             n/a
                                                   ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                                    (580,268)      8,865,550
                                                   ------------    ------------
Net increase (decrease) in net assets                (1,680,607)      7,117,082
                                                   ------------    ------------
Net assets, beginning of period                      34,242,820      27,125,738
                                                   ------------    ------------
Net capital share transactions                     $ 32,562,213    $ 34,242,820
                                                   ============    ============
Undistributed net investment income (loss)         $    (81,566)   $         --
                                                   ============    ============


                                                         Strategic Income Fund
                                            ---------------------------------------------
                                               Six Months      Three Months      Year
                                                  Ended           Ended          Ended
                                              Dec. 31, 1999      June 30,       March 31,
                                               (Unaudited)         1999           1999
                                               -----------         ----           ----
Increase (decrease) in net
 assets from operations:
Net investment income                        $    520,412    $    388,563    $  1,615,239
Net realized gain (loss)
 from investment and foreign
 currency transactions                           (633,114)       (459,604)        330,860
Net change in unrealized
 appreciation (depreciation)
 of investments and translation
 of other assets, liabilities
 and forward contracts
 denominated in foreign currencies                 76,062         (72,404)       (372,395)
                                             ------------    ------------    ------------
Net increase (decrease) in net
 assets from operations                           (36,640)       (143,445)      1,573,704
                                             ------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                    (502,294)       (187,766)       (621,335)
 Advisory and institutional classes                (6,586)       (121,982)       (934,712)
From net realized gains:
 Retail class                                          --              --        (151,772)
 Advisory and institutional classes                    --              --        (442,876)
                                             ------------    ------------    ------------
Total distributions                              (508,880)       (309,748)     (2,150,695)
                                             ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                5,598,746      24,148,535      30,254,792
Net proceeds from shares issued
 in merger                                            n/a             n/a      10,271,727
Shares resulting from dividend
 reinvestmests                                    262,621         108,053       1,714,149
Cost of shares redeemed                        (9,432,990)    (25,920,629)    (20,857,342)
Redemption of Class I shares                          n/a     (17,917,765)            n/a
                                             ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                            (3,571,623)    (19,581,806)     21,383,326
                                             ------------    ------------    ------------
Net increase (decrease) in net assets          (4,117,143)    (20,034,999)     20,806,335
                                             ------------    ------------    ------------
Net assets, beginning of period                16,530,324      36,565,323      15,758,988
                                             ------------    ------------    ------------
Net capital share transactions               $ 12,413,181    $ 16,530,324    $ 36,565,323
                                             ============    ============    ============
Undistributed net investment income (loss)   $    149,553    $    138,021    $     59,206
                                             ============    ============    ============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        High Yield Fund
                                                ------------------------------
                                                 Six Months          Year
                                                   Ended            Ended
                                                Dec. 31, 1999       June 30,
                                                 (Unaudited)         1999
                                                 -----------         ----
Increase (decrease) in net
 assets from operations:
Net investment income                           $  19,046,884    $  32,082,228
Net realized loss from
 investment and foreign
 currency transactions                            (17,061,749)     (39,880,708)
Net change in unrealized
 appreciation (depreciation)
 of investments and translation
 of other assets, liabilities
 and forward contracts
 denominated in foreign currencies                (11,741,992)      (9,008,796)
                                                -------------    -------------
Net increase (decrease) in net
 assets from operations                            (9,756,857)     (16,807,276)
                                                -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                     (20,000,833)     (33,382,295)
 Advisory and institutional
  classes                                                  (2)              --
Tax return of capital
 Retail class                                              --         (604,370)
 Advisory and institutional
  classes                                                  --               --
                                                -------------    -------------
Total distributions                               (20,000,835)     (33,986,665)
                                                -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                   76,584,151      338,787,788
Net proceeds from shares issued
 in merger                                                n/a              n/a
Shares resulting from dividend
 reinvestments                                      7,958,487       15,394,375
Cost of shares redeemed                           (97,091,886)    (162,095,950)
Redemption of Class I shares                              n/a              n/a
                                                -------------    -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                               (12,549,248)     192,086,213
                                                -------------    -------------
Net increase (decrease) in
 net assets                                       (42,306,940)     141,292,272
                                                -------------    -------------
Net assets, beginning of period                   417,803,960      276,511,688
                                                -------------    -------------
Net capital share transactions                  $ 375,497,020    $ 417,803,960
                                                =============    =============
Undistributed net investment
 income (loss)                                  $    (953,951)   $          --
                                                =============    =============



                                                           High Yield Fund II
                                             ----------------------------------------------
                                               Six Months    Three Months        Year
                                                 Ended          Ended           Ended
                                             Dec. 31, 1999     June 30,        March 31,
                                              (Unaudited)        1999            1999
                                              -----------        ----            ----
Increase (decrease) in net
 assets from operations:
Net investment income                        $  3,752,961    $  2,117,917    $   7,088,233
Net realized loss from
 investment and foreign
 currency transactions                         (3,013,286)     (1,651,059)      (2,958,000)
Net change in unrealized
 appreciation (depreciation)
 of investments and translation
 of other assets, liabilities
 and forward contracts
 denominated in foreign currencies                291,900       1,222,666       (2,908,667)
                                             ------------    ------------    -------------
Net increase (decrease) in net
 assets from operations                         1,031,575       1,689,524        1,221,566
                                             ------------    ------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                  (3,548,741)     (1,816,752)      (6,010,027)
 Advisory and institutional classes              (224,262)       (243,368)      (1,342,628)
Tax return of capital
 Retail class                                          --              --               --
 Advisory and institutional classes                    --              --               --
                                             ------------    ------------    -------------
Total distributions                            (3,773,003)     (2,060,120)      (7,352,655)
                                             ------------    ------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares               21,355,286       5,060,774      103,808,906
Net proceeds from shares issued
 in merger                                            n/a             n/a              n/a
Shares resulting from dividend
 reinvestments                                  1,501,404         636,667        3,545,605
Cost of shares redeemed                       (23,628,556)    (12,563,115)     (31,561,090)
Redemption of Class I shares                          n/a     (11,636,641)              --
                                             ------------    ------------    -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                              (771,866)    (18,502,315)      75,793,421
                                             ------------    ------------    -------------
Net increase (decrease) in net assets          (3,513,294)    (18,872,911)      69,662,332
                                             ------------    ------------    -------------
Net assets, beginning of period                80,524,199      99,397,110       29,734,778
                                             ------------    ------------    -------------
Net capital share transactions               $ 77,010,905    $ 80,524,199    $  99,397,110
                                             ============    ============    =============
Undistributed net investment income (loss)   $   (213,962)   $   (193,920)   $    (251,717)
                                             ============    ============    =============

                                                       Money Market Fund
                                                       -----------------
                                                            Period*
                                                             Ended
                                                          Dec. 31, 1999
                                                           (Unaudited)
                                                           -----------
Increase (decrease) in net assets from
 operations:
Net investment income                                      $    108,256
Net realized loss from investment and
 foreign currency transactions                                       --
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies                         --
                                                           ------------
Net increase (decrease) in net assets from
 operations                                                     108,256
                                                           ------------
Distributions to shareholders:
From net investment income:
 Retail class                                                  (108,256)
 Advisory and institutional classes                                  --
Tax return of capital
 Retail class                                                        --
 Advisory and institutional classes                                  --
                                                           ------------
Total distributions                                            (108,256)
                                                           ------------
Capital Share Transactions:
Net proceeds from sale of shares                             51,798,028
Net proceeds from shares issued in merger                           n/a
Shares resulting from dividend reinvestments                     42,285
Cost of shares redeemed                                     (32,023,970)
Redemption of Class I shares                                        n/a
                                                           ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                             19,816,343
                                                           ------------
Net increase (decrease) in net assets                        19,816,343
                                                           ------------
Net assets, beginning of period                                      --
                                                           ------------
Net capital share transactions                             $ 19,816,343
                                                           ============
Undistributed net investment income (loss)                           --
                                                           ============

----------

*    Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Balanced Fund
                                   --------------------------------------------
                                    Six Months      Three Months     Year
                                       Ended           Ended         Ended
                                   Dec. 31, 1999      June 30,      March 31,
                                    (Unaudited)         1999          1999
                                    -----------         ----          ----
Increase (decrease) in net
 assets from operations:
Net investment income              $    560,384    $    149,349    $    568,429
Net realized gain from
 investment and foreign
 currency transactions                  339,986       4,490,910       3,763,578
Net change in unrealized
 appreciation (depreciation)
 of investments and translation
 of other assets, liabilities
 and forward contracts
 denominated in foreign
 currencies                              26,417      (4,167,142)      1,187,390
                                   ------------    ------------    ------------
Net increase in net assets
 from operations                        926,787         473,117       5,519,397
                                   ------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                          (788,649)        (96,590)       (606,434)
 Advisory and institutional
  classes                                (4,652)           (798)        (29,342)
From net realized gains:
 Retail class                        (7,318,123)             --      (5,988,621)
 Advisory and institutional
  classes                               (37,408)             --        (133,020)
                                   ------------    ------------    ------------
Total distributions                  (8,148,832)        (97,388)     (6,757,417)
                                   ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares      4,830,273       2,993,582      12,882,116
Shares resulting from dividend
 reinvestments                        6,970,005          41,034       5,548,500
Cost of shares redeemed              (5,327,455)     (2,512,012)    (12,665,619)
Redemption of Class I shares                n/a             n/a             n/a
                                   ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                   6,472,823         522,604       5,764,997
                                   ------------    ------------    ------------
Net increase (decrease) in net
 assets                                (749,222)        898,333       4,526,977
                                   ------------    ------------    ------------
Net assets, beginning of period      38,296,244      37,397,911      32,870,934
                                   ------------    ------------    ------------
Net assets, end of period          $ 37,547,022    $ 38,296,244    $ 37,397,911
                                   ============    ============    ============
Undistributed net investment
 income (loss)                     $   (248,930)   $    (16,013)   $    (67,974)
                                   ============    ============    ============


                                                 Convertible Fund
                                  ---------------------------------------------
                                   Six Months      Three Months     Year
                                      Ended           Ended         Ended
                                  Dec. 31, 1999      June 30,      March 31,
                                   (Unaudited)         1999          1999
                                   -----------         ----          ----
Increase (decrease) in net
 assets from operations:
Net investment income             $   1,823,449   $   1,054,881   $   5,162,409
Net realized gain from
 investment and foreign
 currency transactions               22,182,264      13,167,798      25,455,864
Net change in unrealized
 appreciation (depreciation)
 of investments and translation
 of other assets, liabilities
 and forward contracts
 denominated in foreign
 currencies                          60,745,085       3,889,849      19,262,427
                                  -------------   -------------   -------------
Net increase in net assets
 from operations                     84,750,798      18,112,528      49,880,700
                                  -------------   -------------   -------------
Distributions to shareholders:
From net investment income:
 Retail class                       (1,536,909}        (742,927)     (2,822,214)
 Advisory and institutional
  classes                              (205,044)        (88,744)     (2,357,057)
From net realized gains:
 Retail class                       (38,767,375)             --      (3,158,579)
 Advisory and institutional
  classes                            (3,361,907)             --        (915,964)
                                  -------------   -------------   -------------
Total distributions                 (43,871,235)       (831,671)     (9,253,814)
                                  -------------   -------------   -------------
Capital Share Transactions:
Net proceeds from sale of shares     65,358,045      28,114,039      83,841,725
Shares resulting from dividend
 reinvestments                       37,665,804         465,422       6,950,787
Cost of shares redeemed             (40,307,820)    (13,251,963)    (66,351,226)
Redemption of Class I shares                n/a     (91,378,691)             --
                                  -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  62,716,029     (76,051,193)     24,441,286
                                  -------------   -------------   -------------
Net increase (decrease) in net
 assets                             103,595,592     (58,770,336)     65,068,172
                                  -------------   -------------   -------------
Net assets, beginning of period     259,037,310     317,807,646     252,739,474
                                  -------------   -------------   -------------
Net assets, end of period         $ 362,632,902   $ 259,037,310   $ 317,807,646
                                  =============   =============   =============
Undistributed net investment
 income (loss)                    $     276,833   $     195,337   $     (27,873)
                                  =============   =============   =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM MAGNACAP FUND                                                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Class A
                             -------------------------------------------------------------------
                                    Six
                                   months
                                   ended                     Year ended June 30,
                               Dec. 31, 1999   -------------------------------------------------
                                (unaudited)    1999      1998       1997       1996      1995(1)
                                -----------    ----      ----       ----       ----      -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period         $     17.69      17.07      15.92      16.69      14.03      12.36
Income from investment
 operations:
Net investment income
 (loss)                      $      0.02       0.07       0.04       0.10       0.09       0.12
Net realized and
 unrealized gains on
 investments                 $      0.39       2.37       3.02       4.16       2.87       2.29
Total from investment
 operations                  $      0.41       2.44       3.06       4.26       2.96       2.41
Less distributions from:
Net investment income        $      0.05       0.04       0.06       0.12       0.06       0.14
Net realized gains on
 investments                 $      1.79       1.78       1.85       4.91       0.24       0.60
Net asset value, end
 of period                   $     16.26      17.69      17.07      15.92      16.69      14.03
Total Return(3):             %      2.28      15.93      20.53      30.82      21.31      20.61
Ratios/Supplemental
 Data:
Net assets, end of period
 (000's)                     $   343,628    368,508    348,759    290,355    235,393    211,330
Ratios to average net
 assets:
Expenses(4)                  %      1.44       1.35       1.37       1.46       1.68       1.59
Net investment income
 (loss)(4)                   %      0.27       0.41       0.29       0.64       0.54       0.98
Portfolio turnover rate      %        15         48         53         77         15          6


                                                       Class B
                              --------------------------------------------------------
                                   Six
                                  months                                     July 17,
                                  ended         Year ended June 30,         1995(2) to
                              Dec. 31, 1999   --------------------------     June 30,
                               (unaudited)    1999       1998       1997       1996
                               -----------    ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $      17.36      16.86      15.81      16.59      14.22
Income from investment
 operations:
Net investment income
 (loss)                     $      (0.03)     (0.04)     (0.04)        --       0.06
Net realized and
 unrealized gains on
 investments                $       0.37       2.32       2.97       4.13       2.61
Total from investment
 operations                 $       0.34       2.28       2.93       4.13       2.67
Less distributions from:
Net investment income       $         --         --       0.03         --       0.06
Net realized gains on
 investments                $       1.79       1.78       1.85       4.91       0.24
Net asset value, end of
 period                     $      15.91      17.36      16.86      15.81      16.59
Total Return(3):            %       1.90      15.12      19.76      29.92      18.98
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                         109,428    116,227     77,787     37,427     10,509
Ratios to average net       $
 assets:
Expenses(4)                         2.14       2.05       2.07       2.16       2.38
Net investment income       %
 (loss)(4)                         (0.42)     (0.29)     (0.41)     (0.04)      0.07
Portfolio turnover rate     %         15         48         53         77         15
                            %


                                                        Class C
                                              ----------------------------
                                                    Six
                                                   months           June 1,
                                                   ended          1999(2) to
                                               Dec. 31, 1999       June 30,
                                                 (unaudited)         1999
                                                 -----------         ----
Per Share Operating Performance:
 Net asset value, beginning of period     $           17.37          16.69
Income from investment operations:
 Net investment income (loss)             $           (0.08)            --
Net realized and unrealized gains on
investments                               $            0.41           0.68
 Total from investment operations         $            0.33           0.68
Less distributions from:
Net investment income                     $              --             --
 Net realized gains on investments        $            1.79             --
Net asset value, end of period            $           15.91          17.37
 Total Return(3):                         %            1.84           4.07
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $           2,684            601
Ratios to average net assets:
 Expenses(4)                              %            2.14           1.12
Net investment income (loss)(4)           %           (0.42)          0.42
 Portfolio turnover rate                  %              15             48


                                                 Class M
                         -------------------------------------------------------
                             Six
                            months                                    July 17,
                            ended          Year ended June 30,       1995(2) to
                         Dec. 31, 1999  --------------------------    June 30,
                          (unaudited)   1999       1998       1997       1996
                          -----------   ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $   17.51      16.95      15.87      16.63      14.22
Income from investment
 operations:
Net investment income
 (loss)                   $   (0.01)     (0.01)        --       0.02       0.08
Net realized and
 unrealized gains on
 investments              $    0.37       2.35       2.98       4.16       2.63
Total from investment
 operations               $    0.36       2.34       2.98       4.18       2.71
Less distributions from:
Net investment income     $    0.01         --       0.05       0.03       0.06
Net realized gains on
 investments              $    1.79       1.78       1.85       4.91       0.24
Net asset value, end of
 period                   $   16.07      17.51      16.95      15.87      16.63
Total Return(3):          %    2.02      15.41      20.00      30.26      19.26
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $   15,146     16,351     14,675      6,748      1,961
Ratios to average net
 assets:
Expenses(4)               %    1.89       1.80       1.82       1.91       2.13
Net investment income
 (loss)(4)                %   (0.18)     (0.04)     (0.16)      0.22       0.32
Portfolio turnover rate   %      15         48         53         77         15

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

Financial
Highlights                                         PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A
                                   ---------------------------------------------------------------
                                   Six months
                                     ended                                              Ten months
                                    Dec. 31,              Year ended June 30,              ended
                                     1999           ------------------------------        June 30,
                                  (unaudited)       1999        1998(2)       1997        1996(1)
                                  -----------       ----        -------       ----        -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period          $      17.35          14.70         14.17        11.77        10.00
Income from investment
 operations:
Net investment income
 (loss)                       $      (0.04)            --          0.01         0.06         0.07
Net realized and
 unrealized gains on
 investments                  $       1.12           3.00          2.30         2.63         1.87
Total from investment
 operations                   $       1.08           3.00          2.31         2.69         1.94
Less distributions from:
Net investment income         $         --            --            --          0.05         0.08
Net realized gains on
 investments                  $       2.00           0.35          1.78         0.24         0.09
Net asset value, end of
 period                       $      16.43          17.35         14.70        14.17        11.77
Total Return(4):              %       6.62          20.66         17.71        23.24        19.56
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                      $       9,305         8,506         7,606        8,961        2,530
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)     %        1.75          1.75          1.75         1.75         1.75
Gross expenses prior to
 expense reimbursement(5)     %        1.80          1.98          2.28         2.33         5.44
Net investment income
 (loss) after expense
 reimbursement(5)             %       (0.42)        (0.04)         0.03         0.41         0.65
Portfolio turnover rate       %          10            87            78           86           59

                                                  Class B
                             ---------------------------------------------------
                              Six months
                                ended                                 Ten months
                               Dec. 31,       Year ended June 30,       ended
                                1999       ------------------------    June 30,
                             (unaudited)   1999     1998(2)    1997     1996(1)
                             -----------   ----     -------    ----     -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $     16.90      14.44     14.04     11.71    10.00
Income from investment
 operations:
Net investment income
 (loss)                    $     (0.07)     (0.09)    (0.10)    (0.02)    0.06
Net realized and
 unrealized gains on
 investments               $      1.07       2.90      2.28      2.59     1.81
Total from investment
 operations                $      1.00       2.81      2.18      2.57     1.87
Less distributions from:
Net investment income      $        --         --        --        --     0.07
Net realized gains on
 investments               $      2.00       0.35      1.78      0.24     0.09
Net asset value, end of
 period                    $     15.90      16.90     14.44     14.04    11.71
Total Return(4):           %      6.31      19.71     16.91     22.23    18.85
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $    24,748     24,213    15,605    13,611    1,424
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)  %      2.50       2.50      2.50      2.50     2.50
Gross expenses prior to
 expense reimbursement(5)  %      2.55       2.73      3.03      3.08     5.79
Net investment income
 (loss) after
expense reimbursement(5)   %    (1.17)     (0.79)     (0.72)     (0.35)  (0.25)
Portfolio turnover rate    %       10         87         78         86      59


                                                               Class C
                                                     --------------------------
                                                      Six months
                                                        ended        June 17,
                                                       Dec. 31,     1999(3) to
                                                         1999        June 30,
                                                     (unaudited)       1999
                                                     -----------       ----
Per Share Operating Performance:
 Net asset value, beginning of period            $       16.92        16.54
Income from investment operations:
 Net investment income (loss)                    $       (0.03)          --
Net realized and unrealized gains on
investments                                      $        1.02         0.38
 Total from investment operations                $        0.99         0.38
Less distributions from:
Net investment income                            $          --           --
 Net realized gains on investments               $        2.00           --
Net asset value, end of period                   $       15.91        16.92
 Total Return(4):                                %        6.24         2.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)               $         353           --
Ratios to average net assets:
 Net expenses after expense reimbursement(5)     %        2.50           --
Gross expenses prior to expense
reimbursement(5)                                 %        2.55           --
 Net investment income (loss) after expense
reimbursement(5)                                 %       (1.17)          --
Portfolio turnover rate                          %          10           87


                                                  Class M
                              --------------------------------------------------
                               Six months
                                 ended                                Ten months
                                Dec. 31,      Year ended June 30,       ended
                                  1999     ------------------------    June 30,
                              (unaudited)  1999     1998(2)    1997     1996(1)
                              -----------  ----     -------    ----     -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $      17.08     14.55     14.10     11.73     10.00
Income from investment
 operations:
Net investment income
 (loss)                    $      (0.07)    (0.09)    (0.07)    --         0.06
Net realized and
 unrealized gains on
 investments               $       1.08      2.97      2.30      2.62      1.83
Total from investment
 operations                $       1.01      2.88      2.23      2.62      1.89
Less distributions from:
Net investment income      $      --        --        --         0.01      0.07
Net realized gains on
 investments               $       2.00      0.35      1.78      0.24      0.09
Net asset value, end of
 period                    $      16.09     17.08     14.55     14.10     11.73
Total Return(4):           %       6.30     20.04     17.20     22.58     19.06
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $      5,594     5,661     5,533     4,719     1,240
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)  %       2.25      2.25      2.25      2.25      2.25
Gross expenses prior to
 expense reimbursement(5)  %       2.30      2.48      2.78      2.83      5.90
Net investment income
 (loss) after expense
 reimbursement(5)          %      (0.92)    (0.54)    (0.47)    (0.10)     0.06
Portfolio turnover rate    %         10        87        78        86        59

----------
(1)  The Fund commenced options on September 1, 1995.

(2) Effective November 1997, Pilgrim Investments, Inc. assumed the portfolio investmen responsibilities of the Fund from ARK Asset Management Company, Inc.

(3)  Commencement of offering shares.


(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(5)  Annualized.

                                       65

                                                                       Financial
PILGRIM LARGECAP GROWTH FUND                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Class A
                                   ---------------------------------------------
                                   Six months    Three
                                     ended       months     Year       July 21,
                                    Dec. 31,     ended      ended     1997(1) to
                                      1999      June 30,   March 31,   March 31,
                                  (unaudited)    1999(2)     1999       1998
                                  -----------    -------     ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        28.09        24.94      15.73      12.50
Income from investment
 operations:
Net investment income
 (loss)                     $        (0.07)       (0.02)     (0.08)     (0.03)
Net realized and
 unrealized gains on
 investments                $        12.71         3.17       9.77       3.29
Total from investment
 operations                 $        12.64         3.15       9.69       3.26
Less distributions from:
Net investment income       $           --           --         --         --
Net realized gains on
 investments                $         0.38           --       0.48       0.03
Net asset value, end of
 period                     $        40.35        28.09      24.94      15.73
Total Return(3):            %        45.32        12.63      63.06      62.35
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $      118,232       30,108     12,445      4,742
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %         1.25         1.43       1.59       1.60
Gross expenses prior to
 expense reimbursement(4)   %         1.25         1.45       2.24       4.70
Net investment income
 (loss) after expense
 reimbursement(4)           %        (0.69)       (0.56)     (0.65)     (0.87)
Portfolio turnover          %           84           27        253        306

                                                    Class B
                                 -----------------------------------------------
                                  Six months    Three
                                     ended      months      Year       July 21,
                                   Dec. 31,     ended       ended     1997(1) to
                                     1999      June 30,    March 31,   March 31,
                                 (unaudited)    1999(2)      1999        1998
                                 -----------    -------      ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        28.15        25.04       15.64        12.50
Income from investment
 operations:
Net investment income
 (loss)                     $        (0.13)       (0.05)      (0.08)       (0.07)
Net realized and
 unrealized gains on
 investments                $        12.68         3.16        9.71         3.24
Total from investment
 operations                 $        12.55         3.11        9.63         3.17
Less distributions from:
Net investment income       $           --           --          --           --
Net realized gains on
 investments                $         0.38           --        0.23         0.03
Net asset value, end of
 period                     $        40.32        28.15       25.04        15.64
Total Return(3):            %        44.90        12.42       62.28        61.08
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $      227,042       49,057      20,039        3,187
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %         1.90         2.08        2.24         2.25
Gross expenses prior to
 expense reimbursement(4)   %         1.90         2.10        2.89         4.78
Net investment income
 (loss) after expense
 reimbursement(4)           %        (1.33)       (1.21)      (1.28)       (1.36)
Portfolio turnover          %           84           27         253          306


                                                     Class C
                                   ---------------------------------------------
                                   Six months   Three
                                     ended      months      Year       July 21,
                                    Dec. 31,    ended       ended     1997(1) to
                                     1999       June 30,   March 31,   March 31,
                                   unaudited)   1999(2)      1999        1998
                                   ----------   -------      ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        28.07       24.97       15.63      12.50
Income from investment
 operations:
Net investment income
 (loss)                     $        (0.13)      (0.06)      (0.07)     (0.05)
Net realized and
 unrealized gains on
 investments                $        12.65        3.16        9.65       3.24
Total from investment
 operations                 $        12.52        3.10        9.58       3.19
Less distributions from:
Net investment income       $           --          --          --         --
Net realized gains on
 investments                $         0.38          --        0.24       0.06
Net asset value, end of
 period                     $        40.21       28.07       24.97      15.63
Total Return(3):            %        44.92       12.41       61.97      61.38
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $       87,229      17,755       8,004        960
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %         1.90        2.08        2.25       2.25
Gross expenses prior to
 expense reimbursement(4)   %         1.90        2.10        2.90       7.79
Net investment income
 (loss) after expense
 reimbursement(4)           %        (1.33)     (1.21)      (1.26)      (1.49)
Portfolio turnover          %           84          27         253        306

----------
(1)  The Fund commenced operations on July 21, 1997.

(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

Financial
Highlights                                             PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                 Class A
                               -------------------------------------------------
                               Six months                                Three
                                 ended                                   months
                                Dec. 31,      Year ended June 30,        ended
                                  1999      ------------------------    June 30,
                               (unaudited)  1999      1998      1997     1996(1)
                               -----------  ----      ----      ----     -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $     15.65     16.79     14.64     11.99     10.00
Income from investment
 operations:
Net investment income
 (loss)                     $     (0.09)    (0.09)    (0.07)    (0.02)     0.13
Net realized and
 unrealized gains
 on investments             $     (1.61)     0.12      2.71      2.85      1.91
Total from investment
 operations                 $     (1.70)     0.03      2.64      2.83      2.04
Less distributions from:
Net investment income       $        --        --        --      0.07      0.05
Net realized gains on
 investments                $      0.09      1.17      0.49      0.11        --
Net asset value, end of
 period                     $     13.86     15.65     16.79     14.64     11.99
Total Return(3):            %    (10.88)     0.95     18.40     23.89     20.48
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $    11,221    18,621    27,485    16,985     2,389
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %      1.75      1.75      1.75      1.75      1.75
Gross expenses prior to
 expense reimbursement(4)   %      1.96      1.79      1.78      1.94      4.91
Net investment income
 (loss) after expense
 reimbursement(4)           %     (0.60)    (0.48)    (0.53)    (0.13)     2.00
Portfolio turnover rate     %        95       109        85        86        60


                                                  Class B
                             ---------------------------------------------------
                             Six months
                               ended                                Ten months
                              Dec. 31,                                ended
                                1999                                 June 30,
                             (unaudited)  1999      1998      1997    1996(1)
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $     15.21     16.47     14.49     11.94     10.00
Income from investment
 operations:
Net investment income
 (loss)                   $     (0.18)    (0.21)    (0.18)    (0.05)     0.07
Net realized and
 unrealized gains
 on investments           $     (1.52)     0.12      2.65      2.76      1.90
Total from investment
 operations               $     (1.70)    (0.09)     2.47      2.71      1.97
Less distributions from:
Net investment income     $     --        --        --         0.05      0.03
Net realized gains on
 investments              $      0.09      1.17      0.49      0.11     --
Net asset value, end of
 period                   $     13.42     15.21     16.47     14.49     11.94
Total Return(3):          %    (11.19)     0.21     17.40     22.95     19.80
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $    20,593    31,223    40,575    23,258     2,123
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4) %      2.50      2.50      2.50      2.50      2.50
Gross expenses prior to
 expense reimbursement(4) %      2.71      2.54      2.53      2.69      5.32
Net investment income
 (loss) after expense
 reimbursement(4)         %     (1.35)    (1.23)    (1.28)    (0.90)     1.27
Portfolio turnover rate   %        95       109        85        86        60


                                                             Class C
                                                      ------------------------
                                                       Six months
                                                          ended      June 2,
                                                        Dec. 31,     1999 to
                                                          1999       June 30,
                                                      (unaudited)    1999(2)
                                                      -----------    -------
Per Share Operating Performance:
 Net asset value, beginning of period             $       15.20       14.84
Income from investment operations:
 Net investment income (loss)                     $       (0.02)      (0.02)
Net realized and unrealized gains
on investments                                    $       (1.68)       0.38
 Total from investment operations                 $       (1.70)       0.36
Less distributions from:
 Net investment income                            $          --          --
Net realized gains on investments                 $        0.09          --
 Net asset value, end of period                   $       13.41       15.20
Total Return(3):                                  %      (11.20)       2.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $         179          47
Ratios to average net assets:
 Net expenses after expense reimbursement(4):     %        2.50        2.50
Gross expenses prior to expense
reimbursement(4):                                 %        2.71        2.54
 Net investment income (loss) after expense
reimbursement(4):                                 %       (1.35)      (1.23)
Portfolio turnover rate                           %          95         109


                                                Class M
                           -----------------------------------------------------
                           Six months
                             ended                                    Ten months
                            Dec. 31,                                    ended
                              1999                                     June 30,
                           (unaudited)   1999       1998       1997    1996(1)
                           -----------   ----       ----       ----    -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $   15.30     16.52      14.49      11.93     10.00
Income from investment
 operations:
Net investment income
 (loss)                    $   (0.16)    (0.17)     (0.15)     (0.03)     0.06
Net realized and
 unrealized gains
 on investments            $   (1.53)     0.12       2.67       2.76      1.91
Total from investment
 operations                $   (1.69)    (0.05)      2.52       2.73      1.97
Less distributions from:
Net investment income      $   --        --         --          0.06      0.04
Net realized gains on
 investments               $    0.09      1.17       0.49       0.11     --
Net asset value, end of
 period                    $   13.52     15.30      16.52      14.49     11.93
Total Return(3):           %  (11.06)     0.46      17.76      23.21     19.82
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $   6,556    10,504     13,232      8,378     1,731
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4): %    2.25      2.25       2.25       2.25      2.25
Gross expenses prior to
 expense reimbursement(4): %    2.46      2.29       2.28       2.44      4.72
Net investment income
 (loss) after expense
 reimbursement(4):         %   (1.10)    (0.98)     (1.03)     (0.63)     1.16
Portfolio turnover rate    %      95       109         85         86        60

----------
(1)  The Fund commenced operations on September 1, 1995.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                                                       Financial
PILGRIM MIDCAP GROWTH FUND                                            Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class A
                                 ----------------------------------------------------------------------
                                    Six
                                   months      Three
                                   ended       months
                                   Dec. 31,    ended                 Year ended March 31,
                                    1999      June 30,   ----------------------------------------------
                                 (unaudited)  1999(1)    1999      1998      1997       1996       1995
                                 -----------  -------    ----      ----      ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period         $      21.34     19.93     18.63      16.80     18.37      13.61      13.25
Income from investment
 operations:
Net investment income
 (loss)                      $      (0.11)    (0.06)    (0.50)     (0.14)    (0.17)     (0.18)     (0.10)
Net realized and
 unrealized gains on
 investments                 $      11.64      1.47      3.17       6.50      0.57       4.94       0.46
Total from investment
 operations                  $      11.53      1.41      2.67       6.36      0.40       4.76       0.36
Less distributions from:
Net investment income        $         --        --        --         --        --         --         --
Net realized gains on
 investments                 $       7.03        --      1.37       4.53      1.97         --         --
Net asset value, end of
 period                      $      25.84     21.34     19.93      18.63     16.80      18.37      13.61
Total Return(3):             %      62.66      7.07     15.36      41.81      1.09      35.07       2.72
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                     $    111,000    66,586    67,550     90,619    76,108     77,275     65,292
Ratios to average net
 assets:
Net expenses after expense
 reimbursement(4)            %       1.35      1.49      1.56       1.57      1.60       1.58       1.59
Gross expenses prior to
 expense reimbursement(4)    %       1.37      1.50      1.64       1.66      1.56       1.56       1.63
Net investment income
 (loss) after expense
 reimbursement(4)            %      (1.21)    (1.20)    (1.04)     (1.33)    (1.05)     (0.91)     (0.66)
Portfolio turnover           %        154        55       154        200       153        114         98


                                                         Class B
                            -----------------------------------------------------------------
                               Six
                              months      Three
                              ended      months                                      May 31,
                             Dec. 31,     ended            Year ended March 31,    1995(2) to
                               1999      June 30,     --------------------------    March 31,
                            (unaudited)  1999(1)      1999       1998       1997      1996
                            -----------  -------      ----       ----       ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $   25.18       23.54      21.55      16.33      16.25     12.50
Income from investment
 operations:
Net investment income
 (loss)                    $   (0.19)      (0.11)     (0.42)     (0.25)     (0.17)    (0.09)
Net realized and
 unrealized gains on
 investments               $   13.67        1.75       3.42       6.74       0.25      3.84
Total from investment
 operations                $   13.48        1.64       3.00       6.49       0.08      3.75
Less distributions from:
Net investment income      $      --          --         --         --         --        --
Net realized gains on
 investments               $    8.28          --       1.01       1.27         --        --
Net asset value, end of
 period                    $   30.38       25.18      23.54      21.55      16.33     16.25
Total Return(3):           %   62.09        6.97      14.59      40.84      (0.49)    30.00
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $  85,201      49,335     45,876     46,806     29,002    11,186
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)  %    2.00        2.14       2.22       2.22       2.25      2.22
Gross expenses prior to
 expense reimbursement(4)  %    2.02        2.14       2.29       2.21       2.66      3.39
Net investment income
 (loss) after expense
 reimbursement(4)          %   (1.84)      (1.85)     (1.69)     (1.99)     (1.69)    (1.61)
Portfolio turnover         %     154          55        154        200        153       114


                                                                 Class C
                                -------------------------------------------------------------------------
                                   Six
                                  months      Three
                                  ended       months
                                 Dec. 31,     ended                    Year ended March 31,
                                   1999      June 30,   -------------------------------------------------
                                (unaudited)   1999(1)   1999        1998       1997       1996       1995
                                -----------   -------   ----        ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $     19.78      18.49      17.15      16.48      18.06      13.45      13.18
Income from investment
 operations:
Net investment income
 (loss)                     $     (0.16)     (0.09)     (0.61)     (0.28)     (0.32)     (0.27)     (0.17)
Net realized and
 unrealized gains on
 investments                $     10.74       1.38       2.97       6.26       0.62       4.88       0.44
Total from investment
 operations                 $     10.58       1.29       2.36       5.98       0.30       4.61       0.27
Less distributions from:
Net investment income       $        --         --         --         --         --         --         --
Net realized gains on
 investments                $      6.50         --       1.02       5.31       1.88         --         --
Net asset value, end of
 period                     $     23.86      19.78      18.49      17.15      16.48      18.06      13.45
Total Return(3):            %     62.05       6.98      14.60      40.95       0.56      34.28       2.05
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $   220,867    144,832    141,685    166,849    157,501    177,461    143,390
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %      2.00       2.14       2.23       2.27       2.14       2.14       2.24
Gross expenses prior to
 expense reimbursement(4)   %      2.02       2.14       2.30       2.33       2.17       2.14       2.24
Net investment income
 (loss) after
 expense reimbursement(4)   %     (1.84)     (1.85)     (1.70)     (2.01)     (1.59)     (1.47)     (1.30)
Portfolio turnover          %       154         55        154        200        153        114         98

----------
(1) Effective May 24, 1999, Pilgrim Investment Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

Financial
Highlights                                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A
                               -------------------------------------------------------------------------
                                  Six
                                 months      Three
                                 ended       months
                                Dec. 31,     ended                   Year ended March 31,
                                  1999      June 30,    ------------------------------------------------
                               (unaudited)   1999(1)    1999       1998       1997       1996       1995
                               -----------   -------    ----       ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $       19.08      16.72      19.75      15.15      17.93      13.06      12.10
Income from investment
 operations:
Net investment income
 (loss)                   $       (0.09)     (0.06)     (0.85)     (0.08)     (0.22)     (0.20)     (0.16)
Net realized and
 unrealized gains
(loss) on investments     $        8.27       2.42       0.69       6.91      (0.66)      5.09       1.12
Total from investment
 operations               $        8.18       2.36      (0.16)      6.83      (0.88)      4.89       0.96
Less distributions from:
Net investment income     $          --         --         --         --         --         --         --
Net realized gains on
 investments              $        9.73         --       2.87       2.23       1.90       0.02         --
Net asset value, end of
 period                   $       17.53      19.08      16.72      19.75      15.15      17.93      13.06
Total Return(3):          %       53.23      14.11       0.37      46.32      (6.26)     37.48       7.93
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $     148,392    102,641     94,428    201,943    121,742    138,155    106,725
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4) %        1.59       1.70       1.85       1.89       1.72       1.74       1.86
Gross expenses prior to
 expense reimbursement(4) %        1.63       1.74       1.95       1.90       1.72       1.74       1.84
Net investment income
 (loss) after expense
 reimbursement(4)         %       (1.31)     (1.46)     (1.32)     (1.85)     (1.26)     (1.20)     (1.27)
Portfolio turnover        %          48         32         90         92        113        130        100

                                                        Class B
                            -----------------------------------------------------------------
                               Six
                              months      Three
                              ended       months                                     May 31,
                             Dec. 31,     ended           Year ended March 31,     1995(2) to
                               1999      June 30,     --------------------------    March 31,
                            (unaudited)   1999(1)     1999       1998       1997      1996
                            -----------   -------     ----       ----       ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $    24.05       21.12      22.53      15.51      16.69     12.50
Income from investment
 operations:
Net investment income
 (loss)                   $    (0.16)      (0.12)     (0.53)     (0.27)     (0.21)    (0.14)
Net realized and
 unrealized gains
(loss) on investments     $    10.40        3.05       0.33       7.29      (0.97)     4.33
Total from investment
 operations               $    10.24        2.93      (0.20)      7.02      (1.18)     4.19
Less distributions from:
Net investment income     $       --          --         --         --         --        --
Net realized gains on
 investments              $    12.24          --       1.21         --         --        --
Net asset value, end of
 period                   $    22.05       24.05      21.12      22.53      15.51     16.69
Total Return(3):          %    52.82       13.87      (0.29)     45.26      (7.07)    33.52
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $   76,897      49,448     45,140     55,215     28,030    13,626
Ratios to average net
 assets:
Net expenses afte
 expense reimbursement(4) %     2.24        2.35       2.57       2.62       2.61      2.58
Gross expenses prior to
 expense reimbursement(4) %     2.28        2.39       2.66       2.63       2.73      3.26
Net investment income
 (loss) after expense
 reimbursement(4)         %    (1.96)      (2.11)     (2.03)     (2.59)     (2.13)    (2.09)
Portfolio turnover        %       48          32         90         92        113       130

                                                             Class C
                            --------------------------------------------------------------------------
                               Six
                              months     Three
                              ended      months
                             Dec. 31,    ended                      Year ended March 31,
                               1999     June 30,     -------------------------------------------------
                            (unaudited)  1999(1)     1999        1998       1997       1996       1995
                            -----------  -------     ----        ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $     18.81      16.51      18.62       14.69      17.62      12.96      12.07
Income from investment
 operations:
Net investment income
 (loss)                   $     (0.13)     (0.09)     (0.84)      (0.38)     (0.31)     (0.29)     (0.22)
Net realized and
 unrealized gains
on investments            $      8.14       2.39       0.61        6.84      (0.63)      5.03       1.11
Total from investment
 operations               $      8.11       2.30      (0.23)       6.46      (0.94)      4.74       0.89
Less distributions from:
Net investment income     $        --         --         --          --         --         --         --
Net realized gains on
 investments              $      9.57         --       1.88        2.53       1.99       0.08         --
Net asset value, end of
 period                   $     17.25      18.81      16.51       18.62      14.69      17.62      12.96
Total Return(3):          %     52.94      13.93      (0.24)      45.40      (6.81)     37.18       7.37
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $   213,994    153,471    144,597     225,025    182,907    207,332    157,292
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4) %      2.24       2.35       2.51        2.57       2.35       2.35       2.44
Gross expenses prior to
 expense reimbursement(4) %      2.28       2.39       2.60        2.59       2.35       2.35       2.44
Net investment income
 (loss) after expense
  reimbursement(4)        %     (1.96)     (2.11)     (1.97)      (2.53)     (1.89)     (1.81)     (1.85)
Portfolio turnover        %        48         32         90          92        113        130        100

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                                                       Financial
PILGRIM BANK AND THRIFT FUND                                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Class A
                              ------------------------------------------------------------------
                                 Six
                                months                 Six
                                ended        Year    months
                               Dec. 31,     ended    ended           Year ended December 31,
                                 1999      June 30,  June 30,    -------------------------------
                              (unaudited)    1999    1998(3)     1997     1996   1995(1)    1994
                              -----------    ----    -------     ----     ----   -------    ----
Per Share Operating
 Performance:
Net asset value,
 beginning of year          $    24.38      27.52     25.87     17.84    14.83    10.73     11.87
Income (loss) from .
 investment operations:
Net investment income       $     0.15       0.29      0.11      0.34     0.32     0.31      0.26
Net realized and
 unrealized gains (loss)
 on investments             $    (4.21)     (2.70)     1.54     10.83     5.18     4.78     (0.53)
Total from investment
 operations                 $    (4.06)     (2.41)     1.65     11.17     5.50     5.09     (0.27)
Less distributions from:
Net investment income       $     0.25       0.18        --      0.31     0.35     0.34      0.22
Net realized gains on
 investments                $     2.73       0.55        --      2.65     2.14     0.65      0.65
Tax return of capital       $       --         --        --      0.18       --       --        --
Net asset value, end of
 year                       $    17.34      24.38     27.52     25.87    17.84    14.83     10.73
Closing market price, end
 of year                            --         --        --        --    15.75    12.88      9.13
Total Investment Return
 At Market Value(4)         %       --         --        --        --    43.48    52.81     (8.85)
Total Investment Return
 At Net Asset Value(5)      %   (18.04)     (8.61)     6.38     64.86    41.10    49.69     (1.89)
Ratios/Supplemental Data:
Net assets, end of year
 ($millions)                $      258        403       549       383      252      210       152
Ratio to average net
 assets:
Expenses(6)                 %     1.43       1.39      1.20      1.10     1.01     1.05      1.28
Net investment income(6)    %     1.15       1.09      0.94      1.39     1.94     2.37      2.13
Portfolio turnover rate     %        5         29         2        22       21       13        14

                                                 Class B
                             ---------------------------------------------
                                Six
                               months                Six
                               ended        Year      months     Oct. 20,
                              Dec. 31,     ended      ended     1997(2) to
                                1999      June 30,   June 30,    Dec. 31,
                             (unaudited)    1999     1998(3)       1997
                             -----------    ----     -------       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of year        $     24.21      27.40      25.85        25.25
Income (loss) from
 investment operations:
Net investment income            0.05       0.08       0.01         0.04
Net realized and          $
 unrealized gains (loss)
 on investments                 (4.17)     (2.66)      1.54         2.92
Total from investment     $
 operations                     (4.12)     (2.58)      1.55         2.96
Less distributions from:  $
Net investment income            0.03       0.06         --         0.04
Net realized gains on     $
 investments                     2.73       0.55         --         2.04
Tax return of capital     $        --         --         --         0.28
Net asset value, end of
 year                     $     17.33      24.21      27.40        25.85
Closing market price, end %
  of year                          --         --         --           --
Total Investment Return
 At Market Value(4)       $        --         --         --           --
Total Investment Return
 At Net Asset Value(5)         (18.34)     (9.31)      6.00        11.88
Ratios/Supplemental Data:
Net assets, end of year   %
 ($millions)                      207        343        360           76
Ratio to average net      %
 assets:
Expenses(6)                      2.18       2.14       1.95         1.89
Net investment income(6)  %      0.40       0.34       0.19         0.99
Portfolio turnover rate   %         5         29          2           22

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(2)  Commencement of offering shares.

(3)  Effective June 30, 1998,  Bank and Thrift Fund changed its year end to June
     30.

(4) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(5) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.

(6)  Annualized.

Financial
Highlights                                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class A
                                --------------------------------------------------------------------------
                                   Six
                                  months     Three
                                  ended      months
                                 Dec. 31,    ended                   Year ended March 31,
                                   1999     June 30,      ------------------------------------------------
                                (unaudited)  1999(1)      1999       1998       1997       1996       1995
                                -----------  -------      ----       ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $      23.58      21.39       19.33      16.88      16.57      14.29      14.94
Income from investment
 operations:
Net investment income
 (loss)                     $      (0.11)        --       (0.02)      0.04      (0.16)     (0.07)     (0.05)
Net realized and
 unrealized gains (loss)
 on investments             $      10.71       2.19        5.78       5.33       2.20       2.86      (0.09)
Total from investment
 operations                 $      10.60       2.19        5.76       5.37       2.04       2.79      (0.14)
Less distributions from:
Net investment income       $         --         --        0.06         --         --       0.12       0.02
Net realized gains on
 investments                $       3.07         --        3.64       2.92       1.73       0.39       0.49
Net asset value, end of
 period                     $      31.11      23.58       21.39      19.33      16.88      16.57      14.29
Total Return(3):            %      47.79      10.24       33.56      34.55      12.51      19.79      (0.90)
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $    150,384     66,245      49,134     38,647     24,022     23,481     22,208
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %       1.61       1.75        1.86       1.86       1.85       1.85       1.85
Gross expenses prior to
 expense reimbursement(4)   %       1.61       1.75        2.02       2.21       2.17       2.17       2.18
Net investment income
 (loss) after expense
 reimbursement(4)           %      (1.13)     (0.03)      (0.62)     (0.69)     (0.93)     (0.35)     (0.42)
Portfolio turnover          %         92         57         247        202        182        132         99


                                                               Class B
                                ------------------------------------------------------------------------
                                   Six
                                  months       Three
                                  ended        months                                            May 31,
                                 Dec. 31,      ended              Year ended March 31,         1995(2) to
                                   1999       June 30,       -----------------------------      March 31,
                                (unaudited)    1999(1)       1999         1998        1997        1996
                                -----------    -------       ----         ----        ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $       26.64        24.21        20.10        16.02       14.34       12.50
Income from investment
 operations:
Net investment income
 (loss)                    $       (0.17)       (0.03)       (0.08)       (0.17)      (0.14)      (0.05)
Net realized and
 unrealized gains
(loss) on investments      $       12.02         2.46         6.25         5.44        1.82        1.89
Total from investment
 operations                $       11.85         2.43         6.17         5.27        1.68        1.84
Less distributions from:
Net investment income      $          --           --         0.01           --          --          --
Net realized gains on
 investments               $        3.46           --         2.05         1.19          --          --
Net asset value, end of
 period                    $       35.03        26.64        24.21        20.10       16.02       14.34
Total Return(3):           %       47.25        10.04        32.74        34.03       11.72       14.72
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $      82,286       27,938       18,556       10,083       5,942       1,972
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)  %        2.26         2.40         2.51         2.51        2.50        2.50
Gross expenses prior to
 expense reimbursement(4)  %        2.26         2.40         2.67         2.70        4.81        9.50
Net investment income
 (loss) after expense
 reimbursement(4)          %       (1.78)       (0.68)       (1.31)       (1.37)      (1.62)      (1.28)
Portfolio turnover         %          92           57          247          202         182         132


                                                                          Class C
                                  --------------------------------------------------------------------------------------
                                     Six
                                    months      Three
                                    ended       months
                                   Dec. 31,     ended                    Year ended March 31,
                                     1999      June 30,     --------------------------------------------
                                  (unaudited)   1999(1)     1999      1998      1997      1996      1995
                                  -----------   -------     ----      ----      ----      ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        23.69      21.52       19.05     16.92     16.76     14.44     14.86
Income from investment
 operations:
Net investment income
 (loss)                     $        (0.19)     (0.04)      (0.20)    (0.19)    (0.28)    (0.21)    (0.15)
Net realized and
 unrealized gains
 (loss) on investments      $        10.72       2.21        5.83      5.41      2.23      2.92     (0.08)
Total from investment
 operations                 $        10.53       2.17        5.63      5.22      1.95      2.71     (0.23)
Less distributions from:
Net investment income       $           --         --        0.01        --        --      0.01        --
Net realized gains on
 investments                $         3.08         --        3.15      3.09      1.79      0.38      0.19
Net asset value, end of
 period                     $        31.14      23.69       21.52     19.05     16.92     16.76     14.44
Total Return(3):            %        47.25      10.08       32.73     33.72     11.81     18.95     (1.49)
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $      190,853    111,250      98,470    84,292    70,345    71,155    71,201
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %         2.26       2.40        2.51      2.51      2.50      2.50      2.50
Gross expenses prior to
 expense reimbursement(4)   %         2.26       2.40        2.67      2.77      2.61      2.57      2.57
Net investment income
 (loss) after expense
 reimbursement(4)           %        (1.78)     (0.68)      (1.28)    (1.34)    (1.57)    (0.99)    (1.06)
Portfolio turnover          %           92         57         247       202       182       132        99

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                                                       Financial
PILGRIM INTERNATIONAL CORE GROWTH FUND                                Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       Class A
                              -------------------------------------------------------------
                              Six months     Three
                                ended        months                            February 28,
                               Dec. 31,      ended      Year ended March 31,    1997(1) to
                                 1999       June 30,    --------------------     March 31,
                              (unaudited)    1999(2)      1999       1998         1997
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $    18.92        17.71       17.01      12.73        12.50
Income from investment
 operations:
Net investment income
 (loss)                     $    (0.15)        0.04       (0.01)     (0.02)          --
Net realized and
 unrealized gains on
 investments                $     9.74         1.17        1.02       4.56         0.23
Total from investment
 operations                 $     9.59         1.21        1.01       4.54         0.23
Less distributions from:
Net investment income       $       --           --        0.18         --           --
Net realized gains on
 investments                $     1.16           --        0.13       0.26           --
Net asset value, end of
 period                     $    27.35        18.92       17.71      17.01        12.73
Total Return(3):            %    52.07         6.83        5.90      36.10         1.76
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $   19,460       12,409      21,627     12,664            2
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %     1.75         1.77        1.89       1.96         1.95
Gross expenses prior to
 expense reimbursement(4)   %     2.11         1.86        2.13       3.02     4,579.78
Net investment income
 (loss) after
 expense reimbursement(4)   %    (1.47)        0.50       (0.51)     (0.45)        0.00
Portfolio turnover          %      103           67         214        274           76

                                                    Class B
                            ----------------------------------------------------------
                             Six months    Three
                               ended       months                         February 28,
                              Dec. 31,     ended    Year ended March 31,  1997(1) to
                               1999       June 30,  --------------------   March 31,
                            (unaudited)   1999(2)      1999      1998        1997
                            -----------   -------      ----      ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $    19.08        17.89       17.10      12.68       12.50
Income from investment
 operations:
Net investment income
 (loss)                   $    (0.20)          --       (0.16)     (0.11)         --
Net realized and
 unrealized gains on
 investments              $     9.76         1.19        1.05       4.66        0.18
Total from investment
 operations               $     9.56         1.19        0.89       4.55        0.18
Less distributions from:
Net investment income     $       --           --        0.03         --          --
Net realized gains on
 investments              $     1.16           --        0.07       0.13          --
Net asset value, end of
 period                   $    27.48        19.08       17.89      17.10       12.68
Total Return(3):          %    51.40         6.65        5.24      35.31        1.44
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $   19,465       12,034      11,033      7,942           1
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4) %     2.40         2.36        2.53       2.61        2.59
Gross expenses prior to
 expense reimbursement(4) %     2.76         2.45        2.77       3.04   16,000.25
Net investment income
 (loss) after expense
 reimbursement(4)         %    (2.12)       (0.09)      (1.13)     (1.32)       0.00
Portfolio turnover        %      103           67         214        274          76


                                                       Class C
                                 ----------------------------------------------------------
                                 Six Months    Three
                                   ended      months                          February 28,
                                  Dec. 31,     ended    Year ended March 31,   1997(1) to
                                    1999      June 30,  -------------------     March 31,
                                 (unaudited)  1999(2)      1999       1998        1997
                                 -----------  -------      ----       ----        ----
Per Share Operating
Performance:
Net asset value,
 beginning of period        $       19.14        17.94     17.16     12.68       12.50
Income from investment
 operations:
Net investment income
 (loss)                     $       (0.21)          --     (0.05)    (0.07)         --
Net realized and
 unrealized gains
 on investments             $        9.80         1.20      0.94      4.55        0.18
Total from investment
 operations                 $        9.59         1.20      0.89      4.48        0.18
Less distributions from:
Net investment income       $          --           --      0.11        --          --
Net realized gains on
 investments                $        1.16           --        --        --          --
Net asset value, end of
 period                     $       27.57        19.14     17.94     17.16       12.68
Total Return(3):            %       51.46         6.69      5.22     35.25        1.44
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $      21,104       11,936    10,400     3,517          43
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %        2.40         2.36      2.55      2.61        2.41
Gross expenses prior to
 expense reimbursement(4)   %        2.76         2.45      2.79      5.10       25.55
Net investment income
 (loss) after expense
 reimbursement(4)           %       (2.12)       (0.09)    (1.19)    (1.27)      (0.07)
Portfolio turnover          %         103           67       214       274          76

----------
(1)  The Fund commenced operations on February 28, 1997.

(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

Financial
Highlights                            PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Class A
                                  --------------------------------------------------------------------------
                                     Six
                                    months      Three
                                    ended      months                                              August 31,
                                   Dec. 31,     ended                 Year ended March 31,         1994(1) to
                                     1999      June 30,    -------------------------------------    March 31,
                                  (unaudited)   1999(3)    1999       1998       1997       1996      1995
                                  -----------   -------    ----       ----       ----       ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        23.80      21.03      19.29      14.92      13.15     11.51      12.50
Income from investment
 operations:
Net investment income
 (loss)                     $        (0.14)     (0.03)      0.02      (0.15)      0.04     (0.02)        --
Net realized and
 unrealized gains on
 investments                $        19.00       2.80       3.21       5.36       1.88      1.79      (0.98)
Total from investment .
 operations                 $        18.86       2.77       3.23       5.21       1.92      1.77      (0.98)
Less distributions from:
Net investment income       $           --         --         --         --       0.01      0.13       0.01
Net realized gains on
 investments                $         2.06         --       1.49       0.84       0.14        --         --
Net asset value, end of
 period                     $        40.60      23.80      21.03      19.29      14.92     13.15      11.51
Total Return(4):            %        81.29      13.17      17.26      36.31      14.67     15.46      (7.85)
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $      146,057     37,490     25,336     11,183      5,569     1,056        610
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)   %         1.65       1.84       1.94        1.96         1.95        1.95        1.95
Gross expenses prior to
 expense reimbursement(5)   %         1.66       1.86       2.08        2.75         3.76       10.06        9.77
Net investment income
 (loss) after expense
 reimbursement(5)           %        (1.40)     (0.69)     (0.82)      (1.56)       (1.05)      (0.27)      (0.07)
Portfolio turnover          %           71         44        146         198          206         141          75

                                                          Class B
                                -----------------------------------------------------------------
                                   Six
                                  months      Three
                                  ended       months                                     May 31,
                                 Dec. 31,     ended          Year ended March 31,      1995(2) to
                                   1999      June 30,    ---------------------------    March 31,
                                (unaudited)  1999(3)     1999       1998        1997      1996
                                -----------  -------     ----       ----        ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $       25.33       22.43      20.16      15.89      13.96     12.50
Income from investment
 operations:
Net investment income
 (loss)                    $       (0.24)      (0.07)     (0.20)     (0.15)     (0.15)    (0.02)
Net realized and
 unrealized gains on
 investments               $       20.12        2.97       3.46       5.56       2.09      1.48
Total from investment
 operations                $       19.88        2.90       3.26       5.41       1.94      1.46
Less distributions from:
Net investment income      $          --          --         --         --       0.01        --
Net realized gains on
 investments               $        2.19          --       0.99       1.14         --        --
Net asset value, end of
 period                    $       43.02       25.33      22.43      20.16      15.89     13.96
Total Return(4):           %       80.57       12.93      16.55      35.73      13.96     11.68
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                  $      77,785      19,331     16,158     12,033      5,080     1,487
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)  %        2.30        2.49       2.59       2.61       2.60      2.60
Gross expenses prior to
 expense reimbursement(5)  %        2.31        2.51       2.73       2.98       4.89     16.15
Net investment income
 (loss) after expense
 reimbursement(5)          %       (2.02)      (1.34)     (1.45)     (2.20)     (1.66)    (0.64)
Portfolio turnover         %          71          44        146        198        206       141


                                                                 Class C
                               -----------------------------------------------------------------------------
                                Six months  Three
                                  ended     months                                                August 31,
                                 Dec. 31,   ended                Year ended March 31,            1994(1) to
                                  1999      June 30,    -------------------------------------     March 31,
                               (unaudited)  1999(3)     1999       1998       1997       1996       1995
                               -----------  -------     ----       ----       ----       ----       ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $     23.34      20.60      18.53      14.87      13.05      11.32     12.50
Income from investment
 operations:
Net investment income
 (loss)                     $     (0.19)     (0.06)     (0.10)     (0.11)     (0.16)      0.01     (0.04)
Net realized and
 unrealized gains on
 investments                $     18.36       2.80       3.09       5.09       1.98       1.72     (1.12)
Total from investment
 operations                 $     18.17       2.74       2.99       4.98       1.82       1.73     (1.16)
Less distributions from:
Net investment income       $        --         --         --         --         --         --      0.02
Net realized gains on
 investments                $      2.01         --       0.92       1.32         --         --        --
Net asset value, end of
 period                     $     39.50      23.34      20.60      18.53      14.87      13.05     11.32
Total Return(4):            %     80.48      13.31      16.55      35.63      13.98      15.30     (9.25)
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $    72,787     18,354     13,226      8,014      3,592        933        24
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)   %      2.30       2.49       2.59       2.61       2.60       2.60      2.61
Gross expenses prior to
 expense reimbursement(5)   %      2.31       2.51       2.73       3.38       3.95      16.15     75.37
Net investment income
 (loss) after expense
 reimbursement(5)           %     (2.02)     (1.34)     (1.45)     (2.18)     (1.67)     (1.02)    (0.76)
Portfolio turnover          %        71         44        146        198        206        141        75

----------
(1)  The Fund commenced operations on August 31, 1994.

(2)  Commencement of share offerings.

(3) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized.

                                                                       Financial
PILGRIM EMERGING COUNTRIES FUND                                       Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A
                                  ---------------------------------------------------------------------
                                    Six
                                   months      Three
                                   ended       months                                         Nov. 28,
                                  Dec. 31,     ended              Year Ended March 31,       1994(1) to
                                    1999       June 30,    --------------------------------   Mar. 31,
                                 (unaudited)   1999(3)     1999     1998     1997      1996     1995
                                 -----------   -------     ----     ----     ----      ----     ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $       16.74      13.43      17.39    17.20    14.03     11.00    12.50
Income from investment
 operations:
Net investment income
 (loss)                     $       (0.12)     (0.05)     (0.06)    0.03    (0.06)    (0.04)    0.04
Net realized and
 unrealized gains
 (loss) on investments      $        5.39       3.36      (3.81)    1.22     3.51      3.15    (1.54)
Total from investment
 operations                 $        5.27       3.31      (3.87)    1.25     3.45      3.11    (1.50)
Less distributions from:
Net investment income       $          --         --       0.02       --       --      0.02       --
Net realized gains on
 investments                $          --         --       0.07     1.06     0.28      0.06       --
Net asset value, end of
 period                     $       22.01      16.74      13.43    17.39    17.20     14.03    11.00
Total Return(4):            %       31.64      24.65     (22.23)    8.06    24.79     28.43   (11.98)
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $      68,449     53,483     47,180   71,014   38,688     4,718    1,197
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(5)   %        2.07       2.13       2.27     2.26     2.25      2.25     2.25
Gross expenses prior to
 expense reimbursement(5)   %        2.29       2.66       2.56     2.48     3.08      6.72     6.15
Net investment income
 (loss) after expense
 reimbursement(5)           %       (1.40)     (1.30)     (0.25)    0.55    (1.14)    (0.35)    1.09
Portfolio turnover          %         110         67        213      243      176       118       61


                                                          Class B
                                -------------------------------------------------------------
                                   Six
                                  months      Three
                                  ended      months                                  May 31,
                                 Dec. 31,     ended       Year Ended March 31,     1995(2) to
                                   1999      June 30,   ------------------------    March 31,
                                (unaudited)  1999(3)    1999      1998      1997      1996
                                -----------  -------    ----      ----      ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $       16.98     13.64      17.64     17.29     14.02     12.50
Income from investment
 operations:
Net investment income
 (loss)                     $       (0.18)    (0.07)     (0.22)    (0.07)    (0.11)    (0.04)
Net realized and
 unrealized gains
(loss) on investments       $        5.44      3.41      (3.70)     1.26      3.47      1.56
Total from investment
 operations                 $        5.26      3.34      (3.92)     1.19      3.36      1.52
Less distributions from:
Net investment income       $          --        --         --        --        --        --
Net realized gains on
 investments                $          --        --       0.08      0.84      0.09        --
Net asset value, end of
 period                     $       22.24     16.98      13.64     17.64     17.29     14.02
Total Return(4):            %       31.21     24.49     (22.23)     7.47     24.00     12.16
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $      33,019    26,342     22,338    38,796    24,558     3,557
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(5)   %        2.72      2.75       2.91      2.91      2.90      2.90
Gross expenses prior to
 expense reimbursement(5)   %        2.94      3.28       3.20      3.06      3.66      7.58
Net investment income
 (loss) after expense
 reimbursement(5)           %       (2.07)    (1.92)     (0.80)    (0.20)    (1.77)    (1.05)
Portfolio turnover          %         110        67        213       243       176       118


                                                       Class C
                            -----------------------------------------------------------------------
                                Six
                               months     Three
                               ended      months                                           Nov. 28,
                              Dec. 31,    ended              Year Ended March 31,        1994(1) to
                               1999      June 30,     ---------------------------------   Mar. 31,
                            (unaudited)   1999(3)     1999     1998      1997      1996     1995
                            -----------   -------     ----     ----      ----      ----     ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $      16.35       13.14      16.98    16.81     13.71     10.79    12.50
Income from investment
 operations:
Net investment income
 (loss)                    $      (0.17)      (0.07)     (0.27)   (0.12)    (0.10)    (0.05)      --
Net realized and
 unrealized gains
 (loss) on investments     $       5.24        3.28      (3.49)    1.26      3.37      2.97    (1.70)
Total from investment
 operations                $       5.07        3.21      (3.76)    1.14      3.27      2.92    (1.70)
Less distributions from:
Net investment income      $         --          --         --       --        --        --     0.01
Net realized gains on
 investments               $         --          --       0.08     0.97      0.17        --       --
Net asset value, end of
 period                    $      21.42       16.35      13.14    16.98     16.81     13.71    10.79
Total Return(4):           %      31.25       24.43     (22.21)    7.47     23.94     27.30   (13.64)
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $     30,442      24,230     19,246   36,986    29,376     4,345       59
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(5)  %       2.72        2.75       2.90     2.91      2.90      2.90     2.90
Gross expenses prior to
 expense reimbursement(5)  %       2.94        3.28       3.19     3.09      3.12      6.23   242.59
Net investment income
 (loss) after
 expense reimbursement(5)  %      (2.07)      (1.92)     (0.77)   (0.26)    (1.75)    (1.06)   (0.04)
Portfolio turnover         %        110          67        213      243       176       118       61

----------
(1)  The Fund commenced operations on November 28, 1994.

(2)  Commencement of offering shares.

(3) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized.

Financial
Highlights                                      PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Class A
                              -------------------------------------------------
                              Six months
                                 ended                              Ten months
                               Dec. 31,       Year ended June 30,      ended
                                 1999      ------------------------   June 30,
                              (unaudited)  1999     1998       1997    1996(1)
                              -----------  ----     ----       ----    -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $       7.22     4.46    10.93     10.35     10.00
Income from investment
 operations:
Net investment income
 (loss)                    $      (0.02)      --     0.03      0.02      0.03
Net realized and
 unrealized gain (loss)
 on investments            $       1.73     2.76    (6.50)     0.58      0.34
Total from investment
 operations                $       1.71     2.76    (6.47)     0.60      0.37
Less distributions from:
Net investment income      $         --       --       --        --        --
In excess of net
 investment income         $         --       --       --        --      0.02
Tax return of capital                --       --       --      0.02        --
Net asset value, end of    $
 period                    %       8.93     7.22     4.46     10.93     10.35
Total Return(2):                  23.68    61.88   (59.29)     5.78      3.76
Ratios/Supplemental Data:
Net assets, end of period  $
 (000's)                         17,309   14,417   11,796    32,485    18,371
Ratios to average net
 assets:
Net expenses after         %
 expense reimbursement(3)          2.00     2.00     2.00      2.00      2.00
Gross expenses prior to    %
 expense reimbursement(3)          2.88     2.98     2.80      2.54      3.47
Net investment income
 (loss) after expense      %
 reimbursement(3)          %      (0.65)    0.01     0.38      0.00      0.33
Portfolio turnover rate              66      111       81        38        15


                                               Class B
                          ------------------------------------------------------
                          Six months
                            ended                                    Ten months
                           Dec. 31,         Year ended June 30,        ended
                             1999       --------------------------    June 30,
                          (unaudited)   1999       1998       1997     1996(1)
                          -----------   ----       ----       ----     -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period         7.02       4.37       10.83      10.31     10.00
Income from investment
 operations:
Net investment income
 (loss)                     (0.05)     (0.04)      (0.03)     (0.07)    (0.01)
Net realized and
 unrealized gain (loss)
 on investments              1.68       2.69       (6.43)      0.59      0.32
Total from investment
 operations                  1.63       2.65       (6.46)      0.52      0.31
Less distributions from:
Net investment income          --         --          --         --        --
In excess of net
 investment income             --         --          --         --        --
Tax return of capital          --         --          --         --        --
Net asset value, end of
 period                      8.65       7.02        4.37      10.83     10.31
Total Return(2):            23.22      60.64      (59.65)      5.04      3.19
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                  16,393     12,959       9,084     30,169    17,789
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(3)    2.75       2.75        2.75       2.75      2.75
Gross expenses prior to
 expense reimbursement(3)    3.63       3.73        3.55       3.29      4.10
Net investment income
 (loss) after expense
 reimbursement(3)           (1.40)     (0.74)      (0.39)     (0.79)    (0.38)
Portfolio turnover rate        66        111          81         38        15

                                                 Class M
                             ---------------------------------------------------
                             Six months
                              ended                                   Ten months
                             Dec. 31,        Year ended June 30,         ended
                               1999       --------------------------    June 30,
                            (unaudited)   1999       1998       1997    1996(1)
                            -----------   ----       ----       ----    -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $     7.07        4.40      10.86      10.32    10.00
Income from investment
 operations:
Net investment income
 (loss)                   $    (0.04)      (0.02)        --      (0.05)      --
Net realized and
 unrealized gain (loss)
 on investments           $     1.69        2.69      (6.46)      0.59     0.33
Total from investment
 operations               $     1.65        2.67      (6.46)      0.54     0.33
Less distributions from:
Net investment income     $       --          --         --         --       --
In excess of net
 investment income        $       --          --         --         --     0.01
Tax return of capital             --          --         --         --       --
Net asset value, end of   $
 period                   %     8.72        7.07       4.40      10.86    10.32
Total Return(2):               23.34       60.68     (59.48)      5.26     3.32
Ratios/Supplemental Data:
Net assets, end of period $
(000's)                        7,954       5,184      4,265     11,155    6,476
Ratios to average net
 assets:
Net expenses after        %
 expense reimbursement(3)       2.50        2.50       2.50       2.50     2.50
Gross expenses prior to   %
 expense reimbursement(3)       3.38        3.48       3.30       3.04     3.88
Net investment income
 (loss) after expense     %
 reimbursement(3)         %    (1.15)      (0.49)     (0.07)     (0.55)   (0.16)
Portfolio turnover rate           66         111         81         38       15

----------
(1)  The Fund commenced operations on September 1, 1995.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3)  Annualized.

                                                                       Financial
PILGRIM GOVERNMENT SECURITIES INCOME FUND                             Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Class A
                                 ---------------------------------------------------------
                                 Six months
                                   ended
                                  Dec. 31,             Year ended June 30,
                                    1999       -------------------------------------------
                                 (unaudited)   1999      1998     1997     1996    1995(1)
                                 -----------   ----      ----     ----     ----    -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $        12.35       12.88    12.71    12.59    12.97    12.73
Income (loss) from
 investment operations:
Net investment income      $         0.35        0.76     0.64     0.69     0.75     0.84
Net realized and
 unrealized gain (loss)
 on investments            $        (0.37)      (0.52)    0.30     0.20    (0.32)    0.24
Total from investment
 operations                $        (0.02)       0.24     0.94     0.89     0.43     1.08
Less distributions from:
Net investment income      $         0.38        0.77     0.77     0.73     0.75     0.84
Tax return of capital                 --          --       --     0.04     0.06       --
Total distributions        $         0.38        0.77     0.77     0.77     0.81     0.84
Net asset value, end of
 period                    $        11.95       12.35    12.88    12.71    12.59    12.97
Total Return(3):           %        (0.20)       1.89     7.63     7.33     3.34     8.96
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $       19,304      21,060   23,682   29,900   38,753   43,631
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)  %         1.52        1.40     1.50     1.42     1.51     1.40
Gross expenses prior to
 expense reimbursement(4)  %         1.52        1.40     1.58     1.42     1.57     1.54
Net investment income
 after expense
 reimbursement(4)          %         5.69        6.05     5.13     5.78     5.64     6.37
Portfolio turnover rate    %           41          58      134      172      170      299


                                                       Class B
                                 --------------------------------------------------
                                 Six months
                                   ended                                  July 17,
                                  Dec. 31,         Year ended June 30,   1995(2) to
                                    1999        -----------------------   June 30,
                                 (unaudited)    1999     1998      1997    1995(1)
                                 -----------    ----     ----      ----    -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period               12.30        12.84     12.68    12.59    12.95
Income (loss) from
 investment operations:
Net investment income               0.30         0.69      0.60     0.67     0.66
Net realized and
 unrealized gain (loss)
 on investments                    (0.36)       (0.54)     0.24     0.11    (0.37)
Total from investment
 operations                        (0.06)        0.15      0.84     0.78     0.29
Less distributions from:
Net investment income               0.33         0.69      0.68     0.69     0.65
Tax return of capital                 --           --        --       --       --
Total distributions                 0.33         0.69      0.68     0.69     0.65
Net asset value, end of
 period                            11.91        12.30     12.84    12.68    12.59
Total Return(3):                   (0.50)        1.09      6.78     6.38     2.25
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                         12,333       12,426     3,220    1,534       73
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)           2.27         2.15      2.25     2.17     2.26
Gross expenses prior to
 expense reimbursement(4)           2.27         2.15      2.29     2.17     2.41
Net investment income
 after expense
 reimbursement(4)                   4.93         5.30      4.24     4.92     4.98
Portfolio turnover rate               41           58       134      172      170


                                           Class C
                                   ------------------------
                                    Six months
                                      ended       June 11,
                                     Dec. 31,    1999(2) to
                                      1999        June 30,
                                   (unaudited)      1999
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $           12.43        12.24
Income (loss) from
 investment operations:
Net investment income       $           (1.62)        2.05
Net realized and
 unrealized gain (loss)
 on investments             $            1.56        (1.86)
Total from investment
 operations                 $           (0.06)        0.19
Less distributions from:
Net investment income       $            0.34           --
Tax return of capital                      --           --
Total distributions         $            0.34           --
Net asset value, end of
 period                     $           12.03        12.43
Total Return(3)             %           (0.52)        1.55
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $             263            7
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %            2.27         2.15
Gross expenses prior to
 expense reimbursement(4)   %            2.27         2.15
Net investment income
 after expense
 reimbursement(4)           %            4.87         5.30
Portfolio turnover rate     %              41           58


                                                 Class M
                             ---------------------------------------------------
                             Six months
                               ended                                 July 17,
                              Dec. 31,       Year Ended June 30,    1995(2) to
                                1999       ----------------------    June 30,
                             (unaudited)   1999     1998     1997     1996
                             -----------   ----     ----     ----     ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period      $     12.34     12.88     12.72    12.59    12.95
Income (loss) from
 investment operations:
Net investment income     $      0.36      0.69      0.64     0.70     0.68
Net realized and
 unrealized gain (loss)
 on investments           $     (0.40)    (0.52)     0.23     0.14    (0.36)
Total from investment
 operations               $     (0.04)     0.17      0.87     0.84     0.32
Less distributions from:
Net investment income     $      0.35      0.71      0.71     0.70     0.68
Tax return of capital              --        --        --     0.01       --
Total distributions       $      0.35      0.71      0.71     0.71     0.68
Net asset value, end of
 period                   $     11.95     12.34     12.88    12.72    12.59
Total Return(3)           %     (0.36)     1.31      7.02     6.88     2.52
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                  $       662       751       224       61       24
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4) %      2.02      1.90      2.00     1.92     2.01
Gross expenses prior to
 expense reimbursement(4) %      2.02      1.90      2.05     1.92     2.16
Net investment income
 after expense
 reimbursement(4)         %      5.19      5.57      4.29     5.25     5.73
Portfolio turnover rate   %        41        58       134      172      170

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

Financial
Highlights                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                             Class A                            Class B
                              -----------------------------------  ----------------------------------
                              Six months     Three                 Six months    Three
                                ended       months      July 27,      ended      months     July 27,
                               Dec. 31,      ended     1998(1) to    Dec. 31,    ended     1998(1) to
                                 1999       June 30,    March 31,     1999       June 30,   March 31,
                              (unaudited)    1999(2)      1999     (unaudited)   1999(2)      1999
                              -----------    -------      ----     -----------   -------      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period            12.59       12.89       13.08        12.33       12.61       12.78
Income from investment
operations:
Net investment income            0.45        0.26        0.53         0.42        0.18        0.45
Net realized and
 unrealized gains (loss)
 on investments                 (0.44)      (0.42)      (0.08)       (0.43)      (0.33)      (0.05)
Total from investment
 operations                      0.01       (0.16)       0.45        (0.01)      (0.15)       0.40
Less distributions from:
Net investment income            0.44        0.14        0.53         0.42        0.13        0.46
Net realized gains on
investments                        --          --        0.11           --          --        0.11
Net asset value, end of
 period                         12.16       12.59       12.89        11.90       12.33       12.61
Total Return(3):                 0.14       (1.23)       5.60        (0.08)      (1.20)       5.17
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                        2,453       2,736       5,751        5,407       5,658       6,637
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)        0.95        0.90        0.96         1.35        1.29        1.37
Gross expenses prior to
 expense reimbursement(4)        1.81        1.56        1.98         2.21        1.95        2.42
Net investment income
 (loss) after expense
 reimbursement(4)                7.42        5.88        5.81         7.00        5.49        5.35
Portfolio turnover                 76          69         274           76          69         274

                                                     Class C
                                        ----------------------------------
                                         Six months   Three
                                           ended      months     July 27,
                                          Dec. 31,    ended     1998(1) to
                                           1999      June 30,    March 31,
                                        (unaudited)   1999(2)      1999
                                        -----------   -------      ----
Per Share Operating Performance:
Net asset value, beginning of period       12.81       13.10       13.27
Income from investment
operations:
Net investment income                       0.44        0.19        0.48
Net realized and unrealized
gains (loss) on investments                (0.45)      (0.35)      (0.06)
Total from investment operations           (0.01)      (0.16)       0.42
Less distributions from:
Net investment income                       0.42        0.13        0.48
Net realized gains on
investments                                   --          --        0.11
Net asset value, end of period             12.38       12.81       13.10
Total Return(3):                           (0.08)      (1.21)       5.19
Ratios/Supplemental Data:
Net assets, end of period (000's)          4,380       7,965       8,128
Ratios to average net assets:
Net expenses after expense
reimbursement(4)                            1.35        1.29        1.36
Gross expenses prior to expense
reimbursement(4)                            2.21        1.95        2.41
Net investment income (loss)
after expense reimbursement(4)              7.00        5.49        5.36
Portfolio turnover                            76          69         274

----------
(1)  The Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, Pilgrim Investment, Inc., became the Investment Manager of the Fund.

(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.

(4)  Annualized.

                                                                       Financial
PILGRIM HIGH YIELD FUND                                               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A
                              ---------------------------------------------------------------------------
                                  Six
                                 months                                              Eight
                                 ended                                              months      Year
                                Dec. 31,            Year ended June 30,             ended       ended
                                 1999        ----------------------------------    June 30,   October 31,
                              (unaudited)    1999      1998      1997      1996   1995(1)(3)     1994
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $      5.93        6.94      6.80      6.36      6.15      5.95        6.47
Income (loss) from
 investment operations:
Net investment income      $      0.28        0.58      0.61      0.61      0.59      0.35        0.54
Net realized and
 unrealized gain (loss)
 on investments            $     (0.40)      (0.96)     0.16      0.43      0.16      0.21       (0.51)
Total from investment
 operations                $     (0.12)      (0.38)     0.77      1.04      0.75      0.56        0.03
Less distributions from:
Net investment income      $      0.30        0.62      0.63      0.60      0.54      0.36        0.55
In excess of net
 investment income         $        --        0.01        --        --        --        --          --
Total distributions        $      0.30        0.63      0.63      0.60      0.54      0.36        0.55
Net asset value, end of
 period                    $      5.51        5.93      6.94      6.80      6.36      6.15        5.95
Total Return(4):           %     (2.09)      (5.57)    11.71     17.14     12.72      9.77        0.47
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                  $   108,041     131,535   102,424    35,940    18,691    15,950      16,046
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)  %      1.00        1.00      1.00      1.00      1.00      2.25        2.00
Gross expenses prior to
 expense reimbursement(5)  %      1.15        1.12      1.17      1.42      2.19      2.35        2.07
Net investment income
 after expense
 reimbursement(5)          %     10.03        9.32      9.05      9.54      9.46      8.84        8.73
Portfolio turnover rate    %        47         184       209       394       399       166         192

                                                 Class B
                             -------------------------------------------------
                                 Six
                                months
                                ended                                July 17,
                               Dec. 31,       Year ended June 30,   1995(2) to
                                1999        ----------------------   June 30,
                             (unaudited)    1999     1998     1997     1996
                             -----------    ----     ----     ----     ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $      5.92       6.92     6.78     6.36     6.20
Income (loss) from
 investment operations:
Net investment income      $      0.27       0.53     0.58     0.57     0.48
Net realized and
 unrealized gain (loss)
 on investments            $     (0.41)     (0.96)    0.14     0.41     0.14
Total from investment
 operations                $     (0.14)     (0.43)    0.72     0.98     0.62
Less distributions from:
Net investment income      $      0.28       0.56     0.58     0.56     0.46
In excess of net
 investment income         $        --       0.01       --       --       --
Total distributions        $      0.28
Net asset value, end of
 period                    $      5.50       5.92     6.92     6.78     6.36
Total Return(4):           %     (2.45)     (6.23)   10.90    16.04    10.37
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $   243,075    261,589  154,303   40,225    2,374
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)  %      1.75       1.75     1.75     1.75     1.75
Gross expenses prior to
 expense reimbursement(5)  %      1.90       1.87     1.92     2.17     2.94
Net investment income
 after expense
 reimbursement(5)          %      9.27       8.57     8.30     8.64     9.02
Portfolio turnover rate    %        47        184      209      394      339


                                                        Class C
                                               -------------------------
                                                 Six months
                                                   ended        May 27,
                                                  Dec. 31,    1999(2) to
                                                    1999       June 30,
                                                (unaudited)      1999
Per Share Operating Performance:
 Net asset value, beginning of period      $        5.92         5.91
Income (loss) from investment
operations:
 Net investment income                     $        0.28         0.05
Net realized and unrealized gain (loss)
on investments                             $       (0.43)        0.01
 Total from investment operations          $       (0.15)        0.06
Less distributions from:
Net investment income                      $        0.28         0.05
 In excess of net investment income        $          --           --
Total distributions                                 0.28
 Net asset value, end of period            $        5.49         5.92
Total Return(4):                           %       (2.54)        0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $       5,614          551
Ratios to average net assets:
 Net expenses after expense
reimbursement(5)                           %        1.75         1.75
Gross expenses prior to expense
reimbursement(5)                           %        1.90         1.87
 Net investment income after expense
reimbursement(5)                           %        9.33         8.57
Portfolio turnover rate                    %          47          184

                                                    Class M
                                ------------------------------------------------
                                 Six months
                                   ended                               July 17,
                                  Dec. 31,     Year ended June 30,    1995(2) to
                                   1999      -----------------------   June 30,
                                (unaudited)  1999     1998      1997     1996
Per Share Operating
 Performance:
Net asset value,
 beginning of period                5.93      6.92     6.78     6.36     6.20
Income (loss) from
 investment operations:
Net investment income               0.27      0.55     0.59     0.58     0.50
Net realized and
 unrealized gain (loss)
 on investments                    (0.41)    (0.95)    0.14     0.41     0.14
Total from investment
 operations                        (0.14)    (0.40)    0.73     0.99     0.64
Less distributions from:
Net investment income               0.29      0.58     0.59     0.57     0.48
In excess of net
 investment income                    --      0.01       --       --       --
Total distributions                 0.29
Net asset value, end of
 period                             5.50      5.93     6.92     6.78     6.36
Total Return(4):                   (2.50)    (5.85)   11.16    16.29    10.69
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                          18,768    24,129   19,785    8,848    1,243
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(5)           1.50      1.50     1.50     1.50     1.50
Gross expenses prior to
 expense reimbursement(5)           1.65      1.62     1.67     1.92     2.69
Net investment income
 after expense
 reimbursement(5)                   9.53      8.82     8.55     8.93     9.41
Portfolio turnover rate               47       184      209      394      339

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.

(2)  Commencement of offering shares.

(3)  Effective  November 1, 1994,  High Yield Fund  changed its year end to June
     30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(5)  Annualized.

Financial
Highlights                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Class A
                                 -----------------------------------------------
                                  Six months     Three
                                    ended       months      Year      March 27,
                                   Dec. 31,      ended       ended      1998 to
                                    1999       June 30,    March 31,   March 31,
                                 (unaudited)    1999(2)      1999        1998(1)
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $       11.57        11.66        12.72       12.70
Income from investment
 operations:
Net investment income       $        0.58         0.28         1.12        0.01
Net realized and
 unrealized gains (loss)
 on investments             $       (0.40)       (0.09)       (1.00)       0.01
Total from investment
 operations                 $        0.18         0.19         0.12        0.02
Less distributions from:
Net investment income       $        0.58         0.28         1.18          --
Net asset value, end of
 period                     $       11.17        11.57        11.66       12.72
Total Return(3):            %        1.91         1.60         1.13        0.16
Ratios/Supplemental Data:
Net assets, end of period
  (000's)                   $     10,415       16,795       17,327       4,690
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %        1.10         1.10         1.12        1.06
Gross expenses prior to
 expense reimbursement(4)   %        1.25         1.37         1.53        1.06
Net investment income
 (loss) after
expense reimbursement(4)    %       10.28         9.68         9.44        7.22
Portfolio turnover          %          55           44          242         484



                                                  Class B
                                ------------------------------------------------
                                Six months     Three
                                  ended        months      Year      March 27,
                                 Dec. 31,      ended       ended      1998 to
                                   1999       June 30,   March 31,   March 31,
                                (unaudited)    1999(2)     1999       1998(1)
                                -----------    -------     ----       -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $      11.58        11.66      12.71       12.69
Income from investment
 operations:
Net investment income       $       0.54         0.27       1.04        0.01
Net realized and
 unrealized gains (loss)
 on investments             $      (0.42)       (0.09)     (0.99)       0.01
Total from investment
 operations                 $       0.12         0.18       0.05        0.02
Less distributions from:
Net investment income       $       0.54         0.26       1.10          --
Net asset value, end of
 period                     $      11.16        11.58      11.66       12.71
Total Return(3):            %       1.41         1.53       0.55        0.16
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                    $     40,553       41,882     42,960       8,892
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)   %       1.75         1.75       1.77        1.69
Gross expenses prior to
 expense reimbursement(4)   %       1.90         2.02       2.18        1.69
Net investment income
 (loss) after
 expense reimbursement(4)   %       9.57         9.03       8.84        6.61
Portfolio turnover          %         55           44        242         484


                                                    Class C
                                 -----------------------------------------------
                                 Six months     Three
                                   ended       months        Year      March 27,
                                  Dec. 31,      ended        ended      1998 to
                                    1999       June 30,     March 31,  March 31,
                                 (unaudited)   1999(2)        1999      1998(1)
                                 -----------   -------        ----      -------
Per Share Operating
 Performance:
Net asset value,
 beginning of period         $      11.58        11.66        12.71     12.69
Income from investment
 operations:
Net investment income
 (loss)                      $       0.53         0.27         1.04      0.01
Net realized and
 unrealized gains (loss)
 on investments              $      (0.40)       (0.09)       (0.99)     0.01
Total from investment
 operations                  $       0.13         0.18         0.05      0.02
Less distributions from:
Net investment income        $       0.54         0.26         1.10        --
Net asset value, end of
 period                      $      11.17        11.58        11.66     12.71
Total Return(3):             %       1.49         1.53         0.55      0.16
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                     $     16,860       18,618       21,290     4,815
Ratios to average net
 assets:
Net expenses after expense
reimbursement(4)             %       1.75         1.75         1.77      1.66
Gross expenses prior to
 expense reimbursement(4)    %       1.90         2.02         2.18      1.66
Net investment income
 (loss) after
 expense reimbursement(4)    %       9.57         9.03         8.79      6.91
Portfolio turnover           %         55           44          242       484

----------
(1)  The Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                                                       Financial
PILGRIM MONEY MARKET FUND                                             Highlights
--------------------------------------------------------------------------------

                                 Class A      Class B      Class C
                                 -------      -------      -------
                                 Period        Period       Period
                                  ended         ended        ended
                                 Dec. 31,      Dec. 31,     Dec. 31,
                                 1999(1)       1999(2)      1999(2)
                               (unaudited)   (unaudited)  (unaudited)
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $        1.00        1.00       1.00
Income from investment
 operations:
Net investment income      $        0.01        0.01       0.01
Net realized and
 unrealized gains (loss)
 on investments            $          --          --         --
Total from investment
 operations                $        0.01        0.01       0.01
Less distributions from:
Net investment income      $        0.01        0.01       0.01
Net realized gains on
investments                $          --          --         --
Net asset value, end of
 period                    $        1.00        1.00       1.00
Total Return(3):           %        0.36        1.41       1.41
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                   $       5,732      11,414      2,670
Ratios to average net
 assets:
Net expenses after
 expense reimbursement(4)  %        1.50        2.25       2.25
Gross expenses prior to
 expense reimbursement(4)  %        4.67        5.42       5.42
Net investment income
 (loss) after expense
 reimbursement(4)          %        3.58        3.19       3.19
Portfolio turnover         %          --          --         --

----------

(1)  Commenced operations on November 24, 1999.

(2)  Commenced operations on July 12, 1999.

(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.

(4)  Annualized.

Financial
Highlights
                                                          PILGRIM BALANCED FUND
----------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      Class A
                              -----------------------------------------------------------
                                  Six
                                 months     Three
                                 ended      months
                                Dec 31,     ended             Year ended March 31,
                                 1999      June 30,  ------------------------------------
                              (unaudited)  1999(2)   1999    1998    1997    1996    1995
                              -----------  -------   ----    ----    ----    ----    ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $     19.23     19.03     19.53   15.54   16.16   13.74   13.52
Income from investment
 operations:
Net investment income      $      0.30      0.10      0.36    0.26    0.32    0.34    0.21
Net realized and
 unrealized gains on
 investments               $      0.17      0.17      2.58    5.70    0.84    2.42    0.22
Total from investment
 operations                $      0.47      0.27      2.94    5.96    1.16    2.76    0.43
Less distributions from:
Net investment income      $      0.39      0.07      0.43    0.27    0.32    0.34    0.21
Net realized gains on
 investments               $      3.71        --      3.01    1.70    1.46      --      --
Net asset value, end of
 period                    $     15.60     19.23     19.03   19.53   15.54   16.16   13.74
Total Return(3):           %      2.68      1.42     17.10   39.34    6.74   20.16    3.22
Ratio/Supplemental Data:
Net assets, end of period
  (in thousands)           $    10,141     9,619     9,519   6,675   4,898   5,902   4,980
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(4)  %      1.35      1.49      1.59    1.61    1.60    1.60    1.60
Gross expenses prior to
 expense reimbursement(4)  %      1.59      1.75      1.97    2.56    3.00    3.30    2.78
Net investment income
 (loss) after expense
 reimbursement(4)          %      3.44      2.06      2.08    3.58    1.87    2.16    1.44
Portfolio turnover         %        46        63       165     260     213     197     110


                                                         Class B
                               ---------------------------------------------------------------
                                  Six
                                 months      Three
                                 ended       months                                  May 31,
                                 Dec 31,     ended        Year ended March 31,      1995(1) to
                                  1999      June 30,    --------------------------   March 31,
                               (unaudited)  1999(2)     1999       1998       1997     1996
                               -----------  -------     ----       ----       ----     ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period       $      20.59      20.38      20.07      14.88      14.18    12.50
Income from investment
 operations:
Net investment income      $       0.25       0.07       0.28       0.15       0.17     0.12
Net realized and
 unrealized gains on
 investments               $       0.20       0.18       2.74       5.58       0.70     1.68
Total from investment
 operations                $       0.45       0.25       3.02       5.73       0.87     1.80
Less distributions from:
Net investment income      $       0.33       0.04       0.31       0.15       0.17     0.12
Net realized gains on
 investments               $       3.97         --       2.40       0.39         --       --
Net asset value, end of
 period                    $      16.74      20.59      20.38      20.07      14.88    14.18
Total Return(3):           %       2.39       1.24      16.49      38.79       6.10    14.45
Ratio/Supplemental Data:
Net assets, end of period
  (in thousands)           $      7,716      7,157      6,048      4,254      2,133      673
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(4)  %       2.00       2.14       2.24       2.26       2.25     2.25
Gross expenses prior to
 expense reimbursement(4)  %       2.24       2.40       2.62       2.71       6.44    13.05
Net investment income
 (loss) after expense
 reimbursement(4)          %       2.80       1.41       1.43       2.99       1.25     1.38
Portfolio turnover         %         46         63        165        260        213      197


                                                                 Class C
                                -------------------------------------------------------------------------------
                                    Six
                                   months     Three
                                   ended      months
                                  Dec 31,     ended                        Year ended March 31,
                                   1999       June 30,     ----------------------------------------------------
                                (unaudited)   1999(2)      1999        1998        1997        1996        1995
                                -----------   -------      ----        ----        ----        ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $     18.53       18.35       19.90       15.59       16.20       13.76       13.54
Income from investment
 operations:
Net investment income       $      0.24        0.06        0.26        0.15        0.21        0.24        0.11
Net realized and
 unrealized gains
 on investments             $      0.16        0.16        2.52        5.71        0.85        2.44        0.22
Total from investment
 operations                 $      0.40        0.22        2.78        5.86        1.06        2.68        0.33
Less distributions from:
Net investment income       $      0.34        0.04        0.28        0.15        0.21        0.24        0.11
Net realized gains on
 investments                $      3.57          --        4.05        1.40        1.46          --          --
Net asset value, end of
 period                     $     15.02       18.53       18.35       19.90       15.59       16.20       13.76
Total Return(3):            %      2.35        1.21       16.34       38.35        6.05       19.58        2.47
Ratio/Supplemental Data:
Net assets, end of period
 (in thousands)             $    19,494      21,331      21,655      20,784      16,990      16,586      16,470
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(4)   %      2.00        2.14        2.23        2.26        2.25        2.25        2.25
Gross expenses prior to
 expense reimbursement(4)   %      2.24        2.40        2.61        2.68        2.83        3.01        2.60
Net investment income
 (loss) after expense
 reimbursement(4)           %      2.80        1.41        1.43        2.93        1.23        1.53        0.83
Portfolio turnover          %        46          63         165         260         213         197         110

----------
(1)  Commencement of offering of shares.

(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                                                       Financial
PILGRIM CONVERTIBLE FUND                                              Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Class A
                                --------------------------------------------------------------------------------
                                   Six
                                  months       Three
                                  ended       months
                                  Dec 31,      ended                     Year ended March 31,
                                   1999       June 30,     ----------------------------------------------------
                                (unaudited)   1999(2)      1999        1998        1997        1996        1995
                                -----------   -------      ----        ----        ----        ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $       23.27       21.92       19.12       16.59       15.68       12.86       14.16
Income from investment
 operations:
Net investment income
 (loss)                     $        0.20        0.10        0.40        0.44        0.47        0.48        0.49
Net realized and
 unrealized gains
 (loss) on investments      $        6.66        1.35        3.17        4.49        1.64        2.82       (0.89)
Total from investment
 operations                 $        6.86        1.45        3.57        4.93        2.11        3.30       (0.40)
Less distributions from:
Net investment income       $        0.20        0.10        0.41        0.44        0.48        0.48        0.49
Net realized gains on
 investments                $        3.69          --        0.36        1.96        0.72          --        0.41
Net asset value, end of
 period                     $       26.24       23.27       21.92       19.12       16.59       15.68       12.86
Total Return(3):            %       31.97        6.62       19.17       31.04       13.73       26.00       (2.64)
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)              $      88,816      73,133      65,742      47,290      32,082      31,712      31,150
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(4)   %        1.33        1.45        1.53        1.57        1.60        1.60        1.60
Gross expenses prior to
 expense
reimbursement(4)            %        1.34        2.10        1.65        1.74        1.75        1.76        1.76
Net investment income
 (loss) after
 expense reimbursement(4)   %        1.75        1.82        2.08        5.64        2.83        3.29        3.71
Portfolio turnover          %          68          28         138         160         167         145         126


                                                                       Class B
                                        ----------------------------------------------------------------
                                    Six
                                    months       Three
                                    ended       months                                   May 31,
                                    Dec 31,      ended       Year ended March 31,      1995(1) to
                                     1999       June 30,   ----------------------       March 31,
                                  (unaudited)    1999(2)    1999     1998     1997        1996
                                  -----------    -------    ----     ----     ----        ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        25.34       23.86       20.56       16.60       14.96      12.50
Income from investment
 operations:
Net investment income
 (loss)                     $         0.12        0.07        0.29        0.32        0.31       0.24
Net realized and
 unrealized gains
 (loss) on investments      $         7.25        1.47        3.47        4.65        1.64       2.46
Total from investment
 operations                 $         7.37        1.54        3.76        4.97        1.95       2.70
Less distributions from:
Net investment income       $         0.12        0.06        0.27        0.32        0.31       0.24
Net realized gains on
 investments                $         4.01          --        0.19        0.69          --         --
Net asset value, end of
 period                     $        28.58       25.34       23.86       20.56       16.60      14.96
Total Return(3):            %        31.56        6.47       18.52       30.51       13.01      21.72
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)             $      108,527      68,091      58,736      36,725      12,740      2,125
Ratio to average net
 assets:
Net expenses after
 expense reimbursement(4)   %         1.98        2.10        2.18        2.22        2.25       2.25
Gross expenses prior to
 expense reimbursement(4)   %         1.99        2.10        2.30        2.33        3.19       7.08
Net investment income
 (loss) after
 expense reimbursement(4)   %         1.10        1.17        1.44        5.04        2.29       2.59
Portfolio turnover          %          168          28         138         160         167        145


                                                                              Class C
                                  -----------------------------------------------------------------------
                                      Six
                                     months     Three
                                     ended      months
                                    Dec 31,     ended                   Year ended March 31,
                                     1999       June 30,    ---------------------------------------------
                                  (unaudited)   1999(2)     1999       1998      1997      1996      1995
                                  -----------   -------     ----       ----      ----      ----      ----
Per Share Operating
 Performance:
Net asset value,
 beginning of period        $        23.78        22.40      19.55      17.05     15.89     13.03     14.28
Income from investment
 operations:
Net investment income
 (loss)                     $         0.13         0.07       0.28       0.34      0.37      0.40      0.41
Net realized and
 unrealized gains
 (loss) on investments      $         6.78         1.37       3.25       4.60      1.66      2.86     (0.89)
Total from investment
 operations                 $         6.91         1.44       3.53       4.94      2.03      3.26     (0.48)
Less distributions from:
Net investment income       $         0.12         0.06       0.25       0.34      0.37      0.40      0.41
Net realized gains on
 investments                $         3.76           --       0.43       2.10      0.50        --      0.36
Net asset value, end of
 period                     $        26.81        23.78      22.40      19.55     17.05     15.89     13.03
Total Return(3):            %        31.56         6.45      18.45      30.22     12.91     25.24     (3.26)
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)             $      132,756      100,276     95,998     81,561    62,143    58,997    61,792
Ratio to average net assets:
Net expenses after
 expense reimbursement(4)   %         1.98         2.10       2.18       2.22      2.25      2.25      2.25
Gross expenses prior to
 expense reimbursement(4)   %         1.99         2.10       2.30       2.31      2.29      2.28      2.29
Net investment income
 (loss) after
 expense reimbursement(4)   %         1.10         1.17       1.44       4.99      2.18      2.64      3.05
Portfolio turnover          %           68           28        138        160       167       145       126

----------
(1) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(2)  Commencement of offering shares.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized.

                                       82
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Pilgrim
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       NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAF") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF, formerly Nicholas-Applegate Mutual Funds, is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Money Market Fund, Pilgrim Balanced Fund and Pilgrim Convertible Fund. In a transaction that closed on May 21, 1999, Pilgrim Investments, Inc. became the Investment Manager and Pilgrim Securities, Inc. became the Distributor of the Funds in PMF. While Pilgrim Investments, Inc. manages all the portfolios of PMF, Nicholas-Applegate Capital Management acts as sub-advisor to all the PMF portfolios with the exception of Strategic Income Fund, High Yield Fund II, Money Market Fund and Balanced Fund.

Bank and Thrift Fund was organized as a Maryland Corporation in 1986. PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of each Fund is described in each Fund's prospectus.

The Money Market Fund seeks to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open end investment company. The Primary Reserve Institutional Fund declares dividends of its net investment income daily, which the Money Market Fund records as dividend income. In addition, the Money Market Fund incurs its own expenses. The financial statements of the Primary Reserve Institutional Fund are included in this report and should be read in conjunction with the financial statements of the Money Market Fund.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Reorganization. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received

                                       83
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Pilgrim
Funds
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 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices (Pilgrim High Yield Fund is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.


C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's

                                       84
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Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.


D.   Foreign  Currency  Transactions.  Certain  funds  may  enter  into  foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at December 31, 1999.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually       Semi-Annually         Quarterly         Monthly

     LargeCap       MagnaCap              Balanced          Strategic
      Leaders                             Convertible        Income
     LargeCap                                               Government
      Growth                                                 Securities
     MidCap                                                  Income
      Value                                                 High Yield
     MidCap                                                 High
      Growth                                                 Yield II
     SmallCap                                               Money
      Growth                                                 Market
     Bank and
      Thrift
     International
      Core
      Growth
     Worldwide
      Growth
     Asia-Pacific
      Equity
     International
      SmallCap
      Growth
     Emerging
      Countries

     Pilgrim High Yield II and Pilgrim Money Market declare and go ex-dividend daily and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations,

                                       85
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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.


F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 1999:

                                                 Amount     Expiration Dates
                                                 ------     ----------------
     International Core Growth                $ 2,108,292           2005
     Emerging Countries                        76,846,244           2005
     Asia-Pacific Equity                       29,974,147       2005 to 2006
     Government Securities Income               6,224,461       1999 to 2006
     High Yield                                 9,719,347       2001 to 2002
     High Yield II                              2,988,771           2007

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of the LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund under the Investment

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Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

     Certain registration costs incurred in the organization of Pilgrim Money Market Fund were capitalized and are being amortized over a period of one year.

J.   Reclassification.   Certain  prior  period  amounts  in  the   accompanying
     financial statements have been reclassified to conform with current period presentation.

K. Securities Lending. Through May 21, 1999, each Fund in PMF had the option to temporarily loan securities, up to 30% of its total assets, to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralized the loans with cash, letters of credit or U.S. Government securities.

L. Redemption Fees. During the year ended June 30, 1999, Bank and Thrift Fund's prospectus allowed that, until October 17, 1998, a 2% redemption fee would be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. Such redemption fee was payable to the Fund and is reflected as redemption fee income in the accompanying financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended December 31, 1999, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                      Purchases         Sales
                                                      ---------         -----
MagnaCap Fund                                       $ 67,530,146    $ 73,230,365
LargeCap Leaders Fund                                  3,787,457       5,681,389
LargeCap Growth Fund                                 394,454,270     181,328,678
MidCap Value Fund                                     43,159,119      56,741,068
MidCap Growth                                        193,516,557     215,893,014
SmallCap Growth Fund                                 159,221,578     185,533,720
Bank and Thrift Fund                                  28,944,383     182,671,906
Worldwide Growth Fund                                366,140,202     262,133,840
International Core Growth Fund                        60,119,815      54,302,685
International SmallCap Growth Fund                   275,837,780     147,652,194
Emerging Countries Fund                              203,638,563     208,179,549
Asia-Pacific Equity Fund                              21,865,854      20,686,605
Government Securities Income Fund                     13,458,630      13,118,580
Strategic Income Fund                                 10,297,797      13,360,341
High Yield Fund                                      177,521,231     210,155,438
High Yield Fund II                                    46,582,809      55,260,795
Balanced Fund                                         16,168,740      16,619,337
Convertible Fund                                     186,887,208     180,044,244
Money Market Fund                                    840,315,687     821,207,987

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At December 31, 1999, Bank and Thrift Fund has the following holdings in affiliated companies:

                 Acquisition   Shares                   Market        % of
                    Date        Held        Cost        Value      Net Assets
                    ----        ----        ----        -----      ----------
American          February     430,000   $4,914,375   $2,821,875     0.61%
  Safety         13, 1998 to
  Insurance       November
  Group, Ltd.      6, 1998
21st Century      November     177,000    1,330,875      730,125     0.16%
  Holding          5, 1998
  Company
International     November     375,000    3,281,089    2,343,750     0.50%
  Aircraft       5, 1997 to
  Investors       April 15,
                    1999
Southwest         March 16,    200,000    4,875,938    4,000,000     0.86%
  Bancorp.         1999 to
                  March 17,
                    1999

During the six months ended December 31, 1999 the Fund received $40,000 in dividend income from Southwest Bancorp. There was no other dividend income from affiliates during the period.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries and Asia-Pacific Equity -- 1.25%; for LargeCap Leaders, MidCap Value and SmallCap Growth -- 1.00%; for Worldwide Growth, International Core Growth and International SmallCap

                                       87
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Funds
------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Growth -- 1.00% for the first $500 million, 0.90% of the next $500 million and 0.85% in excess of $1.0 billion; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Bank and Thrift -- 1.00% for the first $30 million, 0.75% of the next $95 million and 0.70% in excess of $125 million; for Government Securities Income -- 0.50% for the first $500 million, 0.45% of the next $500 million and 0.40% in excess of $1.0 billion.

The manager does not charge a management fee for Money Market Fund since the Fund invests solely in another open-end regulated investment company. However, the Fund pays the manager an administrative fee of 0.25% computed daily and payable monthly based on average daily net assets.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                            Class A    Class B    Class C    Class M    Class Q
                            -------    -------    -------    -------    -------
MagnaCap Fund                0.30%      1.00%      1.00%      0.75%      0.25%
LargeCap Leaders Fund        0.25%      1.00%      1.00%      0.75%       N/A
LargeCap Growth Fund         0.35%      1.00%      1.00%       N/A       0.25%
MidCap Value Fund            0.25%      1.00%      1.00%      0.75%       N/A
MidCap Growth                0.35%      1.00%      1.00%       N/A       0.25%
SmallCap Growth Fund         0.35%      1.00%      1.00%       N/A       0.25%
Bank and Thrift Fund         0.25%      1.00%       N/A        N/A        N/A
Worldwide Growth Fund        0.35%      1.00%      1.00%       N/A       0.25%
International Core
  Growth Fund                0.35%      1.00%      1.00%       N/A       0.25%
International SmallCap
  Growth Fund                0.35%      1.00%      1.00%       N/A       0.25%
Emerging Countries Fund      0.35%      1.00%      1.00%       N/A       0.25%
Asia-Pacific Equity Fund     0.25%      1.00%       N/A       0.75%       N/A
Government Securities
  Income Fund                0.25%      1.00%      1.00%      0.75%       N/A
Strategic Income Fund        0.35%      0.75%      0.75%       N/A       0.25%
High Yield Fund              0.25%      1.00%      1.00%      0.75%      0.25%
High Yield Fund II           0.35%      1.00%      1.00%       N/A       0.25%
Balanced Fund                0.35%      1.00%      1.00%       N/A       0.25%
Convertible Fund             0.35%      1.00%      1.00%       N/A       0.25%
Money Market Fund            0.25%      1.00%      1.00%       N/A        N/A

For the six months ended December 31, 1999 the Funds paid the following distribution fees by class to the Distributor.

                            Class A     Class B     Class C    Class M   Class Q
                            -------     -------     -------    -------   -------

MagnaCap                    $526,227   $  423,690   $ 10,155   $58,266   $ 742
LargeCap Leaders              10,865       89,741        507    20,416     N/A
LargeCap Growth               75,070      421,411    151,981     N/A         3
MidCap Value                  17,712       93,172        416    30,653     N/A
MidCap Growth                 96,191      216,713    600,354     N/A       133
SmallCap Growth              141,743      212,722    619,308     N/A       (24)
Bank and Thrift              414,173    1,043,267      N/A       N/A       N/A
Worldwide Growth             116,624      172,183    494,529     N/A        --
International Core Growth     17,981       52,368     55,056     N/A         3
International SmallCap
  Growth                      91,640      159,411    130,851     N/A       226
Emerging Countries            68,577       99,499     91,835     N/A       (19)
Asia-Pacific Equity           17,877       50,877      N/A      20,914     N/A
Government Securities
  Income                      25,943       45,891      2,393     2,747     N/A
Strategic Income               3,715       13,775     15,266     N/A        --
High Yield                   153,559      950,162     13,406    82,635      --
High Yield II                 16,957      153,374     69,494     N/A        --
Balanced                      12,182       28,148     76,418     N/A        --
Convertible                   85,149      295,845    396,029     N/A         4
Money Market                   2,929       18,590      3,657     N/A       N/A

For the six months ended December 31, 1999, the Distributor has retained $482,270 as sales charges from the proceeds of Class A Shares sold, $3,725,448 from the proceeds of Class B Shares redeemed, $62,804 from the proceeds of Class C Shares redeemed, and $6,441 from the proceeds of Class M Shares sold.

                                       88
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 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the six months ended December 31, 1999 are shown in the accompanying Statements of Operations.

At December 31, 1999, the Funds owed the following service fees:

     MagnaCap                                        $34,719
     LargeCap Leaders                                  4,047
     LargeCap Growth                                     --
     MidCap Value                                        967
     MidCap Growth                                     4,671
     SmallCap Growth                                   5,263
     Bank and Thrift                                  31,123
     Worldwide Growth                                  7,710
     International Core Growth                         1,155
     International SmallCap Growth                         4
     Emerging Countries                                4,298
     Asia-Pacific Equity                               1,985
     Government Securities Income                      3,344
     Strategic Income                                    --
     High Yield                                        1,890
     High Yield II                                       479
     Balanced                                            650
     Convertible                                       3,245
     Money Market Fund                                 6,855

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                  Class A     Class B     Class C     Class M
                                  -------     -------     -------     -------
LargeCap Leaders                   1.75%       2.50%       2.50%        2.25%
LargeCap Growth                    1.60%       2.25%       2.25%          --
MidCap Value                       1.75%       2.50%       2.50%        2.25%
MidCap Growth                      1.60%       2.25%       2.25%          --
SmallCap Growth                    1.95%       2.60%       2.60%          --
Worldwide Growth                   1.85%       2.50%       2.50%          --
International Core Growth          1.95%       2.60%       2.60%          --
International SmallCap Growth      1.95%       2.60%       2.60%          --
Emerging Countries                 2.25%       2.90%       2.90%          --
Asia-Pacific Equity                2.00%       2.75%         --         2.50%
Government Securities Income            (1)         (1)         (1)          (1)
Strategic Income                   0.95%       1.35%       1.35%          --
High Yield                         1.00%       1.75%       1.75%        1.50%
High Yield II                      1.10%       1.75%       1.75%          --
Balanced                           1.60%       2.25%       2.25%          --
Convertible                        1.60%       2.25%       2.25%          --
Money Market                       1.50%       2.25%       2.25%          --

----------
(1) The Investment Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitations cannot be changed without shareholder approval.

Amounts receivable from the Investment Advisor at December 31, 1999 for expense waivers are included in Receivables due from affiliate in the accompanying Statements of Assets and Liabilities.

NOTE 9 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on May 1, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of December 31, 1999 there was no balance outstanding under the credit facility.

                                       89
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 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                        Class A Shares                    Class B Shares
                               -------------------------------    ------------------------------
                                 Six Months          Year           Six Months          Year
                                   Ended             Ended            Ended            Ended
                               Dec. 31, 1999     June 30, 1999    Dec. 31, 1999    June 30, 1999
                               -------------     -------------    -------------    -------------
MagnaCap Fund
 (Number of Shares)
Shares sold                       4,004,488        13,502,711          749,792        2,873,334
Shares issued as
 reinvestments of dividends       2,042,316         1,828,625          670,171          516,048
Shares redeemed                  (5,736,908)      (14,934,578)      (1,236,263)      (1,307,942)
                               ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                        309,896           396,758          183,700        2,081,440
                               ============     =============     ============     ============
MagnaCap Fund ($)
Shares sold                    $ 67,621,459     $ 222,180,950     $ 12,460,401     $ 46,072,779
Shares issued as
 reinvestments of dividends      33,393,993        28,388,968       10,716,033        7,888,183
Shares redeemed                 (96,657,386)     (246,413,983)     (20,236,125)     (20,667,305)
                               ------------     -------------     ------------     ------------
Net increase in shares
 outstanding                   $  4,358,065     $   4,155,935     $  2,940,310     $ 33,293,657
                               ============     =============     ============     ============

                                      Class C Shares                  Class M Shares
                              ------------------------------- -------------------------------
                                Six Months     June 1, 1999     Six Months         Year
                                   Ended            to             Ended           Ended
                               Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                              --------------- --------------- --------------- ---------------
MagnaCap Fund
 (Number of Shares)
Shares sold                         121,516            34,608           44,689          210,689
Shares issued as
 reinvestments of dividends          13,431                --           94,820           95,725
Shares redeemed                        (818)               --         (130,729)        (238,673)
                                -----------          --------      -----------      -----------
Net increase in shares
 outstanding                        134,128            34,608            8,780           67,741
                                ===========          ========      ===========      ===========
MagnaCap Fund ($)
Shares sold                     $ 2,032,925          $588,611      $   745,838      $ 3,356,295
Shares issued as
 reinvestments of dividends         214,754                --        1,532,001        1,471,188
Shares redeemed                     (13,529)               --       (2,169,430)      (3,784,141)
                                -----------          --------      -----------      -----------
Net increase in shares
 outstanding                    $ 2,234,150          $588,611      $   108,409      $ 1,043,342
                                ===========          ========      ===========      ===========

                                                Class Q Shares
                                                --------------
                                                 Nov. 22, 1999
                                                      to
                                                 Dec. 31, 1999
                                                --------------
MagnaCap Fund
 (Number of Shares)
Shares sold                                           615,006
Shares issued as reinvestments of dividends                --
Shares redeemed                                            --
                                                  -----------
Net increase in shares outstanding                    615,006
                                                  ===========
MagnaCap Fund ($)
Shares sold                                       $10,000,000
Shares issued as reinvestment of dividends                 --
Shares redeemed                                            --
                                                  -----------
Net increase in shares outstanding                $10,000,000
                                                  ===========

                                       Class A Shares                  Class B Shares
                                -----------------------------   -----------------------------
                                 Six Months         Year         Six Months         Year
                                    Ended           Ended           Ended           Ended
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                           81,977         251,465         289,561          735,637
Shares issued as reinvestment
 of dividends                         58,405           9,173         160,941           24,514
Shares redeemed                      (64,483)       (287,552)       (326,077)        (408,748)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding                   75,899         (26,914)        124,426          351,403
                                 ===========     ===========     ===========     ============
LargeCap Leaders Fund ($)
Shares sold                      $ 1,382,264     $ 3,946,541     $ 4,676,408     $ 11,541,367
Shares issued as reinvestment
 of dividends                        929,808         146,637       2,481,716          384,368
Shares redeemed                   (1,086,859)     (4,313,891)     (5,333,845)      (6,043,904)
                                 -----------     -----------     -----------     ------------
Net increase (decrease) in
 shares outstanding              $ 1,225,213     $  (220,713)    $ 1,824,279     $  5,881,831
                                 ===========     ===========     ===========     ============

                                       Class C Shares                  Class M Shares
                                -----------------------------   -----------------------------
                                 Six Months     June 17, 1999    Six Months         Year
                                    Ended            to             Ended           Ended
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                           24,933               2          24,847          32,969
Shares issued as reinvestment
 of dividends                            667              --          38,028           7,380
Shares redeemed                       (2,725)             --         (46,603)        (89,184)
                                 -----------     -----------     -----------     -----------
Net increase (decrease) in
 shares outstanding                   22,875               2          16,272         (48,835)
                                 ===========     ===========     ===========     ===========
LargeCap Leaders Fund ($)
Shares sold                      $   384,070     $        30     $   404,245     $   521,236
Shares issued as reinvestment
 of dividends                         10,290              --         593,236         116,160
Shares redeemed                      (44,339)             --        (773,792)     (1,317,582)
                                 -----------     -----------     -----------     -----------
Net increase (decrease) in
 shares outstanding              $   350,021     $        30     $   223,689     $  (680,186)
                                 ===========     ===========     ===========     ===========

                                       90
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------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                        Class A Shares
                                -----------------------------------------------------------
                                  Six Months       3 Months         Year         July 21,
                                    Ended           Ended          Ended         1997 to
                                   Dec. 31,        June 30,       March 31,      March 31,
                                     1999            1999           1999           1998
                                 ------------    ------------    -----------    -----------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                         2,369,986         601,704        387,443        314,594
Shares issued as reinvestments
 of dividends                          21,727              --          9,412             65
Shares redeemed                      (533,525)        (28,795)      (199,495)       (13,075)
                                 ------------    ------------    -----------    -----------
Net increase in shares
 outstanding                        1,858,188         572,909        197,360        301,584
                                 ============    ============    ===========    ===========
LargeCap Growth Fund ($)
Shares sold                      $ 73,653,042    $ 16,107,475    $ 7,119,334    $ 4,334,894
Shares issued as reinvestments
 of dividends                         707,412              --        159,721            871
Shares redeemed                   (17,544,147)       (769,089)    (3,328,040)      (177,917)
                                 ------------    ------------    -----------    -----------
Net increase in shares
 outstanding                     $ 56,816,307    $ 15,338,386    $ 3,951,015    $ 4,157,848
                                 ============    ============    ===========    ===========


                                                        Class B Shares
                                 ------------------------------------------------------------
                                   Six Months       3 Months          Year          July 21,
                                     Ended            Ended           Ended         1997 to
                                    Dec. 31,        June 30,        March 31,      March 31,
                                      1999            1999            1999            1998
                                 -------------    ------------    ------------    -----------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          4,132,387       1,006,149         722,166        239,436
Shares issued as reinvestments
 of dividends                           38,999              --           4,145            224
Shares redeemed                       (282,818)        (63,827)       (129,658)       (35,907)
                                 -------------    ------------    ------------    -----------
Net increase in shares
 outstanding                         3,888,568         942,322         596,653        203,753
                                 =============    ============    ============    ===========
LargeCap Growth Fund ($)
Shares sold                      $ 126,339,458    $ 27,013,724    $ 13,914,112    $ 3,275,198
Shares issued as reinvestments
 of dividends                        1,276,981              --          70,921          3,000
Shares redeemed                     (8,834,942)     (1,716,619)     (2,523,553)      (493,670)
                                 -------------    ------------    ------------    -----------
Net increase in shares
 outstanding                     $ 118,781,497    $ 25,297,105    $ 11,461,480    $ 2,784,528
                                 =============    ============    ============    ===========


                                                      Class C Shares
                                -------------------------------------------------------------
                                   Six Months        3 Months         Year         July 21,
                                      Ended           Ended           Ended         1997 to
                                    Dec. 31,         June 30,       March 31,      March 31,
                                      1999             1999           1999           1998
                                 -------------    ------------    ------------    -----------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          1,592,198         322,341         293,854         65,178
Shares issued as reinvestments
 of dividends                           13,490              --           1,216             55
Shares redeemed                        (68,817)        (10,496)        (35,900)        (3,829)
                                  ------------     -----------     -----------      ---------
Net increase in shares
 outstanding                         1,536,871         311,845         259,170         61,404
                                  ============     ===========     ===========      =========
LargeCap Growth Fund ($)
Shares sold                       $ 49,343,883     $ 8,625,780     $ 5,792,910      $ 890,031
Shares issued as reinvestments
 of dividends                          443,448              --          20,875            742
Shares redeemed                     (2,133,106)       (279,527)       (642,955)       (53,621)
                                  ------------     -----------     -----------      ---------
Net increase in shares
 outstanding                      $ 47,654,225     $ 8,346,253     $ 5,170,830      $ 837,152
                                  ============     ===========     ===========      =========


                                                        Class Q Shares
                                 ------------------------------------------------------------
                                  Six Months        3 Months         Year            Year
                                    Ended            Ended           Ended           Ended
                                   Dec. 31,         June 30,       March 31,       March 31,
                                     1999             1999            1999           1998
                                 -------------    ------------    ------------    -----------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                            221,752          27,961         176,779         51,175
Shares issued as reinvestments
 of dividends                            2,730              --           1,139             11
Shares redeemed                        (11,546)         (9,901)        (34,429)          (181)
                                 -------------    ------------    ------------    -----------
Net increase in shares
 outstanding                           212,936          18,060         143,489         51,005
                                 =============    ============    ============    ===========
LargeCap Growth Fund ($)
Shares sold                      $   6,851,183    $    753,086    $  3,396,063    $   714,785
Shares issued as reinvestments
 of dividends                           93,151              --          19,518            153
Shares redeemed                       (365,419)       (263,465)       (600,590)        (2,705)
                                 -------------    ------------    ------------    -----------
Net increase in shares
 outstanding                     $   6,578,915    $    489,621    $  2,814,991    $   712,233
                                 =============    ============    ============    ===========


                                        Class A Shares                   Class B Shares
                               -------------------------------   -----------------------------
                                 Six Months          Year         Six Months          Year
                                    Ended           Ended            Ended           Ended
                                Dec. 31, 1999   June 30, 1999    Dec. 31, 1999   June 30, 1999
                               --------------- ---------------   -------------- --------------
MidCap Value Fund
 (Number of Shares)
Shares sold                            43,276         289,831         109,243         418,549
Shares issued as reinvestment
 of dividends                           5,045          97,756          10,125         163,266
Shares redeemed                      (428,890)       (834,562)       (637,196)       (992,708)
                                -------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (380,569)       (446,975)       (517,828)       (410,893)
                                =============    ============    ============    ============
MidCap Value Fund ($)
Shares sold                     $     589,575    $  4,389,745    $  1,457,832    $  6,191,601
Shares issued as reinvestment
 of dividends                          69,464       1,381,287         135,063       2,251,448
Shares redeemed                    (5,769,059)    (12,572,823)     (8,270,645)    (14,198,024)
                                -------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding             $  (5,110,020)   $ (6,801,791)   $ (6,677,750)   $ (5,754,975)
                                =============    ============    ============    ============


                                       Class C Shares                  Class M Shares
                               ------------------------------- -------------------------------
                                 Six Months     June 2, 1999     Six Months         Year
                                    Ended            to             Ended           Ended
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------
MidCap Value Fund
 (Number of Shares)
Shares sold                            10,792           3,437          51,147        162,221
Shares issued as reinvestment
 of dividends                              50              --           3,293         60,558
Shares redeemed                          (605)           (336)       (256,102)      (336,945)
                                -------------    ------------    ------------    -----------
Net increase (decrease) in
 shares outstanding                    10,238           3,101        (201,761)      (114,166)
                                =============    ============    ============    ===========
MidCap Value Fund ($)
Shares sold                     $     142,663    $     51,058    $    694,315    $ 2,398,495
Shares issued as reinvestment
 of dividends                             669              --          44,230        838,728
Shares redeemed                        (7,839)         (5,064)     (3,429,254)    (4,910,700)
                                -------------    ------------    ------------    -----------
Net increase (decrease) in
 shares outstanding             $     135,493    $     45,994    $ (2,690,709)   $(1,673,477)
                                =============    ============    ============    ===========

                                       91
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Funds
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 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                           Class A Shares
                                 -------------------------------------------------------------
                                  Six Months      3 Months               Year Ended
                                    Ended           Ended                 March 31,
                                   Dec. 31,        June 30,     ------------------------------
                                     1999           1999            1999             1998
                                 ------------    -----------    -------------    -------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                         1,887,459        170,704        5,215,189       12,405,504
Shares issued as reinvestments
 of dividends                         974,325             --          130,197        1,012,862
Shares redeemed                    (1,685,482)      (440,581)      (6,820,248)     (13,082,835)
                                 ------------    -----------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 1,176,302       (269,877)      (1,474,862)         335,531
                                 ============    ===========    =============    =============
MidCap Growth Fund ($)
Shares sold                      $ 42,479,065    $ 3,480,826    $  93,222,436    $ 224,326,301
Shares issued as reinvestments
 of dividends                      19,954,182             --        2,271,935       16,459,004
Shares redeemed                   (38,462,267)    (9,018,100)    (120,721,071)    (237,096,577)
                                 ------------    -----------    -------------    -------------
Net increase (decrease) in
 shares outstanding              $ 23,970,980    $(5,537,274)   $ (25,226,700)   $   3,688,728
                                 ============    ===========    =============    =============

                                                          Class B Shares
                                 -------------------------------------------------------------
                                  Six Months      3 Months               Year Ended
                                    Ended           Ended                 March 31,
                                   Dec. 31,        June 30,     ------------------------------
                                     1999           1999            1999             1998
                                 ------------    -----------    -------------   --------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                           443,450        124,529          549,516        1,072,549
Shares issued as reinvestments
 of dividends                         643,199            --            69,791          123,360
Shares redeemed                      (241,664)      (113,758)        (842,979)        (799,428)
                                 -------------   ------------   --------------  --------------
Net increase (decrease) in
 shares outstanding                   844,985         10,771         (223,672)         396,481
                                 =============   ============   ==============  ==============
MidCap Growth Fund ($)
Shares sold                      $ 11,751,162    $ 3,003,625    $  11,154,074   $   20,188,443
Shares issued as reinvestments
 of dividends                      15,501,088            --         1,444,672        2,326,535
Shares redeemed                    (6,402,391)    (2,758,710)     (16,826,911)     (15,026,369)
                                 -------------   ------------   --------------  --------------
Net increase (decrease) in
 shares outstanding              $ 20,849,859    $   244,915    $  (4,228,165)  $    7,488,609
                                 =============   ============   ==============  ==============


                                                          Class C Shares
                                 ------------------------------------------------------------
                                  Six Months      3 Months               Year Ended
                                    Ended           Ended                 March 31,
                                   Dec. 31,        June 30,     -----------------------------
                                     1999           1999            1999             1998
                                 ------------    -----------    -------------    ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                           341,928        127,317       1,185,161        1,750,377
Shares issued as reinvestments
 of dividends                       2,159,366             --         121,764        2,641,098
Shares redeemed                      (569,752)      (465,369)     (3,371,242)      (4,220,870)
                                 ------------    -----------    ------------     ------------
Net increase (decrease) in
 shares outstanding                 1,931,542       (338,052)     (2,064,317)         170,605
                                 ============    ===========    ============     ============
MidCap Growth Fund ($)
Shares sold                      $  7,157,589    $ 2,416,875    $ 19,063,447     $ 29,917,347
Shares issued as reinvestments
 of dividends                      40,876,806             --       1,981,095       39,590,055
Shares redeemed                   (11,726,905)    (8,876,675)    (52,212,207)     (72,773,773)
                                 ------------    -----------    ------------     ------------
Net increase (decrease) in
 shares outstanding              $ 36,307,490    $(6,459,800)   $(31,167,665)    $ (3,266,371)
                                 ============    ===========    ============     ============


                                                          Class Q Shares
                                 -----------------------------------------------------------
                                  Six Months      3 Months               Year Ended
                                    Ended           Ended                 March 31,
                                   Dec. 31,        June 30,      ---------------------------
                                     1999           1999           1999             1998
                                 ------------    -----------     ------------    -----------
MidCap Growth Fund
 (Number of Shares)
Shares sold                            82,240        201,861         194,537         170,070
Shares issued as reinvestments
 of dividends                         102,573             --          37,715          55,785
Shares redeemed                      (481,792)       (52,773)       (185,074)       (430,179)
                                 ------------    -----------     -----------     -----------
Net increase (decrease) in
 shares outstanding                  (296,979)       149,088          47,178        (204,324)
                                 ============    ===========     ===========     ===========
MidCap Growth Fund ($)
Shares sold                      $  2,358,880    $ 5,261,515     $ 4,134,744     $ 3,584,125
Shares issued as reinvestments
 of dividends                       2,657,667             --         828,224       1,134,102
Shares redeemed                   (13,089,123)    (1,337,840)     (3,718,156)     (8,868,353)
                                 ------------    -----------     -----------     -----------
Net increase (decrease) in
 shares outstanding              $ (8,072,576)   $ 3,923,675     $ 1,244,812     $(4,150,126)
                                 ============    ===========     ===========     ===========

                                       92
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Funds
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  NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                            Class A Shares
                                 ----------------------------------------------------------------
                                   Six Months        3 Months               Year Ended
                                     Ended            Ended                  March 31,
                                    Dec. 31,         June 30,    --------------------------------
                                     1999             1999            1999              1998
                                 ------------    ------------    -------------    ---------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                         3,283,325         384,655       44,256,415        104,820,578
Shares issued as reinvestments
 of dividends                       3,070,496              --          919,060            830,976
Shares redeemed                    (3,271,622)       (652,027)     (49,753,506)      (103,463,758)
                                 ------------    ------------    -------------    ---------------
Net increase (decrease) in
 shares outstanding                 3,082,199        (267,372)      (4,578,031)         2,187,796
                                 ============    ============    =============    ===============
SmallCap Growth Fund ($)
Shares sold                      $ 58,892,478    $  6,777,887    $ 815,912,790    $ 1,931,764,538
Shares issued as reinvestments
 of dividends                      44,737,125              --       14,800,215         15,132,144
Shares redeemed                   (59,471,338)    (11,423,224)    (917,280,292)    (1,921,657,761)
                                 ------------    ------------    -------------    ---------------
Net increase (decrease) in
 shares outstanding              $ 44,158,265    $ (4,645,337)   $ (86,567,287)   $    25,238,921
                                 ============    ============    =============    ===============

                                                      Class B Shares
                                 -----------------------------------------------------------
                                  Six Months       3 Months            Year Ended
                                    Ended           Ended               March 31,
                                   Dec. 31,        June 30,     ----------------------------
                                     1999            1999           1999           1998
                                 ------------    -----------    ------------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                           330,273         62,154       1,030,266       1,553,380
Shares issued as reinvestments
 of dividends                       1,282,942             --         121,247              --
Shares redeemed                      (182,179)      (144,208)     (1,464,484)       (909,702)
                                 ------------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 1,431,036        (82,054)       (312,971)        643,678
                                 ============    ===========    ============    ============
SmallCap Growth Fund ($)
Shares sold                      $  7,356,085    $ 1,379,964    $ 19,580,720    $ 30,441,105
Shares issued as reinvestments
 of dividends                      23,529,153             --       2,371,732              --
Shares redeemed                    (4,064,699)    (3,209,533)    (28,084,966)    (17,600,099)
                                 ------------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $ 26,820,539    $ 1,829,569    $ (6,132,514)   $ 12,841,006
                                 ============    ===========    ============    ============


                                                       Class C Shares
                                 -------------------------------------------------------------
                                   Six Months      3 Months             Year Ended
                                     Ended          Ended                March 31,
                                    Dec. 31,        June 30,     -----------------------------
                                     1999            1999            1999             1998
                                 ------------    ------------    ------------    -------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                           399,462          82,725       1,806,596        4,136,702
Shares issued as reinvestments
 of dividends                       4,523,695              --         926,112        1,443,201
Shares redeemed                      (672,828)       (680,850)     (6,061,729)      (5,945,903)
                                 ------------    ------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                 4,250,329        (598,125)     (3,329,021)        (366,000)
                                 ============    ============    ============    =============
SmallCap Growth Fund ($)
Shares sold                      $  7,049,327    $  1,433,335    $ 29,105,010    $  72,644,552
Shares issued as reinvestments
 of dividends                      64,869,794              --      14,800,873       24,837,499
Shares redeemed                   (12,089,939)    (11,755,815)    (93,185,013)    (104,107,897)
                                 ------------    ------------    ------------    -------------
Net increase (decrease) in
 shares outstanding              $ 59,829,182    $(10,322,480)   $(49,279,130)   $  (6,625,846)
                                 ============    ============    ============    =============


                                                         Class Q Shares
                                 ----------------------------------------------------------
                                  Six Months      3 Months            Year Ended
                                     Ended         Ended               March 31,
                                   Dec. 31,       June 30,     ----------------------------
                                     1999           1999           1999            1998
                                 -----------    -----------    ------------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                          200,977        421,173         793,286       1,102,868
Shares issued as reinvestments
 of dividends                        226,472             --          18,226             997
Shares redeemed                     (380,535)      (392,013)       (970,001)       (531,507)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   46,914         29,160        (158,489)        572,358
                                 ===========    ===========    ============    ============
SmallCap Growth Fund ($)
Shares sold                      $ 4,795,679    $ 8,340,785    $ 12,725,287    $ 20,108,210
Shares issued as reinvestments
 of dividends                      3,668,843             --         292,442          17,715
Shares redeemed                   (7,214,976)    (7,387,773)    (15,962,787)     (9,776,365)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding                1,249,546    $   953,012    $ (2,945,058)   $ 10,349,560
                                 ===========    ===========    ============    ============

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                      Class A Shares
                             --------------------------------------------------------------
                              Six Months          Year           Six Months       Year
                                 Ended            Ended            Ended         Ended
                               Dec. 31,         June 30,          June 30,     December 31,
                                 1999             1999              1998          1997
                             ------------    -------------    -------------    ------------
Bank and Thrift Fund
 (Number of Shares)
Shares sold                       887,271        6,842,658        6,598,183       1,562,472
Shares issued as
 reinvestment of
 dividends                      1,461,900          387,793               --         705,087
Shares redeemed                (3,973,297)     (10,663,118)      (1,439,132)     (1,608,708)
                             ------------    -------------    -------------    ------------
Net increase (decrease) in
 shares outstanding            (1,624,126)      (3,432,667)       5,159,051         658,851
                             ============    =============    =============    ============
Bank and Thrift Fund ($)
Shares sold                  $ 17,155,924    $ 167,184,964    $ 179,351,328    $ 40,159,509
Shares issued as
 reinvestment of
 dividends                     28,609,385        9,012,306               --      17,958,557
Shares redeemed               (83,452,527)    (257,239,846)     (38,524,439)    (41,390,698)
                             ------------    -------------    -------------    ------------
Net increase (decrease) in
 shares outstanding          $(37,687,218)   $ (81,042,576)   $ 140,826,889    $ 16,727,368
                             ============    =============    =============    ============


                                                      Class B Shares
                             ---------------------------------------------------------------
                              Six Months          Year         Six Months         Year
                                 Ended            Ended          Ended            Ended
                               Dec. 31,         June 30,        June 30,       December 31,
                                 1999             1999            1998            1997
                             ------------    -------------    -------------    ------------
Bank and Thrift Fund
 (Number of Shares)
Shares sold                       747,302        5,775,191       10,545,101       2,911,186
Shares issued as
 reinvestment of
 dividends                      1,522,115          277,033               --         111,936
Shares redeemed                (4,459,450)      (5,028,917)        (370,014)        (66,661)
                             ------------    -------------    -------------    ------------
Net increase (decrease) in
 shares outstanding            (2,190,033)       1,023,307       10,175,087       2,956,461
                             ============    =============    =============    ============
Bank and Thrift Fund ($)
Shares sold                  $ 15,190,631    $ 139,440,683    $ 286,284,458    $ 74,850,403
Shares issued as
 reinvestment of
 dividends                     29,787,803        6,421,621               --       2,849,887
Shares redeemed               (91,794,814)    (117,566,243)      (9,978,392)     (1,756,579)
                             ------------    -------------    -------------    ------------
Net increase (decrease) in
 shares outstanding          $(46,816,380)   $  28,296,061    $ 276,306,066    $ 75,943,711
                             ============    =============    =============    ============


                                                          Class A Shares
                                 --------------------------------------------------------------
                                   Six Months       3 Months             Year Ended
                                     Ended           Ended                March 31,
                                    Dec. 31,        June 30,     ------------------------------
                                      1999            1999            1999              1998
                                 ------------    ------------    -------------    -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                         3,657,074       1,172,285        5,575,910        5,937,921
Shares issued as reinvestments
 of dividends                         422,447              86           96,384          213,726
Shares redeemed                    (2,054,550)       (660,100)      (5,374,372)      (5,575,601)
                                 ------------    ------------    -------------    -------------
Net increase in shares
 outstanding                        2,024,971         512,271          297,922          576,046
                                 ============    ============    =============    =============
Worldwide Growth Fund ($)
Shares sold                      $ 93,237,876    $ 26,425,907    $ 110,310,826    $ 108,061,899
Shares issued as reinvestments
 of dividends                      10,797,796              --        1,739,418        3,565,008
Shares redeemed                   (53,006,466)     14,957,153     (107,031,318)    (102,391,906)
                                 ------------    ------------    -------------    -------------
Net increase in shares
 outstanding                     $ 51,029,206    $ 11,468,754    $   5,018,926    $   9,235,001
                                 ============    ============    =============    =============


                                                      Class B Shares
                                 ---------------------------------------------------------
                                  Six Months       3 Months             Year Ended
                                   Ended            Ended                March 31,
                                   Dec. 31,        June 30,     --------------------------
                                     1999            1999           1999           1998
                                 ------------    -----------    ------------    -----------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                         1,216,539        353,077         544,757        292,727
Shares issued as reinvestments
 of dividends                         192,101             --          39,170         25,906
Shares redeemed                      (108,220)       (70,889)       (319,228)      (187,737)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                        1,300,420        282,188         264,699        130,896
                                 ============    ===========    ============    ===========
Worldwide Growth Fund ($)
Shares sold                      $ 35,073,982    $ 9,019,106    $ 11,616,885    $ 5,360,286
Shares issued as reinvestments
 of dividends                       5,534,647             --         799,305        449,135
Shares redeemed                    (3,077,123)    (1,811,055)     (6,778,733)    (3,334,259)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                     $ 37,531,506    $ 7,208,051    $  5,637,457    $ 2,475,162
                                 ============    ===========    ============    ===========


                                                         Class C Shares
                                 -----------------------------------------------------------
                                  Six Months       3 Months             Year Ended
                                    Ended           Ended                March 31,
                                   Dec. 31,        June 30,     ----------------------------
                                     1999            1999           1999           1998
                                 ------------    -----------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                         1,160,423        316,937       1,258,419         435,836
Shares issued as reinvestments
 of dividends                         554,746             --         117,737         663,935
Shares redeemed                      (284,129)      (195,915)     (1,224,596)       (833,591)
                                 ------------    -----------    ------------    ------------
Net increase in shares
 outstanding                        1,431,040        121,022         151,560         266,180
                                 ============    ===========    ============    ============
Worldwide Growth Fund ($)
Shares sold                      $ 30,065,213    $ 7,199,228    $ 23,846,842    $  7,995,043
Shares issued as reinvestments
 of dividends                      14,207,038             --       2,145,255      10,934,587
Shares redeemed                    (7,213,580)    (4,443,951)    (22,854,997)    (15,192,388)
                                 ------------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $ 37,058,671    $ 2,755,277    $  3,137,100    $  3,737,242
                                 ============    ===========    ============    ============


                                                         Class Q Shares
                                 ----------------------------------------------------------
                                  Six Months       3 Months            Year Ended
                                    Ended           Ended               March 31,
                                   Dec. 31,        June 30,     ---------------------------
                                     1999            1999            1999          1998
                                 ------------    ------------    -----------    -----------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                           736,604         430,631        350,299         88,591
Shares issued as reinvestments
 of dividends                          85,463              --          4,352          1,377
Shares redeemed                      (183,493)       (180,058)       (89,828)       (99,927)
                                 ------------    ------------    -----------    -----------
Net increase in shares
 outstanding                          638,574         250,573        264,823         (9,959)
                                 ============    ============    ===========    ===========
Worldwide Growth Fund ($)
Shares sold                      $ 21,757,251    $ 11,187,418    $ 7,773,616    $ 1,508,613
Shares issued as reinvestments
 of dividends                       2,513,469              --         89,521         23,268
Shares redeemed                    (5,729,815)     (4,610,453)    (1,884,358)    (1,693,395)
                                 ------------    ------------    -----------    -----------
Net increase (decrease) in
 shares outstanding              $ 18,540,905    $  6,576,965    $ 5,978,779    $  (161,514)
                                 ============    ============    ===========    ===========

----------
Pilgrim
Funds
----------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                          Class A Shares
                                 ------------------------------------------------------------
                                   Six Months       3 Months             Year Ended
                                    Ended            Ended               March 31,
                                    Dec. 31,        June 30,     ----------------------------
                                      1999            1999           1999           1998
                                 ------------    ------------    ------------    ------------
International Core Growth
 Fund (Number of Shares)
Shares sold                         1,695,962       1,699,541       4,111,884       2,435,374
Shares issued as reinvestments
 of dividends                          33,298              --           5,819           3,344
Shares redeemed                    (1,673,778)     (2,264,636)     (3,641,067)     (1,694,382)
                                 ------------    ------------    ------------    ------------
Net increase in shares
 outstanding                           55,482        (565,095)        476,636         744,336
                                 ============    ============    ============    ============
International Core
 Growth Fund ($)
Shares sold                      $ 36,226,021    $ 30,866,314    $ 72,899,494    $ 38,637,232
Shares issued as reinvestments
 of dividends                         740,211              --         109,877          47,981
Shares redeemed                   (36,257,042)    (41,080,307)    (65,603,216)    (27,349,807)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $    709,190    $(10,213,993)   $  7,406,155    $ 11,335,406
                                 ============    ============    ============    ============


                                                       Class B Shares
                                ---------------------------------------------------------
                                  Six Months      3 Months                 Year
                                     Ended          Ended                 Ended
                                                                        March 31,
                                   Dec. 31,       June 30,    ---------------------------
                                     1999           1999           1999            1998
                                -------------   -----------   -------------    ----------
International Core Growth
 Fund (Number of Shares)
Shares sold                          118,265        47,812         317,938        500,774
Shares issued as reinvestments
 of dividends                         30,807           --            2,484          2,781
Shares redeemed                      (71,488)      (33,706)       (168,120)       (39,156)
                                -------------   -----------   -------------    ----------
Net increase in shares
 outstanding                          77,584        14,106         152,302        464,399
                                =============   ===========   =============    ==========
International Core
 Growth Fund ($)
Shares sold                     $  2,644,212    $  888,899    $  5,553,372     $7,549,895
Shares issued as reinvestments
 of dividends                        689,466           --           47,437         40,158
Shares redeemed                   (1,549,039)     (610,199)     (2,893,130)      (593,538)
                                -------------   -----------   -------------    ----------
Net increase (decrease) in
 shares outstanding             $  1,784,639    $  278,700    $  2,707,679     $6,996,515
                                =============   ===========   =============    ==========


                                                        Class C Shares
                                ---------------------------------------------------------
                                  Six Months       3 Months          Year Ended
                                   Ended            Ended             March 31,
                                   Dec. 31,        June 30,    --------------------------
                                     1999            1999         1999            1998
                                 -----------    -----------    -----------    -----------
International Core Growth
 Fund (Number of Shares)
Shares sold                          415,920        113,784        455,651        224,635
Shares issued as reinvestments
 of dividends                         33,214             --          1,471             --
Shares redeemed                     (307,419)       (69,740)       (82,349)       (23,087)
                                 -----------    -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding                  141,715         44,044        374,773        201,548
                                 ===========    ===========    ===========    ===========
International Core
 Growth Fund ($)
Shares sold                      $ 8,623,252    $ 2,117,597    $ 7,964,267    $ 3,488,506
Shares issued as reinvestments
 of dividends                        745,649             --         28,148             --
Shares redeemed                   (6,338,601)    (1,298,517)    (1,412,367)      (347,719)
                                 -----------    -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding              $ 3,030,300    $   819,080    $ 6,580,048    $ 3,140,787
                                 ===========    ===========    ===========    ===========


                                                        Class Q Shares
                                 --------------------------------------------------------
                                  Six Months      3 Months           Year Ended
                                   Ended           Ended              March 31,
                                   Dec. 31,       June 30,     --------------------------
                                     1999           1999          1999             1998
                                 -----------    -----------    ------------    -----------
International Core Growth
 Fund (Number of Shares)
Shares sold                           94,817         93,649         581,442        115,512
Shares issued as reinvestments
 of dividends                         24,738             --           1,463             --
Shares redeemed                      (38,194)      (228,977)        (67,954)       (16,966)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding                   81,361       (135,328)        514,951         98,546
                                 ===========    ===========    ============    ===========
International Core
 Growth Fund ($)
Shares sold                      $ 2,125,200    $ 1,771,267    $ 10,297,873    $ 1,808,824
Shares issued as reinvestments
 of dividends                        572,187             --          31,169             --
Shares redeemed                     (832,607)    (4,253,651)     (1,185,061)      (265,176)
                                 -----------    -----------    ------------    -----------
Net increase (decrease) in
 shares outstanding              $ 1,864,780    $(2,482,384)   $  9,143,981    $ 1,543,648
                                 ===========    ===========    ============    ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                           Class A Shares
                                ----------------------------------------------------------------
                                   Six Months        3 Months              Year Ended
                                    Ended             Ended
                                    Dec. 31,         June 30,     ------------------------------
                                      1999             1999             1999             1998
                                 -------------    ------------    -------------    -------------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                          3,952,355       1,367,921        4,953,991        6,608,889
Shares issued as reinvestments
 of dividends                          168,258              --           41,096           24,582
Shares redeemed                     (2,098,673)       (997,179)      (4,370,199)      (6,427,019)
                                 -------------    ------------    -------------    -------------
Net increase in shares
 outstanding                         2,021,940         370,742          624,888          206,452
                                 =============    ============    =============    =============
International SmallCap
 Growth Fund ($)
Shares sold                      $ 123,410,410    $ 30,182,958    $ 101,529,799    $ 109,494,069
Shares issued as reinvestments
 of dividends                        5,490,397              --          811,876          383,230
Shares redeemed                    (66,515,786)    (22,024,759)     (90,418,518)    (107,699,737)
                                 -------------    ------------    -------------    -------------
Net increase in shares
 outstanding                     $  62,385,021    $  8,158,199    $  11,923,157    $   2,177,562
                                 =============    ============    =============    =============


                                                        Class B Shares
                                  ---------------------------------------------------------
                                  Six Months       3 Months          Year Ended
                                    Ended           Ended              March 31,
                                   Dec. 31,        June 30,     ---------------------------
                                     1999            1999           1999           1998
                                 ------------    -----------    ------------    -----------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                         1,070,463         98,528         574,326        463,887
Shares issued as reinvestments
 of dividends                          85,395             --          21,611         31,709
Shares redeemed                      (111,068)       (55,682)       (472,298)      (218,409)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                        1,044,790         42,846         123,639        277,187
                                 ============    ===========    ============    ===========
International SmallCap
 Growth Fund ($)
Shares sold                      $ 33,779,956    $ 2,333,350    $ 12,177,504    $ 8,303,957
Shares issued as reinvestments
 of dividends                       2,953,814             --         452,596        517,182
Shares redeemed                    (3,843,006)    (1,302,925)     (9,959,007)    (3,838,911)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                     $ 32,890,764    $ 1,030,425    $  2,671,093    $ 4,982,228
                                 ============    ===========    ============    ===========


                                                        Class C Shares
                                 ----------------------------------------------------------
                                  Six Months       3 Months             Year Ended
                                   Ended            Ended                March 31,
                                   Dec. 31,        June 30,     ---------------------------
                                     1999            1999           1999            1998
                                 ------------    -----------    ------------    -----------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                         1,307,255        146,271         660,257        440,799
Shares issued as reinvestments
 of dividends                          80,887             --          13,435         23,528
Shares redeemed                      (331,751)       (34,123)       (464,252)      (273,436)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                        1,056,391        112,148         209,440        190,891
                                 ============    ===========    ============    ===========
International SmallCap
 Growth Fund ($)
Shares sold                      $ 40,224,511    $ 3,168,229    $ 12,933,840    $ 7,326,296
Shares issued as reinvestments
 of dividends                       2,568,959             --         258,146        352,544
Shares redeemed                    (9,871,492)      (740,072)     (9,055,952)    (4,516,362)
                                 ------------    -----------    ------------    -----------
Net increase in shares
 outstanding                     $ 32,921,978    $ 2,428,157    $  4,136,034    $ 3,162,478
                                 ============    ===========    ============    ===========


                                                        Class Q Shares
                                 -----------------------------------------------------------
                                   Six Months      3 Months             Year Ended
                                    Ended           Ended                March 31,
                                    Dec. 31,       June 30,      ---------------------------
                                      1999           1999            1999            1998
                                 ------------    ------------    ------------    -----------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                         2,512,797         529,877       1,567,046        458,377
Shares issued as reinvestments
 of dividends                         138,871              --          12,918             --
Shares redeemed                    (1,148,209)       (269,090)       (563,058)        (2,123)
                                 ------------    ------------    ------------    -----------
Net increase in shares
 outstanding                        1,503,459         260,787       1,016,906        456,254
                                 ============    ============    ============    ===========
International SmallCap
 Growth Fund ($)
Shares sold                      $ 83,803,193    $ 12,505,725    $ 32,536,160    $ 8,543,873
Shares issued as reinvestments
 of dividends                       4,781,333              --         249,737             --
Shares redeemed                   (37,730,596)     (6,328,290)    (11,408,948)       (34,256)
                                 ------------    ------------    ------------    -----------
Net increase in shares
 outstanding                     $ 50,853,930    $  6,177,435    $ 21,376,949    $ 8,509,617
                                 ============    ============    ============    ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                          Class A Shares
                                 ------------------------------------------------------------
                                   Six Months        3 Months           Year Ended
                                    Ended             Ended              March 31,
                                    Dec. 31,         June 30,     ---------------------------
                                      1999             1999          1999             1998
                                 ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                         2,062,668       1,064,600       3,262,352       3,249,713
Shares issued as reinvestments
 of dividends                              --              --          17,479         149,478
Shares redeemed                    (2,146,513)     (1,382,928)     (3,852,081)     (1,564,308)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   (83,845)       (318,328)       (572,250)      1,834,883
                                 ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 35,334,599    $ 16,015,629    $ 45,426,994    $ 56,508,617
Shares issued as reinvestments
 of dividends                              --              --         277,913       2,308,126
Shares redeemed                   (36,947,329)    (20,693,691)    (51,942,286)    (27,275,872)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $ (1,612,730)   $ (4,678,062)   $ (6,237,379)   $ 31,540,871
                                 ============    ============    ============    ============


                                                          Class B Shares
                                 ----------------------------------------------------------
                                   Six Months     3 Months            Year Ended
                                    Ended          Ended               March 31,
                                    Dec. 31,      June 30,     ----------------------------
                                      1999          1999           1999            1998
                                 -----------    -----------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                          115,013         82,535         382,174       1,214,038
Shares issued as reinvestments
 of dividends                             --             --           7,286         101,517
Shares redeemed                     (182,064)      (168,473)       (951,609)       (535,990)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (67,051)       (85,938)       (562,149)        779,565
                                 ===========    ===========    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 2,020,992    $ 1,322,669    $  5,698,657    $ 22,259,145
Shares issued as reinvestments
 of dividends                             --             --         118,138       1,591,405
Shares redeemed                   (3,190,169)    (2,572,889)    (12,756,398)     (9,195,436)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $(1,169,177)   $(1,250,220)   $ (6,939,603)   $ 14,655,114
                                 ===========    ===========    ============    ============


                                                     Class C Shares
                                 ----------------------------------------------------------
                                  Six Months       3 Months             Year Ended
                                    Ended           Ended                March 31,
                                   Dec. 31,        June 30,    ----------------------------
                                     1999            1999          1999            1998
                                 -----------    -----------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                          141,268        116,572         521,678       1,150,487
Shares issued as reinvestments
 of dividends                             --             --           5,264         139,493
Shares redeemed                     (202,063)       (99,525)     (1,239,995)       (859,084)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (60,795)        17,047        (713,053)        430,896
                                 ===========    ===========    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 2,391,811    $ 1,744,612    $  7,326,720    $ 20,756,465
Shares issued as reinvestments
 of dividends                             --             --          82,205       2,109,145
Shares redeeme                    (3,341,049)    (1,481,896)    (16,381,157)    (13,967,608)
                                 -----------    -----------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $  (949,238)   $   262,716    $ (8,972,232)   $  8,898,002
                                 ===========    ===========    ============    ============


                                                          Class Q Shares
                                 ------------------------------------------------------------
                                   Six Months       3 Months            Year Ended
                                    Ended            Ended               March 31,
                                    Dec. 31,        June 30,     ----------------------------
                                      1999            1999           1999             1998
                                 ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                         1,001,807       1,208,239       4,616,946       2,910,075
Shares issued as reinvestments
 of dividends                              --              --          36,438           9,663
Shares redeemed                    (1,066,379)       (459,541)     (3,431,547)       (814,722)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   (64,572)        748,698       1,221,837       2,105,016
                                 ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 17,783,972    $ 19,053,123    $ 65,385,070    $ 51,065,387
Shares issued as reinvestments
 of dividends                              --              --         593,577         151,971
Shares redeeme                    (18,904,072)     (7,234,180)    (45,346,860)    (13,654,662)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $ (1,120,100)   $(11,818,943)   $ 20,631,787    $ 37,562,696
                                 ============    ============    ============    ============

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                             Class A Shares
                                     -----------------------------
                                      Six Months        Year
                                        Ended           Ended
                                     Dec. 31, 1999   June 30, 1999
                                     ------------    -------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                             4,394,879       25,333,718
Shares issued as reinvestment of
 dividends                                     --               --
Shares redeemed                        (4,453,176)     (25,985,521)
                                     ------------    -------------
Net decrease in shares outstanding        (58,297)        (651,803)
                                     ============    =============
Asia-Pacific Equity Fund ($)
Shares sold                          $ 32,024,595    $ 120,602,739
Shares issued as reinvestment of
 dividends                                     --               --
Shares redeemed                       (32,836,579)    (124,586,962)
                                     ------------    -------------
Net increase (decrease) in shares
 outstanding                         $   (811,984)   $  (3,984,223)
                                     ============    =============


                                              Class B Shares                  Class M Shares
                                    -----------------------------   ------------------------------
                                     Six Months          Year         Six Months         Year
                                        Ended           Ended            Ended           Ended
                                    Dec. 31, 1999   June 30, 1999    Dec. 31, 1999   June 30, 1999
                                    -------------   -------------    -------------   -------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                            1,396,704       2,652,841        1,360,783         692,204
Shares issued as reinvestment of
 dividends                                    --              --               --              --
Shares redeemed                       (1,346,722)     (2,886,015)      (1,182,162)       (927,629)
                                     -----------    ------------     ------------     -----------
Net decrease in shares outstanding        49,982        (233,174)         178,621        (235,425)
                                     ===========    ============     ============     ===========
Asia-Pacific Equity Fund ($)
Shares sold                          $ 9,749,898    $ 13,490,585     $ 10,139,668     $ 3,734,225
Shares issued as reinvestment of
 dividends                                    --              --               --              --
Shares redeemed                       (9,444,930)    (14,427,377)      (8,911,560)     (4,867,780)
                                     -----------    ------------     ------------     -----------
Net increase (decrease) in shares
 outstanding                         $   304,968    $   (936,792)    $  1,228,108     $(1,133,555)
                                     ===========    ============     ============     ===========


                                       Class A Shares                  Class B Shares
                               -----------------------------   ------------------------------
                                Six Months          Year         Six Months          Year
                                   Ended           Ended            Ended           Ended
                               Dec. 31, 1999   June 30, 1999    Dec. 31, 1999   June 30, 1999
                               -------------   -------------    -------------   -------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                         612,203       1,780,718         391,804        2,303,127
Shares issued as reinvestment
 of dividends                        25,528          63,214          11,934           26,259
Shares redeemed                    (727,973)     (1,977,689)       (378,091)      (1,570,331)
                                -----------    ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding                 (90,242)       (133,757)         25,647          759,055
                                ===========    ============     ===========     ============
Government Securities
 Income Fund ($)
Shares sold                     $ 7,399,563    $ 22,807,064     $ 4,720,454     $ 29,433,691
Shares issued as reinvestment
 of dividends                       308,787         802,923         143,885          332,080
Shares redeemed                  (8,800,432)    (25,148,449)     (4,561,438)     (19,941,959)
                                -----------    ------------     -----------     ------------
Net increase (decrease) in
 shares outstanding             $(1,092,082)   $ (1,538,462)    $   302,901     $  9,823,812
                                ===========    ============     ===========     ============



                                       Class C Shares                  Class M Shares
                                -----------------------------   -----------------------------
                                 Six Months     June 1, 1999     Six Months         Year
                                    Ended            to             Ended           Ended
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------
Government Securities
 Income Fund
 (Number of Shares)
Shares sold                         424,999         34,375          21,678           136,108
Shares issued as reinvestment
 of dividends                           559             --           1,233             2,551
Shares redeemed                    (404,297)       (33,817)        (28,288)          (95,188)
                                -----------      ---------       ---------       -----------
Net increase (decrease) in
 shares outstanding                  21,261            558          (5,378)           43,471
                                ===========      =========       =========       ===========
Government Securities
 Income Fund ($)
Shares sold                     $ 5,197,149      $ 421,428       $ 262,342       $ 1,751,439
Shares issued as reinvestment
 of dividends                         6,791             --          14,920            32,362
Shares redeemed                  (4,931,244)      (414,258)       (341,045)       (1,210,771)
                                -----------      ---------       ---------       -----------
Net increase (decrease) in
 shares outstanding             $   272,696      $   7,170       $ (63,783)      $   573,030
                                ===========      =========       =========       ===========


                                                         Class A Shares                               Class B Shares
                                            ------------------------------------------   -----------------------------------------
                                             Six Months      3 Months         Year        Six Months     3 Months         Year
                                                Ended         Ended           Ended          Ended        Ended          Ended
                                              Dec. 31,       June 30,       March 31,      Dec. 31,      June 30,       March 31,
                                                1999           1999          1999(1)         1999          1999          1999(1)
                                            -----------    ------------    -----------   -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                                     214,882       1,744,498        646,153       144,894         65,960        595,169
Shares issued in merger                              --         175,454                           --        259,694
Shares issued as reinvestment of dividends        5,430           1,712          5,664         9,330          3,737         12,860
Shares redeemed                                (235,892)     (1,797,320)      (381,014)     (158,956)      (137,015)      (341,358)
                                            -----------    ------------    -----------   -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                                    (15,580)        (51,110)       446,257        (4,732)       (67,318)       526,365
                                            ===========    ============    ===========   ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                                 $ 2,650,559    $ 22,358,564    $ 8,383,952   $ 1,741,069    $   827,887    $ 7,617,290
Shares issued in merger                              --       2,260,055                           --      3,265,737
Shares issued as reinvestment of dividends       66,608          21,991         73,691       112,013         47,004        163,532
Shares redeemed                              (2,892,336)    (23,052,137)    (4,961,848)   (1,912,030)    (1,710,716)    (4,353,363)
                                            -----------    ------------    -----------   -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                                $  (175,169)   $   (671,582)   $ 5,755,850   $   (58,948)   $  (835,825)   $ 6,693,196
                                            ===========    ============    ===========   ===========    ===========    ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                          Class C Shares                           Class Q Shares
                                             -----------------------------------------   ----------------------------------
                                              Six Months     3 Months         Year       Six Months  3 Months       Year
                                                Ended         Ended          Ended         Ended      Ended        Ended
                                               Dec. 31,      June 30,       March 31,     Dec. 31,   June 30,     March 31,
                                                1999           1999          1999(1)       1999       1999         1999(1)
                                             -----------    -----------    -----------   --------    ---------    ---------
Strategic Income Fund
 (Number of Shares)
Shares sold                                       95,231         72,888        533,457      1,458          816        1,004
Shares issued in merger                               --        342,089                        --       23,390
Shares issued as reinvestment of dividends         6,201          2,829          7,510        564          168        1,220
Shares redeemed                                 (369,672)       (77,064)      (262,520)    (1,293)     (12,262)         (36)
                                             -----------    -----------    -----------   --------    ---------    ---------
Net increase in shares outstanding              (268,240)        (1,347)       620,536        729      (11,278)      25,578
                                             ===========    ===========    ===========   ========    =========    =========
Strategic Income Fund ($)
Shares sold                                  $ 1,190,118    $   952,054    $ 7,079,809   $ 17,000    $  10,030    $  12,500
Shares issued in merger                               --      4,459,907                        --      286,028
Shares issued as reinvestment of dividends        77,414         37,021         99,886      6,586        2,037       15,045
Shares redeemed                               (4,613,634)    (1,006,028)    (3,482,921)   (14,990)    (151,748)        (399)
                                             -----------    -----------    -----------   --------    ---------    ---------
Net increase (decrease) in shares
 outstanding                                 $(3,346,102)   $   (16,953)   $ 8,156,681   $  8,596    $(139,681)   $ 313,174
                                             ===========    ===========    ===========   ========    =========    =========

----------
(1)  Classes commenced operations on 7/27/98.


                                        Class A Shares                    Class B Shares
                                -----------------------------   ------------------------------
                                 Six Months         Year          Six Months         Year
                                    Ended           Ended           Ended           Ended
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999
                                -------------   -------------   -------------   -------------
High Yield Fund
 (Number of Shares)
Shares sold                        5,447,267       23,077,399       6,958,178       28,533,861
Shares issued as reinvestment
 of dividends                        536,725        1,012,788         746,401        1,285,173
Shares redeemed                   (8,535,774)     (16,689,544)     (7,649,011)      (7,951,333)
                                ------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding               (2,551,782)       7,400,643          55,568       21,867.701
                                ============    =============    ============    =============
High Yield Fund ($)
Shares sold                     $ 30,963,451    $ 146,786,361    $ 39,234,960    $ 177,876,596
Shares issued as reinvestment
 of dividends                      3,062,240        6,265,752       4,242,645        7,911,056
Shares redeemed                  (48,378,370)    (106,793,532)    (43,202,515)     (48,182,705)
                                ------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding             $(14,352,679)   $  46,258,581    $    275,090    $ 137,604,947
                                ============    =============    ============    =============

                                       Class C Shares                  Class M Shares                  Class Q Shares
                                -----------------------------   -----------------------------  -------------------------------
                                 Six Months     June 1, 1999     Six Months         Year       Six Months       June 17, 1999
                                    Ended            to             Ended           Ended         Ended              to
                                Dec. 31, 1999   June 30, 1999   Dec. 31, 1999   June 30, 1999  Dec. 31, 1999     June 30, 1999
                                -------------   -------------   -------------   -------------  -------------     -------------
High Yield Fund
 (Number of Shares)
Shares sold                       1,062,843        93,124          68,340         2,189,902         --                  30
Shares issued as reinvestment
 of dividends                        10,887            --         103,914           196,691         --                 --
Shares redeemed                    (144,492)           --        (831,634)       (1,173,862)        --                 --
                                -----------      --------     -----------      ------------        -----            -------
Net increase (decrease) in
 shares outstanding                 929,238        93,124        (659,380)        1,212,731         --                  30
                                ===========      ========     ===========      ============        =====            =======
High Yield Fund ($)
Shares sold                     $ 5,993,560      $549,513     $   392,180      $ 13,575,288         --              $    5
Shares issued as reinvestment
 of dividends                        61,344            58         592,258         1,217,509         --                 --
Shares redeemed                    (810,025)           --      (4,700,976)       (7,119,713)        --                 --
                                -----------      --------     -----------      ------------        -----            -------
Net increase (decrease) in
 shares outstanding             $ 5,244,879      $549,571     $(3,716,538)     $  7,673,084         --              $    5
                                ===========      ========     ===========      ============        =====            =======

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares
                                 ------------------------------------------------------
                                   Six Months    3 Months       Year          March 27,
                                     Ended        Ended         Ended          1998 to
                                    Dec. 31,     June 30,      March 31,      March 31,
                                      1999         1999         1999            1998
                                 -----------   -----------   ------------   -----------
High Yield Fund II
 (Number of Shares)
Shares sold                          266,067       126,155      2,218,475       173,791
Shares issued in merger                   --            --        326,993
Shares issued as reinvestments
 of dividends                         30,261        13,470         68,528            --
Shares redeemed                     (814,728)     (175,029)    (1,169,064)     (132,119)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding                 (518,400)      (35,404)     1,117,939       368,665
                                 ===========   ===========   ============   ===========
High Yield Fund II ($)
Shares sold                      $ 3,021,843   $ 1,487,541   $ 27,084,111   $ 2,188,791
Shares issued in merger                   --            --      4,153,263
Shares issued as reinvestments
 of dividends                        342,143       158,555        807,769            --
Shares redeemed                   (9,163,260)   (2,045,836)   (14,038,415)   (1,658,997)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding              $(5,799,274)  $  (399,740)  $ 13,853,465   $ 4,683,057
                                 ===========   ===========   ============   ===========

                                                  Class B Shares
                                 ------------------------------------------------------
                                  Six Months     3 Months        Year        March 27,
                                     Ended         Ended         Ended        1998 to
                                   Dec. 31,      June 30,      March 31,     March 31,
                                     1999          1999          1999           1998
                                 -----------   -----------   ------------   -----------

High Yield Fund II
 (Number of Shares)
Shares sold                          418,199       191,304      3,516,788        89,467
Shares issued in merger                   --            --        612,536
Shares issued as reinvestments
 of dividends                         57,958        20,903         90,997            --
Shares redeemed                     (461,934)     (279,006)      (622,273)       (2,379)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding                   14,223       (66,799)     2,985,512       699,624
                                 ===========   ===========   ============   ===========
High Yield Fund II ($)
Shares sold                      $ 4,671,832   $ 2,244,780   $ 42,704,286   $ 1,136,299
Shares issued in merger                   --            --      7,772,553
Shares issued as reinvestments
 of dividends                        651,192       246,357      1,044,170            --
Shares redeemed                   (5,181,742)   (3,269,300)    (7,281,798)      (30,039)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding              $   141,282   $  (778,163)  $ 36,466,658   $ 8,878,813
                                 ===========   ===========   ============   ===========


                                                  Class C Shares
                                 -------------------------------------------------------
                                 Six Months      3 Months        Year        March 27,
                                   Ended          Ended          Ended        1998 to
                                  Dec. 31,       June 30,      March 31,     March 31,
                                    1999           1999          1999          1998
                                 -----------   -----------   ------------   -----------
High Yield Fund II
 (Number of Shares)
Shares sold                          521,949        91,597      1,848,332        71,467
Shares issued in merger                   --            --        307,307
Shares issued as reinvestments
 of dividends                         29,683        11,731         67,635            --
Shares redeemed                     (650,159)     (310,405)      (468,704)           (7)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding              $   (98,527)     (207,077)     1,447,263       378,767
                                 ===========   ===========   ============   ===========
High Yield Fund II ($)
Shares sold                      $ 5,840,174   $ 1,078,810   $ 22,778,726   $   907,549
Shares issued in merger                   --            --      3,900,531
Shares issued as reinvestments
 of dividends                        333,684       138,399        775,897            --
Shares redeemed                   (7,264,459)   (3,633,914)    (5,466,380)          (91)
                                 -----------   -----------   ------------   -----------
Net increase (decrease) in
 shares outstanding              $(1,090,601)  $(2,416,705)  $ 18,088,243   $ 4,807,989
                                 ===========   ===========   ============   ===========


                                                       Class Q Shares
                                -------------------------------------------------------
                                  Six Months     3 Months        Year         March 27,
                                     Ended        Ended          Ended         1998 to
                                   Dec. 31,      June 30,       March 31,     March 31,
                                     1999          1999           1999          1998
                                 -----------    -----------    -----------    -------
High Yield Fund II
 (Number of Shares)
Shares sold                          704,740         21,272        668,988      2,205
Shares issued in merger                   --             --             --
Shares issued as reinvestments
 of dividends                         15,520          7,915         23,106     42,382
Shares redeemed                     (176,910)      (307,466)      (179,780)        --
                                 -----------    -----------    -----------    -------
Net increase (decrease) in
 shares outstanding                  543,350       (278,279)       512,314     44,587
                                 ===========    ===========    ===========    =======
High Yield Fund II ($)
Shares sold                      $ 7,821,437    $   249,643    $ 7,770,126    $28,000
Shares issued in merger                   --             --             --
Shares issued as reinvestments
 of dividends                        174,385         93,356        271,659         --
Shares redeemed                   (2,109,095)    (3,614,065)    (2,101,039)        --
                                 -----------    -----------    -----------    -------
Net increase (decrease) in
 shares outstanding              $ 5,976,727    $(3,271,066)   $ 5,940,746    $28,000
                                 ===========    ===========    ===========    =======

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                               Class A Shares   Class B Shares Class C Shares
                                               --------------   -------------- --------------
                                                Period Ended    Period Ended   Period Ended
                                                  December        December       December
                                                 31, 1999(1)     31, 1999(2)    31, 1999(2)
                                                ------------    ------------    -----------
Money Market Fund
 (Number of Shares)
Shares sold                                       15,193,712      26,877,937      9,726,379
Shares issued as reinvestment of dividends               383          35,906          5,996
Shares redeemed                                   (9,461,717)    (15,499,789)    (7,062,464)
                                                ------------    ------------    -----------
Net increase (decrease) in shares outstanding      5,732,378      11,414,054      2,669,911
                                                ============    ============    ===========
Money Market Fund ($)
Shares sold                                     $ 15,193,712    $ 26,877,937    $ 9,726,379
Shares issued as reinvestment of dividends               383          35,906          5,996
Shares redeemed                                   (9,461,717)    (15,499,789)    (7,062,464)
                                                ------------    ------------    -----------
Net increase (decrease) in shares outstanding   $  5,732,378    $ 11,414,054    $ 2,669,911
                                                ============    ============    ===========

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.


                                                         Class A Shares
                                     --------------------------------------------------------
                                       Six Months     3 Months             Year Ended
                                         Ended         Ended                March 31,
                                        Dec. 31,      June 30,     --------------------------
                                          1999          1999          1999           1998
                                     -----------    -----------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                              100,867         69,501        371,709        305,352
Shares issued as reinvestments of
 dividends                               120,349          1,015         68,457         29,098
Shares redeemed                          (71,488)       (70,425)      (281,697)      (307,910)
                                     -----------    -----------    -----------    -----------
Net increase in shares outstanding       149,729             91        158,469         26,540
                                     ===========    ===========    ===========    ===========
Balanced Fund ($)
Shares sold                          $ 1,806,927    $ 1,354,890    $ 7,068,981    $ 5,582,957
Shares issued as reinvestments of
 dividends                             1,895,475         19,370      1,216,578        526,715
Shares redeemed                       (1,299,179)    (1,361,704)    (5,289,069)    (5,615,525)
                                     -----------    -----------    -----------    -----------
Net increase in shares outstanding   $ 2,403,223    $    12,556    $ 2,996,490    $   494,147
                                     ===========    ===========    ===========    ===========

                                                            Class B Shares
                                     --------------------------------------------------------
                                       Six Months     3 Months           Year Ended
                                         Ended         Ended               March 31,
                                        Dec. 31,      June 30,     --------------------------
                                          1999          1999          1999           1998
                                     -----------    -----------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                               98,832         62,785        128,292        101,305
Shares issued as reinvestments of
 dividends                                87,940            554         29,941          4,600
Shares redeemed                          (73,340)       (12,468)       (73,515)       (37,270)
                                     -----------    -----------    -----------    -----------
Net increase in shares outstanding       113,433         50,871         84,718         68,635
                                     ===========    ===========    ===========    ===========
Balanced Fund ($)
Shares sold                          $ 1,912,311    $ 1,288,434    $ 2,447,844    $ 1,865,891
Shares issued as reinvestments of
 dividends                             1,482,773         11,321        566,865         85,892
Shares redeemed                       (1,381,961)      (256,849)    (1,364,447)      (681,006)
                                     -----------    -----------    -----------    -----------
Net increase in shares outstanding   $ 2,013,123    $ 1,042,906    $ 1,650,262    $ 1,270,777
                                     ===========    ===========    ===========    ===========

                                                      Class C Shares
                                    ------------------------------------------------------
                                      Six Months    3 Months          Year Ended
                                        Ended        Ended             March 31,
                                       Dec. 31,     June 30,    --------------------------
                                         1999         1999         1999           1998
                                    -----------    ---------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                              67,688       17,557        184,748        145,671
Shares issued as reinvestments of
 dividends                              234,571          519        210,474         76,757
Shares redeemed                        (155,721)     (47,391)      (259,419)      (267,567)
                                    -----------    ---------    -----------    -----------
Net increase (decrease) in shares
 outstanding                            146,538      (29,315)       135,803        (45,139)
                                    ===========    =========    ===========    ===========
Balanced Fund ($)
Shares sold                         $ 1,100,780    $ 324,318    $ 3,201,753    $ 2,671,793
Shares issued as reinvestments of
 dividends                            3,549,698        9,545      3,603,550      1,410,891
Shares redeemed                      (2,637,068)    (878,533)    (4,681,019)    (4,877,213)
                                    -----------    ---------    -----------    -----------
Net increase (decrease) in shares
 outstanding                        $ 2,013,410    $(544,670)   $ 2,124,284    $  (794,529)
                                    ===========    =========    ===========    ===========

                                                     Class Q Shares
                                   ---------------------------------------------
                                   Six Months   3 Months          Year Ended
                                     Ended       Ended             March 31,
                                    Dec. 31,    June 30,    --------------------
                                      1999        1999        1999        1998
                                    --------    --------    --------    --------
Balanced Fund
 (Number of Shares)
Shares sold                              589       1,351       1,105       3,525
Shares issued as reinvestments of
 dividends                             2,693          42       1,173         128
Shares redeemed                         (548)       (781)     (1,882)       (106)
                                    --------    --------    --------    --------
Net increase (decrease) in shares
 outstanding                           2,734         612         396       3,547
                                    ========    ========    ========    ========
Balanced Fund ($)
Shares sold                         $ 10,255    $ 25,940    $ 19,907    $ 67,581
Shares issued as reinvestments of
 dividends                            42,059         798      20,611       3,310
Shares redeemed                       (9,247)    (14,926)    (34,726)     (9,440)
                                    --------    --------    --------    --------
Net increase (decrease) in shares
 outstanding                        $ 43,067    $ 11,812    $  5,792    $ 61,451
                                    ========    ========    ========    ========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                            Class A Shares
                                     ----------------------------------------------------------
                                       Six Months     3 Months            Year Ended
                                         Ended         Ended               March 31,
                                        Dec. 31,      June 30,      ---------------------------
                                          1999          1999           1999           1998
                                     ------------    -----------    -----------     -----------
Convertible Fund
 (Number of Shares)
Shares sold                               803,383        240,854       1,235,038         709,278
Shares issued as reinvestments
 of dividends                             419,390          8,766          84,764         154,229
Shares redeemed                          (980,890)      (106,071)       (795,095)       (323,387)
                                     ------------    -----------    ------------    ------------
Net increase in shares outstanding        241,882        143,549         524,707         540,120
                                     ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                          $ 18,903,406    $ 5,446,752    $ 22,826,352    $ 12,820,279
Shares issued as reinvestments
 of dividends                           9,675,286        201,806       1,677,136       2,762,320
Shares redeemed                       (23,219,011)    (2,398,688)    (14,627,285)     (5,890,494)
                                     ------------    -----------    ------------    ------------
Net increase in shares outstanding   $  5,359,681    $ 3,249,870    $  9,876,203    $  9,692,105
                                     ============    ===========    ============    ============


                                                              Class B Shares
                                     -----------------------------------------------------------
                                       Six Months     3 Months            Year Ended
                                         Ended         Ended               March 31,
                                        Dec. 31,      June 30,      ----------------------------
                                          1999          1999           1999           1998
                                     ------------    -----------    ------------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                               963,696        377,405       1,107,458       1,126,063
Shares issued as reinvestments
 of dividends                             441,007          4,334          36,617          50,922
Shares redeemed                          (301,168)      (155,682)       (468,699)       (158,706)
                                     ------------    -----------    ------------    ------------
Net increase in shares outstanding      1,103,535        226,057         675,376       1,018,279
                                     ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                          $ 24,703,537    $ 9,316,686    $ 22,988,795    $ 21,634,970
Shares issued as reinvestments
 of dividends                          11,067,194        108,485         774,835         972,857
Shares redeemed                        (7,597,394)    (3,833,777)     (9,912,927)     (3,026,200)
                                     ------------    -----------    ------------    ------------
Net increase in shares outstanding   $ 28,173,337    $ 5,591,394    $ 13,850,703    $ 19,581,627
                                     ============    ===========    ============    ============


                                                        Class C Shares
                                     -----------------------------------------------------------
                                       Six Months     3 Months            Year Ended
                                         Ended         Ended               March 31,
                                        Dec. 31,      June 30,      ----------------------------
                                          1999          1999           1999           1998
                                     ------------    -----------    ------------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                              457,148        204,264          84,820         791,856
Shares issued as reinvestments
 of dividends                            589,483          3,236         110,911         407,608
Shares redeemed                         (325,484)      (276,138)       (881,082)       (672,422)
                                    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             721,147        (68,638)        114,649         527,042
                                    ============    ===========    ============    ============
Convertible Fund ($)
Shares sold                         $ 11,106,850    $ 4,732,365    $ 17,299,957    $ 14,822,064
Shares issued as reinvestments
 of dividends                         13,877,975         75,700       2,256,244       7,387,102
Shares redeemed                       (7,529,103)    (6,363,756)    (17,113,435)    (12,484,704)
                                    ------------    -----------    ------------    ------------
Net increase (decrease) in shares
 outstanding                        $ 17,455,722    $(1,555,691)   $  2,442,766    $  9,724,462
                                    ============    ===========    ============    ============


                                                           Class Q Shares
                                    ---------------------------------------------------------
                                      Six Months     3 Months            Year Ended
                                        Ended         Ended               March 31,
                                       Dec. 31,      June 30,      --------------------------
                                         1999          1999           1999           1998
                                    ------------    -----------    ------------   -----------
Convertible Fund
 (Number of Shares)
Shares sold                              451,591        393,267        423,276        111,297
Shares issued as reinvestments
 of dividends                            136,398          3,568         16,065         28,400
Shares redeemed                          (86,875)       (29,839)      (410,737)       (59,172)
                                    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             501,114        366,996         28,604         80,525
                                    ============    ===========    ===========    ===========
Convertible Fund ($)
Shares sold                         $ 10,644,252    $ 8,618,236    $ 8,043,910    $ 1,905,912
Shares issued as reinvestments
 of dividends                          3,045,349         79,431        304,178        490,423
Shares redeemed                       (1,962,312)      (655,742)    (7,680,884)    (1,019,145)
                                    ------------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                        $ 11,727,289    $ 8,041,925    $   667,204    $ 1,377,190
                                    ============    ===========    ===========    ===========

-------
Pilgrim
Funds
-------

 NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1999 the Funds received the following earnings credits:

     MagnaCap Fund                                         $   865
     LargeCap Leaders Fund                                     210
     LargeCap Growth Fund                                    6,054
     MidCap Value Fund                                       1,023
     MidCap Growth Fund                                      1,615
     SmallCap Growth Fund                                       --
     Bank and Thrift Fund                                       --
     Worldwide Growth Fund                                      --
     International Core Growth Fund                             --
     International SmallCap Growth Fund                         --
     Emerging Countries Fund                                    --
     Asia-Pacific Equity Fund                                   --
     Government Securites Income Fund                        1,003
     Strategic Income Fund                                     208
     High Yield Fund                                         3,580
     High Yield Fund II                                      2,492
     Balanced Fund                                             383
     Convertible                                            16,119
     Money Market Fund                                         225

NOTE 12 -- SUBSEQUENT EVENTS

On January 28, 2000 Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Pilgrim MidCap Growth Fund and Pilgrim SmallCap Growth Fund, effective March 31, 2000. Beginning April 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly.

On   November   16,  1999  the  Board  of  Trustees   approved   the   following
reorganizations:

*    Pilgrim High Yield III Fund merging into Pilgrim High Yield II Fund

*    Pilgrim   Government   Securities  Fund  merging  into  Pilgrim  Government
     Securities Income fund

* Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund merging into Pilgrim Balanced Fund.

Proxy statements dated February 8, 2000 for these reorganizations have been mailed to the shareholders. Special Meetings of shareholders are to be held on March 24, 2000 to approve such reorganizations. Upon approval, the reorganizations will occur after the close of business on March 31, 2000.

Subsequent to December 31, 1999, the following funds declared dividends from net investment income of:


                 Per Share
                  Amount         Payable Date          Record Date
                 ----------   ------------------   -------------------
High Yield Fund
Class A            $0.0500     January 5, 2000     December 31, 1999
Class B            $0.0460     January 5, 2000     December 31, 1999
Class C            $0.0470     January 5, 2000     December 31, 1999
Class M            $0.0470     January 5, 2000     December 31, 1999
Class Q            $0.0500     January 5, 2000     December 31, 1999
Class A            $0.0500    February 3, 2000      January 31, 2000
Class B            $0.0460    February 3, 2000      January 31, 2000
Class C            $0.0460    February 3, 2000      January 31, 2000
Class M            $0.0470    February 3, 2000      January 31, 2000
Class Q            $0.0500    February 3, 2000      January 31, 2000

Government Securities Income Fund
Class A            $0.0615     January 5, 2000     December 31, 1999
Class B            $0.0540     January 5, 2000     December 31, 1999
Class C            $0.0540     January 5, 2000     December 31, 1999
Class M            $0.0560     January 5, 2000     December 31, 1999
Class A            $0.0615    February 3, 2000      January 31, 2000
Class B            $0.0540    February 3, 2000      January 31, 2000
Class C            $0.0520    February 3, 2000      January 31, 2000
Class M            $0.0570    February 3, 2000      January 31, 2000

Strategic Income Fund
Class A            $0.0800     January 5, 2000     December 31, 1999
Class B            $0.0760     January 5, 2000     December 31, 1999
Class C            $0.0750     January 5, 2000     December 31, 1999
Class Q            $0.0810     January 5, 2000     December 31, 1999
Class A            $0.0760    February 3, 2000      January 31, 2000
Class B            $0.0720    February 3, 2000      January 31, 2000
Class C            $0.0720    February 3, 2000      January 31, 2000
Class Q            $0.0770    February 3, 2000      January 31, 2000

High Yield Fund II (*)
Class A            $0.0870     January 5, 2000           Daily
Class B            $0.0810     January 5, 2000           Daily
Class C            $0.0810     January 5, 2000           Daily
Class Q            $0.0880     January 5, 2000           Daily
Class A            $0.0940    February 1, 2000           Daily
Class B            $0.0880    February 1, 2000           Daily
Class C            $0.0880    February 1, 2000           Daily
Class Q            $0.0950    February 1, 2000           Daily

Money Market (*)
Class A            $0.0029     January 3, 2000           Daily
Class B            $0.0029     January 3, 2000           Daily
Class C            $0.0029     January 3, 2000           Daily
Class A            $0.0032    February 1, 2000           Daily
Class B            $0.0031    February 1, 2000           Daily
Class C            $0.0031    February 1, 2000           Daily

----------
(*)  Per Share Amount Indicates Monthly Cumulative Income.

Pilgrim
MagnaCap
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Market
Shares                                      Value
------                                      -----

COMMON STOCKS: 96.51%

             Aerospace/Defense: 1.85%
153,750      Honeywell
             International, Inc.         $ 8,869,453
                                         -----------
             Banks: 4.42%
 50,000      Bank of America Corp.         2,509,375
 65,000      Chase Manhattan Corp.         5,049,688
 99,200      Comerica, Inc.                4,631,400
 90,000      Fleet Boston Financial
             Corp.                         3,133,125
150,000      UnionBanCal Corp.             5,915,625
                                         -----------
                                          21,239,213
                                         -----------
             Beverages: 2.57%
 75,000      Anheuser-Busch
             Companies, Inc.               5,315,625
200,000      Pepsico, Inc.                 7,050,000
                                         -----------
                                          12,365,625
                                         -----------
             Chemicals: 2.69%
 70,030      Du Pont (E.I.) de
             Nemours                       4,613,226
165,100      Praxair, Inc.                 8,306,594
                                         -----------
                                          12,919,820
                                         -----------
             Commercial Services: 1.00%
205,000      Equifax, Inc.                 4,830,313
                                         -----------
             Computers: 7.57%
 50,000 @    Cisco Systems, Inc.           5,356,250
180,000      Compaq Computer
             Corp.                         4,871,250
 80,000 @    Computer Sciences
             Corp.                         7,570,000
 85,000      Hewlett-Packard Co.           9,684,688
115,000 @    Sun Microsystems, Inc.        8,905,312
                                         -----------
                                          36,387,500
                                         -----------
             Distribution/Wholesale: 1.50%
 79,000 @    Costco Wholesale
             Corp.                         7,208,750
                                         -----------
             Diversified Financial Services: 4.02%
230,000      Alliance Capital
             Management
             Holdings                      6,885,625
 97,500      Citigroup, Inc.               5,417,344
 60,000      Fannie Mae                    3,746,250
 70,000      Freddie Mac                   3,294,375
                                         -----------
                                          19,343,594
                                         -----------
             Electric: 1.98%
120,000      Duke Energy Corp.             6,015,000
150,000      Southern Co.                  3,525,000
                                         -----------
                                           9,540,000
                                         -----------

             Electrical Components &
               Equipment: 0.66%
 55,000      Emerson Electric Co.        $ 3,155,625
                                         -----------

             Food: 2.22%
130,000      Heinz (H.J.) Co.              5,175,625
250,000      Sara Lee Corp.                5,515,625
                                         -----------
                                          10,691,250
                                         -----------
             Health Care: 3.86%
137,000      Baxter International, Inc.    8,605,313
107,000      Johnson & Johnson             9,964,375
                                         -----------
                                          18,569,688
                                         -----------

             Household Products/Wares: 2.22%
146,500      Avery Dennison Corp.         10,676,188
                                         -----------
             Insurance: 6.30%
270,000      Aflac, Inc.                  12,740,621
 65,000      American General Corp.        4,931,875
 64,687      American International
             Group                         6,994,282
 58,800      Marsh & McLennan
             Cos.                          5,626,425
                                         -----------
                                          30,293,203
                                         -----------
             Leisure Time: 2.31%
125,000      Carnival Corp.                5,976,563
 80,000      Harley-Davidson, Inc.         5,125,000
                                         -----------
                                          11,101,563
                                         -----------

             Machinery-Diversified: 2.09%
120,000      Dover Corp.                   5,445,000
 90,000      Parker Hannifin Corp.         4,618,125
                                         -----------
                                          10,063,125
                                         -----------

             Leisure Time: 2.31%
155,000      New York Times Co.            7,614,375
290,000      Walt Disney (Hldgs) Co.       8,482,500
                                         -----------
                                          16,096,875
                                         -----------
             Metals-Diversified: 0.43%
 25,000      Alcoa, Inc.                   2,075,000
                                         -----------
             Manufacturing: 3.45%
 65,000      General Electric Co.         10,058,750
167,500      Tyco International Ltd.       6,511,563
                                         -----------
                                          16,570,313
                                         -----------
             Oil & Gas Producers: 5.90%
 98,000      Atlantic Richfield Co.      $ 8,477,000
 82,000      Chevron Corp.                 7,103,250
161,413      Conoco, Inc.                  4,015,148
116,933      Total Fina SA ADR             8,097,610
 20,134      Transocean Sedco
             Forex, Inc.                     678,278
                                         -----------
                                          28,371,286
                                         -----------
             Oil & Gas Services: 1.80%
 69,700      Halliburton Co.               2,805,425
104,000      Schlumberger Ltd.             5,850,000
                                         -----------
                                           8,655,425
                                         -----------
             Pharmaceuticals: 5.16%
192,000      Abbott Laboratories           6,972,000
142,000      Bristol-Myers Squibb Co.      9,114,625
 61,100      Merck & Co., Inc.             4,097,519
110,000      Schering-Plough Corp.         4,640,625
                                         -----------
                                          24,824,769
                                         -----------
             Retail: 10.27%
 20,000      Dayton-Hudson Corp.           1,468,750
175,500      Home Depot, Inc.             12,032,719
120,000      Lowe's Companies              7,170,000
290,000      McDonald's Corp.             11,690,625
165,000 @    Tricon Global
             Restaurants, Inc.             6,373,125
154,000      Wal-Mart Stores, Inc.        10,645,250
                                         -----------
                                          49,380,469
                                         -----------
             Savings & Loans: 2.38%
242,865      Charter One Financial, Inc.   4,644,793
109,200      Golden West Financial
             Corp.                         3,658,200
120,000      Washington Mutual, Inc.       3,120,000
                                         -----------
                                          11,422,993
                                         -----------
             Semiconductors: 2.05%
 30,000 @    Altera Corp.                  1,486,875
102,000      Intel Corp.                   8,395,875
                                         -----------
                                           9,882,750
                                         -----------
             Software: 3.42%
224,000      Automatic Data
             Processing                   12,068,000
 55,000 @    BMC Software, Inc.            4,396,563
                                         -----------
                                          16,464,563
                                         -----------
             Telecommuncations Equipment: 3.42%
 40,000      Nokia OYJ ADR                 7,600,000
138,000 @    Tellabs, Inc.                 8,857,875
                                         -----------
                                          16,457,875
                                         -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                            Market
Shares                                      Value
------                                      -----
             Telephone: 6.70%
 60,000      Alltel Corp.             $  4,961,250
120,000      AT&T Corp.                  6,090,000
 90,000      Bell Atlantic Corp.         5,540,625
 30,000      GTE Corp.                   2,116,875
135,000 @    MCI Worldcom, Inc.          7,163,438
130,500      SBC Communications,
             Inc.                        6,361,875
                                      ------------
                                        32,234,063
                                      ------------
             Tobacco: 0.92%
190,000      Philip Morris
             Companies, Inc.             4,405,625
                                      ------------
             Total Common Stocks
              (Cost $315,814,870)      464,096,916
                                      ------------
RIGHTS: 0.00%
192,000 @    Abbott Labs Rights                --
             Total Long-Term
             Investments
             (Cost $315,814,870)       464,096,916
                                      ------------

Principal
Amount                                           Value
---------                                        -----
SHORT-TERM INVESTMENTS: 3.77%
             Commercial Paper: 3.77%
$18,130,000  Union Bank of Switzerland
             4.00%, due 01/03/2000            $ 18,125,971
             Total Short-Term
             Investments (Cost
             $18,125,971)                       18,125,971
                                              ------------
             Total Investments
             in Securities
             (Cost $333,940,841)*   100.28%    482,222,887
             Other Assets and
             Liabilities, Net        -0.28%     (1,340,051)
                                    ------    ------------
              Net Assets            100.00%   $480,882,836
                                    ======    ============

@    -- Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

             Gross Unrealized
             Appreciation                    $ 160,334,455
             Gross Unrealized
             Depreciation                      (12,052,409)
                                             -------------
             Net Unrealized Appreciation     $ 148,282,046
                                             =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Market
Shares                                      Value
------                                      -----
COMMON STOCKS: 93.93%
           Auto Manufacturers: 2.88%
 7,500     DaimlerChrysler AG           $   586,875
10,600     Ford Motor Co.                   566,438
                                        -----------
                                          1,153,313
                                        -----------
           Banks: 1.42%
 7,300     Chase Manhattan Corp.            567,119
                                        -----------
           Beverages: 3.95%
 7,300     Anheuser-Busch
           Companies, Inc.                  517,388
 9,100     Coca-Cola Co.                    530,075
15,100     Pepsico, Inc.                    532,275
                                        -----------
                                          1,579,738
                                        -----------
           Chemicals: 1.36%
 8,294     Du Pont (E.I.) de
           Nemours                          546,367
                                        -----------
           Computers: 8.41%
 6,350 @   Cisco Systems, Inc.              680,244
23,600     Compaq Computer
           Corp.                            638,675
12,900 @   Dell Computer Corp.              657,900
 6,200     Hewlett-Packard Co.              706,412
 8,800 @   Sun Microsystems, Inc.           681,450
                                        -----------
                                          3,364,681
                                        -----------
           Cosmetics/Personal Care: 4.56%
10,500     Colgate-Palmolive Co.            682,500
13,400     Gillette Co.                     551,912
 5,400     Procter & Gamble Co.             591,638
                                        -----------
                                          1,826,050
                                        -----------
           Diversified Financial Services: 6.00%
 4,100     American Express Co.             681,625
11,550     Citigroup, Inc.                  641,747
 9,000     Fannie Mae                       561,938
10,900     Freddie Mac                      512,981
                                        -----------
                                          2,398,291
                                        -----------
           Electric: 2.54%
10,500     Duke Energy Corp.                526,313
20,900     Southern Co.                     491,150
                                        -----------
                                          1,017,463
                                        -----------
           Food: 2.54%
14,300 @   Safeway, Inc.                    508,544
23,000     Sara Lee Corp.                   507,437
                                        -----------
                                          1,015,981
                                        -----------
           Health Care: 1.35%
 5,800     Johnson & Johnson                540,125
                                        -----------

           Household Products/Wares: 1.25%
16,482     Unilever PLC ADR             $   499,611
                                        -----------
           Insurance: 2.75%
20,200     Allstate Corp.                   484,800
 5,525     American International
           Group                            597,391
                                        -----------
                                          1,082,191
                                        -----------

           Leisure Time: 3.06%
11,900     Carnival Corp.                   568,969
 2,300     Sony Corp. ADR                   654,925
                                        -----------
                                          1,223,894
                                        -----------
           Media: 4.60%
12,100     Comcast Corp.                    608,025
 7,900     Gannett Co., Inc.                644,344
 8,100     Time Warner, Inc.                586,744
                                        -----------
                                          1,839,113
                                        -----------
           Metals-Diversified: 1.70%
 8,200     Alcoa, Inc.                      680,600
                                        -----------

           Miscellaneous Manufacturing: 3.31%
 4,100     General Electric Co.             634,475
17,700     Tyco International Ltd.          688,088
                                        -----------
                                          1,322,563
                                        -----------
           Oil & Gas Producers: 4.01%
 5,800     Chevron Corp.                    502,425
 6,600     Exxon Mobil Corp.                531,713
 8,500     Royal Dutch Petroleum
           Co. ADR                          513,719
 1,646     Transocean Sedco
           Forex, Inc.                       55,436
                                        -----------
                                          1,603,293
                                        -----------
           Oil & Gas Services: 4.01%
 8,500     Schlumberger Ltd.                478,125
                                        -----------
           Pharmaceuticals: 7.86%
13,400     Abbott Laboratories              486,588
 8,100     Bristol-Myers Squibb
           Co.                              519,914
 8,100     Merck & Co., Inc.                543,206
 6,800     Novartis AG ADR                  496,599
16,200     Pfizer, Inc.                     525,487
 7,000     Warner-Lambert Co.               573,562
                                        -----------
                                          3,145,357
                                        -----------
           Pipelines: 1.42%
12,800     Enron Corp.                      568,000
                                        -----------
           Retail: 10.67%
 7,100 @   Costco Wholesale
           Corp.                        $   647,875
14,300     Gap, Inc.                        657,800
10,200     Home Depot, Inc.                 699,337
12,600     McDonald's Corp.                 507,938
17,100     Sears, Roebuck And Co.           520,481
19,700     Walgreen Co.                     576,225
 9,500     Wal-Mart Stores, Inc.            656,688
                                        -----------
                                          4,266,344
                                        -----------
           Semiconductors: 2.87%
 7,000     Intel Corp.                      576,188
 5,900     Texas Instruments, Inc.          571,562
                                        -----------
                                          1,147,750
                                        -----------
           Software: 3.18%
 8,200 @   America Online, Inc.             618,588
 5,600 @   Microsoft Corp.                  653,800
                                        -----------
                                          1,272,388
                                        -----------
           Telecommunication Equipment: 3.27%
 8,100     Lucent Technologies, Inc.        605,981
 3,700     Nokia OYJ ADR                    703,000
                                        -----------
                                          1,308,981
                                        -----------
           Telephone: 5.11%
10,543     AT&T Corp.                       535,057
 8,220     Bell Atlantic Corp.              506,044
 9,600 @   MCI Worldcom, Inc.               509,400
10,100     SBC Communications, Inc.         492,375
                                        -----------
                                          2,042,876
                                        -----------
           Tobacco: 1.32%
22,800     Philip Morris
           Companies, Inc.                  528,675
                                        -----------
           Transportation: 1.38%
13,500 @   FDX Corp.                        552,656
                                        -----------
           Total Common Stocks
            Cost ($30,527,487)           37,571,545
                                        -----------
RIGHTS: 0.00%
12,900 @   Abbott Labs Rights                     0
                                        -----------
           Total Long-Term
           Investments
           (Cost $30,527,488)            37,571,545
                                        -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                          Value
---------                                                       -----
SHORT-TERM INVESTMENTS: 5.09%
                        Repurchase Agreements: 5.09%
$2,036,000              State Street Bank & Trust
                        Repurchase Agreement,
                        3.00% due 01/03/2000
                        (Collateralized by
                        $1,710,000 U.S. Treasury
                        Notes, 8.50%, due
                        02/15/20, Market Value
                        $2,077,650)                         $  2,036,000
                                                            ------------
                        Total Short-Term
                        Investments
                        (Cost $2,036,000)                      2,036,000
                                                            ------------
                        Total Investments
                        In Securities
                         (cost $32,563,488)*   99.02%         39,607,545
                        Other Assets and
                        Liabilities, Net        0.98%            393,560
                                              -------       ------------
                         Net Assets           100.00%       $ 40,001,105
                                              =======       ============

----------
@    -- Non-income producing security

ADR  -- American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized                    $  9,011,756
                        Appreciation                          (1,967,699)
                                                            ------------
                                                            $  7,044,057
                                                            ============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Market
Shares           Industry/Issuer            Value
------           ---------------            -----
COMMON STOCKS: 96.06%

             Biotechnology: 5.76%
202,600 @    Amgen, Inc.                 $  12,168,663
102,100 @    Genentech, Inc.                13,732,450
                                         -------------
                                            25,901,113
                                         -------------
             Computers: 8.25%
134,400 @    Cisco Systems                  14,397,600
 79,100      International Business
             Machines                        8,542,800
182,800 @    Sun Microsystems               14,155,575
                                         -------------
                                            37,095,975
                                         -------------
             Diversified Financial Services: 2.97%
240,500      Citigroup, Inc.                13,362,781
                                         -------------
             Electronics: 4.56%
265,300 @    Agilent Technologies, Inc.     20,511,006
                                         -------------
             Entertainment: 3.19%
285,600      MGM Grand, Inc.                14,369,250
                                         -------------
             Home Furnishings: 3.51%
 55,400      Sony Corp. ADR                  5,775,150
                                         -------------
             Media: 5.18%
239,212 @    AT & T Corp. Liberty
             Media                          13,575,281
444,400 @    Charter Communications,
             Inc.                            9,721,250
                                         -------------
                                            23,296,531
                                         -------------
             Miscellaneous Manufacturing: 3.18%
111,100      Corning, Inc.                  14,324,956
                                         -------------
             Retail: 6.52%
217,500      Home Depot, Inc.               14,912,344
208,800      Wal-Mart Stores, Inc.          14,433,300
                                         -------------
                                            29,345,644
                                         -------------
             Semiconductors: 6.07%
112,800 @    Applied Materials, Inc.        14,290,350
134,300      Texas Instruments, Inc.        13,010,313
                                         -------------
                                            27,300,663
                                         -------------
             Software: 11.83%
134,200 @    America Online, Inc.           10,123,713
 50,400 @    CMGI, Inc.                     13,954,500
120,900 @    Microsoft Corp.                14,115,075
134,200 @    Oracle Corp.                   15,038,788
                                         -------------
                                            53,232,076
                                         -------------
             Telecommunication Equipment: 13.39%
187,025      Lucent Technologies         $  13,991,809
 97,900      Motorola, Inc.                 14,415,775
 78,200      Nokia Corp. ADR                14,858,000
 96,400 @    Qualcomm, Inc.                 16,990,500
                                         -------------
                                            60,256,084
                                         -------------
             Telecommunications: 12.75%
132,000 @    General Motors Corp.           12,672,000
172,600 @    Infonet Services Corp.          4,530,750
132,300 @    Nextel
             Communications, Inc.           13,643,438
340,400 @    Qwest Communications
             International                  14,637,200
115,800 @    Sprint Corp.                   11,869,500
                                         -------------
                                            57,352,888
                                         -------------
             Telephone: 6.25%
 98,300      Alltel                          8,128,181
230,700      AT & T Corp.                   11,708,028
155,700 @    MCI Worldcom, Inc.              8,261,831
                                         -------------
                                            28,098,040
                                         -------------
             Transportation: 2.65%
172,800      United Parcel Service, Inc.    11,923,200
                                         -------------
             Total Common Stocks
              (Cost $297,304,300)          432,145,351
                                         -------------

Principal
Amount                                                 Value
------                                                 -----

SHORT-TERM INVESTMENTS: 5.09%
              Repurchase Agreements: 5.09%
 $22,913,000       State Stree Repurchase
                   Agreement, 3.00% due
                   01/03/00 (Collateralized
                   by $19,240,000 U.S.
                   Treasury Notes, 8.50%
                   Market Value
                   $23,376,600, Due
                   02/15/2020)                      $  22,913,000
                   Total Short-Term
                   Investments (Cost
                   $22,913,000)                        22,913,000
                                                    -------------
                   Total Investments
                   in Securities
                   (Cost
                   $320,217,300)*         101.15%     455,058,351
                   Cash and Other
                   Assets in
                   Excess of
                   Liabilities-Net         -1.15%      (5,158,887)
                                          ------    -------------
                   Total Net Assets        100.0%   $ 449,899,464
                                          ======    =============

@ Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $ 136,445,388
                   Gross Unrealized Depreciation       (1,604,337)
                                                    -------------
                   Net Unrealized Appreciation      $ 134,841,051
                                                    =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
MidCap
Value
Fund
-------

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                             Market
Shares                                       Value
------                                       -----

COMMON STOCKS: 98.33%
              Apparel: 1.56%
 35,200 @     Polo Ralph Lauren
              Corp.                       $    600,600
                                          ------------
              Banks: 4.18%
 13,650       Commerce Bancshares,
              Inc.                             462,394
 32,000       North Fork Bancorp               560,000
 14,900       UnionBanCal Corp.                587,619
                                          ------------
                                             1,610,013
                                          ------------
              Beverages: 1.63%
 12,000       Adolph Coors Co.                 630,000
                                          ------------
              Chemicals: 3.28%
 17,000       Rohm & Haas Co.                  691,688
 19,000       Sigma-Aldrich Corp.              571,187
                                          ------------
                                             1,262,875
                                          ------------
              Commercial Services: 6.95%
 14,000       Block H & R, Inc.                612,500
 29,000 @     Convergys Corp.                  891,750
 22,000       Equifax, Inc.                    518,375
 23,000 @     Robert Half
              International, Inc.              656,938
                                          ------------
                                             2,679,563
                                          ------------
              Diversified Financial Services: 1.62%
 17,615       Finova Group, Inc.               625,333
                                          ------------
              Electric: 1.38%
 22,000       Cinergy Corp.                    530,750
                                          ------------
              Electrical Components & Equipment: 3.69%
 27,400 @     American Power
              Conversion Corp.                 722,675
 19,000       Applied Power, Inc.              698,250
                                          ------------
                                             1,420,925
                                          ------------
              Environmental Control: 2.00%
 53,700 @     Republic Services, Inc.          771,938
                                          ------------
              Forest Products & Paper: 5.48%
 11,000       Champion International
              Corp.                            681,313
 18,000       Mead Corp.                       781,875
 14,000       Willamette Industries, Inc.      650,125
                                          ------------
                                             2,113,313
                                          ------------
              Hand/Machine Tools: 1.32%
 19,200       Snap-On, Inc.                    510,000
                                          ------------
              Health Care: 8.88%
  9,000       Bausch & Lomb, Inc.              615,938
 20,000       Mallinckrodt, Inc.               636,250
 69,300       Omnicare, Inc.                   831,600
 20,000 @     St. Jude Medical, Inc.           613,750
 11,000 @     Wellpoint Health
              Networks, Inc.                   725,312
                                          ------------
                                             3,422,850
                                          ------------
              Home Furnishings: 1.62%
 13,000       Maytag Corp.                     624,000
                                          ------------
              Household Products/Wares: 3.44%
 26,000       Dial Corp.                       632,125
 21,000       Fortune Brands, Inc.             694,313
                                          ------------
                                             1,326,438
                                          ------------
              Insurance: 4.94%
 27,500       Everest Reinsurance
              Holdings, Inc.                   613,594
 13,000       Hartford Life, Inc.              572,000
 10,000       Nationwide Financial
              Services, Inc.                   279,375
  6,000       Progressive Corp.-Ohio           438,750
                                          ------------
                                             1,903,719
                                          ------------
              Lodging: 1.68%
 27,600       Starwood Hotels & Resorts        648,600
                                          ------------
              Media: 1.53%
 12,000       New York Times Co.               589,500
                                          ------------
              Manufacturing: 8.93%
 20,500       Donaldson Co., Inc.              493,281
 13,000       Fastenal Co.                     584,188
 12,000       Grainger (W.W.), Inc.            573,756
  9,000       Johnson Controls, Inc.           511,875
 26,000       Pall Corp.                       560,625
 14,000       Parker Hannifin Corp.            718,375
                                          ------------
                                             3,442,100
                                          ------------
              Oil & Gas Producers: 4.71%
 10,400       Amerada Hess Corp.               590,200
 23,000       Helmerich & Payne, Inc.          501,688
 28,000       Santa Fe International
              Corp.                            724,500
                                          ------------
                                             1,816,388
                                          ------------
              Pipelines: 3.35%
 11,200       Columbia Energy Group            708,400
 15,000       EL Paso Energy Corp.             582,188
                                          ------------
                                             1,290,588
                                          ------------
              Retail: 8.54%
 18,000 @     Abercrombie & Fitch Co.          480,375
 16,000 @     BJ's Wholesale Club, Inc.        584,000
 45,400       Blockbuster, Inc.                607,225
 29,000       Ross Stores, Inc.                520,188
 22,700 @     Shopko Stores, Inc.              522,100
 15,000 @     Tricon Global
              Restaurants, Inc.                579,375
                                          ------------
                                             3,293,263
                                          ------------
              Savings & Loans: 2.09%
 30,000       Charter One Financial, Inc.      573,750
 31,000       Sovereign Bancorp, Inc.          231,047
                                          ------------
                                               804,797
                                          ------------
              Semiconductor: 3.22%
 13,300 @     Lattice Semiconductor Corp.      626,763
 14,400 @     National
              Semiconductor Corp.              616,500
                                          ------------
                                             1,243,263
                                          ------------
              Software: 3.43%
 15,300 @     Lernout & Hauspie
              Speech Products                  707,625
 22,700 @     Parametric Technology Corp.      614,319
                                          ------------
                                             1,321,944
                                          ------------
              Telecommunication Equipment: 5.56%
 10,000 @     ADC Telecommunications, Inc.     725,625
 34,000 @     Andrew Corp.                     643,875
  9,100 @     General Instrument Corp.         773,500
                                          ------------
                                             2,143,000
                                          ------------
              Telecommunications: 1.72%
 18,000       Broadwing, Inc.                  663,750
                                          ------------
              Telephone: 1.60%
 13,000       CenturyTel, Inc.                 615,875
                                          ------------
              Total Common Stocks
              (Cost $36,035,654)            37,905,373
                                          ------------

Pilgrim
MidCap
Value
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                 Value
------                                                 -----
SHORT-TERM INVESTMENTS: 1.41%
                   Repurchase Agreements: 1.41%
     $545,000      State Street Bank & Trust
                   Repurchase Agreement,
                   3.00% due 01/03/2000
                   (Collateralized by
                   $460,000 U.S. Treasury
                   Notes, 8.50% due
                   02/15/20, Market Value
                   $558,900)                        $    545,000
                                                    ------------
                   Total Short-Term
                   Investments (Cost
                   $545,000)                             545,000
                                                    ------------
                   Total Investments
                   in Securities
                   (cost $36,580,654)*    99.74%      38,450,373
                   Other Assets and
                   Liabilities, Net        0.26%          98,735
                                         ------     ------------
                   Net Assets            100.00%    $ 38,549,108
                                         ======     ============

@ -- Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $  5,076,008
                   Gross Unrealized Depreciation      (3,206,289)
                                                    ------------
                   Net Unrealized Appreciation      $  1,869,719
                                                    ============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                            Market
Shares            Industry/Issuer           Value
------            ---------------           -----
COMMON STOCKS: 98.58%
             Advertising: 0.78%
 33,800      Omnicom Group               $ 3,380,000
                                         -----------
             Applications Software: 3.14%
 42,700 @    Citrix Systems, Inc.          5,252,100
 63,300 @    Peregrine Systems, Inc.       5,230,163
 36,300 @    Siebel Systems, Inc.          3,049,200
                                         -----------
                                          13,531,463
                                         -----------
             Biotechnology: 4.94%
 19,500 @    Affymetrix, Inc.              3,308,906
 27,200 @    Biogen, Inc.                  2,298,400
 46,100 @    Genentech, Inc.               6,200,450
 47,900 @    Immunex Corp.                 5,245,050
 28,300 @    PE Corp.-Celera
             Genomics                      4,216,700
                                         -----------
                                          21,269,506
                                         -----------
             Commercial Services: 1.21%
 84,750 @    Concord EFS, Inc.             2,182,313
 36,100 @    Medical Manager Corp.         3,041,425
                                         -----------
                                           5,223,738
                                         -----------
             Computer Software: 1.67%
 38,800 @    Mercury Interactive Corp.     4,187,975
 14,600 @    Va Linux, Inc.                3,016,725
                                         -----------
                                           7,204,700
                                         -----------
             Computers: 13.21%
 83,800 @    3-Com Corp.                   3,938,600
 27,200 @    Apple Computer, Inc.          2,796,500
 20,800 @    Brocade Communications
             System                        3,681,600
  9,100 @    Foundry Networks, Inc.        2,745,356
101,200 @    Network Appliance, Inc.       8,405,925
 18,200 @    Redback Networks              3,230,500
 75,000 @    VeriSign, Inc.               14,320,312
105,050 @    Veritas Software Corp.       15,035,281
 34,800 @    Visual Networks, Inc.         2,757,900
                                         -----------
                                          56,911,974
                                         -----------
             Diversified Financial Services: 1.86%
 41,200      Capital One Financial
             Corp.                         1,985,325
 76,700 @    Knight/Trimark Group, Inc.    3,528,200
 29,700      Lehman Brothers
             Holdings, Inc.                2,515,219
                                         -----------
                                           8,028,744
                                         -----------
             Electric: 1.29%
 46,600 @    AES Corp.                   $ 3,483,350
 32,200 @    Calpine Corp.                 2,060,800
                                         -----------
                                           5,544,150
                                         -----------
             Electronics: 5.66%
 66,200 @    Analog Devices                6,156,600
 79,400 @    Maxim Integrated Products     3,746,687
 47,800      PE Corp.-PE Biosystems
             Group                         5,750,938
 24,700 @    Sanmina Corp.                 2,466,913
 48,700 @    Teradyne, Inc.                3,214,200
 58,300 @    Vitesse Semiconductor Corp.   3,057,106
                                         -----------
                                          24,392,444
                                         -----------
             Enterprise Software/Service: 2.39%
 50,700 @    BMC Software, Inc.            4,052,831
 36,700 @    BroadVision, Inc.             6,241,294
                                         -----------
                                          10,294,125
                                         -----------
             Internet Content: 8.31%
 42,800 @    CMGI, Inc.                   11,850,250
 13,500 @    Doubleclick, Inc.             3,416,344
 55,800 @    Internet Capital Group
             LLC                           9,486,000
 50,800 @    Network Solutions, Inc.      11,052,175
                                         -----------
                                          35,804,769
                                         -----------
             Internet Software: 10.71%
  8,250 @    Akamai Technologies, Inc.     2,702,906
 26,000 @    Ariba, Inc.                   4,611,752
 22,900 @    Cacheflow, Inc.               2,992,744
 50,800 @    Covad Communications
             Group, Inc.                   2,841,625
 42,100 @    Espeed, Inc.                  1,497,181
 91,400 @    Exodus Communications, Inc.   8,117,462
 23,500 @    F5 Networks, Inc.             2,679,000
 30,500 @    Internap Network Services     5,276,500
 54,200 @    RealNetworks, Inc.            6,520,938
 63,100 @    Verio, Inc.                   2,914,431
 36,800 @    Vignette Corp.                5,998,400
                                         -----------
                                          46,152,939
                                         -----------
             Media: 4.56%
      0 @    Clear Channel
             Communications              $        15
 30,900 @    Hispanic Broadcasting
             Corp.                         2,849,559
 48,700 @    Spanish Broadcasting
             System                        1,960,175
 80,600 @    TV Guide, Inc.                3,465,800
 35,800 @    Univision Communications,
             Inc.                          3,658,313
 63,300 @    USA Networks, Inc.            3,497,325
 55,500 @    Westwood One, Inc.            4,218,000
                                         -----------
                                          19,649,187
                                         -----------
             Oil & Gas Producers: 1.71%
 56,000      Apache Corp.                  2,068,500
136,000      Ensco International,
             Inc.                          3,111,000
101,500 @    Rowan Cos., Inc.              2,201,281
                                         -----------
                                           7,380,781
                                         -----------
             Oil & Gas Services: 2.07%
 82,400 @    BJ Services Co.               3,445,350
 54,400 @    Smith International,
             Inc.                          2,703,000
 69,100 @    Weatherford
             International, Inc.           2,759,681
                                         -----------
                                           8,908,031
                                         -----------
             Packaging & Containers: 0.68%
119,500 @    Smurfit-Stone
             Container Corp.               2,927,750
                                         -----------
             Pharmaceuticals: 3.49%
 61,000 @    Forest Laboratories --
             Class A                       3,747,687
 53,400 @    Medimmune, Inc.               8,857,725
 67,900 @    Watson Pharmaceutical, Inc.   2,431,669
                                         -----------
                                          15,037,081
                                         -----------
             Retail: 2.90%
 34,100 @    American Eagle Outfitters     1,534,500
  7,100 @    Freemarkets, Inc.             2,423,319
 37,500 @    Kohls Corp.                   2,707,031
 97,650 @    Pacific Sunwear Of
             California                    3,143,109
110,800 @    Starbucks Corp.               2,686,900
                                         -----------
                                          12,494,859
                                         -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund
   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                 Market
Shares                Industry/Issuer            Value
------                ---------------            -----
              Semiconductor: 7.79%
 35,100 @     Applied Micro Circuits
              Corp.                           $  4,466,475
 14,200 @     Broadcom Corp.                     3,867,725
102,200 @     Conexant Systems, Inc.             6,783,525
 32,500 @     Lam Research Corp.                 3,625,781
 79,800 @     LSI Logic Corp.                    5,386,500
 25,900 @     Qlogic Corp.                       4,140,762
116,600 @     Xilinx, Inc.                       5,301,656
                                              ------------
                                                33,572,424
                                              ------------
              Telecommunication Equipment: 8.68%
148,600 @     Ciena Corp.                        8,544,500
 25,800 @     Comverse Technology,
              Inc.                               3,734,550
 69,000 @     JDS Uniphase Corp.                11,130,563
 80,500 @     Metromedia Fiber
              Network, Inc.                      3,858,969
 37,600 @     Next Level
              Communications,
              Inc.                               2,815,300
 68,700 @     RF Micro Devices, Inc.             4,701,656
  8,500 @     Sycamore Networks,
              Inc.                               2,618,000
                                              ------------
                                                37,403,538
                                              ------------
              Telecommunications: 10.74%
114,200 @     Crown Castle
              International Corp                 3,668,675
 47,800 @     Echostar Communications
              Corp.                              4,660,500
 60,100 @     McLeodUSA, Inc.                    3,538,387
 71,800 @     Nextel Communications,
              Inc.                               7,404,375
 97,200 @     Time Warner Telecom, Inc.          4,853,925
118,300 @     Voicestream Wireless
              Corporation                       16,835,569
 70,800 @     Winstar Communications,
              Inc.                               5,301,150
                                              ------------
                                                46,262,581
                                              ------------
              Telephone: 0.79%
 40,800 @     Nextlink
              Communications                     3,388,950
                                              ------------
              Total Common Stocks
              (Cost $213,609,918)              424,763,734
                                              ------------

Principal
Amount                                                Value
------                                                -----

SHORT-TERM INVESTMENTS: 2.52%
                  Repurchase Agreements: 2.52%
$10,855,000       State Stree Repurchase
                  Agreement, 3.00% due
                  01/03/00 (Collateralized
                  by $9,115,000 U.S.
                  Treasury Notes, 8.50%
                  Market Value
                  $11,074,725, Due
                  02/15/2020)                     $  10,855,000
                                                  -------------
                  Total Short-Term
                  Investments (Cost
                  $10,855,000)                       10,855,000
                                                  -------------
                  Total Investments
                  in Securities
                  (Cost $224,464,918)*   101.10%    435,618,734
                  Cash and Other
                  Assets in
                  Excess of
                  Liabilities --
                  Net                     -1.10%     (4,732,437)
                                         -------  -------------
                  Total Net
                  Assets                  100.0%  $ 430,886,297
                                         ======   =============

@ Non-income producing security

          * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized
                  Appreciation                    $ 213,832,492
                  Gross Unrealized
                  Depreciation                       (2,678,676)
                                                  -------------
                  Net Unrealized
                  Appreciation                    $ 211,153,816
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                              Market
Shares            Industry/Issuer             Value
------            ---------------             -----

COMMON STOCKS: 99.10%

             Advertising: 1.17%
 40,600 @    Getty Images, Inc.            $ 1,984,325
 57,300 @    Valuevision
             International, Inc. --
             Class A                         3,284,006
                                           -----------
                                             5,268,331
                                           -----------
             Airlines: 0.12%
 10,600 @    Mesaba Holdings, Inc.             121,238
 14,200      Skywest, Inc.                     397,600
                                           -----------
                                               518,838
                                           -----------
             Apparel: 0.60%
  1,800 @    Cutter & Buck, Inc.                27,225
 51,000 @    Timberland Co. --
             Class A                         2,696,625
                                           -----------
                                             2,723,850
                                           -----------
             Applications Software: 2.05%
 16,500 @    Exchange Applications             921,937
 24,600 @    Hnc Software, Inc.              2,601,450
  9,200 @    Inso Corp.                        296,700
 32,250 @    National Instruments
             Corp.                           1,233,563
  5,000 @    Ondisplay, Inc.                   454,375
 42,400 @    Peregrine Systems, Inc.         3,503,300
  2,200 @    Quest Software, Inc.              224,400
                                           -----------
                                             9,235,725
                                           -----------
             Auto Manufacturers: 0.09%
 14,400      Oshkosh Truck Corp.               422,100
                                           -----------
             Banks: 0.38%
 20,200      City National Corp.               665,337
 30,800      Peoples Heritage
             Financial Group                   463,925
 33,173      Provident Bank                    574,308
                                           -----------
                                             1,703,570
                                           -----------
             Beverage: 0.28%
 25,100 @    Canandaigua Brands, Inc.        1,280,100
                                           -----------
             Biotechnology: 2.47%
  9,450 @    Affymetrix, Inc.              $ 1,603,546
 17,800 @    Cell Genesys, Inc.                228,062
 12,800 @    Curagen Corp.                     892,800
 40,600 @    Idec Pharmaceuticals            3,988,950
    900 @    Invitrogen Corp.                   54,000
  5,800 @    Maxygen, Inc.                     411,800
 24,450 @    Millennium
             Pharmaceuticals                 2,982,900
    500 @    Myriad Genetics, Inc.              23,000
 13,300 @    Protein Design Labs, Inc.         931,001
                                           -----------
                                            11,116,059
                                           -----------
             Building Materials: 0.23%
 36,300 @    Dal-tile Int'l, Inc.              367,538
  8,500      Elcor Corp.                       256,062
  9,400 @    Simpson Manufacturing
             Co, Inc.                          411,250
                                           -----------
                                             1,034,850
                                           -----------
             Chemicals: 0.55%
 37,300      Georgia Gulf Corp.              1,135,319
 20,100      Macdermid, Inc.                   825,356
 16,700      Spartech Corp.                    538,575
                                           -----------
                                             2,499,250
                                           -----------
             Commercial Services: 4.84%
  8,100 @    Agency.com, Ltd.                 413,100
 13,000 @    Forrester Research, Inc.          895,375
 17,000      Hooper Holmes Inc.                437,750
  9,800 @    Hotjobs.com, Ltd.                 428,137
 43,600 @    Korn/Ferry International        1,585,950
  4,400 @    Luminant Worldwide Corp.          200,200
112,200 @    Mail-Well, Inc.                 1,514,700
 13,400 @    Management Network Group,
             Inc.                              437,175
 14,200 @    National Equipment Services        88,750
 25,200 @    Navisite, Inc.                  2,520,000
 34,500 @    NCO Group, Inc.                 1,039,312
  2,200 @    Newgen Results                     23,238
 59,410 @    Nova Corp./Georgia              1,875,128
 18,300 @    On Assignment, Inc.               546,713
  6,300 @    Personnel Group Of
             America, Inc.                      63,788
 32,700 @    Razorfish, Inc.                 3,110,587
  4,600 @    Scient Corp.                      397,613
 30,600      Sotheby's Holdings --
             Class A                           918,000
 19,800 @    Startek, Inc.                     717,750
 22,800 @    Teletech Holdings, Inc.           768,431
 17,550 @    Tickets.com, Inc.                 251,184
 62,600 @    Usweb Corp.                     2,781,788
 18,700 @    Xceed, Inc.                       776,050
                                           -----------
                                            21,790,719
                                           -----------
             Computer Software: 8.09%
 27,100 @    Aspect Development, Inc.      $ 1,856,350
 32,700 @    AVT Corp.                       1,536,900
 42,600 @    Bindview Development            2,116,688
 18,700 @    Brio Technology, Inc.             785,400
 20,800 @    Broadbase Software, Inc.        2,340,000
  4,900 @    Bsquare Corp.                     205,494
 34,300 @    Business Objects                4,583,338
 19,900 @    Daleen Technologies, Inc.         435,313
  4,900 @    E.piphany, Inc.                 1,093,313
  4,900 @    Jacada, Ltd.                      136,588
  4,400 @    Kana Communications, Inc.         902,000
                                           -----------
 36,800 @    Macromedia, Inc.                2,691,000
                                           -----------
 74,900 @    Mercury Interactive Corp.       8,084,519
  6,900 @    Metasolv Software, Inc.           564,075
 22,900 @    Mission Crtical Software        1,603,000
  9,400 @    OpenTV Corp.                      754,349
 18,800 @    Pinnacle Systems, Inc.            764,925
  7,500 @    Pivotal Corp.                     316,875
 27,400 @    Puma Technology, Inc.           3,579,125
 13,800 @    Quintus Corp.                     633,074
  6,200 @    Vitria Technology, Inc.         1,450,800
                                           -----------
                                            36,433,126
                                           -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                              Market
Shares                                        Value
------                                        -----
             Computers: 8.23%
 30,000 @    Advanced Digital Info Corp.  $ 1,458,750
 35,200 @    Affiliated Computer Services   1,619,200
 48,500 @    Ancor Communications, Inc.     3,291,938
 20,600 @    Black Box Corp.                1,380,200
  3,600 @    Cobalt Networks, Inc.            390,150
 36,500 @    Concurrent Computer Corp.        682,094
  3,300 @    Crossroads Systems, Inc.         278,850
 27,000      Elbit, Ltd.                      477,563
 19,800 @    Emulex Corp.                   2,227,500
 13,500      Factset Research Systems       1,074,938
  9,400 @    Gadzoox Networks, Inc.           409,488
 68,800 @    ISS Group, Inc.                4,893,400
 24,200 @    IXL Enterprises, Inc.          1,343,100
  7,200 @    McAfee.com Corp.                 324,000
 25,100 @    M-Systems Flash Disk Pioneer     825,163
 18,700 @    Netegrity, Inc.                1,064,731
  4,900 @    Netsolve, Inc.                   154,350
  8,700 @    Paradyne Networks, Inc.          237,075
  4,900 @    Predictive Systems, Inc.         320,950
 17,800 @    QRS Corp.                      1,856,763
  2,200 @    Rainmaker Systems, Inc.           44,550
 53,500 @    S3, Inc.                         618,593
  8,900 @    Silicon Storage Technology       367,125
 11,600 @    Sonicwall, Inc.                  466,900
 35,600 @    Sykes Enterprises, Inc.        1,561,950
 46,800 @    Technology Solutions Co.       1,532,700
 44,100 @    Visual Networks, Inc.          3,494,924
 20,100 @    Whittman-Hart, Inc.            1,077,863
 48,000 @    Xircom                         3,600,000
                                          -----------
                                           37,074,808
                                          -----------
             Data Processing/Mgmt: 1.18%
 50,000 @    Documentum, Inc.               2,993,750
 53,300      Reynolds & Reynolds            1,199,250
  9,400      SEI Investments Co.            1,118,747
                                          -----------
                                            5,311,747
                                          -----------
             Distribution/Wholesale: 0.13%
 44,500 @    Brightpoint, Inc.                584,063
                                          -----------
             Diversified Financial Services: 0.50%
 16,000 @    Affiliated Managers Group        647,000
  8,900      London Pacific Group             320,400
 35,500      Metris Companies, Inc.         1,266,906
                                          -----------
                                            2,234,306
                                          -----------
             Educational Software: 0.45%
 60,600 @    CBT Group
             Plc-sponsored ADR              2,030,100
                                          -----------
             Educational Components &
               Equipment: 0.85%
 39,900 @    C-Cube Microsystems            2,483,775
 29,700 @    Power-one, Inc.                1,360,631
                                          -----------
                                            3,844,406
                                          -----------
             Electronics: 5.65%
  9,700 @    Amphenol Corp.                   645,656
 25,500 @    Credence Systems Corp.         2,205,750
 15,900      CTS Corp.                      1,198,463
 42,100 @    Cymer, Inc.                    1,936,600
 18,400 @    DII Group, Inc.                1,305,825
 24,700 @    DSP Group, Inc.                2,297,100
 40,000 @    Electro Scientific
             Industries                     2,920,000
 35,500 @    Integrated Device
             Technology, Inc.               1,029,500
 18,800 @    LTX Corp.                        420,650
 30,900      Methode Electronics, Inc.        992,663
 44,000 @    Micrel, Inc.                   2,505,250
 28,200 @    Microchip Technology, Inc.     1,929,938
 37,300 @    Molecular Devices Corp.        1,939,600
 66,000 @    Power Integrations, Inc.       3,163,874
 42,900 @    Varian, Inc.                     965,250
                                          -----------
                                           25,456,119
                                          -----------
             Engineering & Construction: 0.23%
 23,350 @    Dycom Industries               1,028,859
                                          -----------
             Enterprise Software/Services: 1.96%
 50,100 @    Genesys Telecomm Labs, Inc.    2,705,400
 22,000 @    JDA Software Group, Inc.         360,250
 35,700 @    Manugistics Group, Inc.        1,153,556
 49,800 @    Symantec Corp.                 2,919,525
 29,700 @    TSI International
             Software, Inc.                 1,681,763
                                          -----------
                                            8,820,494
                                          -----------
             Entertainment: 1.19%
 28,100 @    Cinar Corp.                  $   688,450
 46,300 @    Macrovision Corp.              3,426,200
 20,400 @    SFX Entertainment, Inc.          738,225
 42,100 @    Sunterra Corp.                   484,150
                                          -----------
                                            5,337,025
                                          -----------
             Environmental Control: 0.20%
 19,600 @    Casella Waste Systems            369,950
 33,445 @    Tetra Tech, Inc.                 514,217
                                          -----------
                                              884,167
                                          -----------
             Food: 0.26%
 29,800 @    Hain Food Group, Inc.            666,775
 15,900      Michael Foods, Inc.              391,538
  3,600 @    Symyx Technologies, Inc.         108,000
                                          -----------
                                            1,166,313
                                          -----------
             Health Care: 0.27%
 19,800 @    Resmed, Inc.                     826,650
 10,000 @    Zoll Medical Corp.               381,875
                                          -----------
                                            1,208,525
                                          -----------
             Home Builders: 0.64%
 26,500      M/I Schottenstein
             Homes, Inc.                      412,406
 23,500      MDC Holdings, Inc.               368,656
 17,700 @    Monaco Coach Corp.               452,456
 25,850 @    National R.V. Holdings, Inc.     497,613
 18,500      Ryland Corp.                     426,656
 35,700      Winnebago Industries             716,231
                                          -----------
                                            2,874,018
                                          -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund
    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Market
Shares                                        Value
------                                        -----
             Home Furnishings: 0.75%
 56,150      Ethan Allen Interiors, Inc.  $ 1,800,309
 24,900 @    Polycom, Inc.                  1,585,819
                                          -----------
                                            3,386,128
                                          -----------
             Insurance: 0.06%
 13,500 @    Healthextras, Inc.               162,000
  8,200 @    Quotesmith.com, Inc.              93,275
                                          -----------
                                              255,275
                                          -----------
             Internet Content: 3.11%
  9,200 @    24/7 Media, Inc.                 517,500
 16,300 @    About.com, Inc.                1,462,925
 14,900 @    Ask Jeeves, Inc.               1,682,769
  6,400 @    Backweb Technologies, Ltd.       269,600
  5,900 @    Digital Insight Corp.            214,613
  8,200 @    Earthweb, Inc.                   412,563
 21,400 @    Flycast Communications Corp.   2,780,663
  4,500 @    GetThere.com, Inc.               181,125
  7,800 @    Medicalogic, Inc.                163,800
 13,300 @    Mypoints.com, Inc.               984,200
 41,900 @    S1 Corp.                       3,273,438
 19,900 @    Sportsline Usa, Inc.             997,488
 42,300 @    Telescan, Inc.                 1,044,281
                                          -----------
                                           13,984,965
                                          -----------
             Internet Software: 9.74%
  3,000 @    Agile Software Corp.             651,703
 17,000 @    Allaire Corp.                  2,465,000
  2,700 @    Alteon Websystems, Inc.          236,925
 42,700 @    Appnet, Inc.                   1,868,125
 15,500 @    Art Technology Group, Inc.     1,985,938
 15,100 @    Be Free, Inc.                  1,085,313
  9,500 @    Cacheflow, Inc.                1,241,531
 25,900 @    Clarent Corp.                  2,013,725
  8,900 @    Commtouch Software, Ltd.         432,206
 36,300 @    Concentric Network Corp.       1,118,494
 10,000 @    Cybersource Corp.                517,500
  7,200 @    Digital Impact, Inc.             360,900
 10,400 @    Digital Island, Inc.             989,300
  8,800 @    Digital River, Inc.              293,150
  7,400 @    E-Stamp Corp.                    164,650
 15,700 @    F5 Networks, Inc.              1,789,800
 11,400 @    Globix Corp.                     684,000
 96,600 @    Harbinger Corp.                3,073,088
  8,200 @    Interliant, Inc.                 213,200
 25,100 @    Intervu, Inc.                  2,635,500
 13,500 @    Interworld Corp.               1,152,563
 19,700 @    ITXC Corp.                       662,413
 11,700 @    Keynote Systems, Inc.            862,875
 27,100 @    Liquid Audio                 $   711,375
 28,500 @    Mail.com, Inc.                   534,375
  4,500 @    Mediaplex, Inc.                  282,375
 39,700 @    Mpath Interactive, Inc.        1,057,013
  8,900 @    N2H2, Inc.                       209,150
  9,000 @    National Info Consortium,
             Inc.                             288,000
 10,900 @    Netobjects                       179,850
 37,300 @    Netopia                        2,025,856
 18,600 @    Pcorder.com, Inc.                948,600
  6,400 @    Preview Systmes, Inc.            415,200
 19,100 @    Proxicom, Inc.                 2,374,368
  7,300 @    Retek, Inc.                      549,325
 18,700 @    Silknet Software, Inc.         3,099,525
 22,000 @    Software.com, Inc.             2,112,000
 31,900 @    Verio, Inc.                    1,473,380
  9,100 @    Viant Corp.                      900,900
  6,750 @    Xpedior, Inc.                    194,062
                                          -----------
                                           43,853,253
                                          -----------
             Investment Companies: 0.11%
 21,100 @    American Capital
             Strategies, LTD.                 480,025
                                          -----------
             Leisure Time: 0.46%
 22,500 @    American Classic Voyages         787,500
 24,600 @    Bally Total Fitness Holdings     656,513
 49,500      WMS Industries, Inc.             649,687
                                          -----------
                                            2,093,700
                                          -----------
             Machinery-Constructing &
               Mining: 0.44%
 72,100      Terex Corp.                    2,000,775
                                          -----------
             Machinery-Diversified: 0.63%
 37,200 @    Kulicke & Soffa Industries     1,583,325
 18,700 @    PRI Automation, Inc.           1,255,238
                                          -----------
                                            2,838,563
                                          -----------
             Media: 5.16%
  5,900 @    ACME Communications, Inc.    $   196,175
 40,000 @    Citadel Communications         2,595,000
 18,000 @    Classic Communications, Inc.     658,125
 26,900 @    Cumulus Media, Inc.
             -- Class A                     1,365,175
 44,700 @    Emmis Communications           5,571,436
 45,800 @    Entercom Communications        3,022,800
 34,600 @    Pegasus Communications Corp.   3,382,150
 29,500 @    Playboy Enterprises --
             Class B                          717,218
 15,800 @    Radio One, Inc.                1,453,600
 53,870 @    Saga Communications,
             Inc. -- Class A                1,090,868
 21,050 @    Salem Communications
             -- Class A                       476,256
 30,700 @    SBS Broadcasting               1,494,706
 14,900 @    Sirius Satellite Radio, Inc.     663,050
 14,900 @    XM Satellite Radio
             Holdings, Inc. -- Class A        568,063
                                          -----------
                                           23,254,622
                                          -----------
             Medical Information Systems: 0.41%
 59,800 @    Infocure Corp.                 1,865,012
                                          -----------
             Metal Fabricate/Hardware: 0.48%
  8,612 @    Maverick Tube Corp.              212,609
 33,100 @    Mueller Industries, Inc.       1,199,875
 42,200 @    Transportation Technologies      762,237
                                          -----------
                                            2,174,721
                                          -----------
             Network Software: 1.20%
 54,300 @    Legato Systems, Inc.           3,736,518
  8,200 @    Packeteer, Inc.                  582,200
 35,400 @    Santa Cruz Operation, Inc.     1,075,275
                                          -----------
                                            5,393,993
                                          -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                               Market
Shares                                         Value
------                                         -----
             Oil & Gas Producers: 1.76%
 11,300 @    Atwood Oceanics, Inc.         $   436,463
 39,900 @    Barrett Resources Corp.         1,174,556
  9,200 @    Chieftain Intl, Inc.              158,700
 23,000 @    Forest Oil Corp.                  303,313
 18,400 @    Louis Dreyfus Natural Gas         333,500
 82,600 @    Marine Drilling Co.             1,853,338
 36,647 @    Nabors Industries, Inc.         1,133,776
 22,900 @    Precision Drilling Corp.          588,244
 97,000 @    Pride International, Inc.       1,418,625
 10,500 @    Stone Energy Corp.                374,062
 19,500 @    Unit Corp.                        149,906
                                           -----------
                                             7,924,483
                                           -----------
             Oil & Gas Services: 1.35%
 41,600 @    BJ Services Co.                 1,739,400
 29,800 @    Cal Dive Intl, Inc.               987,124
 85,800 @    Global Industries, Ltd.           740,025
 18,600 @    Seitel, Inc.                      125,550
 20,900 @    Smith International, Inc.       1,038,469
 49,400 @    Tuboscope, Inc.                   784,225
 18,600 @    UTI Energy Corp.                  428,963
 21,000      Varco International               213,938
                                           -----------
                                             6,057,694
                                           -----------
             Optimal Recognition Software: 0.13%
 15,600 @    Optimal Robotics Corp.            581,100
                                           -----------
             Pharmaceuticals: 3.60%
  8,800 @    Abgenix, Inc.                   1,166,000
 25,400 @    Advance Paradigm, Inc.            547,687
 33,350 @    Alkermes, Inc.                  1,638,319
 38,500      Alpharma, Inc.                  1,183,875
 65,950 @    Cephalon, Inc.                  2,279,397
  4,900 @    Chirex, Inc.                       71,663
 18,250 @    Cor Therapeutics, Inc.            490,468
 17,900 @    Imclone Systems                   709,288
 96,750      Jones Pharmaceuticals, Inc.     4,202,578
 65,350 @    Medics Pharmaceutical
             -- Class A                      2,781,459
 34,700 @    NBTY, Inc.                        401,219
  8,900 @    Supergen, Inc.                    261,437
 19,500 @    Trimeris, Inc.                    460,688
                                           -----------
                                            16,194,078
                                           -----------
             Pipelines: 0.08%
 27,500      Western Gas
             Resources, Inc.                   362,656
                                           -----------
             REITS: 0.21%
 42,825      Kilroy Realty Corp.               942,150
                                           -----------
             Retail: 4.76%
 39,200 @    Ames Dept. Stores             $ 1,129,450
 17,200 @    Bebe Stores, Inc.                 464,400
 26,400 @    CDW Computer
             Centers, Inc.                   2,075,700
 39,400 @    Creative Computers, Inc.          288,113
  7,600 @    Expedia, Inc.                     266,000
  9,900 @    Factory 2-U Stores, Inc.          280,913
 20,000 @    Fatbrain.com, Inc.                501,250
  4,800 @    Fogdog, Inc.                       45,600
 30,200 @    Genesco                           392,600
 30,800 @    Hollywood
             Entertainment Corp.               446,600
 37,525 @    Insight Enterprises             1,524,453
 18,600 @    Intertan, Inc.                    485,925
 37,900 @    Jack In The Box, Inc.             784,056
 20,300 @    Kenneth Cole
             Productions -- Class A            928,725
 33,000 @    Linens 'n Things, Inc.            977,625
 71,200 @    O'reilly Automotive, Inc.       1,530,800
 52,550 @    Pacific Sunwear Of
             California                      1,691,453
  6,900 @    Purchasepro.com, Inc.             948,750
 13,700 @    Rowecom, Inc.                     621,638
  6,000 @    Sciquest.com, Inc.                477,000
 22,300 @    Shopnow.com, Inc.                 422,306
 23,500 @    Sonic Automotive, Inc.            229,125
  9,700 @    Stamps.com, Inc.                  403,763
 47,460 @    Sunglass Hut
             International                     533,924
 18,000 @    The Buckle, Inc.                  266,625
 46,000 @    The Men's Wearhouse, Inc.       1,351,250
 27,772 @    UBid, Inc.                        735,958
 23,000 @    Urban Outfitters, Inc.            669,875
 21,300 @    Williams Sonoma, Inc.             979,800
                                           -----------
                                            21,453,677
                                           -----------
             Savings & Loans: 0.18%
 19,050      First Washington Bancorp.         280,987
 25,925      MAF Bancorp, Inc.                 542,805
                                           -----------
                                               823,792
                                           -----------
             Semiconductor: 7.34%
 14,900 @    Act Manufacturing, Inc.       $   558,750
 37,800      Alpha Industries, Inc.          2,166,413
 37,950 @    Burr-Brown Corp.                1,370,944
 48,300 @    Cypress Semiconductor Corp.     1,563,713
 27,500 @    Etec Systems, Inc.              1,234,063
 24,900 @    Fairchild Semicon Intl
             -- Class A                        740,775
 13,100 @    Globespan, Inc.                   853,138
  2,900 @    Integrated Silicon Solution        48,031
 40,300 @    Intl Rectifier Corp.            1,047,800
 60,200 @    Kopin Corp.                     2,528,400
 30,300 @    Lam Research Group              3,380,343
 30,200 @    MEMC Electronics
             Materials                         369,950
 24,900 @    MIPS Technology, Inc.
             -- Class A                      1,294,800
 27,300 @    Phototronics, Inc.                781,462
 34,000 @    Qlogic Corp.                    5,435,750
  6,300 @    Rambus, Inc.                      424,856
  9,000 @    Rudolph Technologies, Inc.        301,500
 28,600 @    Semtech Corp.                   1,490,774
 30,900 @    Transwitch Corp.                2,242,181
 22,250 @    Triquint
             Semiconductor, Inc.             2,475,313
 55,100 @    Varian Semiconductor
             Equipment                       1,873,400
 28,600 @    Virata Corp.                      854,425
                                           -----------
                                            33,036,781
                                           -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                               Market
Shares                                         Value
------                                         -----
             Telecommunication Equipment: 7.45%
 37,400 @    Advanced Fibre
             Communications, Inc.         $  1,671,313
  7,700 @    Aether Systems                    551,513
  7,700 @    Airnet Communications Corp.       280,088
 51,700      American Tower Corp.            1,580,081
 16,300 @    Antec Corp.                       594,950
 26,200 @    Audiocodes, Ltd.                2,410,400
 14,800 @    Aware, Inc.                       538,350
 14,300 @    C-Cor.net Corp.                 1,095,738
 36,800 @    Commscope, Inc.                 1,483,500
 43,900 @    Digital Lightwave, Inc.         2,809,600
 50,100 @    Digital Microwave Corp.         1,174,219
 16,400 @    Ditech Communications Corp.     1,533,400
 19,300 @    Efficient Networks, Inc.        1,312,400
  6,300 @    Finisar Corp.                     566,212
 10,100 @    Harmonic, Inc.                    958,869
 13,400 @    MRV Communications, Inc.          842,524
 26,800 @    Netoptix Corp.                  1,788,900
  8,600 @    Northeast Optic Network,
             Inc.                              538,037
 34,700 @    Orckit Communications, Ltd.     1,190,644
  8,900 @    Ortel Corp.                     1,068,000
 54,100 @    Pairgain Technologies             767,544
 48,500 @    Pinnacle Holdings, Inc.         2,055,187
 53,000 @    Powerwave
             Technologies, Inc.              3,093,875
 20,200 @    Proxim, Inc.                    2,222,000
 27,200 @    Tut Systems, Inc.               1,458,600
                                          ------------
                                            33,585,944
                                          ------------
             Telecommunications: 4.86%
 20,100 @    Adaptive Broadband Corp.     $  1,483,631
 30,300 @    Adelphia Business
             Solutions, Inc.                 1,454,400
 81,100 @    Aspect Communications Corp.     3,173,033
 23,600 @    Caprock Communications Corp.      765,525
 49,500 @    Clearnet Communications --
             Class A                         1,701,563
  9,900 @    Ectel, Ltd.                       180,675
 79,400 @    GST Telecommunications            719,563
  6,800 @    Ibasis, Inc.                      195,500
 19,900 @    ICG Communications, Inc.          373,125
 24,700 @    Inet Technologies, Inc.         1,725,913
 16,100 @    Leap Wireless
             International, Inc.             1,263,850
 11,250 @    Pac-west Telecom, Inc.            298,124
 50,400 @    Price Communications Corp.      1,401,750
 61,900 @    Talk.com, Inc.                  1,098,725
 24,700 @    US LEC Corp. Class A              796,574
  8,800 @    Viasat, Inc.                      438,900
 32,000 @    Western Wireless Corp.
             -- Class A                      2,136,000
 30,400 @    Winstar Communications          2,276,200
 10,000 @    Z-Tel Technologies, Inc.          403,750
                                          ------------
                                            21,886,801
                                          ------------
 38,900 @    Focal Communications Corp.        938,463
 15,600 @    Intermedia Communications         605,475
 56,500 @    Viatel, Inc.                    3,029,813
                                          ------------
                                             4,573,751
                                          ------------
 34,800 @    American Freightways Corp.        563,325
 41,800      Expeditors International        1,831,362
 15,300 @    Forward Air Corp.                 663,637
 31,700 @    Swift Transportation
             Co, Inc.                          558,713
 37,100      Us Freightways Corp.            1,776,163
                                          ------------
                                             5,393,200
                                          ------------
             Total Common Stocks
             (Cost $256,456,789)           446,278,607
                                          ------------

Principal
Amount                                             Value
------                                             -----
             Total Investments
             in Securities
             (Cost $256,456,789)*   99.10%      446,278,607
             Cash and Other
             Assets in
             Excess of
             Liabilities-Net         0.90%        4,058,734
                                   ------     -------------
             Total Net Assets      100.00%    $ 450,337,341
                                   ======     =============

@ Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation    $ 196,701,265
                 Gross Unrealized Depreciation       (6,879,447)
                                                  -------------
                 Net Unrealized Appreciation      $ 189,821,818
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Bank and
Thrift
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                              Market
Shares             Industry/Issuer            Value
------             ---------------            -----

COMMON STOCKS: 99.07%

                Automotive: 0.82%
  648,000 @     Keystone Automotive
                Industries, Inc.           $  3,807,000
                                           ------------
                Banks: 54.02%
  173,500       Alabama National Bancorp
                (AL)                          3,274,812
  165,300       Bank of The Ozarks (AR)       3,223,350
  176,000       Banknorth Group, Inc. (VT)    4,708,000
   98,500       Bay Bancshares, Inc. (TX)     1,760,687
  280,675       BSB Bancorp, Inc. (NY)        5,402,994
  108,600       CNBT Bancshares, Inc.
                (TX)                          1,167,450
  290,000       Colonial Bancgroup,
                Inc. (AL)                     3,008,750
  165,000       Columbia Bancorp (MD)         1,866,562
  558,500       Comerica, Inc. (MI)          26,074,969
  122,749       Commerce Bancshares,
                Inc. (MO)                     4,158,122
  211,500       Community Bank
                System, Inc. (NY)             4,890,937
  337,474       Community First
                Bankshares (ND)               5,315,215
   44,300       Compass Bancshares,
                Inc. (AL)                       988,444
  172,400       Financial Institutions,
                Inc. (NY)                     2,090,350
    2,192       First National
                Bank/Anchorage (AK)           2,082,400
  333,187       First Union Corp. (NC)       10,932,698
  115,000       First United
                Bancshares/Arkansas (AR)      1,538,125
  589,360       Fleet Boston Financial
                Corp. (MA)                   20,517,095
   38,500 @     Hamilton Bancorp, Inc.
                (FL)                            683,375
  322,647       Hudson United
                Bancorp (NJ)                  8,247,664
  188,604       Independent Bank
                Corp. -- Michigan (MI)        2,758,333
  525,800       Keycorp (OH)                 11,633,325
  200,000       Lamar Capital Corp. (MS)      2,225,000
  209,100       National City Bancorp (MN)    3,502,425
  771,400       National City Corp. (OH)     18,272,537
   90,134       North Dallas Bank &
                Trust (TX)                    3,244,824
  305,600       North Fork Bancorp (NY)       5,348,000
   75,300       North Valley Bancorp (CA)       800,062
   41,500       OAK Hill Financial,
                Inc. (OH)                       606,938
  953,000       Pacific Century
                Financial Corp. (HI)       $ 17,809,188
  829,000       Peoples Heritage
                Financial Group (ME)         12,486,813
  240,000       Prosperity Bancshares,
                Inc. (TX)                     3,840,000
   26,500       Regions Financial
                Corp. (AL)                      665,813
   20,400 @     SIX Rivers National
                Bank/Eureka (CA)                271,575
  200,000 !     Southwest Bancorp,
                Inc./Oklahoma (OK)            4,000,000
  125,300       Summit Bancorp (NJ)           3,837,313
  176,900       Summit Bancshares,
                Inc./Texas (TX)               3,272,650
  355,000 @     UCBH Holdings Inc. (CA)       7,299,688
  793,800       UnionBanCal Corp. (CA)       31,305,488
  143,110 @     United Security
                Bancorp (WA)                  1,788,875
  209,400       US Bancorp, Inc.-Pa
                (PA)                          2,460,450
  146,885       West Coast
                Bancorp-Oregon (OR)           1,982,948
                                           ------------
                                            251,344,244
                                           ------------
  655,375       D.R. Horton, Inc.             9,052,367
  342,500 @     Schuff Steel Co.              1,370,000
                                           ------------
                                             10,422,367
                                           ------------
  375,000 @!    International Aircraft
                Investor                      2,343,750
  215,000       Liberty Financial Co.,
                Inc.                          4,931,562
  440,000       Sea Containers Ltd.          11,715,000
  413,000 @     Ugly Duckling Corp.           2,839,375
1,738,900   @   UniCapital Corp.              6,412,194
                                          -------------
                                             28,241,881
                                          -------------
 177,000 @!    21st Century Holding Co.         730,125
 430,000 @!    American Safety
               Insurance Group                2,821,875
 756,500       Reliance Group Holdings        5,059,094
                                          -------------
                                              8,611,094
                                          -------------
 955,160 @     Applied Graphics
               Technologies                   8,238,255
                                          -------------

  323,106 @    Cons Stores Corp.           $  5,250,472
   69,100 @    Jo-Ann Stores, Inc.
               Class B                          695,319
   15,000 @    Jo-Ann Stores, Inc.
               Class A                          168,750
   40,200 @    Michaels Stores Inc.           1,145,700
    3,700 @    United Auto Group
               Inc.                              33,069
                                           ------------
                                              7,293,310
                                           ------------
  633,700      Alliance Capital
               Management
               Holdings                      18,971,394
  573,400      Freedom Securities
               Corp.                          6,450,750
                                           ------------
                                             25,422,144
                                           ------------
  245,000      Astoria Financial Corp.
               (NY)                           7,457,188
1,833,657      Charter One Financial,
               Inc. (OH)                     35,068,690
1,261,238      Commercial Federal
               Corp. (NE)                    22,465,792
  166,100      First Mutual
               Bancshares, Inc.
               (WA)                           1,993,200
  429,200      Golden West Financial
               Corp. (CA)                    14,378,200
  198,000      Highland Bancorp, Inc. (CA)    3,762,000
   84,400      Interwest Bancorp, Inc.
               (WA)                           1,624,700
   63,655      Laurel Capital Group,
               Inc. (PA)                        954,825
  612,500      Seacoast Financial
               Services Corp. (MA)            6,239,844
  137,500      Timberland Bancorp,
               Inc. (WA)                      1,546,875
  849,800      Washington Mutual,
               Inc. (WA)                     22,094,800
                                           ------------
                                            117,586,114
                                           ------------
               Total Common Stocks
               (Cost $500,249,662)          460,966,409
                                           ------------

Pilgrim
Bank and
Thrift
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                Value
------                                                -----

SHORT-TERM INVESTMENTS: 0.27%
                  Repurchase Agreements: 0.27%
  $1,258,000      State Stree Repurchase
                  Agreement, 3.00% due
                  01/03/00 (Collateralized
                  by $1,060,000 U.S.
                  Treasury Bonds, 8.500%
                  Market Value $1,287,900,
                  Due 02/15/20)                    $  1,258,000
                                                   ------------
                  Total Short-Term
                  Investments (Cost
                  $1,258,000)                         1,258,000
                  Total Investments
                  in Securities
                  (Cost
                  $501,507,662)*          99.34%    462,224,409
                  Cash and Other
                  Assets in
                  Excess of
                  Liabilities-Net          0.66%      3,086,338
                                         ------    ------------
                  Total Net
                  Assets                  100.0%   $465,310,747
                                         ======    ============

@ Non-income producing security

! Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation   $  52,888,250
                  Gross Unrealized Depreciation     (92,171,503)
                                                  -------------
                  Net Unrealized Depreciation     $ (39,283,253
                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                Market
Shares                                          Value
------                                          -----

COMMON STOCKS: 95.85%

                 BELGIUM: 0.39%
     49,800      Fortis                      $ 1,797,215
                                             -----------
                 Total Belgium                 1,797,215
                                             -----------
                 BRAZIL: 0.79%
     37,700      Aracruz Celulose S.A.
                 ADR                             989,625
     20,697      Cia Siderurgica
                 Nacional                        803,099
     47,800      Petroleo Brasileiro S.A.
                 ADR                           1,225,974
     25,800      Tele Norte Leste
                 Participacoes ADR               657,900
                                             -----------
                 Total Brazil                  3,676,598
                                             -----------
                 CANADA: 1.66%
     81,000 @    Anderson Exploration            966,955
     17,500 @    Biovail Corp. Int'l           1,640,625
     54,400      Falconbridge, Ltd.              971,294
     31,500      Nortel Networks Corp.         3,181,500
     38,300      @ Precision Drilling
                 Corp.                           983,831
                                             -----------
                 Total Canada                  7,744,205
                                             -----------
                 CHINA: 0.24%
2,948,400   @    China Shipping
                 Development Co.                 584,104
1,866,300   @    Yizheng Chemical
                 Fibre Co.                       522,185
                                             -----------
                 Total China                   1,106,289
                                             -----------
                 DENMARK: 0.48%
     30,000      Tele Danmark A/S              2,228,145
                                             -----------
                 Total Denmark                 2,228,145
                                             -----------
                 FINLAND: 3.61%
     67,200      Nokia OYJ ADR                12,768,000
     42,300      Sonera OYJ                    2,900,104
     65,300      Stora Enso OYJ                1,138,819
                                             -----------
                 Total Finland                16,806,923
                                             -----------
                 FRANCE: 4.30%
     14,100      Axa                           1,966,076
      2,300      Bouygues                      1,462,185
     14,000      Carrefour Supermarche         2,582,626
     24,600 @    Credit Lyonnais S.A.          1,125,216
     27,000      Pechiney S.A. Class A         1,930,017
     83,800      Rhodia S.A.                   1,894,574
     15,570      Total Fina S.A.               2,078,498
      9,100      TV Francaise                  4,767,490
     24,500      Vivendi (EX --
                 Generale des Eaux)            2,212,898
                                             -----------
                 Total France                 20,019,580
                                             -----------
                 GERMANY: 4.41%
     63,400      Bayerische Motoren
                 Werke AG                    $ 1,945,009
     32,100      Deutsche Bank AG              2,718,240
     33,900      Deutsche Telekom AG           2,385,674
     23,100      EM.TV &
                 Merchandising AG              1,524,398
     22,200 @    Epcos AG                      1,655,121
     18,000      Fresenius Medical Care        1,527,874
     25,400      HypoVereinsbank               1,735,036
      4,900 @    Intershop
                 Communications AG             1,402,037
     18,900      Mannesmann AG                 4,577,637
     35,400      Thyssen Krupp AG              1,096,714
                                             -----------
                 Total Germany                20,567,740
                                             -----------
                 GREECE: 0.13%
     10,200      Titan Cement Co.                603,411
                                             -----------
                 Total Greece                    603,411
                                             -----------
                 HONG KONG: 0.84%
     14,000 @    China Telecom, Ltd.           1,799,875
    904,000 @    Pacific Century
                 Cyberworks, Ltd.              2,104,895
                                             -----------
                 Total Hong Kong               3,904,770
                                             -----------
                 HUNGARY: 0.16%
     21,100      Matav RT ADR                    759,600
                                             -----------
                 Total Hungary                   759,600
                                             -----------
                 ISRAEL: 0.11%
     19,000 @    Partner Communications          491,625
                                             -----------
                 Total Israel                    491,625
                                             -----------
                 ITALY: 2.48%
    172,000      Alleanza Assicurazioni        2,098,542
    131,100      ENI SpA                         721,174
    132,600      Mediaset SpA                  2,062,699
    949,900      Seat-Pagine Gialle SpA        3,119,899
    318,000      Telecom Italia Mobile
                 SpA                           3,553,070
                                             -----------
                 Total Italy                  11,555,384
                                             -----------
                 JAPAN: 17.10%
     28,300      Asatsu-DK Inc.              $ 1,909,545
    101,000      Dai-ichi Kangyo Bank            943,235
     33,500      Fanuc, Ltd.                   4,262,028
      9,200      Fuji Soft ABC, Inc.             719,734
     29,200      Fujitsu, Ltd.                 1,330,647
        600      Hikari Tsushin, Inc.          1,202,816
     68,000      Hitachi, Ltd.                 1,090,553
     22,200      KDD Corp.                     3,074,047
      7,100      Keyence Corp.                 2,881,381
     17,400      Kyocera Corp.                 4,509,094
     10,600      Matsushita Communication
                 Industrial Co., Ltd.          2,798,748
     22,000      Murata Manufacturing
                 Co., Ltd.                     5,163,309
        190      Nippon Telegraph &
                 Telephone Corp.               3,251,516
    121,000      Nomura Securites Co., Ltd.    2,183,112
        154      NTT Data Corp.                3,539,018
         98      NITT Mobile Communications
                 Network, Inc.                 3,766,282
    155,000      Oki Electric Industry
                 Co., Ltd.                       912,478
     33,000      Omron Corporation               759,975
     17,400      Orix Corp. ADR                1,973,813
         66      Round One Corp.                 890,671
     12,000      Ryohin Keikaku Co., Ltd.      2,406,806
     83,000      Sakura Bank, Ltd.               480,501
     21,400      Seven Eleven                  3,390,182
      7,800      Softbank Corp.                7,459,808
     18,600      Sony Corp.                    5,511,246
     28,800      Sony Corp. ADR                8,200,879
     30,700      THK Co., Ltd.                 1,239,888
     11,000      Tokyo Electron, Ltd.          1,505,964
     60,000      Yamato Transport Co.,
                 Ltd.                          2,323,488
                                             -----------
                 Total Japan                  79,680,684
                                             -----------
     10,000 @    Grupo Televisa S.A.
                 GDR                             682,500
     19,700      Telefonos de Mexico           2,216,250
                                             -----------
                 Total Mexico                  2,898,750
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                               Market
Shares                                         Value
------                                         -----
               NETHERLANDS: 5.09%
   18,500      Aegon N.V.                  $  1,787,456
   24,200 @    ASM Lithography
               Holding N.V.                   2,752,750
   21,700 @    Equant N.V.                    2,463,932
   11,200 @    Equant N.V.                    1,254,400
   22,400      Koninklijke Phillips
               Electronics N.V.               3,024,000
   33,500      KPN N.V.                       3,270,496
   20,500 @    KPNQwest N.V.                  1,365,213
   22,800      STMicroelectronics
               N.V.                           3,452,775
   63,700      TNT Post Group N.V.            1,825,857
   19,800 @    United Pan-Europe
               Communications                 2,533,460
                                           ------------
               Total Netherlands             23,730,339
                                           ------------
               SINGAPORE: 0.32%
  275,000 @    Chartered
               Semiconductor                  1,502,552
                                           ------------
               Total Singapore                1,502,552
                                           ------------
               SOUTH KOREA: 1.32%
    4,500 @    Dacom Corp.                    2,318,362
   38,100      Korea Telecom ADR              2,847,975
    4,120      Samsung Electronics
               Co.                              965,143
                                           ------------
               Total South Korea              6,131,480
                                           ------------
               SPAIN: 0.94%
  170,000      Banco Santander
               Central                        1,925,131
      501      Telefonica S.A.                   39,551
   97,300      Telefonica S.A. ADR            2,431,138
                                           ------------
               Total Spain                    4,395,820
                                           ------------
               SWEDEN: 1.57%
   77,000      Skandia Forsakrings AB         2,325,409
   75,900      Telefonaktiebolaget LM
               Ericsson                       4,985,681
                                           ------------
               Total Sweden                   7,311,090
                                           ------------
               TAIWAN: 0.34%
   35,255 @    Taiwan Semiconductor ADR       1,586,475
                                           ------------
               Total Taiwan                   1,586,475
                                           ------------
               UNITED KINGDOM: 5.70%
   26,760 @    ARM Holdings PLC ADR        $  5,124,540
  362,500      Billiton PLC                   2,123,352
   42,493      British Aerospace PLC            281,566
   46,800      British Telecom PLC            1,135,906
   19,600      CMG PLC                        1,454,439
   31,600 @    Colt Telecom Group PLC         1,633,666
1,035,900      Corus Group PLC                2,707,047
  125,800      Hanson PLC                     1,042,212
  414,600      Invensys PLC                   2,247,395
   99,100      Marconi PLC                    1,754,270
  236,200      Saatchi & Saatchi PLC          1,423,677
  286,000      Shell Transport &
               Trading Co.                    2,379,829
   25,000 @    Shire Pharmaceuticals PLC        728,125
  250,000      Smith & Newphew PLC              849,503
  122,000 @    Thus PLC                         765,944
  190,400      Vodafone AirTouch PLC            940,433
                                           ------------
               Total United Kingdom          26,591,904
                                           ------------
               UNITED STATES: 43.25%
  118,100 @    Agilent Technologies, Inc.     9,130,606
   37,400      Alltel Corp.                   3,092,513
   70,200 @    America Online, Inc.           5,295,713
  100,000 @    Amgen, Inc.                    6,006,250
   55,400 @    Applied Materials, Inc.        7,018,488
  114,700      AT&T Corp.                     5,821,025
  123,340 @    AT&T Corp. Liberty
               Media                          6,999,545
  230,300 @    Charter Communications,
               Inc.                           5,037,813
   66,100 @    Cisco Systems, Inc.            7,080,963
  118,500      Citigroup, Inc.                6,584,156
   24,800 @    CMGI, Inc.                     6,866,500
   55,100      Corning, Inc.                  7,104,456
   26,000 @    Flextronics Int'l, Ltd.        1,196,000
   50,200 @    Genentech, Inc.                6,751,900
   42,300      General Motors Corp.
               Class H                        4,060,800
   94,400 @    Global Telesystems
               Group, Inc.                    3,268,600
  110,850      Home Depot, Inc.               7,600,153
   85,300 @    Infonet Services Corp.         2,239,125
   40,300      International Business
               Machines                       4,352,400
   90,575      Lucent Technologies            6,776,142
   82,650 @    MCI Worldcom, Inc.             4,385,616
  136,200      MGM Grand, Inc.                6,852,563
   59,700 @    Microsoft Corp.                6,969,975
   47,400      Motorola, Inc.                 6,979,650
   65,200 @    Nextel Communications, Inc.    6,723,750
    9,700 @    NTL, Inc.                      1,210,075
   65,900 @    Oracle Corp.                   7,384,919
   46,800 @    Qualcomm, Inc.                 8,248,500
  129,900 @    Qwest Communications Int'l     5,585,700
   38,100      Schlumberger, Ltd.             2,143,125
   59,000 @    Sprint Corp. -- PCS
               Group                          6,047,500
   88,500 @    Sun Microsystems, Inc.         6,853,219
   65,000      Texas Instruments, Inc.        6,296,875
    7,376      Transocean Sedco
               Forex, Inc.                      248,484
   87,200      United Parcel Service, Inc.    6,016,800
  106,300      Wal-Mart Stores, Inc.          7,347,988
                                           ------------
               Total United States          201,577,887
                                           ------------
               Total Common Stocks
                (Cost $284,196,790)         446,668,466
                                           ------------
PREFERRED STOCKS: 0.33%
               Germany: 0.33%
    2,600      Sap AG                         1,586,107
                                           ------------
               Total Preferred Stocks
               (Cost $1,549,520)              1,586,107
                                          -------------
               Total Long-Term
               Investments
               (Cost $285,746,310)          448,254,573
                                          -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                              Value
------                                              -----

SHORT-TERM INVESTMENTS: 3.75%
                Repurchase Agreement: 3.75%
$17,453,000     State Street Bank & Trust
                Repurchase Agreement,
                3.00% due 01/03/00
                (Collateralized by
                $15,500,000 U.S.
                Treasury Bonds, 7.875%
                due 02/15/21 Market
                Value $17,805,625)               $ 17,453,000
                                                 ------------
                 Total Short-Term
                Investments (Cost
                $17,453,000)                       17,453,000
                                                 ------------
                Total Investments
                (Cost $303,199,310)*    99.93%    465,707,573
                Other Assets and
                Liabilities, Net         0.07%        303,272
                                       -------   ------------
                Net Assets            100.00%    $466,010,845
                                      =======    ============


Principal
Amount                                              Value
------                                              -----

@ Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation    $164,457,150
               Gross Unrealized Depreciation      (1,948,887)
                                                ------------
                                                $162,508,263
                                                ============


                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Advertising                                                             0.71%
Aerospace/Defense                                                       0.06%
Auto Manufacturers                                                      0.42%
Banks                                                                   1.92%
Biotechnology                                                           2.74%
Building Materials                                                      0.35%
Chemicals                                                               0.52%
Commercial Services                                                     0.47%
Computers                                                               5.91%
Diversified Financial Services                                          2.69%
Electrical Components & Equipment                                       0.44%
Electronics                                                             6.99%
Engineering & Construction                                              0.31%
Entertainment                                                           1.47%
Food                                                                    0.55%
Forest Products & Paper                                                 0.46%
Hand/Machine Tools                                                      0.27%
Health Care                                                             0.51%
Home Furnishings                                                        2.94%
Insurance                                                               1.75%
Iron/Steel                                                              0.75%
Leisure Time                                                            0.19%
Machinery-Diversified                                                   0.98%
Media                                                                   5.74%
Metal Fabricate/Hardware                                                0.41%
Metals-Diversified                                                      0.21%
Mining                                                                  0.46%
Miscellaneous Manufacturing                                             2.24%
Oil & Gas Producers                                                     1.85%
Oil & Gas Services                                                      0.46%
Pharmaceuticals                                                         0.51%
Retail                                                                  4.45%
Semiconductors                                                          5.68%
Software                                                                8.54%
Telecommunication Equipment                                            10.65%
Telecommunications                                                     12.47%
Telephone                                                               6.80%
Transportation                                                          2.31%
Short-term Investments                                                  3.75%
Other Assets and Liabilities, Net                                       0.07%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

-------------
Pilgrim
International
Core Growth
Fund
-------------

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Market
Shares                                          Value
------                                          -----
COMMON STOCKS: 98.93%
               BELGIUM: 0.77%
   16,300      Fortis                        $   588,245
                                             -----------
               Total Belgium                     588,245
                                             -----------
               BRAZIL: 1.48%
    6,200      Aracruz Celulose S.A. ADR         162,750
7,968,000      CIA Siderurgica Nacional          309,180
   17,400      Petroleo Brasileiro S.A.
               ADR                               446,275
    8,100      Tele Norte Leste
               Participacoes ADR                 206,550
                                             -----------
               Total Brazil                    1,124,755
                                             -----------
               CANADA: 3.50%
   23,400 @    Anderson Exploration              279,343
    6,600 @    Biovail Corp. Int'l               618,750
   17,700      Falconbridge, Ltd.                316,028
   11,100      Nortel Networks                 1,121,100
   12,600 @    Precision Drilling Corp.          323,663
                                             -----------
               Total Canada                    2,658,884
                                             -----------
               CHINA: 0.47%
  958,700 @    China Shipping Development        189,927
  606,800 @    Yizheng Chemical Fibre            169,781
                                             -----------
               Total China                       359,708
                                             -----------
               DENMARK: 1.08%
   11,000      Tele Danmark A/S                  816,986
                                             -----------
               Total Denmark                     816,986
                                             -----------
               FINLAND: 3.85%
    8,600      Nokia Corp. ADR                 1,634,000
   13,400      Sonera Group OYJ                  918,709
   21,200      Stora Enso OYJ Class R            369,724
                                             -----------
               Total Finland                   2,922,433
                                             -----------
               FRANCE: 7.96%
    4,500      AXA                               627,471
      800      Bouygues                          508,586
    4,200      Carrefour Supermarche             774,788
   10,400 @    Credit Lyonnais SA                475,701
    8,000      Pechiney SA Class A               571,857
   27,400      Rhodia SA                         619,467
    5,074      Total Fina S.A.                   677,347
    2,400      TV Francaise                    1,257,360
    5,900      Vivendi (EX -- Generale
               des Eaux)                         532,902
                                             -----------
               Total France                    6,045,479
                                             -----------
               GERMANY: 9.22%
   20,800      Bayerische Motoren Werke AG   $   638,110
   10,100      Deutsche Bank AG                  855,272
   10,800      Deutsche Telekom AG               760,038
    7,500      EM.TV & Merchandising AG          494,934
    7,300 @    Epcos AG                          544,252
    9,600      Fresenius Medical Care AG         814,866
    8,500      HypoVereinsbank                   580,622
    1,600 @    Intershop Communications          457,808
    6,200      Mannesmann AG                   1,501,659
   11,500      Thyssen Krupp                     356,277
                                             -----------
               Total Germany                   7,003,838
                                             -----------
               GREECE: 0.33%
    4,300      Titan Cement Co. S.A.             254,379
                                             -----------
               Total Greece                      254,379
                                             -----------
               HONG KONG: 0.68%
    4,000 @    China Telecom                     514,250
                                             -----------
               Total Hong Kong                   514,250
                                             -----------
               HUNGARY: 0.41%
    8,700      Matav RT ADR                      313,200
                                             -----------
               Total Hungary                     313,200
                                             -----------
               INDONESIA: 0.00%
      100 @    PT Hanjaya Mandala
               Sampoerna                             254
                                             -----------
               Total Indonesia                       254
                                             -----------
               ISRAEL: 0.21%
    6,200 @    Partner Communications            160,425
                                             -----------
               Total Israel                      160,425
                                             -----------
               ITALY: 4.15%
   36,000      Alleanza Assicurazioni            439,230
   42,500      ENI SPA                           233,790
   39,800      Mediaset SPA                      619,121
  301,305      Seat-Pagine Gialle SPA            989,621
   77,700      Telecom Italia Mobile SPA         868,156
                                             -----------
               Total Italy                     3,149,918
                                             -----------
               JAPAN: 28.59%
    9,200      Asatsu-DK Inc.                $   620,771
   33,000      Dai-ichi Kangyo Bank              308,185
   10,800      Fanuc, Ltd.                     1,374,027
    3,000      Fuji Soft ABC, Inc.               234,696
    9,200      Fujitsu, Ltd.                     419,245
      200      Hikari Tsushin, Inc.              400,939
   22,000      Hitachi, Ltd.                     352,826
    7,300      KDD Corp.                       1,010,835
    1,000      Keyence Corp.                     405,828
    5,500      Kyocera Corp.                   1,425,288
    3,400      Matsushita
               Communication                     897,712
    7,000      Murata Manufacturing
               Co., Ltd.                       1,642,871
       35      Nippon Telegraph &
               Telephone Corp.                   598,963
   38,000      Nomura Securites Co., Ltd.        685,605
       50      NTT Data Corp.                  1,149,032
       32      NTT Mobile Communications
               Network, Inc.                   1,229,806
   51,000      Oki Electric Industry
               Co., Ltd.                         300,235
   12,000      Omron Corp.                       276,354
    6,300      Orix Corp. ADR                    714,656
       21      Round One Corp.                   283,395
    3,700      Ryohin Keikaku Co., Ltd.          742,099
   26,000      Sakura Bank, Ltd.                 150,518
    6,200      Seven Eleven Japan                982,202
    2,400      Softbank Corp.                  2,295,326
    5,500      Sony Corp.                      1,629,669
    9,600      THK Co., Ltd.                     387,718
    3,000      Tokyo Electron, Ltd.              410,718
   20,000      Yamato Transport Co., Ltd.        774,497
                                             -----------
               Total Japan                    21,704,016
                                             -----------
               MEXICO: 1.22%
    3,200 @    Grupo Televisa SA GDR             218,400
    6,300      Telefonos de Mexico               708,750
                                             -----------
               Total Mexico                      927,150
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                              Market
Shares                                        Value
------                                        -----
             NETHERLANDS: 9.47%
  6,000      Aegon N.V.                    $   579,716
  9,600 @    ASM Lithography Holdings N.V.   1,092,000
  7,000 @    Equant N.V.                       794,817
  3,700 @    Equant N.V.                       414,400
  7,300      Koninklijke Phillips
             Electronics N.V.                  985,500
  7,600      KPN N.V.                          741,963
  6,500 @    KPNQwest N.V.                     432,872
  7,400      STMicroelectronics N.V.         1,120,638
 21,600      TNT Post Group N.V.               619,129
  3,200 @    United Pan-Europe
             Communications N.V.               409,448
                                           -----------
             Total Netherlands               7,190,483
                                           -----------
             SINGAPORE: 1.55%
 90,000 @    Chartered Semiconductor           491,744
  9,400 @    Chartered
             Semiconductor ADR                 686,200
                                           -----------
             Total Singapore                 1,177,944
                                           -----------
             SOUTH KOREA: 2.25%
  1,500 @    Dacom Corp.                       772,787
  7,600      Korea Telecom Corp. ADR           568,100
  1,560      Samsung Electronics Co.           365,443
                                           -----------
             Total South Korea               1,706,330
                                           -----------
             SPAIN: 1.87%
 55,000      Banco Santander
             Central Hispano S.A.              622,837
 32,000      Telefonica S.A.                   799,552
                                           -----------
             Total Spain                     1,422,389
                                           -----------
             SWEDEN: 2.94%
 19,000      Skandia Forsakrings AB            573,802
 25,300      Telefonaktiebolaget LM
             Ericsson                        1,661,894
                                           -----------
             Total Sweden                    2,235,696
                                           -----------
             TAIWAN: 0.76%
 12,820 @    Taiwan Semiconductor ADR          576,900
                                           -----------
             Total Taiwan                      576,900
                                           -----------
             UNITED KINGDOM: 12.67%
 25,200 @    ARM Holdings PLC              $ 1,688,131
113,300      Billiton PLC                      663,657
 17,452      British Aerospace PLC             115,638
 17,400      British Telecom PLC               422,324
  7,400      CMG PLC                           549,125
 10,300 @    Colt Telecom Group PLC            532,492
330,000      Corus Group PLC                   862,366
  6,700 @    Eidos PLC                         590,849
 40,900      Hanson PLC                        338,843
133,800      Invensys PLC                      725,281
 40,700      Marconi PLC                       720,472
 76,300      Saatchi & Saatchi PLC             459,892
 92,300      Shell Transportation              768,036
  9,000 @    Shire Pharmaceuticals PLC         262,125
106,700      Smith & Newphew PLC               362,568
 39,600 @    Thus PLC                          248,618
 61,900      Vodafone Airtouch PLC             305,740
                                           -----------
             Total United Kingdom            9,616,157
                                           -----------
             UNITED STATES: 3.50%
  9,800 @    Flextronics Int'l., Ltd.          450,800
 30,700 @    Global Telesystems
             Group, Inc.                     1,062,988
  3,000 @    NTL, Inc.                         374,250
 12,200      Schlumberger, Ltd.                686,250
  2,362      Transocean Sedco Forex, Inc.       79,567
                                           -----------
             Total United States             2,653,855
                                           -----------
              Total Common Stocks
             (Cost $46,839,072)             75,123,674
                                           -----------

PREFERRED STOCKS: 0.64%
             Germany: 0.64%
    800      Sap AG                            488,033
                                           -----------
             Total Preferred Stocks
             (Cost $476,775)                   488,033
                                           -----------
             Total Long-Term
             Investments
             (Cost $47,315,847)             75,611,707
                                           -----------


Principal
Amount                                             Value
------                                             -----

SHORT-TERM INVESTMENTS: 0.38%
               Repurchase Agreement: 0.38%
$ 292,000      State Street Bank & Trust
               Repurchase Agreement,
               3.00% due 01/03/00
               (Collateralized by
               $230,000 U.S. Treasury
               Bonds, 12.750% Market
               Value $300,438, Due
               11/15/10)                        $    292,000
                                                ------------
               Total Short-Term
               Investments (Cost
               $292,000)                             292,000
                                                ------------
               Total Investments
               in Securities
               (Cost $47,607,847)*    99.95%      75,903,707
               Other Assets and
               Liabilities, Net        0.05%          35,966
                                     ------     ------------
               Net Assets            100.00%    $ 75,939,673
                                     ======     ============

@ Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized
                   Appreciation                     $ 28,677,764
                   Gross Unrealized
                   Depreciation                         (381,904)
                                                    ------------
                   Net Unrealized
                   Appreciation                     $ 28,295,860
                                                    ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund
    PORTFOLIO OF INVESTMENTS BY INDUSTRY as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Percentage of
Industry                                                           Net Assets
--------                                                           ----------
Advertising                                                           1.42%
Aerospace/Defense                                                     0.15%
Auto Manufacturers                                                    0.84%
Banks                                                                 3.94%
Building Materials                                                    0.78%
Chemicals                                                             1.04%
Commercial Services                                                   0.70%
Computers                                                             4.31%
Diversified Financial Services                                        2.62%
Electrical Components & Equipment                                     0.95%
Electronics                                                           9.36%
Engineering & Construction                                            0.67%
Food                                                                  1.02%
Forest Products & Paper                                               0.70%
Hand/Machine Tools                                                    0.51%
Health Care                                                           1.55%
Home Furnishings                                                      2.15%
Insurance                                                             2.92%
Iron/Steel                                                            1.54%
Leisure Time                                                          0.37%
Machinery-Diversified                                                 1.98%
Media                                                                 5.25%
Metal Fabricate/Hardware                                              0.75%
Metals-Diversified                                                    0.42%
Mining                                                                0.87%
Manufacturing                                                         1.43%
Oil & Gas Producers                                                   3.70%
Oil & Gas Services                                                    0.90%
Pharmaceuticals                                                       1.16%
Retail                                                                2.27%
Semiconductors                                                        6.55%
Software                                                              5.36%
Telecommunication Equipment                                           8.87%
Telecommunications                                                   13.36%
Telephone                                                             7.07%
Tobacco                                                               0.00%
Transportation                                                        2.09%
Short-term Investments                                                0.38%
Other Assets and Liabilities, Net                                     0.05%
                                                                   -------
NET ASSETS                                                          100.00%
                                                                   =======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Market
Shares                                          Value
------                                          -----
COMMON STOCKS: 90.43%
                AUSTRALIA: 1.40%
   556,400 @    Solution 6 Holdings, Ltd.    $ 6,064,977
                                             -----------
                Total Australia                6,064,977
                                             -----------
                BRAZIL: 0.24%
    26,936      Cia Siderurgica Nacional       1,045,186
                                             -----------
                Total Brazil                   1,045,186
                                             -----------
                CANADA: 2.48%
   127,300 @    Anderson Exploration           1,519,671
    33,600 @    Celestica, Inc.                1,864,800
    51,200 @    Certicom Corp.                 3,118,062
   113,200 @    Clearnet
                Communications
                Class A                        3,891,250
    17,400 @    Descartes Systems Group          382,318
                                             -----------
                Total Canada                  10,776,101
                                             -----------
                CHINA: 0.08%
    12,300 @    Qiao Xing Universal
                Telephone, Inc.                  345,938
                                             -----------
                Total China                      345,938
                                             -----------
                DENMARK: 0.82%
    20,150 @    Vestas Wind Systems            3,571,052
                                             -----------
                Total Denmark                  3,571,052
                                             -----------
                FINLAND: 1.22%
   150,000 @    Perlos OYJ                     5,289,375
                                             -----------
                Total Finland                  5,289,375
                                             -----------
                FRANCE: 13.47%
     6,100      Altran Technologies SA         3,687,450
     6,200      Bouygues                       3,941,542
    28,000 @    Business Objects               3,741,500
    33,000      Compagnie Generale             2,161,088
    16,000      FI System                      4,868,240
    20,600      Galeries Lafayette             3,420,342
    14,484      Havas Advertising              6,172,682
    30,400      Hermes Int'l                   4,588,074
    32,300 @    Infogrames Entertainment       5,336,929
    13,300      Metropole Television           6,592,677
    41,200      Pechiney SA-A SHS              2,945,064
   175,100      Rhodia SA                      3,958,713
   192,000      Usinor Sacilor                 3,607,656
    36,600 @    Wavecom SA ADR                 3,467,850
                                             -----------
                Total France                  58,489,807
                                             -----------
                GERMANY: 12.43%
    40,300      Aixtron                      $ 5,676,195
    63,400      EM.TV &
                Merchandising AG               4,183,845
    68,800 @    Epcos AG                       5,129,384
   190,000      FAG Kugelfischer
                Georg Schaefer AG              1,741,968
    47,450      Heideleberger Zement AG        3,681,052
    43,400      Hochtief AG                    1,622,216
    15,400 @    Intershop Communications       4,406,402
    61,840      Kamps AG                       4,298,962
    11,900 @    Kamps AG New                     797,285
    32,800      Kinowelt Medien AG             2,015,806
    38,500 @    Primacom AG                    2,342,841
    53,000 @    Ricardo de AG                  6,274,206
    34,100      SGL Carbon AG                  2,250,302
    54,100 @    Singulus Technologies          3,406,609
    28,100 @    Software AG                    1,712,800
    75,900 @    Telegate AG                    4,419,923
                                             -----------
                Total Germany                 53,959,796
                                             -----------
                GREECE: 0.15%
    10,900      Titan Cement Co.                 644,822
                                             -----------
                Total Greece                     644,822
                                             -----------
                HONG KONG: 4.91%
2,848,000   @   Computer & Technologies        3,517,180
1,310,200       Dickson Concepts Int'l         1,651,760
3,135,000       Founder Hong Kong, Ltd.        3,831,286
1,205,000       Global Tech Holdings, Ltd.     1,395,124
   32,300 @     I-cable Communications ADR       809,519
  476,500       Johnson Electric Holdings      3,058,770
2,042,000       Legend Holdings, Ltd.          5,069,866
3,708,000       Shun Tak Holdings, Ltd.          705,968
2,224,000       Timeless Software, Ltd.        1,287,451
                                             -----------
                Total Hong Kong               21,326,924
                                             -----------
                INDIA: 0.08%
   25,000 @     HCL Technologies, Ltd.           333,333
                                             -----------
                Total India                      333,333
                                             -----------
                INDONESIA: 0.00%
      500 @     PT Jaya Real Property                 73
                                             -----------
                Total Indonesia                       73
                                             -----------
                ISRAEL: 1.53%
    59,800      BATM Advanced
                Communications, Ltd.         $ 4,934,881
    34,400      Nice Systems, Ltd.             1,692,050
                                             -----------
                Total Israel                   6,626,931
                                             -----------
                ITALY: 0.72%
   183,733      Gruppo Editoriale
                L'Espresso                     2,126,929
   282,200      Saipem SpA                     1,020,696
                                             -----------
                Total Italy                    3,147,625
                                             -----------
                JAPAN: 21.51%
    16,000      Alpha Systems, Inc.            3,363,974
     2,800      Bellsystem 24, Inc.            3,066,693
     9,000      Benesse Corp.                  2,165,069
     7,500      Disco Corp.                    1,738,216
    12,900      Drake Beam Morin Japan, Inc.   4,200,763
     7,000      Fancl Corp.                    1,875,611
    18,000      Fast Retailing Co., Ltd.       7,322,511
   384,000      Fukuyama Transporting Co.      2,760,023
     5,500      Funai Electric Co.             3,237,825
    22,000      Gulliver Int'l Co.             1,979,269
    18,700      Hirose Electric Co., Ltd.      4,189,488
    29,000      Jafco Co., Ltd.               10,351,066
    39,800      Justsystems Corp.              2,413,065
    10,650      Nichii Gakkan Co.              2,081,884
    30,100      Nippon System
                Development                    4,385,781
   109,000      Nitto Denko Corp.              5,446,802
    35,000      Q'sai Co., Ltd.                2,190,495
    12,000      Ryohin Keikaku Co., Ltd.       2,406,806
       500      Softbank Technology Corp.      1,153,921
    21,700      Sunkus & Associates              950,675
    32,000      Toyo Information Systems       2,253,081
    35,000      Trans Cosmos                  14,922,746
    10,800      Tsuruha Co., Ltd.              1,425,778
   248,000      Uchida Yoko Co.                1,515,744
   659,000      Yaskawa Electric Corp.         4,678,604
    34,600      Zuken, Inc.                    1,322,961
                                             -----------
                Total Japan                   93,398,851
                                             -----------
                MEXICO: 0.34%
   202,138 @    Corp. Interamericana
                de Entretenmiento
                S.A. Class B                     804,979
   168,784 @    Corp. Interamericana
                de Entretenmiento
                S.A. Class L                     657,058
                                             -----------
                Total Mexico                   1,462,037
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                               Market
Shares                                         Value
------                                         -----
               NETHERLANDS: 2.43%
  143,900 @    ASM Int'l N.V.              $  3,309,700
  100,000 @    BE Semiconductor
               Industries N.V.                1,435,688
  164,600 @    VersaTel Telecom Int'l N.V.    5,804,208
                                           ------------
               Total Netherlands             10,549,596
                                           ------------
               NORWAY: 0.77%
   67,000 @    Netcom Asa                     3,335,200
                                           ------------
               Total Norway                   3,335,200
                                           ------------
               SINGAPORE: 0.59%
  309,900      Datacraft Asia, Ltd.           2,572,170
                                           ------------
               Total Singapore                2,572,170
                                           ------------
               SOUTH KOREA: 0.97%
   61,900 @    Korea Thrunet Co., Ltd.
               Class A                        4,201,463
                                           ------------
               Total South Korea              4,201,463
                                           ------------
               SPAIN: 2.07%
   44,000      Acerinox SA                    1,755,468
  115,000 @    Amadeus Global Travel
               Distribution SA                1,824,834
   53,800 @    Sogecable                      3,436,502
   36,000 @    Terra Networks SA              1,967,648
                                           ------------
               Total Spain                    8,984,452
                                           ------------
               SWEDEN: 4.63%
  119,000      Allgon AB Class B              2,363,248
  127,300 @    Cell Network AB                3,545,294
   39,500      Enea Data AB                   3,040,282
   25,000 @    Framtidsfabriken AB            4,524,142
   87,400 @    Modern Times Group
               Class B                        4,334,105
   72,100 @    Ortivus AB Class B               354,997
1,471,900      Rottneros AB                   1,954,485
                                           ------------
               Total Sweden                  20,116,553
                                           ------------
               SWITZERLAND: 2.38%
      420 @    Kudelski SA                    2,508,330
    1,200      Publigroupe SA                 1,188,156
    3,200      Sez Holdings AG                1,792,418
    5,100      Straumann Holdings             2,988,118
    4,020 @    Synthes-Stratec, Inc.          1,842,321
                                           ------------
               Total Switzerland             10,319,343
                                           ------------
               UNITED KINGDOM: 14.87%
   60,500 @    Arm Holdings PLC            $  4,052,855
   27,700 @    Arm Holdings PLC ADR           5,304,550
   40,700 @    Autonomy Corp.                 1,973,950
   70,600 @    Baltimore Technologies         5,854,690
  122,500      Capital Radio PLC              2,966,321
  155,100 @    Celltech Chiroscience          1,333,891
   31,300      CMG PLC                        2,322,650
  897,500      Cookson Group                  3,761,314
   77,400 @    Dialog Semiconductor PLC       5,614,596
   26,200 @    Eidos PLC                      2,310,485
   53,000      Filtronic PLC                  1,809,521
  233,500 @    Future Network PLC             3,220,970
   58,000 @    Independent Energy
               Holdings ADR                   1,932,125
   46,700 @    Jazztel PLC ADR                3,041,338
  351,200 @    Kingston
               Communication PLC              4,333,110
  330,000      Pace Micro Technology PLC      2,816,708
  526,100      Photo-Me Int'l                 2,787,950
  168,074 @    Powderject
               Pharmaceuticals PLC            2,236,875
   57,700      Psion PLC                      2,416,270
  395,700      Saatchi & Saatchi PLC          2,385,051
   72,400 @    Shire Pharmaceuticals          2,108,650
                                           ------------
               Total United Kingdom          64,583,870
                                           ------------
   18,400 @    Opentv Corp.                   1,476,600
                                           ------------
               Total United States            1,476,600
                                           ------------
                Total Common Stock
               (Cost $240,500,284)          392,622,075
                                           ------------
PREFERRED STOCKS: 0.76%
               Germany: 0.76%
   11,100      Marschollek Lautenschla        3,299,059
                                           ------------
               Total Preferred Stocks
               (Cost $2,266,994)              3,299,059
                                           ------------
               Total Long-Term
               Investments (Cost
               $242,767,278)                395,921,134
                                           ------------

Principal
Amount                                             Value
------                                             -----

SHORT-TERM INVESTMENTS: 7.32%
               Repurchase Agreement: 7.32%
$31,803,000    State Street Bank & Trust
               Repurchase Agreement,
               3.00% due 01/03/00
               (Collateralized by
               $32,480,000 U.S.
               Treasury Notes, 6.125%
               Market Value
               $32,439,400, Due
               08/15/07)                        $  31,803,000
                                                -------------
               Total Short-Term
               Investments (Cost
               $31,803,000)                        31,803,000
                                                -------------
               Total Investments
               in Securities
               (Cost
               $274,570,278)*         98.51%      427,724,134
               Other Assets and
               Liabilities, Net        1.49%        6,478,455
                                     ------     -------------
               Net Assets            100.00%    $ 434,202,589
                                     ======     =============

@ Non-income producing security

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation    $ 157,982,142
               Gross Unrealized Depreciation       (4,828,286)
                                                -------------
               Net Unrealized Appreciation      $ 153,153,856
                                                =============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                 Percentage of
Industry                                                           Net Assets
--------                                                           ----------
Advertising                                                          2.24%
Apparel                                                              1.06%
Building Materials                                                   1.00%
Chemicals                                                            1.43%
Commercial Services                                                  3.17%
Computers                                                            8.86%
Cosmetics/Personal Care                                              0.43%
Distribution/Wholesale                                               0.38%
Diversified Financial Services                                       0.76%
Electric                                                             0.44%
Electrical Components & Equipment                                    2.22%
Electronics                                                          7.37%
Engineering & Construction                                           2.13%
Entertainment                                                        0.34%
Food                                                                 1.68%
Forest Products & Paper                                              0.45%
Hand/Machine Tools                                                   0.40%
Health Care                                                          1.19%
Iron/Steel                                                           1.47%
Machinery-Diversified                                                0.78%
Media                                                                7.19%
Metal Fabricate/Hardware                                             1.18%
Manufacturing                                                        1.91%
Office/Business Equipment                                            0.35%
Oil & Gas Producers                                                  0.35%
Oil & Gas Services                                                   0.24%
Pharmaceuticals                                                      1.31%
Real Estate                                                          0.00%
Retail                                                               5.80%
Semiconductors                                                       7.07%
Software                                                            15.38%
Technology                                                           0.08%
Telecommunication Equipment                                          1.64%
Telecommunications                                                   5.95%
Telephone                                                            1.34%
Transportation                                                       1.22%
Venture Capital                                                      2.38%
Short-term Investments                                               7.32%
Other Assets and Liabilities, Net                                    1.49%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                   Market
Shares                                             Value
------                                             -----
COMMON STOCK: 96.19%

                   BRAZIL: 9.10%
      86,300       Aracruz Celulose SA ADR      $ 2,265,375
      50,622       Cia Siderurgica Nacional       1,964,268
     269,900       Embratel Participacoes
                   ADR                            7,354,775
     139,300       Globo Cabo S.A.                2,507,400
      38,400       Tele Centro Sul
                   Participacoes ADR              3,484,800
     147,300       Tele Norte Leste
                   Participacoes                  3,756,150
                                                -----------
                   Total Brazil                  21,332,768
                                                -----------
                   CHINA: 0.89%
 2,116,000   @     China Southern Airlines          462,752
 5,801,000   @     Yizheng Chemical Fibre         1,623,101
                                                -----------
                   Total China                    2,085,853
                                                -----------
                   CZECH REPUBLIC: 0.79%
      36,480 @     Ceske Radiokomunikace GDR      1,331,520
      91,000 @     Komercni Banka AS GDR            516,835
                                                -----------
                   Total Czech Republic           1,848,355
                                                -----------
                   EGYPT: 2.11%
      67,000 @#    Al-Ahram Beverages GDR         1,336,750
      88,600       Commercial Int'l Bank          1,298,146
      50,300 @     Mobinil-Egyptian
                   Mobile                         2,323,292
                                                -----------
                   Total Egypt                    4,958,188
                                                -----------
                   GREECE: 2.55%
      31,900       Alpha Credit Bank              2,507,109
      31,728       Intracom S.A.                  1,454,273
      34,000       Titan Cement Co.               2,011,371
                                                -----------
                   Total Greece                   5,972,753
                                                -----------
                   HONG KONG: 1.47%
     936,000       China Merchants Holdings         770,618
     429,400 @     China Telecom, Ltd.            2,684,613
                                                -----------
                   Total Hong Kong                3,455,231
                                                -----------
                   HUNGARY: 1.41%
      48,700       Matav Rt ADR                   1,753,200
      81,000       Tiszai Vegyi Kombinat Rt       1,546,340
                                                -----------
                   Total Hungary                  3,299,540
                                                -----------
                   INDIA: 9.75%
      40,000 @     HCL Technologies, Ltd.           533,333
      21,300       Hindalco Industries GDR          503,745
      48,900       Hindalco Industries, Ltd.        904,931
      43,800 @     Hindustan Lever, Ltd.          2,265,517
      36,840 @     Infosys Technologies, Ltd.    12,293,762
     645,800 @     Reliance Industries, Ltd.      3,469,505
      44,300       Satyam Computer Services       2,239,442
      26,500 #     Videsh Snachar Nigam, Ltd.       657,200
                                                -----------
                   Total India                   22,867,435
                                                -----------
                   ISRAEL: 5.44%
     671,900       Bank Hapoalim, Ltd.            2,095,740
     500,200       Bank Leumi Le-Israel           1,053,788
      30,600 @     Ectel, Ltd.                      558,450
      20,100 @     Gilat Satellite Networks       2,386,875
      48,000 @     Matav Cable
                   Communications                 1,389,577
      30,900 @     Nice Systems, Ltd.             1,519,894
      14,300 @     Orckit Communications, Ltd.      490,669
      74,200 @     Partner
                   Communications                 1,919,925
      31,200 @     Radware, Ltd.                  1,345,500
                                                -----------
                   Total Israel                  12,760,418
                                                -----------
                   MEXICO: 11.20%
     398,000 @     Corp. Interamericana
                   de Entretenmiento
                   S.A. Class L                   1,549,371
 1,055,430   @     Corp. Interamericana
                   de Entretenmiento
                   S.A. Class B                   4,203,064
     624,900 @     Grupo Carso Global
                   Telecom S.A.                   5,851,555
     366,000 @     Grupo Financiero
                   Inbursa                        1,494,113
     244,000       Grupo Mexico S.A.              1,205,303
     562,000 @     Grupo Sanborns S.A.            1,241,728
       5,000 @     Grupo Televisa S.A.              168,341
      25,400 @     Grupo Televisa S.A.
                   GDR                            1,733,550
      61,000       Telefonos de Mexico            6,862,500
      13,000       Tubos de Acero de
                   Mexico ADR                       176,313
     199,000       TV Azteca S.A. de CV           1,791,000
                                                -----------
                   Total Mexico                  26,276,838
                                                -----------
                   POLAND: 0.34%
      23,800       Softbank S.A. GDR                793,337
                                                -----------
                   Total Poland                     793,337
                                                -----------
                   RUSSIA: 3.21%
      41,500       Lukoil Holding ADR           $ 2,158,000
     191,100       Surgutneftegaz ADR             3,248,700
      47,500 @     Vimpel-
                   Communications ADR             2,119,688
                                                -----------
                   Total Russia                   7,526,388
                                                -----------
                   SINGAPORE: 5.43%
     460,100       Datacraft Asia, Ltd.           3,818,830
      83,736       DBS Group Holdings, Ltd.       1,372,556
 1,973,000   @     International Press
                   Softcom, Ltd.                  1,036,551
     293,000       Natsteel Electronics, Ltd.     1,548,124
     161,000 @     Pacific Century Regional
                   Developments, Ltd.             2,310,357
     230,700       Venture Manufacturing, Ltd.    2,645,674
                                                -----------
                   Total Singapore               12,732,092
                                                -----------
                   SOUTH AFRICA: 4.90%
     141,000       Datatec, Ltd.                  2,490,866
     376,565 @     Dimension Data
                   Holdings, Ltd.                 2,364,442
      50,500       Impala Platinum Holdings       2,045,466
     257,600 @     Ixchange Technology            1,089,484
     178,200       Sappi, Ltd.                    1,762,434
     212,100       Sasol, Ltd.                    1,742,342
                                                -----------
                   Total South Africa            11,495,034
                                                -----------
                   SOUTH KOREA: 15.78%
       9,050 @     Dacom Corp.                    4,662,483
      69,210       Housing & Commercial
                   Bank Korea                     2,194,240
     133,724       Hyundai Motor                  2,119,799
      50,580 @     Hyundai Motor Co., Ltd. GDR      547,276
     108,870       Kookmin Bank                   1,706,637
      37,800       Korea Telecom Corp. ADR        2,825,550
       1,350       Korea Telecom Corp.              212,814
      44,330       LG Chemical                    1,401,538
     101,130       LG Electronics                 4,185,918
      40,700       Pohang Iron & Steel Co. ADR    1,424,500
     123,030       Samsung Corp.                  1,841,929
      38,261       Samsung Electronics Co.        8,962,947
       1,370       SK Telecom Co., Ltd.           4,910,524
                                                -----------
                   Total South Korea             36,996,155
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund
   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                  Market
Shares                                            Value
------                                            -----

                 TAIWAN: 11.64%
   345,000 @     Accton Technology Corp.      $  1,170,703
   199,900 @     Accton Technology
                 Corp. GDR                       1,454,273
   135,000       Ambit Microsystems Corp.        1,002,230
    75,200 @     ASE Test, Ltd.                  1,833,000
   166,000       Asustek Computer, Inc.          1,750,709
    23,250       Cathay Life Insurance              55,930
 1,143,000       China Steel                       844,913
    64,200       China Steel Corp. GDR             961,395
   583,600 @     Hon Hai Precision Industry      4,351,200
   323,000 @     Systex Corp.                    2,202,390
 1,537,000 @     Taiwan Semiconductor ADR        8,178,397
   257,000 @     United Microelectronics           917,126
   108,600 @#    Winbound Electronics
                 Corp. GDR                       2,580,770
                                              ------------
                 Total Taiwan                   27,303,036
                                              ------------
                 TURKEY: 4.82%
 1,824,800       Arcelik A.S.                    1,194,329
 6,440,500       Haci Omer Sabanci Holdings      3,740,335
 7,660,100       Hurriyet Gazetecilic ve
                 Matbaacilik A.S.                1,412,260
12,259,600       Turkiye Garanti
                 Bankasi A.S.                    1,853,406
10,021,700       Yapi ve Kredi Bankasi A.S.      3,094,828
                                              ------------
                 Total Turkey                   11,295,158
                                              ------------
    34,400       Anglo American PLC           $  2,221,521
   287,900       Antofagasta Holdings PLC        2,019,464
   775,100       Billiton PLC                    4,540,165
                                              ------------
                 Total United Kingdom            8,781,150
                                              ------------
    15,800 @     Comverse Technology, Inc.       2,287,050
    25,500 @     MIH, Ltd.                       1,504,500
                                              ------------
                 Total United States             3,791,550
                                              ------------
                 Total Common Stock
                 (Cost $148,045,646)           225,571,279
                                              ------------

PREFERRED STOCKS: 3.62%
                 BRAZIL: 3.62%
    54,499 @     Eletropaulo
                 Metropolitan                    3,534,570
    19,467       Petroleo Brasileiro S.A.        4,963,971
                                              ------------
                 Total Preferred Stocks
                 (Cost $4,811,392)               8,498,541
                                              ------------
                 Total Long-Term
                 Investments (Cost
                 $152,857,038)                $234,069,820
                                              ------------

Principal
Amount                                             Value
------                                             -----

SHORT-TERM INVESTMENTS: 0.59%
                Repurchase Agreement: 0.59%
$1,379,000      State Street Bank & Trust
                Repurchase Agreement,
                3.00% due 01/03/00
                (Collateralized by
                $1,125,000 U.S. Treasury
                Bonds, 8.875% Market
                Value $1,407,656, Due
                02/15/19)                       $  1,379,000
                                                ------------
                Total Short-Term
                Investments (Cost
                $1,379,000)                        1,379,000
                                                ------------
                Total Investments
                in Securities
                (Cost $154,236,038)*  100.40%    235,448,820
                Other Assets and
                Liabilties, Net        -0.40%       (935,552)
                                      ------    ------------
                Net Assets            100.00%   $234,513,268
                                      ======    ============

@ Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation   $84,391,246
                  Gross Unrealized Depreciation    (3,178,464)
                                                  -----------
                  Net Unrealized Appreciation     $81,212,782
                                                  ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                 Percentage of
Industry                                                           Net Assets
--------                                                           ----------
Airlines                                                             0.20%
Auto - Cars/Light Trucks                                             0.23%
Auto Manufacturers                                                   0.90%
Banks                                                                7.32%
Basic Materials                                                      1.79%
Building Materials                                                   0.86%
Chemicals                                                            3.76%
Computers                                                            4.13%
Consumer - Cyclical                                                  3.21%
Consumer - Non-cyclical                                              0.57%
Diversified Financial Services                                       0.64%
Electric                                                             1.51%
Electrical Components & Equipment                                    6.03%
Electronic Components -- Semiconductors                              1.10%
Electronics                                                          5.17%
Energy                                                               2.30%
Entertainment                                                        2.45%
Financial                                                            0.22%
Forest Products & Paper                                              0.75%
Holding Companies - Diversified                                      1.59%
Home Furnishings                                                     0.51%
Household Products/Wares                                             0.97%
Industrial                                                           0.07%
Insurance                                                            0.02%
Investment Companies                                                 0.95%
Iron/Steel                                                           1.20%
Media                                                                1.27%
Metals-Diversified                                                   1.77%
Mining                                                               2.80%
Oil & Gas Producers                                                  2.86%
Real Estate                                                          0.99%
Retail                                                               0.53%
Semiconductors                                                       3.88%
Software                                                             7.10%
Steel - Producers                                                    0.41%
Technology                                                           8.22%
Telecommunication Equipment                                          2.25%
Telecommunications                                                   6.31%
Telephone                                                            2.50%
Utilities                                                           10.47%
Short-term Investments                                               0.59%
Other Assets and Liabilities, Net                                   -0.40%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                               Market
Shares                                         Value
------                                         -----
COMMON STOCKS: 92.55%

               CHINA: 3.95%
2,000,000 @    China Shipping Development   $   396,218
1,000,000 @    Great Wall Technology
               Co. Class H                      971,248
1,000,000      Yanzhou Coal Mining Co.          276,581
                                            -----------
               Total China                    1,644,047
                                            -----------
               HONG KONG: 34.58%
6,200,000 @    AWT Holdings Co., Ltd.           171,480
  150,000      Bank Of East Asia                416,801
  280,000      Cable & Wireless Hong
               Kong Telecom, Ltd.               808,645
  250,000      Cathay Pacific Airways           445,424
1,200,000 @    CCT Telecom
               Holdings, Ltd.                   887,631
  160,000      Cheung Kong
               Holdings, Ltd.                 2,032,546
  300,000 @    China Telecom                  1,875,603
  150,000      Citic Pacific, Ltd.              564,418
  150,000      Dah Sing Financial               598,186
  152,000      Hutchison Whampoa, Ltd.        2,209,558
  750,000      JCG Holdings, Ltd.               422,107
  900,000 @    Pacific Century
               Cyberworks, Ltd.               2,095,581
  180,000      Sun Hung Kai
               Properties, Ltd.               1,875,603
                                            -----------
               Total Hong Kong               14,403,583
                                            -----------
               INDONESIA: 1.52%
   90,000      PT Gudang Garam                  242,147
   85,000 @    PT Indofood Sukses
               Makmur TBK                       106,440
1,700,000 @    PT Matahari Putra Prima          285,868
                                            -----------
               Total Indonesia                  634,455
                                            -----------
               PHILIPPINES: 0.95%
   40,000      Bank of Philippine Island        115,136
    5,000      Philippine Long
               Distance Telephone Co. ADR       129,375
  800,000      SM Prime Holdings, Inc.          150,868
                                            -----------
               Total Philippines                395,379
                                            -----------
               SINGAPORE: 16.11%
   60,000      City Developments, Ltd.      $   351,246
   90,335      DBS Group Holdings, Ltd.       1,480,724
   30,000      Natsteel Electronics, Ltd.       158,511
  270,000      Neptune Orient Lines, Ltd.       361,513
   75,600      Overseas-Chinese Bank            694,494
   70,000 @    Pacific Century Regional
               Developments, Ltd.             1,004,503
   63,000      Singapore Airlines, Ltd.         714,920
   26,000      Singapore Press
               Holdings, Ltd.                   563,554
  200,000      Singapore Technologies
               Engineering, Ltd.                309,817
  250,000      Singapore Telecommunication      516,361
   36,960      United Overseas Bank             326,216
   20,000      Venture Manufacturing            229,361
                                            -----------
               Total Singapore                6,711,220
                                            -----------
   35,000      H&CB                           1,109,643
   30,000      Korea Electric Power             929,987
   32,000      Korea Technology
               Banking Co.                      309,996
   17,500      Korea Telecom Corp. ADR        1,308,125
   16,000      L.G. Chemical, Ltd.              505,856
   10,000      L.G. Electronics, Inc.           413,915
    6,950      Pohang Iron & Steel Co.          765,081
   10,000      Samsung Electronics Co.        2,342,580
                                            -----------
               Total South Korea              7,685,183
                                            -----------
               TAIWAN: 15.01%
   53,884 @    Acer Inc. GDR                    767,847
   66,500      Asustek Computer, Inc.
               GDR                              926,012
   44,455      China Steel Corp. GDR            665,714
   21,420 @    Far Eastern Textile, Ltd.
               GDR                              514,080
   25,900 @    Hon Hai Precision
               Industry Co., Ltd. GDR           500,518
   18,380 @    Ritek Corp. GDR                  212,749
   22,390      Synnex Technology GDR            588,857
   42,230 @    Taiwan Semiconductor ADR       1,900,350
   22,802 #    Uni-President
               Enterprises Co. GDR              176,716
                                            -----------
               Total Taiwan                   6,252,843
                                            -----------
                  THAILAND: 1.98%
   25,000      Advanced IFO Services        $   421,333
                                            -----------
    5,000      Siam Cement Public Co.           166,933
  141,200      Thai Farmers Bank Public Co.     237,216
                                            -----------
               Total Thailand                   825,482
                                            -----------
               Total Common Stocks
               (Cost $26,404,972)            38,552,192
                                            -----------
PREFERRED STOCKS: 1.21%
               THAILAND: 1.21%
  410,000 @    Siam Commercial Bank             502,933
                                            -----------
               Total Preferred Stocks
               (Cost $332,368)                  502,933
                                            -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Number of
 Warrants                                   Value
 --------                                   -----

WARRANTS: 0.31%
               THAILAND: 0.31%
  274,000 @    Siam Commercial Bank
               Warrants                 $ 127,867
                                        ---------
               Total Warrants
               (Cost $0)                  127,867
                                        ---------


Principal
Amount                                                Value
------                                                -----
CONVERTIBLE BONDS: 2.54%
               TAIWAN: 2.54%
$ 460,000      United Microelectronics,
               0.25%, due 05/16/04                   1,060,300
                                                   -----------
               Total Convertible Bonds
               (Cost $695,900)                       1,060,300
                                                   -----------
               Total Long-Term Investments
               (Cost $27,433,240)                   40,243,292
                                                   -----------

SHORT-TERM INVESTMENTS: 1.06%
               Repurchase Agreement: 1.06%
$ 443,000      State Street Bank & Trust
               Repurchase Agreement,
               3.00% due 01/03/00
               (Collateralized by
               $375,000 U.S. Treasury
               Bonds, 8.500% due
               02/15/20, Market Value
               $455,625)                           $   443,000
                                                   -----------
               Total Short-Term Investments
               (Cost $443,000)                         443,000
                                                   -----------
               Total Investments
               (Cost $27,876,240)*    97.67%        40,686,292
               Other Assets and
               Liabilities, Net        2.33%           969,857
                                     ------        -----------
               Net Assets            100.00%       $41,656,149
                                     ======        ===========

@ Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 may not be resold subject to that rule except to qualified institutional buyers.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation       $13,205,676
                    Gross Unrealized Depreciation          (395,624)
                                                        -----------
                    Net Unrealized Appreciation         $12,810,052


                                                                Percentage of
Industry                                                          Net Assets
----------                                                      -------------
Airlines                                                             2.79%
Banks                                                               13.47%
Building Materials                                                   0.40%
Chemicals                                                            1.22%
Commercial Services                                                  0.66%
Computers                                                            3.77%
Diversified Finan Serv                                               1.01%
Electric                                                             2.23%
Electrical Components & Equipment                                    6.62%
Electronic Connectors                                                1.20%
Electronics                                                          5.49%
Engineering & Construction                                           0.74%
Food                                                                 0.68%
Holding Companies-Diversified                                        6.66%
Iron/Steel                                                           3.43%
Media                                                                1.35%
Real Estate                                                         13.00%
Retail                                                               0.69%
Semiconductors                                                       7.11%
Software                                                             5.03%
Telecommunication Equip                                              2.13%
Telecommunications                                                  11.84%
Telephone                                                            0.31%
Textile - Products                                                   1.23%
Tobacco                                                              0.58%
Transportation                                                       2.23%
Venture Capital                                                      0.74%
Short-term Investment                                                1.06%
Other Assets and Liabilities, Net                                    2.33%
                                                                  -------
NET ASSETS                                                         100.00%
                                                                  =======

                 See Accompanying Notes to Financial Statements

Pilgrim
Government
Securities Income
Fund
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                             Market
Amount                      Rate       Maturity       Value
------                      ----       --------       -----

U.S. GOVERNMENT SECURITIES: 95.02%
            U.S. Government Agency
            Notes: 6.00%
$ 2,000,000 FHLMC           5.50%       2002        $ 1,951,880
                                                    -----------
                                                      1,951,880
                                                    -----------
            Federal Home Loan Mortgage
            Corporation: 8.95%
  1,983,857 FHLMC           7.00%       2005          1,922,476
    135,829 FHLMC           8.50%       2005            138,927
    179,160 FHLMC           9.00%      2006-            185,013
                                        2021
    580,220 FHLMC           9.50%      2005-            603,325
                                        2014
     60,039 FHLMC           9.91%       2020             63,021
                                                    -----------
                                                      2,912,762
                                                    -----------
            Federal National Mortgage
            Association: 51.66%
  1,000,000 FNMA            5.64%       2008            895,370
  1,534,102 FNMA            6.16%       2006          1,459,075
  6,650,966 FNMA            6.50%      2014-          6,332,342
                                        2028
  2,574,843 FNMA            6.95%       2006          2,548,692
  2,288,026 FNMA            7.50%       2028          2,262,286
    296,758 FNMA            8.00%       2023            299,168
    439,678 FNMA            8.50%      2017-            454,093
                                        2021
     96,442 FNMA            9.00%       2017            100,390
    289,949 FNMA            9.25%      2009-            302,362
                                        2016
     97,572 FNMA            9.75%       2008            103,077
    712,252 FNMA           10.00%      2007-            759,897
                                        2020
    351,343 FNMA           11.00%       2017            373,467
    449,087 FNMA           11.50%       2019            493,587
     38,568 FNMA           12.00%       2007             41,093
     79,110 FNMA           12.50%       2007             84,190
    280,525 FNMA           13.50%      2007-            312,519
                                        2012
                                                    -----------
                                                     16,821,608
                                                    -----------
            Government National Mortgage
            Association: 22.35%
  4,170,366 GNMA            6.50%       2026          3,935,149
    918,561 GNMA            7.00%      2016-            892,900
                                        2017
    500,990 GNMA            7.50%       2023            495,354
    778,067 GNMA            8.00%      2023-            791,868
                                        2024
    690,507 GNMA            9.00%      2013-            728,522
                                        2022
    351,312 GNMA            9.25%      2016-            369,311
                                        2021
     57,164 GNMA           13.00%       2014             65,148
                                                    -----------
                                                      7,278,252
                                                    -----------

$1,000,000 FFCB            5.88%       2001         $   991,250
 1,000,000 TEN.            6.00%       2002             983,750
                                                    -----------
           VALLEY AUTHORITY
                                                      1,975,000
                                                    -----------
           Total U.S. Government
           Securities (Cost
           $31,877,143)                              30,939,502
                                                    -----------

SHORT-TERM INVESTMENTS: 4.76%
             Repurchase Agreement: 4.76%
  $1,550,000      State Street Bank & Trust
                  Repurchase Agreement,
                  3.0% due 01/03/00
                  (Collateralized by
                  $1,305,000 U.S. Treasury
                  Notes, 8.50% due
                  02/15/20 Market Value
                  $1,585,575)                      $  1,550,000
                  Total Short-Term
                  Investments (Cost
                  $1,550,000)                         1,550,000
                  Total Investments
                  in Securities
                  (Cost $33,427,143)*    99.78%      32,489,502
                  Other Assets and
                  Liabilities, Net        0.22%          72,711
                                       -------     ------------
                  Net Assets            100.00%    $ 32,562,213
                                       =======     ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation    $     42,600
                  Gross Unrealized Depreciation        (980,241)
                                                   ------------
                  Net Unrealized Depreciation      $   (937,641)
                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                    Market
Amount                                       Value
------                                       -----

CORPORATE BONDS: 48.88%
              Broadcast, Radio & Television: 2.54%
$220,000      CD Radio, Inc., 0/15.000%,
              due 12/1/2007                $  109,725
 195,000      News America Holdings,
              8.875%, due 04/26/23            205,512
                                           ----------
                                              315,237
                                           ----------
              Cable Television: 2.05%
 450,000 #    United Pan-Europe
              Communications, 0/12.500%
              due 8/01/09                     254,250
                                           ----------
              Communications -- Wireline: 6.85%
 250,000 #    Globenet Communications
              Group, Ltd. 13.000%,
              due 07/15/07                    255,000
 100,000      Global Telesystems Group,
              Inc., 9.875%, due 02/15/05       94,750
 500,000      ICG Services, Inc.,
              0/10.000%, due 2/15/08          249,375
 250,000      MGC Communications, Inc.,
              13.000%, due 10/01/04           251,875
                                           ----------
                                              851,000
                                           ----------
              Communications -- Internet: 4.60%
 500,000      Covad Communications Group,
              0/13.500%, due 03/15/08         312,500
 250,000 #    Psinet Inc., 11.000%,
              due 8/01/09                     258,125
                                           ----------
                                              570,625
                                           ----------
              Communications -- Wireless: 7.25%
 500,000      Pinnacle Holdings, Inc.,
              0/10.000% due 03/15/08          326,875
 250,000      Winstar Communications,
              Inc., 15.000%, due 03/01/07     336,875
 375,000      Crown Castle International
              Corp. 0/11.250%, due
              8/01/11                         235,781
                                           ----------
                                              899,531
                                           ----------
              Entertainment & Leisure: 2.13%
$350,000      Ascent Entertainment
              Group, 0/11.875%,
              due 12/15/04                 $  263,813
                                           ----------
              Financial - Other Services: 3.96%
 500,000      Caterpillar Financial
              Services Corp.
              6.875%, due 8/01/04             491,575
                                           ----------
              Food Stores: 2.31%
 300,000      Albertson's, Inc.               286,827
                                           ----------
              Gaming & Lottery: 1.96%
 250,000      Majestic Star Casino,
              LLC, 10.875%, due
              07/01/06                        243,125
                                           ----------
              Metals - Diversified: 1.51%
 199,304      Scotia Pacific Co. LLC,
              6.550% due 01/20/07             187,892
                                           ----------
              Oil: 4.40%
  60,000 #    Cerro Negro Finance, Ltd.,
              7.330%, due 12/01/09             47,201
 500,000      Occidental Petroleum,
              7.650%, due 2/15/06             499,215
                                           ----------
                                              546,416
                                           ----------
              Semiconductor/Electronic
              Components: 1.54%
 200,000      Motorola, Inc.,
              6.500%, due 9/1/25              191,156
                                           ----------
              Telephone - Integrated: 3.19%
 400,000      Sprint Capital Corp.            396,316
                                           ----------
              Transportation
              (Air, Bus, Rail): 3.72%
 250,000      Atlas Air, Inc., 9.250%,
              due 4/15/08                     235,000
 249,893      Continental Airlines, Inc.,
              6.545%, due 02/02/19            227,118
                                           ----------
                                              462,118
                                           ----------
              Utilities: 0.87%
 100,000 #    East Coast Power LLC,
              7.536%, due 06/30/17             88,780
  20,000      Enersis S.A., 6.600%,
              due 12/1/26                      19,017
                                           ----------
                                              107,797
                                           ----------
              Total Corporate Bonds
              (Cost $6,152,721)             6,067,678
                                           ----------

U.S. TREASURY OBLIGATIONS: 8.37%
              Governments: 8.37%
$700,000      U.S. Treasury Note,
              5.250%, due 2/15/29          $  578,809
                                           ----------
 500,000      Federal Home Loan Bank,
              5.863%, due 4/22/09             459,955
                                           ----------
              Total Governments
              (Cost $1,066,442)             1,038,764
                                           ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.80%
             Federal Home Loan Mortgage
             Corporation: 6.80%
195,874      5.500%, due 01/01/14            182,284
100,565      5.500%, due 02/01/14             93,462
487,744      7.000%, due 06/01/29            472,653
 20,967      9.000%, due 06/01/06             21,871
 50,428      9.500%, due 11/01/05             52,933
 19,564      10.000%, due 10/01/03            20,572
                                          ----------
                                             843,775
                                          ----------
             Federal National Mortgage
             Association: 8.96%
 97,848      6.500%, due 02/01/09             95,402
940,702      6.500%, due 06/01/14            913,356
 27,124      9.500%, due 05/01/07             28,472
 24,479      9.500%, due 06/01/05             25,695
 23,395      9.500%, due 07/01/06             24,557
 23,100      10.000%, due 10/01/05            24,400
                                          ----------
                                           1,111,882
                                          ----------
             Government National Mortgage
             Association: 0.04%
  3,692      8.500%, due 02/15/21              3,831
    441      11.500%, due 02/15/13               467
  1,099      11.500%, due 07/15/13             1,228
                                          ----------
                                               5,527
                                          ----------
             Total U.S. Government
             Agency Obligations
             (Cost $1,992,299)             1,961,184
                                          ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal                                      Market
Amount                                         Value
------                                         -----

COLLATERALIZED MORTGAGE OBLIGATIONS AND
ASSET-BACKED SECURITIES: 14.58%
                Mortgage -- Commercial: 11.46%
$210,000 #      Allied Capital Commercial
                Mortgage 1998 1 C, 6.710%,
                due 12/25/04               $    199,341
 260,000        Commercial Mortgage
                Asset Trust 1999 C1
                A2, 6.585%, due
                7/17/08                         245,309
 200,000        First Union National
                Bank Commercial
                Mortgage, 7.390%,
                due 11/15/09                    198,748
 297,502        GMCC 1999 C-3 A1A
                6.974%, due 5/15/08             292,896
 500,000        MBNA Master Credit
                Card Trust 6.350%,
                due 12/15/06                    487,030
                                           ------------
                                              1,423,324
                                           ------------
                Mortgage -- Residential: 3.12%
 300,000        Emergent Home Equity
                Loan Trust 7.080%,
                due 12/15/28                    289,254
 100,000        Saxon Asset Securities
                Trust 1999 1 AF3,
                6.170%, due 8/25/21
                                                 97,631
                                           ------------
                                                386,885
                                           ------------
                Total CMO's and
                Asset-Backed
                Securities (Cost
                $1,858,492)                   1,810,209
                                           ------------
PREFERRED STOCK: 2.11%
  $2,667        Concentric Network         $    261,373
                                           ------------
                Total Preferred Stock
                (Cost $240,842)                 261,373
                                           ------------
MUTUAL FUNDS: 4.16%
  64,500 ++     Pilgrim Prime Rate
                Trust                           516,000
                                           ------------
                Total Mutual Funds
                (Cost $610,654)                 516,000
                                           ------------
                Total Long-Term
                Investments: 91.90%
                (Cost $11,921,450)         $ 11,655,208
                                           ------------

SHORT-TERM INVESTMENTS: 5.33%
               Repurchase Agreement: 5.33%
$ 662,000      State Street Bank & Trust
               Repurchase Agreement,
               3.000% due 01/03/00
               (Collateralized by
               $1,870,000 U.S. Treasury
               Notes, 8.500% due
               02/15/20, Market Value
               $680,400)                        $    662,000
                                                ------------
               Total Short-Term
               Investments (Cost
               $662,000)                             662,000
                                                ------------
               Total Investments
               (Cost $12,583,450)*    99.23%      12,317,208
               Other Assets and
               Liabilities, Net        0.77%          95,973
                                     ------     ------------
               Net Assets            100.00%    $ 12,413,181
                                     ======     ============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
++ Related party
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

               Gross Unrealized
               Appreciation                     $    117,499
               Gross Unrealized
               Depreciation                         (383,741)
                                                ------------
               Net Unrealized
               Depreciation                     $   (266,242)
                                                ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Market
Principal                                       Value
---------                                       -----

CORPORATE BONDS: 90.73%
                  Automotive: 1.96%
$1,000,000  #     Holley Performance,
                  12.250%, due 09/15/07      $   955,000
 7,000,000        JH Heafner Co.,
                  10.000%, due
                  05/15/08                     6,405,000
                                             -----------
                                               7,360,000
                                             -----------
                  Business Services: 4.49%
 7,000,000   #    Allied Waste North
                  America, 10.000%,
                  due 08/01/09                 6,265,000
 5,000,000        Group Maintenance
                  America, 9.750%,
                  due 01/15/09                 4,975,000
 6,000,000        Primark Corp., 9.250%,
                  due 12/15/08                 5,617,500
                                             -----------
                                              16,857,500
                                             -----------
                  Cable & DBS: 6.04%
 4,000,000        Charter Communications
                  Holdings, 8.625%,
                  due 04/01/09                 3,710,000
 6,000,000        Coaxial Communication,
                  Inc., 10.000%, due
                  08/15/06                     5,910,000
 7,000,000        Pegasus Communications,
                  9.750%, due 12/01/06         7,000,000
 6,000,000        Star Choice
                  Communications,
                  13.000%, due
                  12/15/05                     6,052,500
                                             -----------
                                              22,672,500
                                             -----------
                  Chemicals, Plastics, Rubber: 0.70%
 7,000,000        Moll Industries,
                  10.500%, due 07/01/08        2,625,000
                                             -----------
                  Communications - Internet: 7.84%
 7,000,000        Exodus Communications,
                  Inc., 11.250%, due
                  07/01/08                     7,280,000
 8,000,000        Globix Corp.,
                  13.000%, due 05/01/05        8,100,000
 7,500,000        PSINet, Inc., 11.000%,
                  due 08/01/09                 7,762,500
 6,500,000        Rhythms Netconnections,
                  12.750%, due 04/15/09        6,305,000
                                             -----------
                                              29,447,500
                                             -----------
                  Communications - Wireless: 5.82%
 $3,000,000       Crown Castle Int'l
                  Corp., 9.250%, due
                  08/01/11                   $ 3,007,500
 9,000,000   #    Nextel Communications,
                  9.375%, due 11/15/09         8,865,000
 6,000,000        Teligent, Inc.,
                  11.500%, due
                  12/01/07                     5,850,000
 4,000,000   #    Voicestream Wire Co.,
                  10.375%, due
                  11/15/09                     4,120,000
                                             -----------
                                              21,842,500
                                             -----------
                  Communications - Wireline: 15.62%
 8,000,000   #    Global Crossing
                  Holdgings, Ltd.,
                  9.500%, due 11/15/09         7,960,000
 5,500,000   #    Globenet Communications
                  Group, Ltd.,
                  13.000%, due
                  07/15/07                     5,623,750
 5,000,000        Hyperion Telecommunication,
                  12.000%, due 11/01/07        5,287,500
 7,000,000        Level 3 Communications,
                  Inc., 9.125%, due
                  05/01/08                     6,597,500
 7,000,000        Metromedia Fiber
                  Network, 10.000%,
                  due 11/15/08                 7,192,500
 7,000,000        MGC Communications,
                  Inc., 13.000%, due
                  10/01/04                     7,070,000
 6,000,000        Nextlink  Communications,
                  10.750%, due
                  06/01/09                     6,210,000
 5,000,000        Northeast Optic
                  Network, 12.750%,
                  due 08/15/08                 5,350,000
 7,000,000        Williams Communication
                  Group, Inc., 10.875%,
                  due 10/01/09                 7,350,000
                                             -----------
                                              58,641,250
                                             -----------
                  Consumer Products: 2.75%
 4,000,000        Bell Sports, Inc.,
                  11.000%, due 08/15/08        3,960,000
 6,000,000        Drypers Corp., 10.250%,
                  due 06/15/07                 4,905,000
 4,000,000        Styling Technology
                  Corp., 10.875%, due
                  07/01/08                     1,480,000
                                             -----------
                                              10,345,000
                                             -----------
                  Containers, Packaging, Glass: 1.66%
 $7,000,000       Russell-Stanley Holding,
                  Inc., 10.875%, due
                  02/15/09                   $ 6,230,000
                                             -----------
                  Electronics: 1.80%
 3,000,000        Fairchild Semiconductor,
                  10.375%, due 10/01/07        3,075,000
 9,000,000        Merisel, Inc., 12.500%,
                  due 12/31/04                 3,690,000
                                             -----------
                                               6,765,000
                                             -----------
                  Entertainment & Leisure: 3.94%
 5,000,000        Bally Total Fitness
                  Holdings, 9.875%,
                  due 10/15/07                 4,850,000
 5,000,000        Epic Resorts LLC/CAP,
                  13.000%, due 06/15/05        3,700,000
 6,750,000        Hollywood Entertainment,
                  10.625%, due 08/15/04        6,243,750
                                             -----------
                                              14,793,750
                                             -----------
                  Finance, Insurance, Banking: 0.75%
 3,000,000        MFN Financial Corp.,
                  10.000%, due 03/23/01        2,831,250
                                             -----------
                  Food, Beverage & Tobacco: 3.47%
 3,000,000        Imperial Holly,
                  9.750%, due 12/15/07         2,175,000
 5,000,000        Luigino's, Inc.,
                  10.000%, due 02/01/06        4,450,000
 7,000,000        Packaged Ice, Inc.,
                  9.750%, due 02/01/05         6,405,000
                                             -----------
                                              13,030,000
                                             -----------
                  Gaming & Lottery: 2.59%
 6,000,000        International Game
                  Technology, 8.375%,
                  due 05/15/09                 5,805,000
 4,000,000        Majestic Star LLC/CAP,
                  10.875%, due 07/01/06        3,900,000
                                             -----------
                                               9,705,000
                                             -----------
                  Health Care: 2.65%
 6,000,000        Biovail Corp. Int'l,
                  10.875%, due 11/15/05        6,300,000
 6,000,000        Global Health
                  Sciences, 11.000%,
                  due 05/01/08                 3,660,000
                                             -----------
                                               9,960,000
                                             -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                 Market
Principal                                        Value
---------                                        -----
                  Homebuilding, Building
                  Materials: 1.47%
 $6,000,000       Juno Lighting, Inc.,
                  11.875%, due
                  07/01/09                    $  5,535,000
                                              ------------
                  Machinery: 0.61%
 4,000,000        Aqua Chem, Inc.
                  11.250%, due
                  07/01/09                       2,280,000
                                              ------------
                  Manufacturing: 2.41%
 5,000,000        Jordan Industries,
                  10.375%, due 08/01/07          4,950,000
 4,000,000        Transportation
                  Manufacturing Operations,
                  11.750%, due 05/01/09          4,100,000
                                              ------------
                                                 9,050,000
                                              ------------
                  Metals & Mining: 1.16%
 4,000,000   #    Anker Coal Group,
                  Inc., 14.250%, due
                  09/01/07                       2,200,000
 4,250,000        Lodestar Holdings,
                  Inc., 11.500%, due
                  05/15/05                       2,167,500
                                              ------------
                                                 4,367,500
                                              ------------
                  Paper & Forest Products: 1.22%
 4,500,000   #    American Tissue, Inc.,
                  12.500%, due 07/15/06          4,567,500
                                              ------------
                  Restaurants: 0.60%
 3,000,000        Avado Brands, Inc.,
                  11.750%, due 06/15/09          2,265,000
                                              ------------
                  Retail: 9.04%
 6,000,000        Advance Stores Co.,
                  Inc., 10.250%, due
                  04/15/08                       5,220,000
 5,000,000        Ames Department
                  Stores, 10.000%,
                  due 04/15/06                   4,950,000
 6,000,000        Big 5 Corp., 10.875%,
                  due 11/15/07                   5,910,000
 8,000,000        CSK Auto, Inc.,
                  11.000%, due 11/01/06          8,160,000
 5,000,000        Jo-Ann Stores, Inc.,
                  10.375%, due 05/01/07          4,900,000
 5,000,000        Tuesday Morning Corp.,
                  11.000%, due 12/15/07          4,800,000
                                              ------------
                                                33,940,000
                                              ------------
                  Retail - Automotive: 3.45%
 $6,000,000       Sonic Automotive, Inc.,
                  11.000%, due 08/01/08       $  5,760,000
 8,000,000        United Auto Group,
                  Inc., 11.000%, due
                  07/15/07                       7,200,000
                                              ------------
                                                12,960,000
                                              ------------
                  Textile & Apparel: 1.14%
 5,000,000        Norton McNaughton Group,
                  12.500%, due 06/01/05          4,275,000
                                              ------------
                  Transportation
                  (Air, Bus, Rail): 7.55%
 7,000,000   #    Amtran, Inc., 10.500%,
                  due 08/01/04                   7,000,000
 5,000,000        Atlas Air, Inc., 9.250%,
                  due 04/15/08                   4,712,500
 6,000,000        Budget Group, Inc.,
                  9.125%, due
                  04/01/06                       5,580,000
 6,000,000   #    Railworks Corp.,
                  11.500%, due
                  04/15/09                       6,090,000
 5,000,000   #    Worldwide Flight
                  Service, 12.250%,
                  due 08/15/07                   4,950,000
                                              ------------
                                                28,332,500
                                              ------------
                  Total Corporate Bonds
                  (Cost $363,745,006)          340,678,750
                                              ------------

Shares
----------------------------------------------------------

COMMON STOCK: 0.14%

                    Communication -- Wireline: 0.14%
   10,778     @     MGC Communications,
                    Inc. (Cost $70,000)       $    540,921
                                              ------------
MUTUAL FUNDS: 0.15%
                    Finance, Insurance, Banking: 0.15%
   68,000           Van Kampen Senior
                    Income Trust (Cost
                    $575,705)                 $    552,500
                                              ------------


Number of
Warrants
----------------------------------------------------------

WARRANTS: 0.44%
                   Cable & DBS: 0.05%
      115,800      NatWest - Star Choice
                   Communications
                   Warrants                  $    208,440
                                             ------------
                   Communications - Internet: 0.39%
        5,500      Bell Technology Group
                   Warrants                     1,452,000
                                             ------------
                   Entertainment & Leisure: 0.00%
        5,000      Epic Resorts Warrants                0
                                             ------------
                   Metals & Mining: 0.00%
           94 @    Anker Coal Group
                   Warrants                             0
                    Total Warrants (Cost
                    $             127,520)      1,660,440
                                             ------------
                    Total Long-Term
                   Investments (Cost
                    $364,518,231)             343,432,611
                                             ------------

Principal
Amount                                            Value
------                                            -----

SHORT-TERM INVESTMENTS: 6.00%
              Commercial Paper: 6.00%
$3,665,796    Ford Motor Credit Corp.,
              1.000%, due 01/03/00             $   3,665,796
18,865,807    Union Bank of Switzerland,
              4.000%, due 01/03/00                18,865,807
                                               -------------
              Total Short-Term
              Investments (Cost
              $22,531,603)                        22,531,603
                                               -------------
              Total Investments
              in Securities
              (Cost $387,049,834)*   97.46%      365,964,214
              Other Assets and
              Liabilities, Net        2.54%        9,532,806
                                    ------     -------------
              Total Net Assets      100.00%    $ 375,497,020
                                    ======     =============

@ Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may noty be resold subject to that rule, except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation    $   6,002,365
                   Gross Unrealized Depreciation      (27,087,985)
                                                    -------------
                   Net Unrealized Depreciation      $ (21,085,620)
                                                    =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Principal                                        Value
---------                                        -----

CORPORATE BONDS: 85.60%
                  Broadcasting, Radio & Television: 4.41%
$3,240,000        CD Radio, Inc.,
                  0/15.000%, due
                  12/01/07                    $ 1,615,950
 2,000,000        Allied Waste North
                  America, 10.000%,
                  due 08/01/09                  1,785,000
                                              -----------
                                                3,400,950
                                              -----------
                  Cable & DBS: 9.91%
 3,000,000        Charter Communications
                  Holdings, 0/9.920%,
                  due 04/01/11                  1,766,250
 2,000,000        NTL, Inc., 0/9.750%,
                  due 04/01/08                  1,392,500
 1,110,000        Pegasus Communications
                  Corp., 9.625%, due
                  10/15/05                      1,123,875
 1,000,000   #    Star Choice Communications,
                  13.000%, due 12/15/05         1,006,250
 1,340,000   #    United Int'l Holdings,
                  0/12.500%, due
                  02/15/08                      1,491,750
 2,600,000        United Pan-Europe
                  Communications,
                  0/10.750%, due
                  08/01/09                        854,250
                                              -----------
                                                7,634,875
                                              -----------
                  Chemicals, Plastics, Rubber: 1.75%
 4,550,000   #    Huntsman ICI
                  Chemicals, 0.000%,
                  due 12/31/09                  1,347,937
                                              -----------
                  Communications -- Internet: 9.82%
 3,000,000        Covad Communications
                  Group, 0.13.500%,
                  due 03/15/08                  1,875,000
 2,000,000        Globix Corp., 13.000%, due
                  05/01/05                      2,020,000
 2,000,000        Psinet Inc., 11.000%,
                  due 08/01/09                  2,065,000
 3,000,000   #    Rhythms Netconnections,
                  0/13.500%, due 05/15/08       1,601,250
                                              -----------
                                                7,561,250
                                              -----------
                  Communication - Wireless: 11.56%
 $2,250,000       Crown Castle Int'l
                  Corp., 0/11.250%,
                  due 08/01/11                $ 1,414,688
 2,000,000   #    Nextel Communications,
                  9.375%, due 11/15/09          1,965,000
 3,000,000        Pinnacle Holdings,
                  Inc., 0/10.000%, due
                  03/15/08                      1,961,250
   915,000        Telesystem Int'l
                  Wireless,  0/13.250%,
                  due 06/30/07                    557,006
 2,230,000   #    Winstar  Communications,
                  Inc., 15.000%, due
                  03/01/07                      3,004,925
                                              -----------
                                                8,902,869
                                              -----------
                  Communications - Wireline: 20.91%
 1,870,000        Colt Telecom Group
                  PLC, 0/12.000%,
                  due 12/15/06                  1,598,850
 1,780,000        Completel Europe NV,
                  0/14.000%, due
                  02/15/09                        932,275
 1,535,000        Global Telesystems
                  Group, Inc., 9.875%,
                  due 02/15/05                  1,454,413
 2,000,000        Globenet Communications
                  Group, Ltd.,
                  13.000%, due
                  07/15/07                      2,040,000
 3,000,000        ICG Services, Inc.,
                  0/10.000%, due
                  02/15/08                      1,496,250
 2,000,000   #    ITC Deltacom, 9.750%, due
                  11/15/08                      2,015,000
 2,000,000        Metromedia Fiber
                  Network, 10.000%,
                  due 11/15/08                  2,050,000
 1,500,000        MGC Communications,
                  Inc., 13.000%, due
                  10/01/04                      1,511,250
 1,960,000        Viatel, Inc., 11.250%,
                  due 04/15/08                  1,955,100
 1,000,000        Williams Communications
                  Group, Inc., 10.875%,
                  due 10/01/09                  1,047,500
                                              -----------
                                               16,100,638
                                              -----------
                  Consumer Products: 0.48%
 1,000,000        Styling Technology
                  Corp., 10.875%, due
                  07/01/08                        367,500
                                              -----------
                  Electronics: 2.54%
$2,000,000        Amkor Technology,
                  Inc., 9.250%, due
                  05/01/06                    $ 1,960,000
                                              -----------
                  Entertainment & Leisure: 6.94%
 2,800,000        Ascent Entertainment
                  Group, 0/11.875%,
                  due 12/15/04                  2,110,500
 2,000,000        Hollywood
                  Entertainment Corp.,
                  10.625%, due
                  08/15/04                      1,845,000
 1,470,000        SFX Entertainment,
                  9.125%, due
                  02/01/08                      1,389,150
                                              -----------
                                                5,344,650
                                              -----------
                  Finance, Insurance, Banking: 1.22%
 1,000,000   #    MFN Financial Corp.,
                  10.000%, due 03/23/01           941,250
                                              -----------
                  Gaming & Lottery: 3.90%
 3,000,000        Lady Luck Gaming,
                  11.875%, due 03/01/01         3,000,000
                                              -----------
                  Health Care: 1.34%
 1,300,000        Global Health
                  Sciences, 11.000%,
                  due 05/01/08                    789,750
   229,000        Twin Laboratories,
                  10.250%, due 05/15/06           240,736
                                              -----------
                                                1,030,486
                                              -----------
                  Paper & Forest Products: 2.23%
 2,000,000        Doman Industries,
                  8.750%, due 03/15/04          1,715,000
                                              -----------
                  Retail: 1.07%
   862,000        Tuesday Morning
                  Corp., 11.000%, due
                  12/15/07                        825,365
                                              -----------
 2,000,000        AK Steel Corp., 7.875%,
                  due 02/15/09                  1,900,000
                                              -----------
 1,000,000        Amtran, Inc., 10.500%,
                  due 08/01/04                    997,500
 2,000,000        Atlas Air, Inc., 9.250%,
                  due 04/15/08                  1,880,000
 1,000,000        Railworks Corp., 11.500%,
                  due 04/15/09                  1,012,500
                                              -----------
                                                3,890,000
                                              -----------
                  Total Corporate Bonds
                  (Cost $68,007,696)           65,922,770
                                              -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares
---------------------------------------------------------

COMMON STOCK: 0.23%
                   Communications -- Wireline: 0.23%
      17,800 @#    Completel Holdings
                   LLC                     $      178
       3,288 @     Viatel, Inc.               176,313
                                           ----------
                   Total Common Stock
                   (Cost $2,330)              176,491
                                           ----------
MUTUAL FUNDS: 1.01%
                   Finance, Insurance, Banking: 1.01%
       8,719 ++    Pilgrim Prime Rate
                   Trust                       69,752
      87,750       Van Kampen Senior
                   Income Trust               712,969
                                           ----------
                   Total Mutual Funds
                   (Cost $801,800)            782,721
                                           ----------
PREFERRED STOCK: 2.72%
                   Communications -- Internet: 2.72%
      21,359 @&    Concentric Network,
                   13.500%, 06/01/10
                   (Cost $2,034,110)        2,093,193
                                           ----------

Number of
Warrants
---------------------------------------------------------

   WARRANTS: 0.55%
                    Warrants Communications -- Internet:
                    0.55%
       1,600 @      Bell Technology Group
                    Warrants Cost ($0)           422,400
                                              ----------
                    Total Long-Term
                    Investments
                    (Cost $70,845,936)        69,397,575
                                              ----------


Principal
Amount                                                Value
------                                                -----

SHORT-TERM INVESTMENTS: 12.21%
                Repurchase Agreement: 12.21%
$9,401,000      State Street Repurchase
                Agreement, 3.000%, due
                01/03/00 (Collateralized
                by $7,895,000 U.S.
                Treasury Bonds, 8.500%
                Market Value $9,592,425,
                Due 02/15/20)                     $  9,401,000
                Total Short-Term
                Investments (Cost
                $9,401,000)                          9,401,000
                                                  ------------
                Total Investments
                in Securities
                (Cost $80,246,936)*    102.32%      78,798,575
                Liabilities in
                Excess of Cash
                and Other
                Assets-Net              -2.32%      (1,787,670)
                                       ------     ------------
                Total Net Assets       100.00%    $ 77,010,905
                                       ======     ============

@  Non-income producing security

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may noty be resold subject to that rule, except to qualified institutional buyers.

++ Related party & Payment-in-kind

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation    $  1,744,347
                  Gross Unrealized Depreciation      (3,192,708)
                                                   ------------
                  Net Unrealized Depreciation      $ (1,448,361)
                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                 Market
Shares                                           Value
------                                           -----

COMMON STOCKS: 51.51%
                  Auto Manufacturers: 1.48%
  3,400           DaimlerChrysler             $   266,050
  5,400           Ford Motor Co.                  288,563
                                              -----------
                                                  554,613
                                              -----------
                  Banks: 0.74%
  3,600           Chase Manhattan Corp.           279,675
                                              -----------
                  Beverages: 2.06%
  3,500           Anheuser-Busch
                  Companies, Inc.                 248,063
  4,500           Coca-Cola Co.                   262,125
  7,400           PepsiCo, Inc.                   260,850
                                              -----------
                                                  771,038
                                              -----------
                  Chemicals: 0.78%
  4,459           Dupont                          293,737
                                              -----------
                  Computers: 4.04%
  2,800           Cisco Systems, Inc.             299,950
 11,800           Compaq Computer Corp.           319,338
  6,000           Dell Computer Corp.             306,000
  2,600           Hewlett-Packard Co.             296,238
  3,800           Sun Microsystems, Inc.          294,262
                                              -----------
                                                1,515,788
                                              -----------
                  Cosmetics/Personal Care: 2.26%
  5,100           Colgate-Palmolive Co.           331,500
  6,700           The Gillette Co.                275,956
  2,200           Procter & Gamble                241,038
                                              -----------
                                                  848,494
                                              -----------
                  Distribution/Wholesale: 0.82%
  3,400      @    Costco Wholesale Corp.          310,250
                                              -----------
                  Diversified Financial Services: 2.89%
  1,600           American Express Co.            266,000
  5,700           Citigroup, Inc.                 316,706
  4,200           Fannie Mae                      262,238
  5,100           Freddie Mac                     240,019
                                              -----------
                                                1,084,963
                                              -----------
                  Electric: 1.28%
  4,800           Duke Energy Corp.               240,600
 10,200           Southern Co.                    239,700
                                              -----------
                                                  480,300
                                              -----------
                  Food: 2.03%
  7,200      @    Safeway, Inc.                   256,050
 11,900           Sara Lee Corp.                  262,540
  8,000           Unilever PLC ADR                242,500
                                              -----------
                                                  761,090
                                              -----------
                  Health Care: 0.62%
  2,500           Johnson & Johnson           $   232,813
                                              -----------
                  Home Furnishings: 0.83%
  1,100      @@   Sony Corp. ADR                  313,225
                                              -----------
  1,707           American Int'l Group, Inc.      184,569
  9,800           Allstate Corp.                  235,200
                                              -----------
                                                  419,769
                                              -----------
190,000      ++   Pilgrim Prime Rate Trust      1,520,000
                                              -----------
  5,500           Carnival Corp.                  262,969
                                              -----------
                  Media: 2.44%
  5,400           Comcast Corp. Class A           271,350
  3,900           Gannett Co., Inc.               318,094
  4,500           Time Warner, Inc.               325,969
                                              -----------
                                                  915,413
                                              -----------
                  Metals - Diversified: 0.86%
  3,900           Alcoa, Inc.                     323,700
                                              -----------
                  Manufacturing: 1.67%
  2,000           General Electric Co.            309,500
  8,200           Tyco Int'l, Ltd.                318,775
                                              -----------
                                                  628,275
                                              -----------
                  Oil & Gas: 2.82%
  2,800           Chevron Corp.                   242,550
  3,600           Exxon Mobil Corp.               290,025
  4,200      @@   Royal Dutch Petroleum
                  Co. ADR                         253,838
    832           Transocean Sedco
                  Forex, Inc.                      28,044
  4,300           Schlumberger, Ltd.              241,875
                                              -----------
                                                1,056,332
                                              -----------
                  Pipelines: 0.75%
  6,400           Enron Corp.                     284,000
                                              -----------
                  Pharmaceuticals: 3.98%
 13,100           Abbott Laboratories             243,293
  3,700           Bristol-Myers Squibb Co.        237,493
  3,400           Merck & Co., Inc.               228,013
  3,900      @@   Novartis AG ADR                 284,814
  8,100           Pfizer, Inc.                    262,744
  2,900           Warner Lambert Co.              237,619
                                              -----------
                                                1,493,976
                                              -----------
                  Retail: 4.55%
  7,050           Gap, Inc.                   $   324,300
  4,200           The Home Depot, Inc.            287,963
  6,400           McDonalds Corp.                 258,000
  8,800           Sears, Roebuck & Co.            267,850
 10,100           Walgreen Co.                    295,425
  4,000           Wal-Mart Stores, Inc.           276,500
                                              -----------
                                                1,710,038
                                              -----------
                  Semiconductors: 1.56%
  3,700           Intel Corp.                     304,556
  2,900           Texas Instruments, Inc.         280,938
                                              -----------
                                                  585,494
                                              -----------
                  Software: 1.57%
  3,600           America Online, Inc.            271,575
  2,700           Microsoft Corp.                 315,225
                                              -----------
                                                  586,800
                                              -----------
  4,000           Lucent Technologies, Inc.       299,250
  1,500      @@   Nokia Corp. ADR                 285,000
                                              -----------
                                                  584,250
                                              -----------
  5,200           AT&T Corp.                      263,900
  4,200           Bell Atlantic Corp.             258,562
  4,800           MCI WorldCom, Inc.              254,700
  5,258           SBC Communications, Inc.        256,328
                                              -----------
                                                1,033,490
                                              -----------
                  Tobacco: 0.66%
 10,700           Philip Morris
                  Companies, Inc.                 248,106
                                              -----------
                  Transportation: 0.64%
  5,900      @    FDX Corp.                       241,531
                                              -----------
                  (Cost $16,756,788)           19,340,129
                                              -----------
PREFERRED STOCKS: 0.70%
 31,800           Concentric Network,
                  13.500%, 06/01/10               261,373
                                              -----------
                  Total Preferred Stocks
                  (Cost $241,250)                 261,373
                                              -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal                                                         Market
Amount                                                            Value
------                                                            -----
CORPORATE BONDS: 19.80%
                    Airlines: 1.41%
  $250,000          Atlas Air, Inc., 9.250%,
                    due 04/15/08                 $  235,000
    66,068          Continental Airlines,
                    Inc., 6.465%, due
                    10/15/04                         62,722
   250,892          Continental Airlines,
                    Inc., 6.545%, due
                    02/02/19                        228,026
                                                 ----------
                                                    525,748
                                                 ----------
                    Banks: 0.31%
   125,000      #   Bank Of Scotland,
                    7.000%, due 11/29/49            115,046
                                                 ----------
                    Computers: 0.71%
   500,000          Rhythms
                    Netconnections,
                    0/13.500%, due
                    05/15/08                        266,875
                                                 ----------
                    Diversified Financial Services: 1.49%
   160,000          Amvescap PLC,
                    6.375%, due
                    05/15/03                        153,493
   100,000      #   Cerro Negro Finance,
                    Ltd., 7.330%, due
                    12/01/09                         78,668
   500,000          Pinnacle Holdings,
                    Inc., 0/10.000%, due
                    03/15/08                        326,875
                                                 ----------
                                                    559,036
                                                 ----------
                    Entertainment: 0.70%
   350,000          Ascent Entertainment
                    Group, 0/11.875%,
                    due 12/15/04                    263,813
                                                 ----------
                    Food: 0.76%
   300,000          Albertson's, Inc.               286,827
                                                 ----------
                    Machinery -- Construction/
                    Mining: 1.30%
   500,000          Caterpillar Financial
                    Services Corp.,
                    6.875%, due 08/01/04            491,575
                                                 ----------
                    Media: 1.91%
   335,000          News America Holdings,
                    8.875%, due 04/26/23            353,060
   220,000          CD Radio, Inc.,
                    0/15.000%, due 12/01/07         109,725
   450,000      #   United Pan-Europe
                    Communications, 0/12.500%,
                    due 08/01/09                    254,250
                                                 ----------
                                                    717,035
                                                 ----------
                    Oil & Gas: 1.33%
  $500,000          Occidental Petroleum,
                    7.650%, due 02/15/06         $  499,215
                                                 ----------
                    Retail: 0.61%
   250,000          Hollywood Entertainment
                    Corp., 10.625%, due
                    08/15/04                        230,625
                                                 ----------
                    Semiconductors: 0.89%
   350,000          Motorola, Inc.,
                    6.500%, due 09/01/25            334,523
                                                 ----------
                    Software: 0.68%
   250,000          Psinet Inc., 11.000%,
                    due 08/01/09                    258,125
                                                 ----------
                    Telecommunications: 2.87%
   500,000          ICG Services, Inc.,
                    0/10.000% due 02/15/08          249,375
   375,000          Crown Castle Int'l
                    Corp., 0/11.250%,
                    due 08/01/11                    235,781
   250,000      #   Globenet Communications
                    Group, Ltd., 13.000%, due
                    07/15/07                        255,000
   250,000          Winstar Communications,
                    Inc., 15.000%, due 03/01/07     336,875
                                                 ----------
                                                  1,077,031
                                                 ----------
    50,000          Global Telesystems Group,
                    Inc., 9.875%, due 02/15/05       47,375
   500,000          Covad Communications
                    Group, 0/13.500%,
                    due 03/15/08                    312,500
                                                 ----------
                                                    359,875
                                                 ----------
   250,000          MGC Communications,
                    Inc., 13.000%, due
                    10/01/04                        251,875
   600,000          Sprint Capital Corp.            594,474
                                                 ----------
                                                    846,349
                                                 ----------
  $139,650          Federal Express Corp.,
                    6.720%, due 01/15/22         $  127,256
   300,000          Global Health Sciences,
                    11.000%, due 05/01/08           182,250
   300,000          Railcar Leasing, 7.125%,
                    due 01/15/13                    294,573
                                                 ----------
                                                    604,079
                                                 ----------
                    Total Corporate Bonds
                    (Cost $7,655,708)             7,435,777
                                                 ----------
GOVERNMENTS: 6.45%
   500,000          Federal Home Loan
                    Bank, 5.863%, due
                    04/22/09                        459,955
 1,900,000          U.S. Treasury Note,
                    5.250%, due 02/15/29          1,571,053
   400,000          U.S. Treasury Note,
                    5.750%, due 08/15/03            391,688
                                                 ----------
                                                  2,422,696
                                                 ----------
                    Total Governments
                    (Cost $2,488,153)             2,422,696
                                                 ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.44%
 1,119,280          FHLMC, 5.500%, due 01/01/14   1,041,624
   552,272          FHLMC, 6.000%, due 04/01/14     525,001
   487,744          FHLMC, 7.000%, due 06/01/29     472,653
                                                 ----------
                                                  2,039,278
                                                 ----------
                    Total Federal Home
                    Loan Mortgage Corporation
                    (Cost $2,134,462)             2,039,278
                                                 ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.43%
   940,702          FNCI, 6.500%, due 06/01/14      913,356
                                                 ----------
                    Total Federal National
                    Mortgage Association
                    (Cost $922,991)                 913,356
                                                 ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund
   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal                                      Market
Amount                                         Value
------                                         -----

MORTGAGES: 6.13%
  $570,971      #   CRIIMI Mae 1998 1
                    A1, 5.697%, due
                    10/20/01                 $   534,274
   300,000          Emergent Home Equity
                    Loan Trust, 7.080%,
                    due 12/15/28                 289,254
   400,000          First Union National
                    Bank Commercial
                    Mortgage, 7.390%,
                    due 11/15/09                 397,496
   495,836          GMCC 1999-C3 A1A,
                    6.974%, due 5/15/08          488,161
   500,000          MBNA Master Credit
                    Card Trust, 6.350%,
                    due 12/15/06                 487,030
   105,780      #   SLCMT 1997 C1,
                    6.875%, due 07/25/04         104,686
                                             -----------
                                               2,300,901
                                             -----------
                    Total Mortgages
                    (Cost $2,343,111)          2,300,901
                                             -----------
COLLATERAL MORTGAGE OBLIGATIONS: 0.61%
   240,000          SAST 1999 2 AF4,
                    6.445%, due  08/25/26        229,022
                                             -----------
                    Total Collateral
                    Mortgage Obligations
                    (Cost $239,999)              229,022
                                             -----------
                    Total Long-Term
                    Investments (cost
                    $32,782,462)              34,942,532
                                             -----------

SHORT-TERM INVESTMENTS: 6.08%
                    Repurchase Agreement: 6.08%
$2,284,000          State Street Bank & Trust
                    Repurchase Agreement,
                    3.000% due 01/03/00
                    (Collateralized by $1,920,000
                    U.S. Treasury Notes, 8.500%
                    due 02/15/20, Market Value
                    $2,332,800)                        $  2,284,000
                                                       ------------
                    Total Short-Term Investments
                    (Cost $2,284,000)                     2,284,000
                                                       ------------
                    Total Investments
                    in Securities
                    (Cost $35,066,462)*      99.15%      37,226,532
                    Cash and Other
                    Assets in Excess
                    of Liabilities-Net        0.85%         320,490
                                            ------     ------------
                    Net Assets              100.00%    $ 37,547,022
                                            ======     ============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
++ Related party
&  Payment in-kind security
@@ Foreign issuer
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation      $  3,937,826
                    Gross Unrealized Depreciation        (1,777,756)
                                                       ------------
                    Net Unrealized Appreciation        $  2,160,070
                                                       ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Pricipal                                          Market
Amount                                            Value
------                                            -----
CONVERTIBLE CORPORATE BONDS: 63.54%
                    Advertising: 4.45%
$4,328,000      #   Interpublic Group, Inc.,
                    1.870%, due 06/01/06        $ 4,988,020
 3,188,000          Omnicom Group, Inc.,
                    2.250%, due 01/16/13          6,523,445
 3,168,000          Lamar Advertising,
                    5.250%, due 09/15/06          4,633,200
                                                -----------
                                                 16,144,665
                    Applications Software: 4.68%
 6,484,000      #@  Citrix Systems, Inc.,
                    0.000%, due 03/22/19          5,754,550
 2,083,000          HNC Software, Inc.,
                    4.750%, due 3/01/03           5,038,256
 3,201,000      #   Siebel Systems, Inc.,
                    5.500%, due 09/15/06          6,209,940
                                                -----------
                                                 17,002,746
                                                -----------
                    Broadcasting, Radio & Television: 3.43%
 3,113,000          Clear Channel
                    Communications,
                    1.500%, due 12/01/02          3,194,716
 3,669,000          Clear Channel
                    Communications,
                    2.625%, due 04/01/03          5,443,879
 3,040,000      #   Liberty Media Group,
                    4.000%, due 11/15/29          3,830,400
                                                -----------
                                                 12,468,995
                                                -----------
                    Computer Services: 0.82%
 2,448,000      #   Affiliated Computer
                    Services, Inc.
                    4.000%, due 03/15/05          2,971,260
                                                -----------
                    Computer Software: 1.68%
   328,000      #   Bea Systems, Inc.,
                    4.000%, due 06/15/05          1,741,680
 3,702,000          Bea Systems, Inc.,
                    4.000%, due 12/15/06          4,335,968
                                                -----------
                                                  6,077,648
                                                -----------
                    Computers -- Integrated Systems: 1.91%
 2,023,000      #   Comverse Technology,
                    Inc., 4.500%, due
                    07/01/05                      6,900,959
                                                -----------
                    Computers - Memory Devices: 4.10%
  $686,000      #   EMC Corp., 3.250%,
                    due 03/15/02                $ 6,625,045
   817,000      #   Veritas Software Corp.,
                    5.250%, due 11/01/04          8,257,935
                                                -----------
                                                 14,882,980
                                                -----------
                    Data Processing/Management: 1.45%
 3,752,000          Automatic Data Processing,
                    0.000%,due 02/20/12           5,234,040
                                                -----------
                    Electric -- Generation: 1.35%
 3,318,000          AES Corp., 4.500%,
                    due 08/15/05                  4,887,829
                                                -----------
                    Electronic Components/
                    Semiconductors: 15.01%
 3,700,000      #   ASM Lithography
                @@  Holding, 4.250%,
                    due 11/30/04                  4,430,750
 6,702,000      #   Atmel Corp., 0.000%,
                    due 04/21/18                  5,705,077
 1,664,000      #   Conexant Systems,
                    Inc., 4.250%, due
                    05/01/06                      4,881,760
 3,829,000          Credence Systems
                    Corp., 5.250%, due
                    09/15/02                      5,403,676
 3,700,000          Cypress Semiconductor,
                    6.000%, due 10/01/02          5,439,000
 3,564,000          LAM Research Corp.,
                    5.000%, due 09/01/02          5,007,420
 1,197,000      #   Lattice Semiconductor,
                    4.750%, due 11/01/06          1,569,566
 2,056,000      #   LSI Logic Corp.,
                    4.250%, due 03/15/04          4,669,690
 1,006,000          Oak Industries, Inc.,
                    4.875, due 03/01/08           2,814,285
 3,320,000      #   Sanmina Corp.,
                    4.500%, due 05/01/04          4,390,700
 6,552,000      #@  Solectron Corp.,
                    0.000%, due 01/27/19          4,954,950
   947,000      @@  Stmicroelectronics NV,
                    0.000%, due 06/10/08          2,611,353
 1,804,000      @@  Stmicroelectronics NV,
                    0.000%, due 09/22/09          2,527,855
                                                -----------
                                                 54,406,082
                                                -----------
                    Financial - Credit Card: 1.24%
 3,140,000          American Express
                    Credit, 1.250%, due
                    02/19/03                      4,474,500
                                                -----------
                    Internet Content: 2.10%
 2,446,000      #   Doubleclick, Inc.,
                    4.750%, due 03/15/06        $ 7,600,946
                                                -----------
                    Internet Software: 3.93%
 6,600,000          America Online,
                    0.000%, due 12/6/19           3,645,724
   244,000          America Online, Inc.,
                    4.000%, due 11/15/02          2,821,860
 4,380,000      #   Exodus Communications,
                    4.750%, due 07/15/08          6,071,775
   223,000      #   Exodus Communications,
                    5.000%, due 03/15/06          1,736,055
                                                -----------
                                                 14,275,414
                                                -----------
                    Laser Systems - Components: 1.36%
 4,417,000          Cymer Inc., 3.500%,
                    due 08/06/04                  4,913,913
                                                -----------
                    Medical - Biomedical/Gene: 2.13%
 3,190,000          Centocor, Inc.,
                    4.750%, due 02/15/05          4,262,638
 2,900,000      #   Human Genome,
                    5.000%, due 12/15/06          3,494,500
                                                -----------
                                                  7,757,138
                                                -----------
                    Medical - Generic Drugs: 0.99%
 3,018,000      #   Alpharma, Inc.
                    5.750%, due 04/01/05          3,597,079
                                                -----------
                    Multimedia: 1.17%
 5,345,000          News America Holdings,
                    0.000%, due 03/11/13          4,242,460
                                                -----------
                    Oil & Gas: 1.64%
 3,012,000          Devon Energy Corp.,
                    4.900%, due 08/15/08          2,932,935
 2,979,000          Diamond Offshore Drilling,
                    3.750%, due 02/15/07          3,023,685
                                                -----------
                                                  5,956,620
                                                -----------
                    Printing -- Commercial: 1.34%
 1,532,000          Mail-Well, Inc.,
                    5.000%, due 11/01/02          1,441,995
 3,447,000          World Color Pres,
                    6.000%, due 10/01/07          3,421,148
                                                -----------
                                                  4,863,143
                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Pricipal                                            Market
Amount                                              Value
------                                              -----

                    Retail -- Apparel/Shoe: 1.01%
$6,851,000      #   Ann Taylor Stores
                    Corp., 0.550%, due
                    06/18/19                    $  3,673,849
                                                ------------
                    Retail -- Hypermarkets: 1.59%
5,399,000       #@  Costco Wholesale
                    Corp., 0.000%, due
                    08/19/17                       5,773,556
                                                ------------
                    Retail -- Internet: 0.57%
1,831,000           Amazon.com, Inc.,
                    4.750%, due
                    02/01/09                       2,080,474
                                                ------------
                    Satellite Telecommunications: 1.62%
4,755,000       #   Echostar Communications,
                    4.875%, due 01/01/07           5,854,591
                                                ------------
                    Telecommunications Services: 2.02%
   970,000      #   Global Telesystems
                    Group, Inc., 5.750%,
                    due 07/01/10                   1,302,224
2,270,000       #   NTL Inc., 7.000%, due
                    12/15/08                       6,004,150
                                                ------------
                                                   7,306,374
                                                ------------
                    Telecommunications Equipment: 0.60%
2,013,000       #   Commscope, Inc.,
                    4.000%, due 12/15/06           2,184,105
                                                ------------
                    Wireless Equipment: 1.35%
2,159,000       #   Nextel Communications,
                    Inc., 4.750%, due
                    07/01/07                       4,898,231
                                                ------------
                    Total Convertible
                    Corporate Bonds
                    (Cost $158,380,913)          230,429,597
                                                ------------

CONVERTIBLE PREFERRED STOCKS: 25.34%
                    Broadcasting, Radio &
                    Television: 2.19%
    58,137      #   United Global Com, 7.000%      5,179,803
    31,800          Emmis Communications
                    Corp., 6.250%                  2,738,775
                                                ------------
                                                   7,918,578
                                                ------------
                    Cable Television: 1.31%
    78,644          Cox Communications,
                    Inc., 0.250%                $  4,748,132
                                                ------------
                    Containers -- Paper/Plastic: 0.70%
    50,145          Sealed Air Corp., A            2,532,323
                                                ------------
                    Cosmetics & Toiletries: 0.51%
    19,540          Estee Lauder TRT II
                    6.250%, (ACES)                 1,851,415
                                                ------------
                    Diversified Financial Services: 10.77%
   $74,996          Calpine Capital Trust,
                    5.750%                      $  4,921,613
    56,900      #   Cephalon, Inc., 7.250%         5,725,563
   177,736          DECS Trust V, 7.250%,
                    due 08/15/02                   5,109,910
    26,165          Morgan Stanley Group,
                    Inc., 6.000%, (CSCO)           3,847,890
    12,937          Qualcomm Financial
                    Trust, 5.750%                 12,718,688
    67,565          Qwest Trends Trust, 5.750%     4,847,789
    57,693          United Rentals, Trust I,
                    6.500%                         1,895,671
                                                ------------
                                                  39,067,124
                                                ------------
                    Electric - Integrated: 0.30%
     8,920          Houston Industries,
                    Inc., 7.000% (ACES)            1,074,860
                                                ------------
                    Internet Software: 1.22%
    74,947          Psinet, Inc. C, 6.750%         4,440,610
                                                ------------
                    Life/Health Insurance: 0.97%
    37,275          American General Delaware
                    LLC, 6.000%, Series A          3,508,509
                                                ------------
                    Oil & Gas: 2.33%
    40,140          Apache Corp., 6.500%           1,424,970
   175,805          Coastal Corp., 5.580%          3,906,959
    77,947          EVI, Inc., 5.000%              3,127,623
                                                ------------
                                                   8,459,552
                                                ------------
                    Telecommunications Services: 5.04%
     6,059      @&  Winstar Communications,
                    Inc., 6.000%, Series A           472,602
    61,765          Winstar Communications,
                    Inc., 7.000%, Series D         4,891,015
     9,759          McLeodusa, Inc., 6.750%        5,175,320
    22,327          Omnipoint Communications,
                    Inc., 7.000%                   4,409,582
    58,550          Global Telesystems
                    Group, Inc., 7.250%            3,337,350
                                                ------------
                                                  18,285,869
                                                ------------
                    Total Convertible
                    Preferred Stocks
                    (Cost $60,316,921)            91,886,972
                                                ------------

                                                   Market
Shares                                             Value
------                                             -----

COMMON STOCKS: 5.02%
                    Cable Television: 0.79%
    37,236          Mediaone Group, Inc.        $  2,860,190
                                                ------------
                    Diversified Financial Services: 2.43%
   102,800          DECS Trust VI,
                    6.250%, due 11/15/02           4,703,100
   517,117          Morgan Stanley Group,
                    Inc.                           4,136,935
                                                ------------
                                                   8,840,035
                                                ------------
                    Retail -- Building Products: 1.78%
    94,002          The Home Depot, Inc.           6,445,012
                                                ------------
                    Telecommunication Services: 0.02%
       989          McLeodUSA, Inc.                   58,254
                                                ------------
                    Total Common Stocks
                    (Cost $11,194,421)            18,203,493
                                                ------------
                    Total Long-Term
                    Investments (cost
                     $229,892,255)               340,520,062
                                                ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

   PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Pricipal                                             Market
Amount                                               Value
------                                               -----

SHORT-TERM INVESTMENTS: 3.41%
                   Repurchase Agreement: 3.41%
$12,348,000        State Street Bank &
                   Trust Repurchase
                   Agreement, 3.000%
                   due 01/03/00
                   (Collateralized by
                   $10,370,000
                   U.S. Treasury Notes,
                   8.500% due
                   02/15/20, Market
                   Value $12,599,550)            $  12,348,000
                                                 -------------
                   Total Short-Term
                   Investments (Cost
                   $12,348,000)                     12,348,000
                                                 -------------

                   Total Investments
                   in Securities
                   (Cost
                   $242,240,255):        97.31%    352,868,062
                   Cash and Other
                   Assets in
                   Excess of
                   Liabilities-Net        2.69%      9,764,840
                                       -------   -------------
                   Net Assets           100.00%  $ 362,632,902
                                       =======   =============

@  Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&  Payment in-kind security
@@ Foreign issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $113,127,804
                   Gross Unrealized Depreciation     (2,499,997)
                                                   ------------
                   Net Unrealized Appreciation     $110,627,807
                                                   ============

                 See Accompanying Notes to Financial Statements

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

I. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on October 26, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                                          Shares
                                         Shares        voted against      Shares        Broker
                                        voted for       or withheld      abstained     non-vote        Total
                                        ---------       -----------      ---------     --------        -----

1. Election of Trustees to serve until the election and qualifications of their successors:

Name
----
Mary A. Baldwin                        173,566,928        3,019,701         --            --        176,586,629
Al Burton                              173,526,092        3,110,537         --            --        176,536,629
Paul S. Doherty                        173,562,130        3,024,499         --            --        176,586,629
Robert B. Goode, Jr.                   173,524,538        3,062,091         --            --        176,586,629
Alan L. Gosule                         173,601,730        2,984,899         --            --        176,586,629
Mark Lipson                            173,603,955        2,982,674         --            --        176,586,629
Walter H. May                          173,589,664        2,966,965         --            --        176,586,629
Jock Patton                            173,607,208        2,979,421         --            --        176,586,629
David W.C. Putnam                      173,596,791        2,989,838         --            --        176,586,629
John R. Smith                          173,440,576        3,146,053         --            --        176,586,629
Robert W. Stallings                    173,605,732        2,980,897         --            --        176,586,629
John G. Turner                         173,594,721        2,991,908         --            --        176,586,629
David W. Wallace                       173,459,812        3,125,817         --            --        176,586,629

2. Approval of the selection of independent public accountants, KPMG LLP, for the fiscal year ended June 30, 2000

Fund
----
Pilgrim Bank & Thrift Fund, Inc.        22,631,201          506,895         --            --         23,138,096
Pilgrim Advisory Funds, Inc.             7,158,402          124,438         --            --          7,282,840
Pilgrim Investment Funds, Inc.          72,087,236        2,071,003         --            --         74,158,239
Pilgrim Mutual Funds                    68,230,426        1,675,090         --            --         69,905,516

3. a. Approval of the management agreement between Pilgrim Mutual Funds and Nicholas Applegate

Fund
----
Pilgrim Convertible Fund                 7,745,962          390,963         --            --          8,137,925
Pilgrim Emerging Countries Fund          7,742,317          153,510         --            --          7,895,827
Pilgrim Int'l Core Growth Fund           1,572,037           41,967         --            --          1,614,004
Pilgrim Int'l SmallCap Growth Fund       3,481,258           94,125         --            --          3,575,383
Pilgrim LargeCap Growth Fund             4,102,660          150,348         --            --          4,253,008
Pilgrim MidCap Growth Fund              10,912,221          629,116         --            --         11,541,337
Pilgrim SmallCap Growth Fund            13,534,326          717,130         --            --         14,251,456
Pilgrim Worldwide Growth Fund            8,123,819          618,136         --            --          8,741,955

3. b. Approval of the management agreement between Pilgrim Mutual Funds and HSBC

Fund
----
Pilgrim Asia-Pacific Equity Fund         2,788,432          130,823         --            --          2,919,255

4. Approval of sub-advisory between Pilgrim Investments, Inc. and the Funds

Fund
----
Pilgrim Bank & Thrift Fund, Inc.        22,043,033        1,095,063         --            --         23,138,095
Pilgrim LargeCap Leaders Fund            1,667,693           38,937         --            --          1,706,630
Pilgrim MidCap Value Fund                2,586,750           70,205         --            --          2,656,955
Pilgrim Asia-Pacific Equity Fund         2,877,917           41,338         --            --          2,919,255
Pilgrim MagnaCap Fund                   16,433,186          953,331         --            --         17,386,517
Pilgrim High Yield Fund                 54,078,191        2,693,531         --            --         56,771,722
Pilgrim Balanced Fund                    1,573,739           58,095         --            --          1,631,834
Pilgrim Convertible Fund                 7,702,985          434,940         --            --          8,137,925
Pilgrim Emerging Countries Fund          7,735,262          160,565         --            --          7,895,827
Pilgrim High Yield II Fund               5,259,680          201,342         --            --          5,461,022
Pilgrim Strategic Income Fund              998,479           41,275         --            --          1,039,754
Pilgrim Int'l Core Growth Fund           1,576,276           37,728         --            --          1,614,004
Pilgrim Int'l SmallCap Growth Fund       3,483,148           92,235         --            --          3,575,383
Pilgrim LargeCap Growth Fund             4,116,432          136,576         --            --          4,253,008
Pilgrim MidCap Growth Fund              10,794,994          746,343         --            --         11,541,337
Pilgrim SmallCap Growth Fund            13,511,955          739,501         --            --         14,251,456
Pilgrim Worldwide Growth Fund            8,086,550          655,405         --            --          8,741,955
Pilgrim Money Market Fund                1,762,011                0         --            --          1,762,011

                          TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Funds' dividend distribution that qualifies under tax law. The percentage of calendar year 1999 net investment income dividends that qualify for the corporate dividends received deduction are as follows:

               MagnaCap Fund                99.89%
               Bank and Thrift Fund           100%
               Strategic Income Fund         7.39%

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2000, shareholders, excluding corporate shareholders, should have received an IRS Form 1099 DIV regarding their federal tax status of the dividends and distributions received from them in calendar 1999.

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                 STATEMENT OF NET ASSETS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

Principal                                    Value
Amount                                      (Note 1)
------                                      --------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT: 67.63%

              Domestic: 13.17%
$5,000,000    Chase Manh Bank,
              DE, 5.85%, 2/14/00          $  5,000,000
 5,000,000    Wilmington Trust Co.,
              DE, 5.88%, 2/22/00             5,000,000
16,000,000    Bankboston, MA,
              5.85%, 2/14/00                16,000,000
18,000,000    Morgan Guarnty Trust
              Company, NY,
              5.65%, 2/03/00                18,000,000
                                          ------------
                                            44,000,000
                                          ------------
              Euro: 7.18%
12,000,000    Bank of Scotland,
              6.14%, 1/31/00                12,000,000
12,000,000    International
              Nederlanden ING
              Bank, 5.87%, 3/27/00          12,000,000
                                          ------------
                                            24,000,000
                                          ------------
              Yankee: 47.28%
15,000,000    Banque National,
              Paris, 6.00%, 2/29/00         15,000,000
12,000,000    Bayerische Landesbk,
              GIR, 6.01%, 2/07/00           12,000,057
17,000,000    Commerzbank, Frankfurt,
              5.79%, 2/10/00                17,000,000
12,000,000    Bank Austria, 6.08%,
              2/22/00                       12,000,000
$17,000,000   Credit Suisse First
              Bost, 5.73%, 2/07/00          17,000,161
15,000,000    Deutsche Bank, AG,
              6.00%, 3/02/00                15,000,000
15,000,000    KBC Bank NV, Brussels,
              6.375%, 1/18/00               15,000,031
10,000,000    Lloyd's TSB Bank,
              PLC, 5.90%, 2/15/00           10,000,000
15,000,000    National Westminster
              Bank, 6.4112%, 11/22/00       14,990,865
15,000,000    Toronto-Dominion
              Bank, 6.30%, 1/13/00          15,000,000
15,000,000    Westdeutsche Landesbk, GI,
              6.00%, 3/01/00                15,000,000
                                          ------------
                                           157,991,114
                                          ------------
              Total Negotiable Bank
              Certificates of Deposit
              (Cost $157,991,114)          225,991,114
                                          ------------

COLLATERALIZED PROMISSORY NOTES: 4.49% (b)
15,000,000    ABN/AMRO, 5.73%, 2/23/00      15,000,000
                                          ------------
              Total Collateralized
              Promissory Notes
              (Cost $15,000,000)
                                            15,000,000
                                          ------------

REPURCHASE AGREEMENTS: 28.05%
$93,724,524   Bear, Stearns & Co.
              Inc., 3.50%, 1/03/00
              (collateralized by
              FNMA 0% to 8.5%
              due from 12/15/07
              to 05/18/28 valued
              at $93,724,524)             $ 93,724,524
                                          ------------
              Total Repurchase
              Agreements (Cost
              $93,724,524)
                                          $ 93,724,524
                                          ------------
              Total Investments
              (Cost $334,715,638)  100.17%   $334,715,638
              Liabilities, Less
              Other Assets          -0.17%   $   (573,224)
                                             ------------
              Net Assets           100.00%   $334,142,414
                                             ============

Net asset value, offering and redemption price per share of each class based on shares of beneficial interest $.001 par value outstanding and equivalent to the Net Assets of each Class:

50,944,848.520 shares Class A                $1.00
15,135,283.510 shares Class B                $1.00
45,890,601.630 shares Class C                $1.00
222,171,678.350 shares Treasurer's Trust     $1.00

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
           STATEMENT OF NET ASSETS -- NOVEMBER 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Principal                                        Value
Amount                                         (Note 1)
------                                         --------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT: 54.6%

                Domestic: 12.3%
$ 16,000,000    BankBoston, NA,
                5.85%, 2/14/00              $ 16,000,000
   5,000,000    Chase Manhattan
                Bank, 5.85%,
                2/14/00                        5,000,000
  18,000,000    Morgan Guaranty
                Trust Co., N.Y.,
                5.65%, 2/3/00                 18,000,000
   5,000,000    Wilmington Trust Co.,
                5.88%, 2/22/00                 5,000,000
                                            ------------
                                              44,000,000
                                            ------------
                Euro: 6.7%
 12,000,000     ING Bank, NV,
                5.87%, 3/27/00                12,000,000
 12,000,000     Bank of Scotland,
                6.14%, 1/31/00                12,000,000
                                            ------------
                                              24,000,000
                                            ------------
                Yankee: 35.6%
  12,000,000    Bank Austria, 6.08%,
                2/22/00                       12,000,000
  15,000,000    Banque National de
                Paris, 6.00%, 2/29/00         15,000,000
  12,000,000    Bayerische Landesbank
                Girozentrale, 6.01%,
                2/7/00                        12,000,111
  17,000,000    Commerzbank, AG,
                5.79%, 2/10/00                17,000,000
  17,000,000    Credit Suisse First
                Boston, 5.73%, 2/7/00         17,000,312
  15,000,000    Deutsche Bank AG,
                6.00%, 3/2/00                 15,000,000
  10,000,000    Lloyds TSB Bank PLC,
                5.90%, 2/15/00                10,000,000
  15,000,000    National Westminster
                Bank, PLC,
                5.5425%, 11/22/00             14,989,934
  15,000,000    Westdeutsche Landesbank
                Girozentrale, 6.00%,
                3/1/00                        15,000,000
                                            ------------
                                             127,990,357
                                            ------------
                Total Negotiable Bank
                Certificates of Deposit
                (Cost $195,990,357)          195,990,357
                                            ------------

COLLATERALIZED PROMISSORY NOTES: 4.1% (a)

15,000,000      ABN/AMRO, N.A.,
                5.73%, 2/23/00
                (Cost $14,799,450)            14,799,450
                                            ------------

REPURCHASE AGREEMENTS: 44.6%
$85,000,000     Bear, Stearns & Co.
                Inc., 5.74%,12/1/99
                (collateralized by
                FNMA 0% due
                4/18/27 valued at
                $7,722,949, FGRA
                0% due 8/15/28 to
                8/15/29 valued at
                $5,967,361, FGRM
                6.50% to 7.00%
                due 5/15/24 to
                3/15/26 valued at
                $44,363,501,
                FNRM 0% due
                7/25/08 to 3/25/23
                valued at
                $9,696,443, FNRA
                0% due 11/25/10 to
                11/25/29 valued at
                $10,988,532,
                FNRM 0% due
                12/25/26 valued at
                $9,014,558)                   85,000,000
75,000,000      Prudential Securities,
                Inc., 5.65 to
                5.71%, 12/1/99
                (collateralized by
                FNRM 6.50% due
                1/29/25 valued at
                $23,966,480,
                FGRM 6.00% due
                8/19/15 valued at
                $9,797,358, FHLB
                0% due 1/4/06
                valued at
                $43,068,561)                  75,000,000
                                            ------------
                Total Repurchase
                Agreements (Cost
                $160,000,000)                160,000,000
                                            ------------
                Total Investments
                (Cost $370,789,807)  103.3%  370,789,807
                Liabilities, Less
                Other Assets          (3.3)  (11,667,135)
                                     -----  ------------
                Net Assets           100.0% $359,122,672
                                     =====  ============

Net asset value, offering and redemption price per share of each Class based on shares of beneficial interest $.001 par value outstanding and equivalent to the Net Assets of each Class:

48,400,150 shares Class A               $1.00
16,542,038 shares Class B               $1.00
50,760,643 shares Class C               $1.00
243,419,841 shares Treasurer's Trust    $1.00

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                      STATEMENT OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                    For the
                                                                Six Months Ended
                                                                  November 30,
                                                                      1999
                                                                ----------------

Interest Income (Note 1)                                           $8,458,918
                                                                   ----------
Expenses (Note 2)
 Comprehensive fees                                                   397,356
 12b-1 fees (Class C)                                                  79,729
 Shareholder services fees:
  Class B                                                               9,076
  Class C                                                              79,729
  Treasurer's Trust                                                   229,799
 Other operating expenses                                              91,919
                                                                   ----------
 Total Expenses before waivers                                        887,608
 Less: expenses waived                                                     --
                                                                   ----------
 Net Expenses                                                         887,608
                                                                   ----------
Net Investment Income, representing
 Net Increase in Net Assets from
 Investment Operations                                             $7,571,310
                                                                   ==========

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                              Six Months
                                                 Ended            Year Ended
                                              November 30,          May 31,
                                                 1999*               1999
                                            ---------------     ---------------

Increase in Net Assets From Investment
 Operations:
 Net investment income                      $     7,571,310     $     8,723,962
                                            ---------------     ---------------
Distributions to Shareholders From Net
 Investment Income (Note 1):
 Class A                                         (1,579,989)         (1,858,597)
 Class B                                           (227,147)           (206,486)
 Class C                                         (1,452,930)           (137,927)
 Treasurer's Trust                               (4,311,244)         (6,520,952)
                                            ---------------     ---------------
Total Dividends to Shareholders                  (7,571,310)         (8,723,962)
                                            ---------------     ---------------
 From Capital Share Transactions (at net
   asset value of $1.00 per share):
 Net proceeds from sale of shares             1,036,132,449       1,544,713,374
 Dividends reinvested                             7,571,311           8,723,962
 Cost of shares redeemed                       (977,126,261)     (1,447,380,639)
                                            ---------------     ---------------
 Net increase derived from capital share
  transactions and from investment
  operations                                     66,577,499         106,056,697
Net Assets:
 Beginning of period                            292,545,173         186,488,476
                                            ---------------     ---------------
 End of period                              $   359,122,672     $   292,545,173
                                            ===============     ===============

----------
*  Unaudited

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) Significant Accounting Policies:

The Primary Institutional Fund (the "Fund") which is a part of the Reserve Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non diversified, open end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

A. The Trust's authorized shares of beneficial interest are unlimited, and currently are divided into four series (funds): Primary Institutional, which is included in this report, U.S. Government Institutional, U.S. Treasury Institutional and Interstate Tax Exempt Institutional Funds (collectively the "Funds"). Additionally, each Fund is divided into five classes of shares with similar investment objectives, but with different expense ratios.

B. Securities are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost at the time of purchase, and thereafter assumes a constant amortization to maturity of any discount or premium, irrespective of intervening changes in interest rates or market values. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; and for variable rate instruments the longer of (1) above or
(2) the period remaining until the instrument's next interest rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

C. It is the policy of each Fund within the Trust to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

D. Security transactions are recorded on a trade date basis; interest income is accrued daily and security premium or discount is amortized or accreted daily. Net investment income is distributed to shareholders daily and automatically reinvested in additional Fund shares.

E. Expenses are allocated based on the Fund's net assets and/or number of shareholder accounts. Those expenses recognized as directly attributable to a specific Fund within the Trust are charged to that Fund directly.

F. The Funds within the Trust may enter into repurchase agreements with financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Funds' Board of Trustees. The Funds' Investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. The Fund custodian holds the underlying securities subject to repurchase agreements.

(2) Management Fee and Other Transactions With Affiliates:

Pursuant to an Investment Management Agreement (the "Agreement") between Reserve Management Company, Inc. ("RMCI") and the Funds, RMCI serves as the Fund's Investment Adviser subject to the policies adopted by the Board of Trustees. Under the Agreement, RMCI will furnish continuous investment advisory and management services to the Funds.

RMCI receives a fee of 0.25% per year of the average daily net assets of the Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share. The Fund's operating expenses are limited to an annual rate of
 .25% for Class A, .45% for Class B and .60% for Treasurer's Trust of each Class' average daily net assets.


Distribution Assistance and Shareholder Services:

Pursuant to a Plan of Distribution, the Fund makes payments to firms for distribution assistance and administrative services provided to shareholders of Class C and D at an annual rate of .25% and .50%, respectively. To date, no payments have been made by Class D since it has yet to begin operations. In addition, under the Plan, shareholders of Class B, C, D and Treasurer's Trust may make payments to firms (including RMCI) providing shareholder services, including maintaining shareholder

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
             NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
--------------------------------------------------------------------------------

accounts, responding to shareholder inquiries and providing certain other services, at an annual rate of .20%, .25%, .25% and .25%, respectively.

(3) Management's Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(4) Composition of Net Assets:

At November 30, 1999, the composition of the Fund's net assets was as follows:

Par Value            $     359,123
Paid-in-Capital        358,763,549
                     -------------
Net Assets           $ 359,122,672
                     =============

(5) Capital Share Transactions:

For the six months ended November 30, 1999 and the year ended May 31, 1999, the capital share transactions of the Fund was as follows:

                                  Six months ended November 30, 1999:
                       --------------------------------------------------------
                                                    Treasurer's
                         Class A        Class B        Trust         Class C
                       ------------   -----------   ------------   ------------
Sold                    267,949,422    21,959,308    629,301,443    116,922,276
Reinvested                1,579,990       227,147      4,311,244      1,452,930
Redeemed               (296,930,623)   (9,867,780)  (544,272,694)  (126,055,164)
                       ------------   -----------   ------------   ------------
Net Increase
 (Decrease)             (27,401,211)   12,318,675     89,339,993     (7,679,958)
                       ============   ===========   ============   ============

                                       Year ended May 31, 1999:
                       --------------------------------------------------------
                                                    Treasurer's
                         Class A        Class B        Trust         Class C
                       ------------   -----------   ------------   ------------
Sold                    591,162,085     10,331,062    876,047,357    67,172,870
Reinvested                1,858,597        206,486      6,520,952       137,928
Redeemed               (521,631,338)   (16,690,430)  (900,188,675)   (8,870,196)
                       ------------    -----------   ------------   -----------
Net Increase
 (Decrease)              71,389,344     (6,152,882)   (17,620,366)   58,440,602
                       ============    ===========   ============   ===========

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
             NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
--------------------------------------------------------------------------------

(6) Financial Highlights:

Contained below is per share operating performance data for a share of beneficial interest outstanding for the periods as indicated.

                                                      Class A                                         Class B
                                       --------------------------------------   ----------------------------------------------------
                                       Six Months          Fiscal Year          Six Months                Fiscal Year
                                         Ended            Ended May 31,           Ended                  Ended May 31,
                                        Nov. 30,     ------------------------    Nov. 30,     --------------------------------------
                                         1999*         1999        1998(a)        1999*         1999        1998      1997(b)
                                       ----------    ---------   ------------   ----------    ---------   ---------  ---------
Net asset value at beginning of
  period                               $ 1.0000      $ 1.0000    $ 1.0000       $ 1.0000      $ 1.0000    $ 1.0000   $ 1.0000
Net investment income from investment
 operations                               .0256         .0509       .0332          .0246         .0488       .0529      .0179
Less dividends from net investment
 income                                  (.0256)       (.0509)     (.0332)        (.0246)       (.0488)     (.0529)    (.0179)
                                       --------      --------    --------       --------      --------    --------   --------
Net asset value at end of period       $ 1.0000      $ 1.0000    $ 1.0000       $ 1.0000      $ 1.0000    $ 1.0000   $ 1.0000
                                       ========      ========    ========       ========      ========    ========   ========
Total Return                               5.12%(d)      5.09%       5.49%(d)       4.92%(d)      4.88%       5.29%      4.95%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)    $   48.4      $   75.8    $    4.4       $   16.5      $    4.2    $   10.4   $    2.0
Ratio of expenses to average net
  assets                                    .25%(d)       .25%        .25%(d)        .45%(d)       .45%        .45%       .50%(d)(e)
Ratio of net investment income to
  average net assets                       5.05%(d)      4.79%       5.35%(d)       4.85%(d)      4.79%       5.16%      4.81%(d)(e)

                                                    Treasurer's Trust                      Class C
                                          --------------------------------------   ------------------------
                                          Six Months          Fiscal Year          Six Months      Period
                                            Ended            Ended May 31,           Ended         Ended
                                           Nov. 30,     ------------------------    Nov. 30,       May 31,
                                            1999*         1999       1998(c)         1999*         1999(f)
                                          ----------    ---------   ---------      ----------     ---------
Net asset value at beginning
  of period                               $ 1.0000      $ 1.0000    $ 1.0000       $ 1.0000       $ 1.0000
Net investment income from
  investment operations                      .0239         .0470       .0322          .0231          .0036
Less dividends from net
  investment income                         (.0239)       (.0470)     (.0322)        (.0231)        (.0036)
                                          --------      --------    --------       --------       --------
Net asset value at end of period          $ 1.0000      $ 1.0000    $ 1.0000       $ 1.0000       $ 1.0000
                                          ========      ========    ========       ========       ========
Total Return                                  4.77%(d)      4.70%       5.13%(d)       4.61%(d)       4.11%(d)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)       $  243.4      $  154.1    $  171.7
Ratio of expenses to average net assets        .60%(d)       .60%        .60%(d)   $   50.8       $   58.4
Ratio of net investment income to                                                       .75%(d)        .75%(d)
  average net assets                          4.70%(d)      4.59%       5.00%(d)       4.55%(d)       4.12%(d)

(a) From October 23, 1997 (Commencement of Operations) to May 31, 1998.
(b) From January 21, 1997 (Commencement of Operations) to May 31, 1997.
(c) From October 15, 1997 (Commencement of Operations) to May 31, 1998.
(d) Annualized.
(e) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratio and net investment income amounted to 48% and 4.83%, respectively, for the period ended May 31, 1997.
(f) From April 30, 1999 (Commencement of Operations) to May 31, 1999.
* Unaudited.

                                                             Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408



                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408



                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368



                                                                       Custodian
                                               Investors Fiduciary Trust Company
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105



                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006



                                                            Independent Auditors
                                                                        KPMG LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017

      Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.


                               ABCMSEMI1299-022900